                                                                    EXHIBIT 10.2

           ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
                        DIVISION OF BUSINESS AND FINANCE
                               CONTRACT AMENDMENT

                                                     Page 1 of 1 with Attachment

1. AMENDMENT NO.:                  2. CONTRACT NO.:         3. EFFECTIVE DATE OF MODIFICATION:      4. PROGRAM::
---------------------------------------------------------------------------------------------------------------
      01                            YH04-0001-03                       MAY 1, 2003                       OMC
---------------------------------------------------------------------------------------------------------------
5. CONTRACTOR/PROVIDER NAME AND ADDRESS:

                                           HEALTH CHOICE ARIZONA
                                       1600 WEST BROADWAY, SUITE 260
                                         TEMPE, ARIZONA 85282-1136
---------------------------------------------------------------------------------------------------------------
6. PURPOSE:

                                 To incorporate GSAs and Special Provisions
---------------------------------------------------------------------------------------------------------------

7.   THE CONTRACT REFERENCED ABOVE IS AMENDED AS FOLLOWS:

1.       The following GSAs are hereby incorporated into Contract Number
         YH04-0001-03:

         GSA #4 - Mohave, Coconino, Navajo and Apache Counties
         GSA#8 - Pinal/Gifa Countries
         GSA#10 - Pima county (only)
         GSA#12 - Maricopa County

2. The attached Special Provisions are also hereby incorporated into Contract Number YH04-0001-03.

Note: Please sign, date and return one original to:     AHCCCS Contracts and
                                                        Purchasing
                                                        701 E, Jefferson, MD5700
                                                        Phoenix, Arizona 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

     IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9.   NAME OF CONTRACTOR:

         Health Choice Arizona

SIGNATURE OF AUTHORIZED INDIVIDUAL:

         /s/ Carolyn Rose

TYPED NAME: Carolyn Rose

TITLE: Chief Executive Officer

DATE: MAY 7, 2003

10.  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM

SIGNATURE: /s/ MICHAEL VEIT

TYPED NAME: MICHAEL VEIT

TITLE: Contracts and Purchasing Administrator.

DATE: May 1, 2003

                    SPECIAL PROVISIONS (CONTRACT #YH04-0001)

                            HEALTH CHOICE OF ARIZONA

1.   MINIMUM NETWORK STANDARDS

Contractor must have made significant progress toward signed subcontracts with the entire provider network by June 15, 2003, in order to participate in "Open Enrollment". Contractors must have their entire provider network contracted, with providers, that meet or exceed the applicable Geographic Service Area (GSA) Minimum Network Standards, as outlined in Attachment B of this contract, by August 15, 2003. Furthermore, the Contractor must have in place a sufficient number of contracts with providers to ensure that all covered services, as described in Section D, Paragraph 10 (Scope of Services) of this contract, will be provided in accordance with Section D, Paragraph 33 (Appointment Standards) of this contract. Contractor must have a provider network that will be capable of serving the greater of your existing membership in a GSA or up to one half of the members in a rural area, one sixth of the members in Maricopa County and one fourth of the members in Pima County. Provider contracts must include, verbatim, the minimum sub-contract provisions located in Attachment A of this contract.

Failure to meet this provision may result in contract termination or the selection of an alternative contractor, financial sanctions, an enrollment cap, or other penalties in accordance with R9-22-606 and R9 31-606.

2.   COMPLIANCE WITH MARKETING POLICY

Marketing materials can only list contracted providers. If Contractor is found to be in violation of the AHCCCS Health Plan Marketing Policy, Contractor may be subject to an enrollment cap or other section, in the applicable GSA(s) affected by the violation. Further detail about Open Enrollment will be sent under separate cover within the next few days.

3.   READINESS ASSESSMENT

As discussed in Section D, Paragraph 70 of the contract, AHCCCS may conduct Operational and Financial Readiness Reviews on all successful offerors. A contractor will be permitted to commence operations only if the Readiness Review establishes the ability to comply with contractual requirements. AHCCCS may enforce provisions of R9-22-606 and R9-31-606 if contractor does not satisfy Readiness Review requirements.

4.   REVISED FINANCIAL FORECASTS

The Contractor is required to supply AHCCCS with revised financial forecasts by 6/15/03 based on awarded rates and contract terms, excluding prior period coverage revenues and expenses. On a statewide basis, provide financial forecasts including income statement and balance sheet for each year of the next three years. Any loses budgeted will require additional equity and performance bond coverage.

5.   PERFORMANCE BONDS

Contractor must submit a detailed plan to meet the AHCCCS performance bond requirements to the Office of Managed Care by June 30, 2003. All performance bond account activity requires the advanced approval of AHCCCS. The performance bond must be posted within 15 days following notification by AHCCCSA of the amount required.

6.   MINIMUM CAPITALIZATION REQUIREMENT AND EQUITY PER MEMBER

The capitalization requirement must be met by June 30, 2003. Please refer to Section D, Paragraph 45 of the CYE '04 Contract for the minimum capitalization requirements by GSA. Refer also to the Performance Bond/Equity Per Member Policy for more details about the equity requirements. Failure to meet this standard may result in an enrollment cap being imposed in any or all contracted GSAs.

7.   MANAGEMENT SERVICES SUBCONTRACTORS

All proposed management services subcontracts and/or corporate cost allocation plans must be submitted to the Office of Managed Care for prior approval. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees changed and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to the Contractor, the Contractor may be placed on monthly financial reporting, and/or financial sections may be imposed. Further, no changes can be made to the management agreements without AHCCCS' prior approval. Finally, all administrative costs, including management fees, allocated fees, cannot exceed 10% annually.

8.   ADDITIONAL FINANCIAL REPORTING

Contractor is a wholly owned subsidiary of IASIS. Consequently, contractor must submit quarterly unaudited financial information of the parent or sponsoring organization (balance sheet and income statement only) within 60 days of quarter end, and audited financial statements of the parent or sponsoring organization no later than 120 days after fiscal year end.

9.   TITLE XIX WALVER GROUP RATES

AHCCCS acknowledges that the final offered Title XIX Waiver Group rates have not been provided and will provide the Contractor with these rate as soon as possible.

10.  GSA #10 CAPITATION RATES

AHCCCS acknowledges that the final offered capitation rates for GSA #10 have not been provided as the previously offered rates assumed an award in Santa Cruz County. AHCCCS will provide that final GSA #10 rates for Pima County only as soon as possible.

12.  EXTRA CREDIT PROGRAMS/INITIATIVES

Contractor shall implement/maintain the following programs/initiatives as described in Submission 52 of the Contractor's RFP response:

         52A. Care Coordination Department.
         52B. Medicity Managed Care Web Portal/Newbridge Information Systems

Contractor shall submit to the Office of Managed Care a detailed description of the program goals, work plan with timelines and the methodology for assessment of results within 45 days from the beginning of the contract year. An interim update report shall be submitted to the Office of Managed Care by April 1, 2004. A report which covers progress made, an assessment of the success of the initiative/program, changes made as a result of the project and work plans covering the future of the project shall be submitted within 45 days of the beginning of Contract Year Ending 2005.

                                                      CONTRACT/RFP NO. YH04-0001

                                                    Contract Number YH04-0001-03

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                          SOLICITATION, OFFER AND AWARD
                      REQUEST FOR PROPOSAL NUMBER YH04-0001

DATE ISSUED: FEBRUARY 3, 2003               ISSUED BY :                         AHCCCSA
SUBJECT OF SOLICITATION:                                                        CONTRACTS AND PURCHASING
ACUTE CARE SERVICES                                                             701 E JEFFERSON AVE.
TERM OF CONTRACT: 10/1/03 -9/30/06                                              PHOENIX, AZ 85034

   QUESTIONS CONCERNING THIS SOLICITATION SHALL BE SUBMITTED TO MICHAEL VEIT,
                               (602) 417-4762 OR
                      E-mail of MJVeit@ahcccs.state.az.us

I.       SOLICITATION

In accordance with A.R.S. Section 36-2901, which is incorporated herein by reference, competitive sealed proposals will be received at the address above, until, 3:00 p.m. local time, March 31, 2003. Proposals must be in the actual possession of AHCCCSA on or prior to the time and date and at the location indicated above. Late proposals will not be considered. Proposals must be submitted in a sealed envelops or package (original and 7 copies) with the Solicitation Number and the offeror's name and address clearly indicated on the envelope or package. All proposals must be completed in ink or typewritten. Additional instructions for preparing a proposal are included in this solicitation document.

                               TABLE OF CONTENTS

A.       SOLICITATION, OFFER AND AWARD .........................................        1

B.       RATES .................................................................        6

C.       DEFINITIONS ...........................................................        7

D.       PROGRAM REQUIREMENTS ..................................................       15

E.       CONTRACT CLAUSES ......................................................       73

F.       INDEX .................................................................       81

G.       REPRESENTATION & CERTIFICATIONS .......................................       84

H.       EVALUATION FACTORS ....................................................       93

I.       INSTRUCTIONS TO OFFERORS ..............................................       96

J.       ATTACHMENTS ...........................................................      110

II.      OFFER (Must be fully completed by Offeror)

The undersigned Offeror hereby agrees, if this offer is accepted within 120 days of receipt of proposals, to provide all services in accordance with the term and requirements stated herein, including all attachments, amendments, and Best-and-Final Offers (if any).

Name of Offeror: Health Choice Arizona          Phone: 480-968-6866

Address: 1600 W Broadway, Suite 260             Fax: 480-784-2933

City/State/Zip: Tempe, AZ 85282                 Email: crose@iasishealthcare.com

Printed name of Person Authorized to Sign Offer: Carolyn Rose

Offeror's Signature: /s/ Carolyn Rose           Date: March 31, 2003

III.     AWARD (To be completed by AHCCCSA)

The offer, including all attachments, amendments and Best-and-Final Offer (if any), contained herein, is accepted. Awarded this 1st day of May, 2003.

/s/ Michael Veit
----------------
Michael Veit, as AHCCCS Contracting Officer

                                     - 1 -

                                                                Acute Care RFP
                                                                February 3, 2003

                                                                     Page 1 of *

                                SOLICITATION AMENDMENT
-----------------------------------------------------------------------------------------------------------------
                                                                                Arizona Health Care Cost
                                                                                Containment System Administration
                   Solicitation Number: RFP YH04-0001                           (AHCCCSA)
[AHCCCS LOGO]      ACUTE CARE SERVICES - CYE 04                                 701 East Jefferson, MD 5700
                   Amendment Number Four                                        Phoenix, Arizona 85034
                   Solicitation Due Date: March 31, 2003, 3:00 PM (MST)         Michael Veit, (602) 417-4762

A signed copy of this amendment shall be included with the proposal, which must be received by AHCCCSA no later than the Solicitation due date and time. This solicitation is amended as follows:

The questions and answers document has been updated for the round two questions. The new questions are shaded for easy identification.

*. All other terms and conditions remains the same, including the proposal due date and time.

----------------------------------------------------------------------------------------------------------------------------
Offeror hereby acknowledges receipt and                         This Solicitation Amendment is hereby executed this 14th day
understanding of this Solicitation Amendment.                   of March, 2003, in Phoenix, Arizona.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Signature                                       Date
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Typed Name and Title                                                                        Michael Veit
----------------------------------------------------------------------------------------------------------------------------
                                                                             Contracts and Purchasing Administrator
----------------------------------------------------------------------------------------------------------------------------
Name of Company
----------------------------------------------------------------------------------------------------------------------------

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
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
1     6    Sect B                What format is required for the actuarially sound A basic actuarial certification letter with a
                                 certification?                                    signature. A member of the American Academy of
                                                                                   Actuaries must attest that the rates they bid are
                                                                                   actuarially sound for that plan.
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2     6    Sect B                What is the definition of "actuarially sound"     The definition on page 99 of the RFP is adequate
                                 for the purposes of the actuarial certification?  at this time.
                                 Is it the general definition as described on
                                 page 99 of the RFP or is it the CMS definition
                                 of "actuarially sound" or should the certifying
                                 actuary refer to the applicable actuarial
                                 standards as issued by the Actuarial Standards
                                 Board?
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3     6    Sect B                How will the Offeror know that the bid            Yes AHCCCSA agrees that the hard copy print out
                                 submission in the AHCCCSA Web application is      will prevail if there is a difference in what is
                                 correct? Not that we don't trust the AHCCCSA      entered into the web site and what is on the hard
                                 systems, but wouldn't it be better if the rate    copy print out. This statement corrects the
                                 submitted via print out (that the actuary is      direction in Attachment E of the RFP as issued on
                                 certifying and can see) is the prevailing bid     February 3, 2003.
                                 rather than the bid submitted via Web
                                 application? The actuary can't certify to the     If there is a difference, the web site will be
                                 accuracy of the AHCCCSA systems.                  adjusted to match the hard copy print out. All
                                                                                   reports that will be used in the scoring are
                                                                                   generated from the web site bids; therefore, it
                                                                                   is necessary that the web site bids are correct.
                                                                                   Please note that because the bids will be scored
                                                                                   using the web site, the Offeror must submit one
                                                                                   set of bids only. Barring AHCCCS system issues,
                                                                                   the hard copy and the web bid submissions must be
                                                                                   identical.

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4     6    Sect B                Please define more specifically what the          Please refer to the answer in question #2 above
                                 definition of "Actuarially Sound" means FROM THE  for a description of actuarial soundness. Because
                                 OFFEROR'S PERSPECTIVE. If a health plan has a     of concerns regarding adverse selection that an
                                 sicker than average population for a given rate   AHCCCCS Contractor had, AHCCCS engaged Mercer to
                                 cell, how should an Offeror reconcile its         run AHCCCS health plan encounter data through
                                 "actuarially sound" bid when this rate will be    the Chronic Disability Payment System (CDPS) in
                                 above the rate range?                             2002. Each of the health plans was scored from a
                                                                                   risk standpoint. Total reimbursement [capitation,
                                                                                   regular reinsurance, catastrophic reinsurance,
                                                                                   AIDS/HIV $, maternity payments, etc.] paid to
                                                                                   health plans were also tabulated for comparison
                                                                                   purposes. Because this analysis showed almost
                                                                                   perfect alignment in the ranking of risk versus
                                                                                   payment, AHCCCS felt the actuarial soundness of
                                                                                   its current payment methodologies had been
                                                                                   confirmed.

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5     6    Sect B                In the response to this question in the last      The results of running the CDPS model will not be
                                 round, AHCCCSA indicated that a CDPS analysis     used in developing capitation rate ranges.
                                 had been performed on all current contractors.

                                                                                   The analysis showed that plans with higher acuity
                                                                                   tended to collect proportionately more in
                                 Supplementary revenue sources such as             supplementary revenue. The
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
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
                                 reinsurance should be correlated to risk          purpose of rebasing the capitation rates and the
                                 selection. However rank does not ensure rate      supplementary revenue sources is to ensure that
                                 adequacy. A plan may have 6% higher acuity but    reimbursement and risk adjusters are adequate.
                                 only 3% more from supplementary revenue
                                 sources. Will AHCCCS use the CDPS risk factors
                                 developed last year to appropriately move the
                                 rate range up or down for each existing plan?
                                 New plans can be assumed to attract an average
                                 "1.00" population.
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6     6    Sect B                Given the BBA's requirement for the rate ranges   CMS has issued an extensive rate-setting
                                 to be "Actuarially Sound" FROM THE PERSPECTIVE    checklist that defines in great detail exactly
                                 OF THE STATE'S ACTUARIES , please define more     what is meant by actuarially sound rates. Mercer
                                 specifically what this means.                     was consulted extensively by CMS in the
                                                                                   development of the tool, and supplied much of the
                                                                                   material that found its way into the checklist.
                                                                                   We do not foresee significant changes in the way
                                                                                   rate ranges are established in Arizona. There may
                                                                                   be significant changes in the way they are
                                                                                   documented and filed with CMS.

                                                                                   Mercer brought the issue of actuarial soundness
                                                                                   to the attention of the American Academy of
                                                                                   Actuaries. As a result, the Actuarial Standards
                                                                                   Board has just begun its own analysis of what it
                                                                                   means to make an assertion that capitation rates
                                                                                   are actuarially sound. Mercer is also represented
                                                                                   on this task force and will take its
                                                                                   recommendations into account as they become
                                                                                   available.
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7     6    Sect B                Will AHCCCSA accept a "qualified" certification   Yes, we would accept a certification based on the
                                 of actuarial soundness? For example, if a         best data and information available at the time
                                 current contractor is expanding into a new GSA    that the certification is made. Presumably the
                                 and letters of intent are included for the        actuary has satisfied himself or herself that the
                                 network, the actuary will be required to qualify  letters of intent will evolve into signed
                                 the opinion with an assumption as to what the     contracts at the assumed reimbursement levels.
                                 final reimbursement might be. Is this acceptable  The actuary for each offeror will need to certify
                                 to AHCCCSA? Also, will AHCCCSA require a          that the rates submitted for initial bids are
                                 certification of actuarial soundness after a      actuarially sound for that offeror. Subsequent
                                 BFO? What happens if the actuary can't certify    certifications are required after the BFOs (if
                                 to actuarial soundness if the bidder is asked to  applicable). If at any time an actuary does not
                                 accept lower rates during the BFO process?        feel the proposed rates are actuarially sound for
                                                                                   his or her client, the bidder should not sign a
                                                                                   contract with AHCCCSA

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8     9    Sect C  Definition,   Is the word inpatient referring to admission to   The definition of emergency medical services
                   Emergency     the emergency room?                               includes services provided in both inpatient and
                   Medical                                                         outpatient settings. This definition did not
                   Service       Can we assume that if it refers to admission to   change with BBA. The notification standards have
                                 the hospital that it would only be related to     changed. Emergency service providers have up to
                                 emergency surgery or ICU status and once the      10 days to notify the health plan. Notice
                                 patient is stabilized in the ICU that             requirements are still being analyzed, and
                                 notification applies?                             further clarification will be forthcoming.
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
 9    18    Sect D #3-Enrollment The RFP states that contractors are responsible   The prior period coverage (PPC) time period is
                   and           for payments during prior period coverage and may already defined and limited depending upon the
                   Disenrollment include services provided prior to the contract   eligibility category. Please refer to AHCCCS rule
                                 year. Does AHCCCSA anticipate setting a limit as  for those limitations.
                                 to how far back the prior period can go?
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10    18    Sect D #3-Enrollment Health Plan Choice - Members having fewer than    The eligibility source informs AHCCCS that the
                   and           30 days continuous eligibility remaining will not approved eligibility period will extend into the
                   Disenrollment be placed with a health plan but enrolled in      future less than 30 days (example: member is
                                 AHCCCS FFS. Please explain when this may occur.   determined they will be ineligible the following
                                                                                   month although they are eligible this month).
                                                                                   However, it is possible to enroll a member with a
                                                                                   health plan (member had been anticipated to
                                                                                   remain eligible) and then have the member become
                                                                                   ineligible before the end of the month (example:
                                                                                   the member is incarcerated, dies, or moves out of
                                                                                   state).
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11    18    Sect D #3-Enrollment Health Plan Choice - What are the "few            There are unusual situations, usually
                   and           exceptions" in which the effective date of        administrative mistakes, when a TXXI member may
                   Disenrollment enrollment for a Title XXI member will not be the be enrolled during the month. These are rare, and
                                 first day of the month?                           will not affect reimbursement.
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12    18-19 Sect D #3-Enrollment Health Plan Choice - How long do newly eligible   Members are encouraged to choose a health plan
                   and           persons have to select a health plan? How long    prior to the eligibility approval date. If not,
                   Disenrollment does a mother have to select a health plan for    they are auto-assigned through the algorithm. For
                                 her newborn child? For FES babies?                newborns, the members have 16 days to choose a
                                                                                   plan for their baby.
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13    19    Sect D #5-Enrollment When will open enrollment dates be finalized and  It is anticipated that Open Enrollment will take
                   and           shared with contractors?                          place in August, 2003 for enrollment October 1,
                   Disenrollment                                                   2003. The finalized dates will be shared with the
                                                                                   Contractors as soon as they are known.
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14    19    Sect D #3-           When does the capitation payment start: When      As stated in the RFP, "The Contractor is
                   Enrollment    the hospital calls with notification or when the  responsible for notifying AHCCCSA of a child's
                   and           plan calls AHCCCS?                                birth...." However, a hospital may notify AHCCCSA
                   Disenrollment                                                   in lieu of the contractor when the mother is
                                                                                   enrolled in AHCCCS FFS. The plan is required
                                                                                   to notify AHCCCS of a birth when the mother is
                                                                                   enrolled with the health plan. Capitation begins
                                                                                   the day AHCCCSA is initially notified of the
                                                                                   birth by either the Contractor or the hospital.
                                                                                   For babies born to FES mothers, the eligibility
                                                                                   is retro to the date of birth and PPC capitation
                                                                                   is paid for the date of birth to the date of
                                                                                   notification. For babies of enrolled mothers,
                                                                                   there is no PPC capitation and the plan is
                                                                                   prospectively capitated from the date of
                                                                                   notification forward.
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15    20    Sect D #5--Open      How will AHCCCSA handle enrollment in rural       Members of the exiting health plan will have an
                   Enrollment    GSAs if a contract is awarded to an incumbent     opportunity to choose a new health plan through
                                 and a new Contractor? If members have not         an open enrollment process. Per Attachment G,
                                 selected a health plan through the open           AHCCCSA reserves the right to adjust the
                                 enrollment process, would AHCCCSA weight the auto algorithm for a Contractor who is awarded
                                 assignment process to ensure that the non-        contracts in only rural GSA's. This will be
                                                                                   decided at a later date based on awards. That
                                                                                   adjustment per Attachment G is only applicable to
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                 incumbent health plan has a sound membership      contractors in Maricopa and Pima counties.
                                 base to allow a viable operating base?
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16    20    Sect D # 5--Open     Section notes that the algorithm will be adjusted 1.   The exiting contractor's enrollment is
                   Enrollment    to exclude auto assignments to an exiting              anticipated to be capped on July 1, 2003.
                                 contractor:
                                                                                   2.   New contractor names will be added to AEC
                                 1.  On what date would the algorithm be adjusted?      materials for mailing in mid-June.

                                 2.  When will new contractor names be added to
                                     AEC materials?
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17    20    Sect D # 5-Open      For successful Offerors, please describe the open 1.   Open enrollment will only be offered to
                   Enrollment    enrollment process for incumbent contractors           members of exiting Contractors. Those
                                 awarded a contract under this procurement. Will        members will be able to select from all
                                 members of a health plan that is being replaced        contractors in the GSA for enrollment on
                                 in a given GSA be the only members participating       October 1.
                                 in open enrollment activities, or will all health
                                 plans' members participate? When an additional
                                 health plan is added to a GSA, will members of
                                 all existing health plans within that GSA
                                 participate in open enrollment activities?
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18    20    Sect D # 5-- Open    If a contractor is purchased by another           The answer will depend upon details and the
                   Enrollment    organization, will AHCCCS hold an open            timing of the sale and whether an award is
                                 enrollment for those members?                     received by the continuing plan.
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19    20    Sect D #6--Auto-     Are there specific reasons why AHCCCSA made       It is believed that members who are auto assigned
                   Assignment    the statement in the RFP, "Capitation rates may   through the algorithm have a lower risk that
                   Algorithm     be adjusted to reflect changes to a contractor's  those who choose a health plan. Those who choose
                                 risk due to changes in the algorithm"? Could      are believed to be already accessing services, or
                                 AHCCCSA describe the kinds of scenarios that      are in the need of services, which is why they
                                 would require a change to the algorithm? How      are more concerned about the health plan with
                                 would and what type of notification timeline      whom they are enrolled. Therefore, if a plan is
                                 would future changes to the algorithm methodology receiving more members though the algorithm
                                 be communicated to the health plans?              through an adjustment, then it is believed by
                                                                                   AHCCCSA's actuaries that the plan's risk is lower
                                                                                   than the other plans. Therefore, an adjustment is
                                                                                   made to all Contractors' rate to ensure actuarial
                                                                                   soundness.

                                                                                   Another scenario is the adjustment that may be
                                                                                   made if there is a Contractor in Pima or Maricopa
                                                                                   County who has total statewide enrollment of less
                                                                                   than 25,000 members. Another scenario is when a
                                                                                   Contractor's enrollment is capped due to
                                                                                   financial performance or sanctions.
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #   PAGE  SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   The health plans would have at least 30 days
                                                                                   notice. This notification would occur through a
                                                                                   contract amendment.
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20    20    Sect D #6--Auto-     In the first Q & A, AHCCCS indicated that         This determination was based on comparing the
                   Assignment    members who are auto assigned through the         financial experience of two AHCCCS contractors
                   Algorithm     algorithm have a lower risk than those who choose before and after one plan's enrollment was
                                 a health plan....if a plan is receiving more      capped. AHCCCS also pulled a small sample of data
                                 members through the algorithm through an          that supports this contention. AHCCCS is working
                                 adjustment, then it is believed by AHCCCSA's      on pulling a larger more statistically sound data
                                 actuaries that the plan's risk is lower than      sample to continue to verify this belief.
                                 the other plans. Can AHCCCS provide the data on
                                 why this is believed to be true?                  It is also a widely held belief that those who
                                                                                   choose a health plan are already receiving
                                                                                   medical services, or have an investment in their
                                                                                   health due to untreated health problems. Those
                                                                                   who do not choose are therefore not believed to
                                                                                   have the same level of health issues.
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21    20    Sect D # 7--         Membership cards:                                 The Offerors should budget 75 cents per card. New
                   AHCCCS        How much will cards cost?                         cards are issued for the following reasons: new
                   Member        What will the health plans be charged?            member, change in RBHA, change in Contractor,
                   Identificat-  What is the frequency of card issuance (one time  lost/stolen cards, significant name change,
                   ion Cards     per member, when the member changes rate          change in program eligibility, and upon member
                                 codes, when the member changes contractors,       request. AHCCCSA issued approximately 40,000
                                 etc.)?                                            cards per month in the recent months.

                                 Will the invoice provided by AHCCCS be at the     AHCCCSA has not yet determined how the invoicing
                                 member detail level?                              will be handled.

                                 If AHCCCS is unsure about any of the above,       The bidder should use the information provided
                                 please provide direction as to how the health     here in their capitation rate bid submissions.
                                 plan should account for this new cost in its bid.
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22    20    Sect D # 7-          Request on question 18:                           The information AHCCCS has regarding the number
                   AHCCCS        Please provide the number of ID cards distributed of ID cards distributed was included in an
                   Member        by GSA.                                           amendment to the data supplement. The information
                   Identifica-                                                     was not available by GSA, but by health plan.
                   tion  Cards
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23    20    Sect D # 7-          What is the average cost per AHCCCS ID card?      See the answer to #21 above.
                   AHCCCS
                   Member
                   Identificat-
                   ion Cards
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24    20    Sect D               a.  What are the costs to the health plans on a   a-c, e, f. See the answer to #21 above.
                                     per card basis?
                                                                                   d.  AHCCCSA will contract with the vendor. The
                                 b.  For each GSA, how many ID cards (new and          content of the card is not the discretion of
                                                                                       the Contractor.
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                                                                               5

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
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
                                 reissued) were issued last year?                  g. The Contractor will be billed for postage
                                                                                      included in the 75 cents.

                                 c. How many replacement cards were issued last year?

                                 d. For cost control purposes, will the health plans have input regarding the vendor and content of the card?

                                 e. How will AHCCCSA monitor and ensure that health plans are not inadvertently billed for ID cards for other health plans or FFS members?

                                 f. How will ID card costs be handled for members who are retroactively disenrolled (i.e.
                                 refunded)?

                                 g. Will postage be charged to the health plan for the mailing of ID cards?

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25    20    Sect D #8--          Please define "available facility"                This is a facility that would normally be
                   Mainstreaming                                                   available for use by your members i.e.,
                   of AHCCCS                                                       in-network or when medically necessary. The
                   members                                                         intent of the statement is that use of such a
                                                                                   facility cannot be denied based on one of the
                                                                                   criteria in the previous paragraph in the RFP,
                                                                                   payor source, race, color etc.
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26    20    Sect D #8--          What does AHCCCSA consider to be "reasonable      The phrase is used in the context that
                   Mainstreaming steps" to be taken with subcontractors to         "Contractors must take into account a member's
                   of AHCCCS     encourage mainstreaming of members?               culture when addressing members and their
                   members                                                         concerns, and must take reasonable steps to
                                                                                   encourage subcontractors to do the same." The
                                                                                   overall paragraph discusses prohibited
                                                                                   discriminatory practices with respect to a
                                                                                   member's rights to receive services in a manner
                                                                                   that does not discriminate based on payor
                                                                                   source, race, color, gender, etc. The Offeror
                                                                                   should use its own judgment to identify
                                                                                   reasonable steps.
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27    21    Sect D #9--          Transition of Members-Acute Care-If we are        When a member is enrolled in CRS, the health plan
                   Transition of notified from CRS that a patient is coming in or  still has the responsibility of providing all
                   Members       out, what is the plan's responsibility of         covered services for the member that are not
                                 transition and to whom?                           included as CRS covered services for the CRS
                                                                                   enrolled diagnosis (refer to CRS covered
                                                                                   diagnosis list). CRS and the health plan are
                                                                                   expected to coordinate applicable services such
                                                                                   as DME, prescriptions, etc as they pertain in the
                                                                                   transition.
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28    21    Sect D #9--          Are PCP's still required to have dental service   No, dental treatment records are not required in
                   Transition of reports in the medical record?                    the PCP chart. However, record of any verbal
                   Members                                                         referrals/recommendations by the PCP for dental
                                                                                   services should be documented in the patient
                                                                                   record maintained by the PCP.
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29    21    Sect D #10--Scope    CRS is currently under procurement for a new      If an award is made to a new CRS contractor, the
                   of Services   contractor. How will that new contract's          AHCCCS contractors would be responsible for
                   (CRS-last     operations impact coordination of services with   coordinating care with and referring potentially
                                                                                   eligible members to the new contractor. It is
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
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
                   paragraph     AHCCCSA health plans and what will be the         not anticipated that this will have any financial
                                 financial impacts of any contract changes to a    impact to AHCCCS contractors.
                                 health plan?
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30    22    Sect D #10--Scope    Transition of Members-If a member transitions     Yes, CRS must notify contractors of enrollments
                   of Services   "enrolls or discharges" from CRS, is CRS          and disenrollments in accordance with the
                   (CRS-last     responsible for sending timely notice to the      transition policy. Your concern regarding
                   paragraph     health plan? CRS provides a monthly list of       transition time frames is noted.
                                 members accepted and discharged from CRS. This
                                 time frame of "Notification" to a plan doesn't
                                 coincide with transition policy 520 in the AMPM.
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31    22    Sect D #10--Scope    Who is financially responsible for services if    In this instance the member (family or guardian)
                   of Services   the CRS eligible and enrolled member does not     is responsible for payment. The member is
                   (CRS-last     utilize CRS services? The AMPM Section 400        choosing to go out of network for services.
                   paragraph)    references medical care paid by the plan to an    However, it is AHCCCSA's expectation that Health
                                 eligible, enrolled member when CRS fails to       Plans assist members in understanding the
                                 provide timely services. It does not address      services delivery system and that plans
                                 which entity pays for the medical expenses if the facilitate the members use of CRS.
                                 member is an eligible, enrolled CRS patient, but
                                 refuses to use their services. Under these
                                 circumstances, does the health plan continue to
                                 pay for medical services or are we not obligated
                                 to pay for the CRS covered services because of
                                 CRS eligibility and enrollment?
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32    23    Sect D #10-Scope     Please clarify: how does this apply to out of     Providers must register with AHCCCS to be
                   of Services   state providers who are not contracted with the   eligible for payment. A contract with the health
                   (Emergency    plan or AHCCCS? What if a provider refuses to     plan is not required. Registered providers may
                   Services,     register with AHCCCS? Can they bill the member?   not bill members for medically necessary covered
                   last          Is there a statute to protect the member from     services. AHCCCS is not aware of a statute that
                   sentence)     billing/collections/by out of state providers? Is protects members from billing/collections by
                                 there a quick registration process for out-of     unregistered, out of state providers. State rule
                                 state providers?                                  prohibits billing of Medicaid members for
                                                                                   medically necessary covered services. AHCCCS does
                                                                                   have a simplified registration form for single
                                                                                   use providers.
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33    23    Sect D #10-Scope     EPSDT - What are the health plans' specific       When this information has not already been
                   of Services   responsibilities in terms of "follow-up" with a   received from the member or the RBHA, the
                                 RBHA to monitor whether members have received     Contractor is expected to contact the RBHA to
                                 behavioral health services?                       ensure that the member has either been scheduled
                                                                                   or seen for an appointment or that the member has
                                                                                   refused behavioral health services from the RBHA.
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34    23-24 Sect D #10-Scope     Emergency Services - Please confirm that the 10   Analysis re BBA Emergency notification
                   of Services   calendar day requirement applies only to the      requirements is ongoing and further clarification
                   (Emergency    notification of emergency services and not to any will be forthcoming.
                   Services,     inpatient stay admission resulting from an
                   last
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
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
                   sentence)     emergency department visit. Please confirm that
                                 the 10 calendar day requirement is unrelated to
                                 the 1 hour response time required.
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35    23-24 Sect D #10- Scope    When will further clarification be forthcoming on Further clarification for bidding purposes is not
                   of Services   the BBA Emergency Notification requirements?      forthcoming; however, AHCCCS is pursuing a waiver
                   (Emergency                                                      with CMS from this provision.
                   Services,
                   last                                                            BBA states that a health plan may not deny
                   sentence)                                                       payment to a provider of an emergency service for
                                                                                   failure to notify the health plan of the service
                                                                                   within 10 calendar days. This does not preclude a
                                                                                   contractor from conducting retro review or
                                                                                   working with hospitals to maintain current
                                                                                   notification time frames. AHCCCS does not expect
                                                                                   contractors to experience an increase in
                                                                                   utilization due to this change.
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36    24    Sect D #10, Scope of In bullet point #2, clarification is needed       Analysis re BBA Emergency notification
                   Services      regarding notification. Does this mean the        requirements is ongoing and further clarification
                   (Emergency    EMERGENCY ROOM services must have notification    will be forthcoming.
                   Services,     to the health plan within 10 days?
                   paragraph 2,                                                    The Offerors should assume that there will be no
                   #2)           By screening and treatment are you including      changes to program costs for this provision when
                                 admissions to the hospital and work up and        developing capitation rate bids.
                                 treatment? If so does the facility have 10 days
                                 to notify the health plan of admission?

                                 Does this  mean there will be no concurrent
                                 review process for any member admitted through
                                 the Emergency Room?
------------------------------------------------------------------------------------------------------------------------------------
37    24    Sect D #10, Scope of "A member who has an emergency medical            The issue of authorization is different from that
                   Services      condition may not be held liable for payment of   of patient financial responsibility.
                   (Emergency    subsequent screening and treatment needed to      Authorization may still be required for follow-up
                   Services,     diagnose the specific condition or stabilize the  done after the patient is stabilized. Prior
                   paragraph 3)  patient". Does this statement mean that           Authorization is not a guarantee of payment.
                                 authorization would not be needed for follow up
                                 visits resulting from the ER visits?
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38    24    Sect D #10-Scope     Emergency services- How long does a provider of   The new notification requirements per BBA are
                   of Services   emergency services now have to notify the plan to within 10 calendar days for emergency services.
                   (Emergency    ensure payment, or is there no time limit?        Analysis regarding BBA Emergency notification
                   Services)                                                       requirements is ongoing and further clarification
                                                                                   will be forthcoming.
------------------------------------------------------------------------------------------------------------------------------------
39    25    Sect D #10--Scope    Regarding observation - no specific time frame in Observation services are defined in the AMPM
                   of Services   RFP versus 24 hours in the contracts. Are you     Policy 310. There is no anticipated change to
                   (Hospital)    changing the AMPM policy to something other       this policy.
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                 than the 24 hour or do we presume it will stay as
                                 per policy?
------------------------------------------------------------------------------------------------------------------------------------
40    25    Sect D #10--Scope    Observation services may be provided on           Please see the AMPM Policy 310, Observation
                   of Services   outpatient basis if determined reasonable...when  Services for clarification.
                   (Hospital)    deciding if member should be admitted for
                                 inpatient care. There is no specification of the
                                 time frame (prior contracts have indicated up to
                                 24 hours).

                                 1. Is the absence of a time designation meant that AHCCCS will be following the 48-hour
                                      Medicare standard?

                                 2.   If the time frame is expanded from 24 to 48
                                      hours, what criteria are going to be used
                                      to determine that the extended stay to 48
                                      hours was appropriate as observation versus
                                      inpatient?
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41    25    Sect D # 10--Scope   What is meaning/financial impact of removing 24-  Please see the AMPM Policy 310, Observation
                   of Services   hour limit from observation services?             Services for clarification. The financial impact
                   (Hospital)                                                      is unknown at this time.
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42    25    Sect D # 10--Scope   What are the adult immunization performance       AHCCCS has not established adult immunization
                   of Services   standards?                                        performance indicators for the acute care
                   (Immunization                                                   population.
                   s)
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43    26    Sect D #10--Scope    What would occur when a member no longer          The Health Plan is responsible for providing
                   of Services   requires the skilled services of a convalescent   medically necessary covered services. Facility
                   (Nursing      care stay, but a discharge from the facility is   coverage is not limited to the skilled level of
                   Facility)     deemed inappropriate for a specific reason? For   care.
                                 example, Mr. Smith is admitted to a skilled
                                 nursing facility for Rehab Services (OT and PT),
                                 after a hip replacement. A week into his stay, he
                                 is discharged from therapies because he is unable
                                 or unwilling to participate. Mr. Smith no longer
                                 meets the criteria for a convalescent care stay,
                                 but he is still not able to care for himself in
                                 his previous living arrangement, and a discharge
                                 from the skilled nursing facility is not
                                 appropriate because of safely issues.
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44    26    Sect D #10--Scope    Can this member (see above question) be kept in   There is no prohibition against health plans
                   of Services   the facility at a lower level (e.g. a custodial   negotiating rates at a lower level of care.
                   (Nursing      care level) until the discharge is appropriate?   AHCCCS does not require notification. Days at a
                                 If this is                                        lower level of care do count toward the 90-day
                                                                                   contract year
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #   PAGE  SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                   Facility)     possible, how would AHCCCSA like to be notified,  maximum benefit.
                                 and would the custodial care days still need to
                                 be counted toward the 90 day contract year
                                 maximum benefit?
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45    27    Sect D #10, Scope of In bullet #2, is 1 hour the correct time for      One hour is the correct time for approval of
                   Services      approval of post-stabilization care services at   post-stabilization care services approval
                   (Post-        non-contracted facilities?                        requests for all provide both contracted and
                   stabilization                                                   non-contracted.
                   Care Services Who will determine the 1-hour time frame? Will
                   Coverage and  telephone logs be used to verify?                 Both hospitals and plans will likely document the
                   Payment,                                                        one-hour timeframe and telephone logs may be one
                   paragraph 2,                                                    method to accomplish this.
                   #2.)
                                                                                   Further clarification regarding BBA requirements
                                                                                   will be forthcoming.
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46    27    Sect D #10, Scope of In bullet #3 A Contractor's physician with        AHCCCS expects treating physicians to act in the
                   Services      privileges at the treating hospital ASSUMES       best interests of the member. Issues such as this
                   (Post-        responsibility for the member's care. What        should be brought to the plan Medical Director
                   stabilization happens when the Contractor's physician with      for resolution.
                   Care Services privileges at the treating hospital is ready and
                   Coverage and  willing to assume the care but the non-contracted
                   Payment,      Attending physician will not relinquish care?
                   paragraph 3,
                   #3.)
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47    27    Sect D # 10, Scope   Is there any information on expected financial    Based upon 18 months of experience with this
                   of Services,  impact of policy change?                          policy, AHCCCSA believes that the financial
                   (Pregnancy                                                      impact is not material, and capitation rates will
                   Terminations)                                                   not be adjusted for this policy change.
------------------------------------------------------------------------------------------------------------------------------------
48    27    Sect D #10, Scope of Post Stabilization - The RFP implies a contractor If authorization is not provided within one hour,
                   Services      must respond to authorization requests within one services are deemed authorized. Methods to
                   (Post-        hour. If not, are services deemed approved? How   monitor this performance requirement will be
                   stabilization will AHCCCSA evaluate health plans' performance   developed. Further analysis of BBA will be
                   Care Services of this requirement?                              completed and additional information will be
                   Coverage and                                                    forthcoming.
                   Payment,
                   paragraph 2,
                   #2.)
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49    28    Sect D # 10-Scope    Omitted...not used as a maintenance regimen...Is  Please clarify and resubmit the question.
                   of Services   this changing or does the phrase "potential for
                                 improvement" cover this?
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                                                                              10


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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
50    28    Sect D # 10--Scope   Will pharmacy carve-out include OTC items         The pharmacy carve out will include those OTC
                   of Services   currently being provided by health plans, for     items that require a prescription.
                   (Prescription example, condoms and nutritional supplements?
                   Drugs)
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51    28    Sect D #10- Scope of Give examples of medically necessary              Includes but is not limited to transportation for
                   Services      transportation.                                   well child care, prenatal appointments, urgent
                   (Transportat-                                                   medical appointments, prescription pick-up at
                   ion, first                                                      pharmacy, ambulance transportation and other
                   sentence)                                                       services that are medically necessary.
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52    28    Sect D # 10- Scope   In previous contracts, physical therapy for all   There is no change in the coverage due to the
                   of Services   members and occupational and speech therapies     deletion of the phrase "if not used as a
                                 for members under the age of 21 are covered on    maintenance regimen". Rehabilitation Therapies
                                 both an inpatient and outpatient basis if not     are covered when there is an expectation of
                                 used as a maintenance regimen. The underlined     improvement in the member's condition.
                                 words are omitted in the RFP. Is there a change
                                 in coverage?
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53    29    Sect D #10--Scope    What is the timeline for new or revised policies  The deadline is October 1, 2003. As clarification
                   of Services   in AMPM regarding Special Health Care Needs?      is available it will be published.
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54    29    Sect D #12-          "AHCCCS members are eligible for comprehensive    No, SFP members are not eligible for behavioral
                   Behavioral    behavioral health services" - This indicates that health services. This will be clarified in the
                   Health        Family Planning members would also have this      RFP document at a future date.
                   Services,     benefit, is this correct?
                   paragraph 1
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55    30    Sect D #12-          In previous publications the PCP was allowed to   Since the inception of the psychiatric medication
                   Behavioral    provide medication management for members with    initiative in October of 1999, which allows
                   Health        diagnoses of MILD TO MODERATE depression, MILD    health plan PCPs to prescribe for certain
                   Services,     TO MODERATE anxiety and attention deficit         behavioral health disorders within the scope of
                   Medication    hyperactivity disorder. Were the words mild to    their practice, the contract language has
                   Management    moderate intentionally left out?                  remained the same. The words "mild", "minor", or
                   Services,                                                       "moderate" have not been in contract and there is
                   paragraph 1                                                     no change in the expectation. AHCCCS policy (AMPM
                                                                                   310) and the guiding principles published in
                                                                                   September 1999 refer to ADD/ADHD, mild
                                                                                   depression, and anxiety disorders as those which
                                                                                   may be managed by the health plan PCP.
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56    30    Sect D #12--         "The Contractor shall allow PCPs to provide       Please refer to the answer for question 55.
                   Behavioral    medication management services (prescription,
                   Health        medication monitoring visits, laboratory, and
                   Services      other diagnostic test necessary for diagnosis and
                                 treatment of behavioral disorders) to members
                                 with diagnoses of depression, anxiety and
                                 attention deficit hyperactivity disorder."
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

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QUEST
  #   PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                 As this statement does not specify that the PCP
                                 may treat "mild" or "minor" depression, please
                                 clarify whether the expectation has changed from
                                 the original guiding principles published Sept
                                 1999.
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57    30    Sect D #12--         Does AHCCCSA have any guidelines for the          No, AHCCCS does not have guidelines specific to
                   Behavioral    monitoring of PCP management of behavioral        the monitoring of PCPs' management of behavioral
                   Health        health disorders?                                 health disorders.
                   Services
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58    30    Sect D #12--         The RFP states," For Prior Period Coverage, the   No, the contractor is not responsible the payment
                   Behavioral    Contractor is responsible for payment of all      of behavioral health services during a PPC time
                   Health        claims for medically necessary covered behavioral period for non TXIX RBHA enrolled members.
                   Services      health  services to members who are not ADHS
                                 behavioral health recipients." Does this mean     Yes, the contractor is responsible all behavioral
                                 that if someone is Non-TXIX RBHA enrolled, the    health services if the member was not RBHA
                                 RBHA is responsible for Behavior Health emergency enrolled.
                                 services during prior period coverage? Is the
                                 Contractor responsible for outpatient
                                 stabilization services during PPC until the
                                 member is RBHA enrolled?
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59    31    Sect D #14-          Regarding transfer of medical information between The MIPS program provides reimbursement for
                   Medicaid in   the Contractor and the member's school or school  school districts that are registered providers.
                   the Public    district....Isn't that a violation of the HIPAA   The relationship between a health plan and a
                   Schools, last privacy standard? Would the Health Plan have to   provider does not constitute a business associate
                   paragraph     have a Business Associate Contract with the       relationship. See 65 Fed. Reg. 82476 (Dec. 28,
                                 schools or school districts?                      2000).
                                                                                   Disclosure for purposes of treatment,
                                                                                   payment and certain health care operations are
                                                                                   permitted by the rules and do not necessarily
                                                                                   require a business associate agreement. 45 CFR
                                                                                   164.506. "Payment" activities include
                                                                                   coordination of benefits. "Treatment" includes
                                                                                   activities by a provider to coordinate care with
                                                                                   a third party. 45 CFR 164.501
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60    31    Sect D #14-(MIPS)-   The RFP states, "Contractors and their providers  The intent of the policy is to prevent
                   last          must coordinate with schools and school districts duplication of service. Contractors can be
                   paragraph     that provide MIPS services to the Contractor's    notified via a DDD support coordinator, a parent,
                                 enrolled members." Is the intent of this new      a school provider or the school. AHCCCS will not
                                 requirement simply to ensure that services are    be providing this information on the FYI file.
                                 not duplicative? How are contractors notified     Plans are required to coordinate care with the
                                 when a school or school district is working with  most appropriate entity to best meet the needs of
                                 a special needs child? Is AHCCCSA going to        the members. Please see HIPAA response given
                                 provide this information on the monthly FYI file? previously. Yes, the school districts have
                                 Are we coordinating with the school or school     expressed a desire to coordinate with the health
                                 district or the providers that actually provide   plans.
                                 the services?
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

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QUEST
  #   PAGE  SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                 Has consideration been given to the HIPAA
                                 implications? Have the schools/school districts
                                 indicated that they are willing to work with the
                                 health plans?
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61    31    Sect D #14-(MIPS)-   Please clarify responsibilities of both the       Please refer to the answers for questions #59 and
                   last          health plan and a school in sharing/generating    #60.
                   paragraph     appropriate medical record requirements? (i.e.
                                 transfers of member medical information)
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62    32   Section #16- Staff    Define difference between Compliance Officer,     The staffing requirement for a Compliance Officer
              D    Requirements  contract YH04 vs. Fraud and Abuse Coordinator,    is in the current contract. The difference
                   and Support   and contract YH03?                                between the two positions is the Compliance
                   Services,                                                       Officer is considered a key position and must be
                   item n.                                                         a senior on-site employee. The function is
                                                                                   similar to that of the Fraud and Abuse
                                                                                   Coordinator, with the additional responsibility
                                                                                   to oversee the implementation of a compliance
                                                                                   program as outlined in Paragraph 62 of the RFP.
                                                                                   The Compliance Officer should continue to attend
                                                                                   the AHCCCS Fraud and Abuse Workgroup.
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63    32   Section #16- Staff    From the first Q & A, it appears that AHCCCS      The requirement for a fraud and abuse coordinator
              D    Requirements  sees the Compliance Officer and the Fraud and     does not appear in the RFP. The corporate
                   and Support   Abuse Coordinator to be two different             compliance officer must be a senior, on-site
                   Services,     individuals. If a health plan has a Compliance    official. The Offeror is responsible for
                   item n.       Officer with its parent organization that is off- designing a system in which its employees do feel
                                 site, can this person be a part of the health     comfortable reporting internal issues to the C.C.
                                 plan's compliance program, in cooperation with    officer. This, however, does not preclude
                                 the on-site compliance/fraud and abuse program?   cooperation and coordination with a compliance
                                 AHCCCS used our compliance program as an example  officer in the parent organization.
                                 of what is expected from health plans during a
                                 recent Fraud and Abuse meeting, but it appears
                                 that these two similar, but separate programs
                                 have become one under the RFP. The purpose of an
                                 off-site Compliance Officer is to allow freedom
                                 for the employee to report any individual
                                 including fellow employees, supervisors, or
                                 managers if they believe there is unethical
                                 behavior within the health plan. The fraud and
                                 abuse program is more likely to look for and
                                 report suspected fraud outside the company, such
                                 as with members or providers. This program with
                                 both of its separate components works well.
                                 However, if we are required to merge them, the
                                 employees may feel uncomfortable reporting
                                 internal issues. Is it possible to maintain both
                                 programs without co-mingling?
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

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QUEST
  #    PAGE   SECT    PARAGRAPH                      QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
64    32    Sect D #16- Staff    This section states that a Grievance Manager is a The 2 position titles are not interchangeable. As
                   Requirements  required position, this is also restated on page  part of the staff requirements in paragraph 16,
                   and Support   33, however, on page 92, Section G, Offeror's Key AHCCCS requires a Grievance Manager who is
                   Services,     Personnel, and the position is listed as          responsible for the oversight of the contractor's
                   item m.       Grievance Coordinator. Is it the intent of        Grievance System. The reference to Grievance
                                 AHCCCSA to require a Grievance Manager or         Coordinator on p. 92 is incorrect and should be
                                 Coordinator? Are these two titles                 changed to Grievance Manager.
                                 interchangeable?
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65    33-34 Sect D #18- Member   According to the revised Member Information       No. This information can be in summary form.
                   Information   Policy, it appears that the content requirements  Space constraints may result in fewer pictures
                                 for the informational brochure to prospective     and other text being used in the brochures.
                                 members has changed, i.e., adding specialists,
                                 telephone numbers and languages spoken. Are
                                 there plans to change the format to allow for the
                                 required content changes?
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66    34    Sect D #18- Member   The RFP states affected members must be           Other changes include, but are not limited to
                   Information,  informed of any other changes in the network 30   turnover in DME providers and provider address
                   last          days prior to the implementation date of the      changes.
                   paragraph     change. Please define "other" changes in the
                                 network and provide examples.
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67    34    Sect D #18- Member   Termination of a contracted provider:             Yes, for members who were seeing the specialist
                   Information,  Does this include specialty providers?            on a regular basis.
                   last
                   paragraph
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68    34    Sect D #18- Member   What does AHCCCSA consider to be "program         Changes in cost sharing or covered services would
                   Information,  changes" that require notification be provided    be examples of program changes.
                   last          to "affected members"?
                   paragraph
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69    36    Sect D #22. Advance  In referring to written information to adult      The sentence should read, "(4) Changes to State
                   Directives,   enrollees, what is meant by (4): "Changes to      law as soon as possible..."
                   last          State as soon as possible, but no later than 90
                   paragraph     days after the effective date of the change?" Does
                                 this requirement conflict with other disseminated
                                 information to member approval requirements?
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70    37    Sect D # 24-         What is the responsibility of the Health Plan     The Health Plans are responsible for continuing
                   Performance   when a response is not received from AHCCCS in a  to improve Performance Indicator rates, and it is
                   Standards,    timely manner as it states that a corrective      expected that health plans will develop and
                   last          action plan "must be approved by AHCCCS prior to  implement interventions that will assist them in
                   paragraph     implementation"?                                  achieving, at a minimum, the AHCCCS Minimum
                                                                                   Performance Standard. The amount of time a health
                                 Will the health plan be given sufficient time     plan will be given to implement a corrective
                                 i.e. (6-9 months) after the date of AHCCCS        action plans depends upon the severity of the
                                 approval to demonstrate improvement?              issue needing correction and the proposed plan.
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71    37    Sect D # 24-         On what are the minimum performance standards     The AHCCCS Minimum Performance Standards are
                                                                                   derived from a
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
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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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
                     Performance     based?                                         formula that includes, but is not limited to
                     Standards                                                      previous Performance Indicator rates and
                                                                                    statewide averages.
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 72     37   Sect D  # 24--          As it relates to levels of performance,        Demonstrable is statistically significant and
                     Performance     please define "demonstrable and sustained      sustained is for more than 1 year.
                     Standards       improvement."
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 73     39   Sect D  # 24--          In the current contract, health plans are      The current contract states "AHCCCSA will
                     Performance     required to report the results of Provider     continue to measure and report results for the
                     Standards       Turnovers and Interpreter Services. Will this  Performance Measures..." This measurement and
                                     still be required under the new contract?      reporting will continue, but because these are
                                                                                    not considered Performance Standards, the
                                                                                    information was removed from the RFP.
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 74     40   Sect D  #27--Network    "For Maricopa and Pima Counties only, this     To clarify, the adjective "metropolitan" is
                     Development     includes a network such that 95% of its        describing Phoenix only. Metropolitan Phoenix
                                     members residing within the boundary area of   includes other cities as shown on the GSA
                                     metropolitan Phoenix and Tucson do not have    map for Maricopa County. In Pima County, this
                                     to travel more than 5 miles to see a PCP,      standard applies only to the city of Tucson.
                                     dentist or pharmacy."

                                     Attachment B, page 115--"In Tucson (GSA 10)    Attachment B, Page 115. Last paragraph should
                                     and Metropolitan Phoenix (GSA 12),             read, "In Tucson (GSA 10) and Metropolitan
                                     the Contractor must demonstrate its            Phoenix (GSA 12), the Contractor must
                                     ability to provide PCP dental and pharmacy     demonstrate its ability to provide PCP, dental
                                     services so that the member so not have to     and Pharmacy services to that 95% of members do
                                     travel more than 5 miles from their            not have to travel more than 5 miles from their
                                     residence.                                     residence."

                                     There seems to be an apparent conflict
                                     between the wording in the Network
                                     Development in paragraph 27, and Attachment
                                     B, page 115. Can you please clarify which
                                     applies and define metropolitan Tucson?
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 75     40   Sect D  # 27 Network    "Contractors must provide a comprehensive      The Contractor is asked to identify network
                     Development     provider network that ensures its membership   gaps in its own annual Provider Network
                                     has access at least equal to, or better than,  Development and Management plan. In addition,
                                     community norms." How will AHCCCS determine    AHCCCSA will utilize information from
                                     community norms?                               licensing boards, commercial insurers and
                                                                                    other publicly available materials to
                                                                                    determine provider availability.
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 76     40   Sect D  # 27 Network    "Access is supposed to be equal or better      The Agency will not advise Offerors about
                     Development     than community norm." How will a potential     improving their submission.
                                     Offeror best demonstrate such access
                                     measures/benchmarks in a successful proposal?
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 77     40   Sect D  # 27 Network    Provider Network Development and Management    The Agency will not advise Offerors about
                     Development     Plan - The plan is to consider access of       improving their submission.
                                     members to specialty care compared to the
                                     general population in the community. How
                                     will a potential
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
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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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
                                     Offeror best demonstrate such access in a
                                     successful proposal? How will this criterion
                                     be measured (i.e. what is the benchmark(s)
                                     that will be used?)?
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 78     40   Sect D  # 27 Network    Provider Network Development and Management    The Bidder should use its best judgment in
                     Development     Plan -                                         deciding how far in the future projected needs
                                                                                    should be assessed in order to maintain an
                                     What is the time period the health plans       accessible network, capable of delivering
                                     should use for "projecting future needs",      covered services for the contract period.
                                     e.g., one year?

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 79     40   Sect D  # 27 Network    How does the requirement to consider           Providers whose service address is outside of
                     Development     providers in neighboring states in terms of    Arizona must be licensed in the state in which
                                     network development reconcile with the         they provide services.
                                     requirement that health plan providers must
                                     be licensed in Arizona? Also, how does this
                                     apply to out-of-state hospitals?
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 80     41   Sect D  # 27 Network    Provider Network Development and Management    The Offeror should use its expertise and
                     Development     Plan -                                         judgment to identify those populations with
                                                                                    network needs different than the majority of
                                     How is AHCCCSA defining "specialty             members in the GSA, who would need special
                                     populations" for the purpose of this plan,     consideration in the design of the network.
                                     and what type of information does AHCCCSA
                                     want addressed regarding specialty
                                     populations as it relates to the plan?
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 81     41   Sect D  # 29--          Re: notifications of significant network       The turnaround time will be dependent upon the
                     Network         changes. In the past, AHCCCSA stated that      circumstances, such as complexity of the
                     Management      it would respond within 14 days. What will be  corrective action plan. As stated in the
                                     AHCCCSA's turnaround time(s) for approvals     paragraph, AHCCCSA will expedite the process
                                     of corrective actions arising from such        in an emergency.
                                     notifications?
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 82     41   Sect D  # 29--          For contractor policies, what does "subject    "Subject to approval" means the Agency has
                     Network         to approval" by AHCCCSA mean? Is AHCCCSA       approval authority over the policies during an
                     Management      approval limited only to network management    operational audit. It is not limited to
                                     policies or all contractor policies? Will      network policies only. Contractors will be
                                     existing plans have to submit their policies   notified of pending operational audits.
                                     for approval?
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 83     42   Sect D  #30--Primary    Once the contractor had determined that        No. The Contractor, however, is expected to
                     Care Provider   appointment availability has not been          ensure that quality of care standards continue
                     Standards       compromised will action still be required      to be met by such providers. The information
                                     should the panel size exceed 1800?             may also suggest that the Contractor should
                                                                                    recruit additional providers to serve members
                                                                                    in that area.
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 84     43   Sect D  #32--"Referral  Referral to Medicare HMO including payment of  The Contractor must have written policies on
                     Procedures      co-payments". Please explain this              their Medicare Cost Sharing responsibilities
                     and             requirement.                                   that should include copayment responsibilities
                     Standards,                                                     when a member is referred to a Medicare HMO.
                     paragraph 1,
                     item g.
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                                                                              16

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
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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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
 85     45   Sect D  #35--Provider   The RFP states, "The contractor remains        There are a number of "applicable" requirements
                     Manual          liable for ensuring that all providers,        that the health plan is responsible for,
                                     WHETHER CONTRACTED OR NOT, meet the            regardless of the providers' contract status.
                                     applicable AHCCCSA requirements." What are a   Examples include, but are not limited to,
                                     health plan's obligations to non-contracted    ensure non-contracted providers do not bill
                                     providers? Please define or further clarify    members for covered services, that claims/
                                     "applicable requirements."                     encounter data is submitted if a financial
                                                                                    liability is incurred by the Contractor, and
                                                                                    that the health plan coordinates benefits.
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 86     47   Sect D  # 37--          Would the "use of provider more than 25        Yes, the Contractor would be responsible for
                     Subcontracts,   times" include hospitals where members are     contracting with physicians who have admitting
                     paragraph 5     admitted through the Emergency Department?     privileges. The Contractor would be encouraged
                                                                                    to contract with the hospital.
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 87     47   Sect D  # 37--          "The Contractor must enter into a written      AHCCCSA is requiring a contract for providers
                     Subcontracts    agreement with any provider (including         used more than 25 times a year, regardless of
                                     out-of-state providers) the Contractor         the number of services provided or members seen.
                                     reasonably anticipates will be providing
                                     services on its behalf more than 25 times
                                     during the contract year." Can this be
                                     applied to one individual receiving 25
                                     services form one provider, or is it for 25
                                     unique members?
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 88     48   Sect D  #39--           With the high potential for AHCCCSA to         This section refers to contracts that AHCCCSA
                     Specialty       develop specialty contracts going forward,     negotiates on behalf of its Contractors.
                     Contracts       (i.e. pharmacy) can AHCCCSA provide            Currently, the only specialty contract AHCCCS
                                     additional details on how the process might    is negotiating is for transplant services.
                                     work (i.e. health plan involvement,            These specialty contracts are for services
                                     adjustments to capitation rates, reporting     provided through the health plans and should
                                     requirements (both to and form AHCCCSA),       not be confused with a carve out of services.
                                     claims payment, recovery/reinsurance, TPL
                                     related issues)?                               In the event AHCCCSA carves out the
                                                                                    responsibility for certain medical services
                                                                                    from its Contractors, AHCCCSA will solicit
                                                                                    feedback from its Contractors, capitation
                                                                                    rates will be adjusted and other operating
                                                                                    issues will be addressed. Because AHCCCSA is
                                                                                    not currently in the process of developing a
                                                                                    carve out, it is unknown what impact a carve
                                                                                    out would have on health plan reporting and
                                                                                    involvement. That would need to be addressed
                                                                                    on a case by case basis depending upon the
                                                                                    type of service that is carved out.
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 89     49   Sect D  #40--Hospital   For Maricopa and Pima counties, the RFP        The Office of Managed Care will accept
                     Subcontractin   states that, "The Contractor shall submit all  hospital subcontracts and amendments for
                     g and           hospital subcontracts and any amendments to    review and approval after contract awards are
                     Reimburseme     AHCCCSA, Office of Managed Care". For all      made. It is suggested that they be submitted
                     nt              counties EXCEPT Maricopa and Pima it states,   as soon after the award that the contracts and
                                     "The Contractor is encouraged to obtain        amendments are complete to allow time for the
                                     subcontracts with hospitals in all GSA's and   process, prior to implementation.
                                     must submit copies of these subcontracts,
                                     including amendments, to
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                                                                              17


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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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

                                     AHCCCSA, Office of Managed Care, at least
                                     seven days prior to the effective dates
                                     thereof". What requirements exist (for
                                     incumbents bidding on new GSA's and new
                                     contractors) to have the Maricopa and Pima
                                     hospital contracts (or any other contract as
                                     required by the RFP) reviewed by AHCCCSA
                                     prior to implementation?
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 90     49   Sect D  #40--Hospital   Hospital Recoupments - Does AHCCCSA have a     AHCCCSA is developing an informal policy
                     Subcontractin   policy regarding recoupment of capitation      related to this issue. Essentially, medical
                     g and           from one health plan and paid to another when  expenditures incurred in these situations
                     Reimburseme     retroactive enrollment occurs, and the         should be treated like expenditures incurred
                     nt              initial health plan has paid claims to a       during the PPC time period. That means, claims
                                     provider who was not aware of the enrollment   should not be denied for lack of prior
                                     change until notified of recoupment (which     authorization, but may be denied if reviewed
                                     often occurs after claims submission           for medical necessity, and the second health
                                     timeframes)?                                   plan determines that the services were not
                                                                                    medically necessary.
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 91     49   Sect D  #40--Hospital   In the Data Supplement, Offerors are           Instructions given in the data supplement
        71           Subcontractin   instructed to consider the Maricopa/Pima       should be considered a valid RFP instruction.
        116          g and           counties contracting pilot project to be
                     Reimburseme     extended beyond September 30, 2003. This is
                     nt              also reiterated in Amendment #1 dated
                                     February 10, 2003. Is the Data Supplement to
                                     be considered a part of the contract and RFP,
                                     and a valid RFP instruction?
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 92     49   Sect D  #40--Hospital   Out of State Hospitals - Given that            Although, Contractors are encouraged to
        119          Subcontractin   Attachment B represents AHCCCSA's minimum      contract with hospitals, they are required to
        120          g and           network requirements, how would a potential    have contracts with physicians with admitting
                     Reimburseme     Offeror successfully address any potential     privileges to hospitals considered to be a
                     nt              network deficiencies if Offeror is only        part of the network. This is true whether the
                                     "strongly encouraged" but not required to      hospital is in-state or out of state.
                                     contract with these out of state providers?
                                     (e.g. regarding out of state providers listed
                                     for GSAs 2 and 4)
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 93     50   Sect D  #42--           "The Contractor shall disclose to AHCCCSA the  This question needs to be clarified. Refer to
                     Physician       information on physician incentive plans       the Physician Incentive Plan regulations for
                     Incentives      listed in 42 CFR 417.479(h)(I) through         AHCCCSA's responsibility in monitoring
                                     417.479(i) upon contract renewal, prior to     compliance with those regulations. The annual
                                     initiation of a new contract, or upon request  disclosure reporting requirement is on hold
                                     from AHCCCSA or CMS."                          until CMS develops a new disclosure form. All
                                     Question: Is CMS providing the state           other provisions will continue to be enforced.
                                     oversight in respect to physician incentives?
                                                                                    AHCCCS is required to report to CMS on its
                                                                                    Contractor's compliance with those
                                                                                    regulations.
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                                                                              18

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
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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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
 94     50   Sect D  #43--           Is a provider that is capitated for            No.
                     Management      ophthalmology services and performs the prior
                     Service         authorization function for ophthalmology
                     Subcontract     services (when there is a denial, the health
                                     plan issues the denial) considered a
                                     Management Services Subcontractor?
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 95     50   Sect D  #43--           Is an organization, such as a Nurse Line       This is not considered a management services
                     Management      that provides a 24 hour service to respond     subcontractor.
                     Service         to member's health care questions,
                     Subcontract     considered a Management Services               The answer is still no.
                                     Subcontractor? Would the answer change if
                                     the same service also receives and refers
                                     all operational issues which arise outside
                                     of normal business hours to the health plan's
                                     staff member on call?
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 96     51   Sect D  #45--           "Continuing Offerors that are bidding a new    A current Contractor is considered an existing
                     Minimum         GSA must provide the additional                offeror in all counties to be bid.
                     Capitalization  capitalization for the new GSA they are
                     Requirements    bidding."
                                     Question: Is the capitalization requirement
                                     for UFC going into Cochise/Graham/Greenlee,
                                     the amount for New Contractors or for
                                     Existing Contractors?
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 97     51   Sect D  #45--           Please clarify what the minimum                The minimum capitalization requirement for
                     Minimum         capitalization requirements are for            bidders is what is listed in the table.
                     Capitalization  continuing offerors bidding a new GSA. Is it   However, a Contractor must also meet it's
                     Requirements    the equity per member standard or the          equity per member standard after the contract
                                     capitalization requirements for new            is awarded. If the bidder meets its minimum
                                     contractors presented in the table?            capitalization, but doesn't meet its equity per
                                                                                    member standard, then the bidder must develop
                                                                                    a plan to meet that standard should they be
                                                                                    awarded a contract.
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 98     51   Sect D  #45--           Since the current RFP realigns some counties   A current Contract is always considered an
                     Minimum         in new GSA's, is a contractor that is          existing contractor for capitalization
                     Capitalization  currently an incumbent in one of the county    purposes. Refer to the Performance Bond/Equity
                     Requirements    (s) in the GSA but not the other county (s)    Per Member Policy for questions regarding
                                     considered to be an existing contractor for    encumbrances on equity. The maximum
                                     purposes of the minimum capitalization         capitalization that a bidder must have to
                                     requirements? If a contractor uses an          secure an award is $10,000,000. However, the
                                     irrevocable letter of credit (LOC) to meet     Contractor must also meet the equity per
                                     its performance bond requirement as            member requirement. If the $10,000,000 does
                                     described in the RFP, is it correct to say     not meet the requirement, then additional
                                     that AHCCCSA will not consider the LOC an      capital must be provided.
                                     encumbrance or a loan subject to repayment
                                     (since the LOC is truly an off balance sheet
                                     item and has no outstanding balance owed) as
                                     described in the minimum capitalization
                                     requirements? Regardless of the number of
                                     GSA's a contractor is awarded, is it
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                                                                              19


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QUEST
  #    PAGE   SECT     PARAGRAPH                       QUESTION                                          ANSWER
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
                                     correct to say that the maximum amount of
                                     capitalization or equity a contractor is
                                     required to meet is $10,000,000?
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 99     51   Sect D  #45--           Please explain the rationale for the Yavapai   The methodology that was used to determine
                     Minimum         County minimum capitalization requirements     the amount of the "existing offerors"
                     Capitalization  being the same for both new and incumbent      minimum capitalization requirement resulted
                     Requirements    contractors.                                   in an amount in excess of what the equity
                                                                                    per member amount would be. Therefore, the
                                                                                    existing offeror's minimum was limited to
                                                                                    the equity per member amount.
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 100    51   SD      #45--           If an Offeror is currently an incumbent        Incumbent.
                     Minimum         health plan in a county that is included in
                     Capitalization  a "new" GSA (e.g. for GSA 4, in one county
                     Requirements    and not all), then will that incumbent
                                     health plan be considered an incumbent
                                     health plan or a "new" Offeror in that "new"
                                     GSA for proposal submission requirement
                                     purposes?
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 101    52   Sect D  #47--Amount     For the Performance Bond specifications it     This does mean termination date, and that
                     of              indicates that it must be effective for 15     clarification will be made in the document
                     Performance     months following the effective date of the     at a future date.
                     Bond            contract...should this be 15 months from the
                                     termination date of the contract?
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 102    52   Sect D  #47 Amount      Will you allow one performance bond from       Yes.
                     of              Yavapai County listing both Yavapai County
                     Performance     Long Term Care and the acute care program?
                     Bond
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103     53   Sect D  #49--           When does AHCCCSA anticipate making changes    OMC anticipates that the revised guide will
                     Advances,       to the "AHCCCSA Reporting Guide for Acute      be available by May 2003. Please note that
                     Distribution,   Care Contractors"?                             reporting requirements will not change.
                     Loans and
                     Investments
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103     53   Sect D  #50--           The RFP indicates that AHCCCS will monitor     Yes, the language will be changed to address
                     Financial       RBUC's Days Outstanding. The standard is set   subcontracts that have provisions that are
                     Viability       at no more than 30 days. Plans may have        different than the BBA requirement prior to
                     Standards/      contracts with providers allowing 45 days to   the contract effective date.
                     Performance     pay a claim. The Plan may also decide to pay
                     Guidelines      as close to the 45th day deadline as
                                     possible. This may put a Plan out of the
                                     30th day standard. Although there are no
                                     sanctions if a Plan falls outside of the
                                     standard, is there some way to restructure
                                     the RBUC standard to take this into account?
                                     Otherwise a Plan may appear to be out of
                                     compliance while still paying providers
                                     according
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                                                                              20

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
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QUEST
  #    PAGE    SECT       PARAGRAPH                    QUESTION                                         ANSWER
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
                                      to contract.
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 105    53    Sect D   #50--          What is the AHCCCSA definition of "liquid     Cash or investments that can be converted to
                       Financial      assets"?                                      cash within 3 business days.
                       Viability
                       Standards/Pe
                       rformance
                       Guidelines
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 106   53-54  Sect D   #50--          How can AHCCCSA be assured that the positive  AHCCCSA monitors several areas of health
                       Financial      financial performance of a health plan is     plan operations to ensure that members are
                       Viability      not the result of not providing all           receiving appropriate services including,
                       Standards/Pe   necessary covered services, or limiting       types of member grievances for denied
                       rformance      access to sub-specialists, thereby causing    services.
                       Guidelines     the more expensive members to select another
                                      health plan?
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 107    54    Sect D   #50--          How many incumbent health plans in each of    Because this ratio varies from quarter to
                       Financial      the past three (3) years have had Medical     quarter, several plans have had Medical
                       Viability      Expense Ratios of less than 85%?              Expense Ratios of less than 85% at various
                       Standards/Pe                                                 times.
                       rformance
                       Guidelines
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 108    54    Section  #50--          Provide clarification on what is meant by     Assets that are set aside on the balance sheet
               D       Financial      "on balance sheet" performance bond.          for the stated purpose of a performance bond,
                       Viability
                       Standards/Pe
                       rformance
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 109    54    Sect D   #51--          Is it the intent of the separate              All lines of AHCCCS business must be
                       Separate       incorporation requirement that a separate     included in one separate corporation--not
                       Incorporation  corporation be established for various lines  separately incorporated. Separate reporting
                                      of AHCCCSA business (i.e. Acute Care, ALTCS   to AHCCCS for these lines of business will
                                      and Health Care Group) or may these lines of  continue to be required.
                                      AHCCCSA business be part of one corporate
                                      entity as long as separate mandated
                                      reporting can be done for each line of
                                      AHCCCSA business?
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 110    54    Sect D   #50--          What is AHCCCSA's intent in lowering the      Because successful medical management and
        150            Financial      Medical Expense Ratio requirement to 80%?     the implementation of disease management
                       Viability      Please explain the potential impacts on       programs can contribute to lower Medical
                       Standards/Pe   capitation rates.                             Expense Ratios, AHCCCSA felt that its
                       rformance                                                    Contractors should not be discouraged from
                       Guidelines                                                   pursuing these managed care avenues by
                                                                                    potential failure to be in compliance with a
                                                                                    financial standard. This does not impact
                                                                                    capitation rate development.
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 112   54-55  Sect D   #53--          Given that the "set" rates for PPC and the    There was different experience for each
                       Compensation   Title XIX Waiver group have never yielded a   plan. This statement is a broad generalization
                                      result above the                              based on one plan's experience. The "bid"
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

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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                                      lower bound of the risk corridor, and given   rates should be based on expected costs and
                                      that these rates will not be released until   utilization for that population. Rate ranges
                                      April 1, 2003, how should the "bid" rates be  will not assume any subsidy, therefore, the
                                      adjusted to subsidize these unknown rates?    bidder should not build in "subsidy" into
                                                                                    the "bid" rates.
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 113 54-55  Sect D   #53--          Given the uncertainty in the Title XIX        The TWG rates were adjusted due to excessive
                       Compensation   Waiver population historical data, will       profits that contractors were making prior
                                      AHCCCSA implement another mid-year rate       to April 1, 2002. It is not anticipated that
                                      reduction (as they did in April 2002, by      the rates will be adjusted mid year unless
                                      42%) if it appears that most contractors      AHCCCS see either excessive profits or
                                      will be profitable in this program?           excessive losses.
                                      Offerors' Conference.
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 114    55    Sect D   #53--          Related to the reconciliation process for     AHCCCSA will use the administrative
                       Compensation   PPC costs, what administration percentage     percentage that is built into the capitation
                                      does AHCCCSA intend to use in the             rates. The policy will be updated to reflect
                                      reconciliation calculation? In the PPC        the elimination of PPC reinsurance in the
                                      Reconciliation Policy, the calculation        future.
                                      includes a reduction for reinsurance. Should
                                      this not be deleted from the policy as
                                      explained in paragraph 58 on page 58 of the
                                      RFP "Effective October 1, 2003, AHCCCSA will
                                      no longer cover PPC inpatient expenses under
                                      the reinsurance program..." Or are there
                                      medical expenditures related to PPC members
                                      that still qualify for the reinsurance
                                      program?
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 115    55    Sect D   #53--          Would "programmatic changes that affect       Yes, programmatic changes include all
                       Compensation   reimbursement" include the anticipated        service categories impacted due a
                                      increase in in-patient stays or other         prescription drug In the event that
                                      associated medical expenditures associated    prescription drugs are carved out,
                                      with carve out of pharmacy benefit?
                                      Will AHCCCS be making adjustments in cap for  AHCCCS will factor in the increases to
                                      increase in malpractice insurance that is     provider payments due to malpractice
                                      being passed on through increases in          insurance premium increases.
                                      contract rates with providers?
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 116    55    Sect D   #53--          In determining the various components of
                       Compensation   health plan reimbursement, how will           The encounter utilization reports have six
                                      AHCCCSA take into account the significant     months of CYE '02 data and financial data as
                                      trends that have occurred since January       reported by health plans have the full CYE '02
                                      1, 2002? For example, population changes      data. This data is used in thedevelopment of
                                      have increased medical costs.                 capitation rates. The information contained in
                                                                                    this data plus adjustments for trend and program
                                                                                    changes should account for increased
                                                                                    utilization.
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 117    55    Sect D   #53--          Given that C-section rates have increased to  The rate development will be based upon recent
                       Compensation   almost 30% in the past 6 months, and are      actual delivery experience. Information
                                                                                    provided by current Contractors will also
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                                                                              22


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QUEST
  #    PAGE    SECT       PARAGRAPH                    QUESTION                                         ANSWER
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
                                      expected to continue increasing due to        be utilized in developing future c-section /
                                      malpractice concerns and changing provider    vaginal delivery percentages. It is
                                      practices (caused, among other things, by     anticipated that there will be an increase
                                      VBACs being limited), how will AHCCCSA take   to the assumed percentage of babies
                                      into account these factors in health plan     delivered by C-section.
                                      capitation rate range development?
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 118    55    Sect D   #53--          Given that AHCCCSA's historical rate          The first statement is subjective, and
                       Compensation   increases have been well below actual health  conflicts with the audited financial
                                      plan and market trends, how will future       information OMC collects from its contractors.
                                      capitation rate increases be developed? Will  [We also note with interest that the example
                                      AHCCCSA adjust its capitation rate increases  chosen seems to conflict with the first part
                                      to a targeted Medical Expense Ratio? For      of the question.] While health plan
                                      example, if the average of all health         profitability is an important input to
                                      plans' profitability is 5%, and expense       rate-setting development, other factors must
                                      trends are increasing at 8% annually, then    also be considered before reaching the
                                      will AHCCCSA pass along to the health plans   conclusion rates are actuarially sound.
                                      8% or 3%?
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 119    55    Sect D   #53--          When will all reimbursement rates that        AHCCCSA anticipates that the "set rates"
                       Compensation   Offerors are not bidding on (by RFP           will be available by April 1, 2003.
                                      instruction) be made available to potential
                                      Offerors? (e.g. prior period coverage,
                                      hospital supplemental payments, HIV/AIDS
                                      supplemental payments, Title XIX Waiver
                                      Group capitation, Title XIX Waiver Group
                                      hospital supplemental payment etc.)
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 120     55    Sect D   #53--         Prior Period Coverage - Please explain        With the transition of the MNMI population
                       Compensation   AHCCCSA's rationale for discontinuing         to the Title XIX Waiver Group, very little
                                      reinsurance for the PPC population. Will      reinsurance is paid through PPC. Therefore,
                                      AHCCCSA be taking this circumstance into      it did not seem cost effective to maintain
                                      account when developing the PPC capitation    the large administrative burden that it puts
                                      rates being developed (that the Health plans  on the agency. The small amount of reinsurance
                                      are not bidding on)?                          paid for PPC claims will be factored into the
                                                                                    capitation rates.
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 121    55    Sect D   #53--          Prior Period Coverage - What is the           AHCCCSA believes that putting the PPC time
                       Compensation   rationale for putting a retrospective period  period at risk will encourage health plans
                                      at risk, and on what basis are AHCCCSA's      to review claims for medical necessity.
                                      actuaries developing rates for this program?
                                                                                    AHCCCSA's actuaries will use actual claims
                                                                                    paid data from the reconciliations to
                                                                                    develop the capitation rates. Furthermore,
                                                                                    the rates are reconciled.
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 122    55    Sect D   #53--          Prior Period Coverage - What assumptions      The assumptions will be released with the
                       Compensation   regarding length of enrollment, enrollee      capitation rates.
                                      choice, and utilization and cost trends have
                                      been made regarding this population?
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                                                                              23


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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
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
 123    55    Sect D   #53--          Prior Period Coverage Reconciliation - Why    AHCCCSA believes that putting the PPC time
                       Compensation   is AHCCCSA putting the health plans at 2%     period at risk will encourage health plans
                                      risk when the health plans have no ability    to review claims for medical necessity.
                                      to manage this utilization and related
                                      costs? Please explain how this will be        AHCCCSA has no evidence that the current PPC
                                      accomplished when current PPC capitation      rate is not adequate.
                                      rates may not be adequate.
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 124    56    Sect D   #53--          "Risk sharing for PPC reimbursement" - is     Yes.
                       Compensation   the elimination of reinsurance also factored
                                      into the rates?
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 125    55    Sect D   #53--          Since PPC rates are done by AHCCCS actuaries  Profit/loss is not build into capitation
                       Compensation   and not by the plans, what profit/loss did    rates. Mercer builds a 2.0% risk contingency
                                      AHCCCS build in to the rate structure?        into the PPC rates.
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 126    56    Sect D   #53--          Please provide a detail definition of the     Additional data will be distributed at the
                       Compensation   services included in the delivery             Offeror's Conference. Please refer to the
                                      supplemental payment. Please provide          service matrix for coding and service
                                      detailed information on the DRGs, revenue     category.
                                      codes, and CPT/HCPCS codes included in the
                                      definition
----------------------------------------------------------------------------------------------------------------------------------
 127    56    Sect D   #53--          Please provide details on how the             The hospital supplemental payment will be
                       Compensation   hospitalized supplemental payment is          calculated based on the costs of the first
                                      calculated.                                   hospitalization for members who were
                                                                                    hospitalized on the date of application.
                                                                                    Encounter data will be used to determine
                                                                                    these costs.
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 128    56    Sect D   #53--          Title XIX Waiver Group Rates - Will the       AHCCCSA anticipates that it will continue
                       Compensation   existing member choice selection adjustment   with the choice adjustment.
                                      percentages remain in effect for Title XIX
                                      Waiver Group members, and will those ranges   The TWG rates, including the hospitalized
                                      apply to both the AHCCCSA Care and MED        supplemental payment, will be set by Mercer.
                                      groups? What assumptions underlie the ranges  Rate ranges will not be developed for this
                                      assigned for capitation rate adjustments      group. A risk corridor will be built around
                                      under this methodology?                       these rates.
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 129    56    Sect D   #53--          Title XIX Waiver Group Rates - Will AHCCCSA   AHCCCS will provide the assumptions
                       Compensation   share its assumptions regarding development   regarding the development of the hospital
                                      of the hospital supplemental payment? Will    supplemental payment at the time they are
                                      AHCCCSA provide application dates to the      released.
                                      health plans in order to allow them to track
                                      the receivables for these payments?           No, AHCCCSA does not have the application
                                                                                    dates to provide.
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 130    56    Sect D   #53--          The RFP indicates that AHCCCSA may evaluate   The analysis has not been completed. AHCCCS
                                                                                    will continue to
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                                                                              24


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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                       Compensation   the cost experience of choice members versus  pursue this analysis.
                                      those who are auto-assigned. Has AHCCCSA
                                      completed any such analysis, and will that
                                      analysis be shared with Offerors prior to
                                      the proposal due date?
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 131    56    Sect D   #53--          Delivery Supplement - What specific cost      An ad-hoc delivery report will be
                       Compensation   components comprise the delivery supplement   distributed to all potential contractors at
                                      payment? What period of time preceding and    the bidders' conference to be held on Friday
                                      subsequent to the birth event should be       February 21, 2003. The delivery supplemental
                                      included?                                     payment covers costs from six months prior
                                                                                    to the delivery date, the actual delivery,
                                                                                    and two months post delivery. The offset in
                                                                                    the CRCS should be eight months of
                                                                                    capitation for the member.
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 132    57    Sect D   #55--          If a member is hospitalized with a police     If the member meets any of the following
                       Capitation     guard, are they considered incarcerated? If   criteria, they will be considered
                       Adjustments,   not, please provide the definition that is    incarcerated.
                       paragraph 2,   used by AHCCCS to qualify a member as
                       item b.        "incarcerated."                               The following are considered inmates:

                                                                                         1.   an inmate in a DOC prisoner

                                                                                         2.   an inmate of a county, city
                                                                                              or tribal jail

                                                                                         3.   an inmate of a prison or jail
                                                                                              prior to conviction

                                                                                         4.   an inmate of a prison or jail
                                                                                              prior to sentencing

                                                                                         5.   an inmate of a prison or jail
                                                                                              who can leave prison or jail on
                                                                                              work release or work furlough
                                                                                              and must return at specific
                                                                                              intervals

                                                                                         6.   an inmate of a prison or jail
                                                                                              who can leave prison or jail on
                                                                                              work release or work furlough and
                                                                                              must return at specific intervals

                                                                                         7.   an inmate who receives outpatient
                                                                                              medical services outside of the
                                                                                              prison or jail setting.
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 133    57    Sect D   #56--          As an incentive, "AHCCCSA will adjust the     No, AHCCCS will not accept a plans audited
                       Incentives     auto assignment algorithm methodology to      HEDIS results. AHCCCS will generate the
                                      incorporate contractor's clinical             performance indicators to ensure consistency
                                      performance indicator results in the          in data collection and analysis methodology
                                      calculation of target percentages." AHCCCSA   across contractors. However, contractors
                                      will use pre-natal care in the first          will be involved in this process and should
                                      trimester as a performance indicator. Will    agree with the indicator results based on
                                      AHCCCSA accept the Health Plan's audited      data submitted to AHCCCS.
                                      HEDIS results when reporting this indicator?
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 134    57    Sect D   #56--          As contractors will be required to post       Contractors must post AHCCCS generated
                       Incentives,    clinical performance indicators on the        performance indicators. These will not be
                       Use of         Health Plan web site, are these indicators    posted prior to receiving Contractor
                       Website, last  AHCCCS generated numbers or health plan       feedback.
                       paragraph      internal data?
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 135    57    Sect D   #56--          Use of Web Site - Please confirm when this    AHCCCS will inform the plans when this
                                      data                                          information is required to
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                                                                              25


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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
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
                       Incentives,    must be posted to a health plan's web site.   be posted. Available information will be
                       Use of                                                       posted in CYE '04.
                       Website, last
                       paragraph
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 136    57    Sect D   #56--          On what contract year will the clinical       As soon as reported by AHCCCS in 2005, for
                       Incentives,    performance indicator results be based to     Contract Year 10/1/03 through 9/30/04.
                       Use of         adjust the auto- assignment algorithm? When
                       Website, last  will these clinical performance indicator
                       paragraph      results be made available to the health
                                      plans?
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 137    57    Sect D   #56--          49. For prenatal care in the first            AHCCCS uses the HEDIS specifications for
                       Incentives,    trimester, what definition of "trimester"     definition of trimester. Healthy People 2010
                       Use of         will be used in calculating the performance   is the benchmark. Further clarification will
                       Website, last  measures that will impact the                 be forthcoming.
                       paragraph      auto-assignment algorithm, and how will it
                                      be benchmarked? Examples to consider for
                                      clarification include: first time seen for
                                      this pregnancy, whether or not on AHCCCS;
                                      first time seen on AHCCCS, whether or not by
                                      current health plan or provider, and first
                                      time seen by current health plan or
                                      provider.
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 138    58    Sect D   #56--          Related to the incentive fund (it is          AHCCCSA is not considering a financial
                       Incentives     understood that the incentives would not      incentive program at this time--but may in
                                      take place until after the CYE 9/30/04),      the future. Contractor input into the
                                      however, what type and or amount of           process will be solicited.
                                      capitation is AHCCCSA considering retaining?
                                      AHCCCSA has previously discussed              Any amounts withheld from capitation would
                                      incorporating incentives and performance      be small enough so as to not impact the
                                      outcomes into the reimbursement to            actuarial soundness of the capitation rates.
                                      contractors but has not previously
                                      implemented a process. How much input will
                                      AHCCCSA solicit from the contractors in
                                      developing incentives and/or the performance
                                      measured outcomes? If contractors are
                                      required to develop/submit actuarially sound
                                      capitation rates how can AHCCCSA retain a
                                      portion of the capitation for an incentive
                                      fund? Would this action cause the capitation
                                      rates to not be actuarially sound?
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 139    58    Sect D   #57--          Related to inpatient reinsurance and nursing  Please refer to the Reinsurance Claims
                       Reinsurance    facility service expenditures in lieu of      Processing Manual, Chapter 2, Section 2,
                                      hospitalization, can AHCCCSA be more          Chapter 3, Section 2, and Chapter 6,
                                      specific on what expenditures would qualify   Section 4.
                                      for reinsurance reimbursement as described
                                      in the RFP? The definition of what qualifies
                                      as "...provided in lieu of
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

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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                                      hospitalization..." has been an issue in the
                                      past.
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 140    58    Sect D   #57--          What are the reinsurance premiums in regards  This will be published by the end of February.
                       Reinsurance    to the reinsurance table on page 58?
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 141    58    Sect D   #65            Incentive Fund - What performance measures    AHCCCSA has not developed a methodology for
                       Incentives     does AHCCCSA intend to use in administering   the incentive fund at this time.
                                      the Incentive Fund? Will such incentive fund
                                      measurements be linked to the accessibility
                                      and quality of covered services coordinated
                                      by the health plan, or to the Medical
                                      Expense Ratio?
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 142    60    Sect D   #57--          What does "certify" mean as it references     Per the BBA all encounter submissions must
                       Reinsurance    "verify and certify" encounters?              be certified as accurate by the submitter.
                                                                                    OMC EPARS unit has issued a format for that
                                                                                    certification.
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 143    61    Sect D   # 57--         Please give a clearer explanation of          AHCCCS will not reimburse for penalties
                       Reinsurance,   "Pre-hearing and/or hearing penalties         assessed to Contractors through reinsurance.
                       Reinsurance    discoverable during the review process will   Contractors have sole financial
                       Audits, Audit  not be reimbursed under reinsurance."         responsibility for penalties that are
                       Consideration                                                awarded through the grievance process.
                       s, first
                       paragraph
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 144    61    Sect D   # 58--         Is CRS considered a third party?              CRS meets the definition as a third party.
                       Coordination                                                 However, this does not mean that this entire
                       of Benefits,                                                 section applies appropriately to CRS
                       paragraph 2,                                                 coverage. Contractors are required to
                       Cost                                                         coordinate service with CRS per Paragraph
                       Avoidance                                                    10, page 22.
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 145    61    Sect D   # 58--         AHCCCSA is currently under procurement for a  The new contractor will perform the same
                       Coordination   new TPL contractor. How will that new         functions as the current contractor.
                       of Benefits,   contract's operations impact coordination of  Therefore, there are no financial impacts
                       paragraph 2,   services with AHCCCS health plans and what    anticipated.
                       Cost           will be the financial impacts of any
                       Avoidance      contract changes to a health plan?
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 146    61    Sect D   # 58--         Third Party Liability:                        The TPL amount reported by health plans is
                       Coordination   Where is historical information for TPL?      approximately $3.5M per year. This is the
                       of Benefits,   If the amounts reported with plans'           amount recovered through pay and chase
                       paragraph 2,   financial PMPM's are net of TPL, what is the  recoveries. This amounts to less than 50
                       Cost           TPL offset? Also, how would a new bidder      pmpm. We do not have additional detailed
                                      know what is in the plans'                    information.
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

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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
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
                       Avoidance      financials?
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 147    64    Sect D   #62--          This health plan is a part of a larger        Please refer to the answers for questions
                       Corporate      corporation; this larger corporation has a    #62 and #64.
                       Compliance     defined Corporate Compliance Program and
                                      Officer. This Officer is located in
                                      Washington D.C.; This health plan
                                      additionally has a Fraud and Abuse Officer
                                      on site. This section appears to mingle the
                                      two together. Are we meeting the guideline
                                      if we have an Off-site Compliance Officer
                                      and Committee, if we have a local on site
                                      Fraud and Abuse officer?
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 148    65    Sect D   #63--Records   "The Contractor shall preserve and make       All member records, regardless of the age of
                       Retention      available all records for a period of five    the member must be maintained and available
                                      years from the date of final payment under    as delineated in this paragraph.
                                      this contract."

                                      As the statement does not differentiate for
                                      age, does the same limit apply to pediatric
                                      patient (<21) records?
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 149    66    Sect D   Page 66,       Upon request, the Contractor shall provide    We do not anticipate that this information
                       Section 64,    updated, date-sensitive PCP assignments:      will be required in the upcoming contract
                       Data           Does AHCCCS anticipate requiring this during  year.
                       Exchange       the upcoming contract year? If so, when will
                       Requirements   the file layout be provided?
                       , first
                       paragraph
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 150    66    Sect D   # 64, Data     Are security code/data transmissions already  The security code/data transmissions have
                       Exchange       in effect with the AHCCCS VPN and PMMIS       been in effect with the AHCCCS VPN and PMMIS
                       Requirements   systems or is this something new?             systems since October of 2002.
----------------------------------------------------------------------------------------------------------------------------------
 151    66    Sect D   # 64, Data     Does the Health Plan have to obtain a         The AHCCCS Administration is not aware of
                       Exchange       business associate contract with AHCCCS for   any covered functions that it performs on
                       Requirements   the release of member information to AHCCCS   behalf of Health Plans under this RFP that
                                      under the HIPAA privacy standards?            would require the Health Plans to consider
                                                                                    the Administration to be a business
                                                                                    associate of the Health Plan. Furthermore,
                                                                                    it is the AHCCCS Administration's position
                                                                                    that neither will Health Plans, under this
                                                                                    RFP, be required to perform covered
                                                                                    functions on behalf of the AHCCCS
                                                                                    Administration that would require the AHCCCS
                                                                                    Administration to consider the Health Plans
                                                                                    to be business associates of the AHCCCS
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

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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
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
                                                                                    Administration. Neither does the AHCCCS
                                                                                    Administration consider a business associate
                                                                                    agreement to be a prerequisite for the
                                                                                    exchange of protected health information
                                                                                    between health plans and the AHCCCS
                                                                                    Administration. For example, covered
                                                                                    entities may disclose protected health
                                                                                    information to another covered entity for
                                                                                    purposes of treatment, payment or certain
                                                                                    health care operations. See 45 CFR 164.506.
                                                                                    There are also a number of disclosures
                                                                                    permitted by 45 CFR 164.512 that pertain to
                                                                                    the relationship between the health plans
                                                                                    and the AHCCCS Administration. Neither of
                                                                                    these rules mandates that a business
                                                                                    associate agreement be executed as a
                                                                                    precondition for disclosures pursuant to
                                                                                    these rules.
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 152    66    Sect D   # 64, Data     Do we need to state specifically in our       It is the position of the AHCCCS
                       Exchange       notice of privacy practices that information  Administration that it falls within the
                       Requirements   can and will be released to AHCCCS for the    regulatory definition of a health oversight
                                      purposes of oversight?                        agency as set forth at 45 CFR 164.501. The
                                                                                    Privacy Rule, at 45 CFR 164.520(b)(ii)(B),
                                                                                    requires that the notice of privacy
                                                                                    practices include a description of the
                                                                                    purposes for which a covered entity is
                                                                                    permitted to disclose protected health
                                                                                    information. Disclosures for health
                                                                                    oversight activities are permitted by the
                                                                                    rule. See 45 CFR 164.512(d). Determining the
                                                                                    precise contents of the contractor's notice
                                                                                    of privacy practices is the contractor's
                                                                                    responsibility. Any advice or direction
                                                                                    provided by the Administration is not
                                                                                    binding on the federal agency responsible
                                                                                    for enforcement of the HIPAA Privacy
                                                                                    requirements.
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 153    66    Sect D   # 64, Data     Will AHCCCS have a notice of privacy          Yes.
                       Exchange       practices that addresses sending information
                       Requirements   to the Health Plans?
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 154    70    Sect D   # 72--         When will the Sanctions policy be available?  The policy will be available prior to
                       Sanctions                                                    October 1, 2003 in order to be in compliance
                                                                                    with the BBA. OMC will make every effort to
                                                                                    finalize it well in advance of that date.
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 155    70    Sect D   # 73--         When will the Business Continuity Plan        A draft of the Business Continuity Plan
                       Business       policy be available?                          Policy is in the bidder's library and on the
                       Continuity                                                   AHCCCS web site.
                       Plan
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 156    70    Sect D   # 73--         When will draft AHCCCSA policies or AHCCCSA   These policies will all be posted on the web
        70             Business       policies in revision as referenced in RFP be  site when completed. Most of these are
                                      ready                                         currently posted there. It is the bidder's
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

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QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
       72-73           Continuity     and how will they be distributed? If not by   responsibility to regularly review the web
                       Plan           website, how will potential Offerors be       site or physical bidder's library for
                                      notified? (e.g. Sanctions policy; Current     updates.
                                      Health plan Change policy; Member Transition
                                      for Annual Enrollment Choice policy, Open
                                      Enrollment and Other Plan Changes, and
                                      Business Continuity Plan policy.)
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 157    71    Sect D   #75--Pending   Relating to the inpatient pilot program, if   Yes.
                       Legislative    legislation is not enacted to extend the
                       /Other         pilot program in Maricopa and Pima counties
                       Issues         beyond 9/30/03, will AHCCCSA adjust the
                                      capitation rates it pays to contractors?
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 158    71    Sect D   #75--Pending   When will all of the pending issues listed    AHCCCSA is unable to determine the exact
                       Legislative    on page 71 of the RFP (e.g., transplants) be  date the pending issues will be resolved. It
                       /Other Issues  resolved and will those issues be resolved    is unlikely that they will be resolved prior
                                      before the bid due date?                      to the bid submission due date.
----------------------------------------------------------------------------------------------------------------------------------
 159    71    Sect D   #76--          Please confirm that the increased costs       These are program changes and should be
                       Balanced       associated with the BBA, particularly those   considered when developing the capitation
                       Budget Act of  related to the 10-day window for ER           bid proposal. Please note, the direction
                       1997 (BBA)     notification, post-stablization changes,      that was provided in answer #
                                      etc. are considered program changes and
                                      that the health plan should bid as if those
                                      changes were not in effect.
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 160    71    Sect D   #76--          What is the timeline for new or revised       October 1, 2003
                       Balanced       policies in AMPM regarding Balanced budget
                       Budget Act of  Act of 1997 (BBA)?
                       1997 (BBA)
----------------------------------------------------------------------------------------------------------------------------------
 161    71    Sect D   #76--          When will policies be completed regarding     October 1, 2003
                       Balanced       Special Health care needs and Emergency
                       Budget Act of  Services  according to BBA?
                       1997 (BBA)
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 162    71    Sect D   #75--Pending   Prescription Drugs - Has AHCCCSA or the       AHCCCSA is in the process of hiring a
                       Legislative    Governor's Office prepared a position or      consultant to determine if cost savings can
                       /Other Issues  policy paper that outlines the pros and cons  be achieved with carving out prescription
                                      of carving out pharmacy services from the     drugs from the Contractors. The result of
                                      AHCCCS program? If yes, when will this be     that study is anticipated to be finalized in
                                      made available to potential Offerors?         the Summer of 2003. The report should
                                                                                    include both pros and cons of a prescription
                                                                                    drug carve out.
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 163    71    Sect D   #75--Pending   Prescription Drugs - Given the complexity of  If implemented, AHCCCSA anticipates that the
                       Legislative    a pharmacy services carve out, is the         prescription drug carve out would be
                       /Other Issues  October 1, 2003 implementation date           effective October 1, 2004.
                                      feasible?
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 164    71    Sect D   #75--Pending   Prescription Drugs - How much in PMPM dollar  AHCCCSA is in the process of hiring a consultant to determine
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                                                                              30


----------------------------------------------------------------------------------------------------------------------------------
QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                       Legislative    savings does AHCCCSA anticipate to realize    the potential cost savings of carving out
                       /Other         if pharmacy services are carved out from the  prescription drug costs from the
                       Issues         health plans?                                 Contractors. The result of that study is
                                                                                    anticipated to be finalized in the Summer of
                                                                                    2003. The report should include both pros
                                                                                    and cons of a prescription drug carve out.
----------------------------------------------------------------------------------------------------------------------------------
 165    71    Sect D   #75--Pending   Prescription Drugs - Will AHCCCSA implement   AHCCCSA does not anticipate implementing any
                       Legislative/   quantity limits per month and per             additional type of quantity limit at this
                       Other Issues   prescription, prescriptions per period of     time. Please refer to the AMPM, Chapter 300
                                      time and dosage limits to manage utilization  for current limits.
                                      problems that could affect medical costs?
                                      (Over-utilization of antibiotics causing
                                      resistance - a CDC effort is underway to
                                      address this problem as well as
                                      under-utilization of statins in diabetics
                                      and CAD, and asthma as mentioned above.
                                      Higher than recommended or safe doses result
                                      in adverse effects).
----------------------------------------------------------------------------------------------------------------------------------
 166    71    Sect D   #75--Pending   Prescription Drugs - Will AHCCCSA identify    PBM's have these types of edits and AHCCCSA
                       Legislative/   and work with health plan case management to  expects that this information will be made
                       Other Issues   restrict members to prevent drug-seeking      available to the Contractors.
                                      behavior and help them get proper treatment
                                      of their condition?
----------------------------------------------------------------------------------------------------------------------------------
 167    71    Sect D   #75--Pending   Prescription Drugs - Will AHCCCSA provide     Yes, AHCCCSA anticipates that real time data
                       Legislative/   the health plans concurrent access to the     will be made available to its Contractors.
                       Other Issues   pharmacy database for their respective
                                      membership to allow them to do reviews that
                                      impact care plans, disease management, and
                                      health outcomes?
----------------------------------------------------------------------------------------------------------------------------------
 168    71    Sect D   #75--Pending   Prescription Drugs - Will AHCCCSA assign      The responsibility will be shared by the PBM
                       Legislative/   responsibility to the PBM to perform all of   and the Contractors, not unlike the current
                       Other Issues   the management of these pharmacy issues?      system. Yes there will be staff to
                                      Will AHCCCSA or the PBM hire staff to         coordinate the administration of the
                                      address health plan interests and data        program.
                                      integration requirements?
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 169    71    Sect D   #75--Pending   Prescription Drugs - In the event that        The bidder should assume that all outpatient
                       Legislative/   pharmacy services are carved out of the       pharmacy services will be carved out. Any of
                       Other Issues   AHCCCSA program, please delineate which       the listed drugs when administered in an
                                      drugs will be carved out. Examples include:   outpatient setting will be carved out. If
                                         -  Injectables                             any of the listed drugs are administered in
                                                                                    an inpatient setting, then they are covered
                                         -  Enterals                                under the AHCCCS tier per diem
                                                                                    reimbursement.
                                         -  Infusion drugs / Hemo factor            Prescriptions administered in a Skilled
                                                                                    Nursing Facility will be carved out.
                                         -  Chemotherapy

                                         -  Family Planning drugs

                                         -  Pharmacy dispensed in a physician or
                                            hospital setting

                                         -  Psychotropic drugs currently being
                                            provided by RBHAs
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

----------------------------------------------------------------------------------------------------------------------------------
QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
 170    71    Sect D   #75--Pending   Prescription Drugs - If injectables are not   Injectables will be carved out.
                       Legislative/   carved out, will there be compensation to
                       Other Issues   the plans for the increased costs associated
                                      with obtaining them on the medical side? The
                                      discount obtained running them through the
                                      retail pharmacy benefit will be lost if they
                                      are not. (MC)
----------------------------------------------------------------------------------------------------------------------------------
 171    71    Sect D   #75--Pending   Prescription Drugs - Will AHCCCSA carve out   Yes, prescription drugs associated with
                       Legislative/   all transplant related therapy and manage     transplants will be carved out, and the PBM
                       Other Issues   the coordination of benefits with Medicare?   will be responsible for coordinating
                                                                                    benefits with Medicare.
----------------------------------------------------------------------------------------------------------------------------------
 172    71    Sect D   #75--Pending   Prescription Drugs - Given certain members'   One prior authorization policy will be
                       Legislative/   complex pharmacy regimens designed to         developed by AHCCCSA with input from its
                       Other Issues   control or improve chronic and costly         Contractors.
                                      medical conditions, how will AHCCCSA adjust
                                      capitation rates for such identified          The plans should factor the impact of the
                                      members' increased non-pharmacy utilization   prescription drug carve out to other service
                                      costs if pharmacy services are carved out of  categories.
                                      the AHCCCS program? For example, what may be
                                      the pharmacy prior authorization
                                      requirements that will need to be
                                      coordinated among the "statewide" pharmacy
                                      benefits manager and the health plans to
                                      achieve cost savings and consistency in
                                      application of clinical criteria?
----------------------------------------------------------------------------------------------------------------------------------
 173    71    Sect D   #75--Pending   Prescription Drugs - If pharmacy management   The Contractors will continue to receive
                       Legislative/   is carved out, what does AHCCCSA intend to    real time information that will permit
                       Other Issues   do with over-prescribing physicians? How      provider profiling. This will be the
                                      will such issues be coordinated with health   responsibility of the Contractor to monitor.
                                      plans? Will this data be made available by
                                      health plan?
----------------------------------------------------------------------------------------------------------------------------------
 174    71    Sect D   #75--Pending   Prescription Drugs - If pharmacy management   All prescriptions will most likely be filled
                       Legislative/   services are carved out, how will AHCCCSA     unless the pharmacy is not in the PBM's
                       Other Issues   deal with prescriptions for health plan       network.
                                      members that are written by physicians who
                                      are not contracted with the member's health
                                      plan?
----------------------------------------------------------------------------------------------------------------------------------
 175    71    Sect D   #75--Pending   Prescription Drugs - Who will be responsible  Both the Contractor and the PBM will be
                       Legislative/   for reporting and monitoring pharmacy fraud   responsible for monitoring fraud and abuse
                       Other Issues   and abuse issues?                             issues.
----------------------------------------------------------------------------------------------------------------------------------
 176    71    Sect D   #75--Pending   Prescription Drugs - Given federal Medicaid   CMS has recently interpreted the Medicaid
                       Legislative/   drug rebate requirements and recent lawsuits  Drug Rebate Program as permitting the use of
                       Other Issues   limiting the use of a formulary, how will     a formulary that encourages management of
                                      AHCCCSA restrict the usage of high cost and   the pharmacy benefit. States with
                                      inappropriate pharmaceuticals?                formularies have recently prevailed in the
                                                                                    courts.
----------------------------------------------------------------------------------------------------------------------------------
 177    71    Sect D   #75--Pending   Prescription Drugs - Rebates are based on     Noted. The study will address this question.
                       Legislative/   increased utilization of brand name
                                      medications,
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                       Other Issues   not cost-effective management, thus
                                      resulting in higher cost of the pharmacy
                                      benefit. The logic of doing this, to get
                                      back a greater percentage of rebate dollars,
                                      is flawed. If one is spending $100 to get
                                      back $4 (4%), and keeping generic
                                      utilization in the 60%-plus range, how would
                                      it benefit to treat the same condition for
                                      $200 to get back $36 (18%) and drive up the
                                      average cost per prescription, since the use
                                      of generics would most likely decline 15-25
                                      percentage points?
----------------------------------------------------------------------------------------------------------------------------------
 178    71    Sect D   #75--Pending   Prescription Drugs - If AHCCCSA decides to    The study will address the question.
                       Legislative/   carve out the pharmacy benefit, any gain      Additionally, the Contractors will continue
                       Other Issues   from increased rebates will be                to receive data as the currently do from the
                                      offset by increased health plan costs (PMPM   PBM to perform the "back end" utilization
                                      and $/Rx). The current requirements           management. Each plan must make its own
                                      to obtain Federal Rebates are contradictory   determination of the impact that the
                                      to the ability to manage over-, under- and    prescription drug carve out will have to
                                      mis-utilization of the pharmacy benefit and   other service categories. AHCCCS' actuaries
                                      ultimately affect patient care in a           have not made final determinations of the
                                      positive manner. The carve out of pharmacy    impact to other service categories.
                                      services from the health plans could result
                                      in misinformed decisions, increased
                                      hospitalizations, emergency room visits and
                                      physician visits. What are the assumptions
                                      of AHCCCSA's actuaries regarding the impact
                                      on other health care costs if pharmacy
                                      management is carved out of the program?
----------------------------------------------------------------------------------------------------------------------------------
 179    71    Sect D   #75--Pending   Prescription Drugs - If pharmacy management   AHCCCS will work with its Contractors to
                       Legislative/   is  carved out, how will AHCCCSA handle       develop a prior authorization process for
                       Other Issues   requests for non-formulary drugs?             non-formulary drugs.
----------------------------------------------------------------------------------------------------------------------------------
 180    71    Sect D   #75--Pending   Prescription Drugs - Managing the pharmacy    There will not be an open formulary. CMS is
                       Legislative/   benefit at the health plan level with closed  flexible with the states in establishing
                       Other Issues   formularies allows for more effective case    formularies that have effective management
                                      management, concurrent review and disease     procedures.
                                      management, to name a few activities that
                                      positively impact member health outcomes and  There will be no impact to the capitation
                                      reduce overall program costs. An open         rates for open or closed formularies.
                                      formulary focused on obtaining rebates will
                                      ultimately result in increased medical
                                      service and pharmacy costs, and hinder
                                      health plans' abilities to implement
                                      effective medical management programs that
                                      readily influence member behaviors and
                                      health outcomes. Will AHCCCSA be
                                      establishing an
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                                      open or closed formulary? Will it be a
                                      uniform statewide formulary? What will be
                                      AHCCCSA's assumptions in developing health
                                      plan capitation rates for open and closed
                                      formularies?
----------------------------------------------------------------------------------------------------------------------------------
 181    71    Sect D   #75--Pending   Prescription Drugs - One of the most          As mentioned previously, the Contractors
                       Legislative/   effective ways to control pharmacy costs is   will receive data that will permit them to
                       Other Issues   to conduct academic detailing and profiling   continue their provider profiling.
                                      of physicians' prescribing behaviors. Who
                                      from AHCCCSA will be responsible for these
                                      initiatives? How will this information be
                                      conveyed to providers? How often?
----------------------------------------------------------------------------------------------------------------------------------
 182    71    Sect D   #75--Pending   Prescription Drugs - With pharmacy services   These will continue to be included in the
                       Legislative/   carved out of the AHCCCSA program, how does   tier per diems. The rates will be adjusted
                       Other Issues   AHCCCSA intend to address the issuance and    as provided for in Arizona statute.
                                      payment of prescriptions written in an
                                      inpatient setting that are reimbursed on a
                                      per diem basis? Will AHCCCS adjust facility
                                      tiered per diem rates?
----------------------------------------------------------------------------------------------------------------------------------
 183    71    Sect D   #75--Pending   Prescription Drugs - With pharmacy services   This detail has not been worked out yet.
                       Legislative/   carved out of the AHCCCS program, how does
                       Other Issues   AHCCCSA intend to handle prescriptions
                                      written in an emergency room? Will only
                                      short-term prescriptions be issued, with
                                      written instructions for the member to
                                      follow up with his/her PCP? How will the
                                      information about such prescriptions written
                                      in the emergency room be
                                      communicated/transmitted to the member's
                                      PCP? Which provider will be responsible for
                                      effecting such information transfers?
----------------------------------------------------------------------------------------------------------------------------------
 184    71    Sect D   #75--Pending   Hospital Pilot Program - Even though AHCCCSA  Yes, AHCCCSA anticipates that the pilot will
                       Legislative/   instructs Offerors to bid as if this program  be extended.
                       Other Issues   is extended beyond September 30, 2003, does
                                      AHCCCSA anticipate that such extension will
                                      actually occur? And what will be the impacts
                                      if the pilot program is not extended?
----------------------------------------------------------------------------------------------------------------------------------
185     71    Sect D   #76-- BBA      When is it anticipated that AHCCCSA's final   AHCCCSA will have that decision as soon as
                                      decision regarding the BBA requirement to     possible. When a final decision is made.
                                      have an expedited hearing process through     Offerors will be informed immediately
                                      the State Medicaid agency be made available   through the web site and in written form.
                                      to potential Offerors?
----------------------------------------------------------------------------------------------------------------------------------
186     72    Sect D   #77--          Does agreement to participate in the HCG      In the case of negligible differences
                       Healthcare     program provide any weight in award           between two or more competing proposals for
                       Group of      decisions for the acute care program?          a particular GSA, in the best interest of
                                                                                    the State, AHCCCSA may consider an Offeror,
                                                                                    who participates
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
QUEST
  #    PAGE    SECT     PARAGRAPH                     QUESTION                                         ANSWER
----------------------------------------------------------------------------------------------------------------------------------
                       Arizona                                                      satisfactorily in other lines of AHCCCS
                                                                                    business, as a factor in awarding the
                                                                                    contract..
----------------------------------------------------------------------------------------------------------------------------------
 187    89    Sect G   Related Party  Are questions 1 & 2 specific to the health    These questions are specific to the
                       Transactions   plans board and staff or do these questions   Offeror's board and staff.
                                      relate to the health plan's parent company?
----------------------------------------------------------------------------------------------------------------------------------
 188    90    Sect G   Related Party  Furnishing of goods or services - does this   Yes, this applies to payments made to
                       Transactions   include payments made to brother/sister       related party organizations in the normal
                                      organizations made in the normal course of    course of business.
                                      business, i.e., payment to a hospital for
                                      inpatient services when the plan and
                                      hospital are owned by the same organization?
----------------------------------------------------------------------------------------------------------------------------------
 189    92    Sect G                  Please define "AHCCCSA program" as to be      The AHCCCS acute care line of business.
                                      used in the final column of this table? Is
                                      this meant to include responsibilities
                                      pertaining to other AHCCCSA programs as
                                      well, such as the ALTCS and Premium Sharing
                                      programs?
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 190    93    Sect H                  What percentages/values will be assigned to   This information is not being shared with
                                      each of the five scoring categories?          Offerors.
----------------------------------------------------------------------------------------------------------------------------------
 191    93    Sect H                  Can AHCCCSA define "negligible differences"   The definition is not being shared with
                                      in the contents of the sentence, "In the      Offerors.
                                      case of negligible differences between two
                                      or more competing proposals for a particular
                                      GSA..."
----------------------------------------------------------------------------------------------------------------------------------
 192    93    Sect H                  If a Letter of Intent (AHCCCSA mandated LOI   Capitation rates will not be based on LOI's,
                                      format for CYE 9/30/04 approved version)      but rather on historical cost and
                                      does not include language to address the      utilization data provided by health plans.
                                      amount of reimbursement to be paid a
                                      provider for services rendered, how can the   Historical experiences with appropriate
                                      determination of a capitation rate based on   trends that are applied to the historical
                                      such LOI's be considered to be actuarially    data are sufficient to develop actuarially
                                      sound? If CMS has mandated that all           sound capitation rates.
                                      capitation rates be actuarially sound, how
                                      can AHCCCSA consider an LOI with no
                                      negotiated fee schedule to have the same
                                      weight as fully executed contract?
----------------------------------------------------------------------------------------------------------------------------------
 193    94    Sect H                  The RFP addresses the situation when an       If the Offeror's bid is above the top of the
                                      offeror submits a capitation bid below the    rate range, AHCCCSA may elect to initiate a
                                      actuarial rate range, what will AHCCCSA do    BFO process to guide the bidder into the
                                      if the offeror's capitation bid is above the  rate range, or may set the rate at some actuarial rate range? Will AHCCCSA place the  point below the mid point of the rate range.
                                      offeror within the range and if so, at point  The exact placement is confidential.
                                      within the range?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT    PARAGRAPH                  QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
194      94      Sect H                  What are the maximum and minimum            The scoring methodology for capitation bids is
                                         number of points possible for the           proprietary and confidential.
                                         capitation bids by GSA and risk group?
                                         If a bid is between the minimum and
                                         maximum rate within the actuarial rate
                                         range, will points be awarded on a
                                         linear basis or some other method?
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195      97      Sect H                  Is AHCCCSA anticipating that                No.
                                         Offerors will submit policies with
                                         their proposals? If yes, what policies
                                         are to be submitted in Offerors'
                                         proposals?
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196a     97      Sect H                  In responding to questions presented        It is anticipated that the narrative will
                                         in this section of the RFP, may             fully address the submission requirement.
                                         potential Offerors provide attachments      Only specified attachments may be included
                                         that further illustrate their               per the submission instructions. The
                                         narrative responses? Will such              narrative may include a description of
                                         attachments be counted toward (i.e.         policies, handbooks, manuals, newsletters or
                                         included as part of) the three (3) or       other documents, but the documents should
                                         five (5) page limit instructions?           not be included in the submission unless
                                                                                     specifically requested.
------------------------------------------------------------------------------------------------------------------------------------
196b             Sect H                  Please clarify the award of points for      The first full paragraph on page 95 of the RFP
                                         the extra credit submissions.               which begins, "The Offeror may submit up to
                                                                                     three programs/initiatives, ..." should be
                                                                                     changed to read, "There are a specific number
                                                                                     of points available for each category. In order
                                                                                     to receive the full number of points available,
                                                                                     an initiative/program must be submitted for
                                                                                     each category. If multiple submissions in a
                                                                                     single category are received, they will be
                                                                                     considered one initiative/program. Offerors
                                                                                     should be aware that the points earned through
                                                                                     extra credit responses may be significant
                                                                                     enough to determine the outcome of contract
                                                                                     awards."
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197     98       Sect I                  May the bidders submit the provider         Yes.
                                         network on a CD as opposed to a 3.5"
                                         floppy disk?
------------------------------------------------------------------------------------------------------------------------------------
198     98       Sect I                  What is the intent of "network              Each hospital the bidder considers to be a part
                                         hospital?" Does this include the            of the network, whether there is a contract,
                                         hospitals that are listed in                LOI or not. Please note that in Maricopa and
                                         Attachment B, or the hospitals for          Pima Counties where the Pilot Program exists,
                                         whom the contractor has obtained a          Offerors are required to have contracts or
                                         LOI?                                        LOI's with hospitals.
------------------------------------------------------------------------------------------------------------------------------------
199              Sect I                  We have a group of physician's that         The file to which you refer is not public and
                                         we have gotten an LOI from and a            will not be shared with potential contractors.
                                         great number of them are not                If for some reason the providers do not know
                                         currently serving AHCCCS members, but       their own AHCCS ID numbers, the submission may
                                         we know it does not mean they don't         be submitted with 0s filling the field for the
                                         have an AHCCCS ID number. I know you        AHCCCS ID number.
                                         mentioned that the file is extremely
                                         large, but is there a way we could
                                         either get access to this file or
                                         come to the bidder's library and look
                                         these providers up?
------------------------------------------------------------------------------------------------------------------------------------
 200    98       Sect I                  If the provider is currently contracted     A contract covering the participation of a
                                         with our long                               provider in the LTC
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT      PARAGRAPH                  QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         term care program, is he considered a       program solely does not constitute a contract
                                         provider currently contracted for           for the Acute Care program. The LOI should be
                                         purposes of this database? If we have       reflected in the submission.
                                         both a contract for LTC and a LOI for
                                         acute care, how do we indicate it?
------------------------------------------------------------------------------------------------------------------------------------
201     98       Sect I                  How would you like multiple addresses of    AHCCCS has successfully entered multiple
                                         providers entered in the database? If a     entries with the same ID number and had them
                                         provider has multiple service addresses     accepted by Access 2000. Perhaps the Offeror is
                                         how do you wish us to list them by line     using the primary key on the ID number. If this
                                         item - the Access 2000 database will not    is the problem, removal should allow
                                         accept multiple entries of the same ID      acceptance. Or they may be indexing and set
                                         number, and we would need to modify the     their index to not accept duplicates.
                                         number somehow.
------------------------------------------------------------------------------------------------------------------------------------
202     98       Sect I     Question 1   Should a printed copy of the Provider       It is not necessary to submit a printed copy.
                                         Network File be submitted with the 3.5'     The file may be submitted on a CD. Three copies
                                         disk? Due to size of the file can the       of the disk (CD) should be submitted. Sorting
                                         Provider network File be submitted on       of the data will be done after receipt of the
                                         CD? How many copies of the disk (or CD)     file by AHCCCS.
                                         should be submitted with the response?
                                         Should the Provider Network File be
                                         sorted by GSA and Provider Type? Please
                                         Clarify.
------------------------------------------------------------------------------------------------------------------------------------
203     98       Sect I     Question 2   What format is required for the             This information should be submitted on hard
                                         contracted physicians who have admitting    copy. There is no page limit. Please sort by
                                         privileges to the network hospitals? Is     hospital with provider ID and name.
                                         the response limited to three pages? Are
                                         there preferred column formats and/or
                                         length limit on data fields?
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204     98       Sect I     Question 3   Is the response limited to three pages?     No.
------------------------------------------------------------------------------------------------------------------------------------
205     98       Sect I                  If the Plan does a group contract, do       No. Proof of authority of signatory must be
                                         you need to have a letter of Intent for     available if requested.
                                         each provider/location for a group
                                         practice?
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206     98       Sect I                  If the Plan has evergreen contracts with    No.
                                         an existing provider in a GSA they
                                         already occupy, do you have to have a
                                         Letter of Intent for those providers?
------------------------------------------------------------------------------------------------------------------------------------
207     98       Sect I                  If the Plan currently contracts with a      There must be a contract or LOI that covers the
                                         provider in a specific county in which      pertinent GSA and time period.
                                         the Plan currently has membership and
                                         that provider also services other
                                         counties, does the Plan need a LOI for
                                         counties in which the Plan is bidding
                                         but does not currently have membership?
                                         Or is the current contract for the
                                         county sufficient?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT      PARAGRAPH                  QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
208      98      Sect I                  Can potential Offerors submit their         Yes.
                                         responses to this question on a CD-ROM
                                         instead of floppy disks?
------------------------------------------------------------------------------------------------------------------------------------
209      98I     Sect I                  In the first Q & A, AHCCCS indicated        No.
                                         that for each network hospital, we
                                         should provide a list of contracted
                                         physicians who have admitting privileges
                                         to that facility on hard copy, sorted by
                                         hospital with provider ID and name. Does
                                         AHCCCS require any additional information
                                         such as the provider's specialty or
                                         address, etc.?
------------------------------------------------------------------------------------------------------------------------------------
210      98-     Sect I     2,3,4,8,     For each of the four requirements, should   The Agency is interested in a response that
         99I                             the response only pertain to the current    includes submissions describing the GSAs for
                                         GSAs in which the health plan operates or   which the Offeror is bidding, GSAs in which the
                                         should the response also include            Offeror is an incumbent and those in which they
                                         the potential GSAs on which the health      are a   new bidder.
                                         plan will be bidding?
------------------------------------------------------------------------------------------------------------------------------------
211      99      Sect I                  When will the rates being calculated by     AHCCCSA anticipates that the capitation rates
                                         AHCCCS for PPC, HIV, T19, and HIFA be       in question will be available April 1,
                                         available? Are the bidders to include       2003. Because the PPC and TWG rates are
                                         these rates in the projections they         reconciled, the Offeror should estimate what
                                         prepare or should they be carved out?       their profitability will be for the TWG and PPC
                                                                                     experience and build that into their financial
                                                                                     projections. For the HIFA parents, assume a
                                                                                     rate that is 10% greater than the applicable
                                                                                     TANF rates.
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212     100      Sect I                  How can AHCCCSA deem that the rate          AHCCCSA will adjust the capitation rates after
                                         proposal includes the cost of               the pending items are resolved, if necessary.
                                         administrative adjustments required         Contractor feedback will be solicited.
                                         during the term of the contract when of
                                         the financial impact of several major
                                         issues is unknown and contingent on
                                         pending legislation? Is AHCCCSA prepared
                                         to adjust capitation rates and or the
                                         administrative component due the
                                         resolution of pending legislation?
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213     100      Sect I     Capitation   "The offeror's rate proposal will be        Examples of administrative adjustments include
                            Last         deemed by AHCCCSA to include the costs      BBA costs, HIPAA costs, member ID card costs,
                            paragraph    of administrative adjustments required      and the impact to administrative costs due to
                            on page      during the term of this contract.           the carve out of pharmacy (pharmacy bid only).
                            100
                                         Please define what is meant by
                                         "administrative adjustments."
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214     101      Sect I                  What does benchmarking Family Planning      The submission requirement regarding Family
                                         Services mean?                              Planning has been modified. Benchmarking is
                                                                                     deleted as a submission requirement.
------------------------------------------------------------------------------------------------------------------------------------
215     101      Sect I                  Will AHCCCS have goals and benchmarks       None are planned at this time.
                                         set as in the performance standards as
                                         relates to Family
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT     PARAGRAPH                   QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         Planning services?
------------------------------------------------------------------------------------------------------------------------------------
216     101      Sect I                  Please define "other hard to reach          The health plan should define this based upon
                                         populations."                               the geographic areas served.
------------------------------------------------------------------------------------------------------------------------------------
217     101      Sect I                  What is meant by, "Comprehensive Case       Comprehensive Case Management is the process
                                         Management"? What benchmarks are used       of identifying members who require special
                                         for case manager to member ratios for       assistance in accessing health care
                                         the health plan?                            services, evaluating their needs, and
                                                                                     assisting the member in meeting those needs.
                                                                                     Not all members with Special Health Care
                                                                                     Needs require case management, and not all
                                                                                     members who would benefit from Case
                                                                                     Management are members with Special Health
                                                                                     Care Needs. There are no AHCCCS defined case
                                                                                     manager to member ratio in the Acute Care
                                                                                     Program.
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218     102      Sect I                  How far back should I go to indicate an     Please use the last complete contract year.
                                         average speed for resolution? (the last
                                         quarter, last contract year, calendar
                                         year)
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219     103      Sect I                  In the first Q&A, AHCCCS responded in       Page 1 of the Solicitation Amendment states,
                                         question #199 that this bid submission      "This solicitation is amended as follows:
                                         requirement had been eliminated. However,   1. Finalized version of the Questions and
                                         this was not listed as eliminated in        Answers distributed at the Bidder's Conference
                                         solicitation Amendment 2 (unless AHCCCS     on February 21, 2003..." As stated in the
                                         considers inclusion of the question and     answer to Question 199, the requirement has
                                         related answer). Please clarify whether     been eliminated. This information will not be
                                         this has been eliminated or not, and if     repeated in another amendment.
                                         it has, whether the health plan can
                                         expect to see it specifically identified
                                         on a subsequent amendment.
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220     103      Sect I   Grievance      This item asks for both a flowchart and     The narrative should be three pages; the flow
                          and Appeals    a written description of the grievance      chart should not be included in the 3 page
                                         and appeals process. Due to the many        limit.
                                         contingencies of the grievance and
                                         appeal process, may responses include
                                         the requested flowchart as an attachment
                                         to the three-page response? Or is the
                                         flowchart to be included within the
                                         three-page response?
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221     103      Sect I   Question 36    Requests a description of the grievance     No. With the new Balanced Budget Act
                                         and appeal process, including "both the     regulations, there is no mandated informal
                                         informal and formal processes."--is         process. We are amending the submission
                                         there a mandated informal process and if    requirement to: Provide a flow chart and
                                         so what are the parameters given the        written description of the grievance and
                                         administrative code and the process set     appeals processes; include general timeframes.
                                         forth in Attachment H?                      Identify the staff that will be involved at
                                                                                     each phase and provide their qualifications.
                                                                                     (Limit 3 pages plus a flowchart)
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222     103      Sect I                  Is this "informal" process the expedited    Please refer to the answer in question # 221.
                                         appeal process in response to the Notice
                                         of Action described in Attachment H, or
                                         some part of that process?
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223     103      Sect I   Question 40.   How must this requirement be met for a      A new Offeror, currently acting as an MCO, must
                                         new                                         submit their
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                                                                              39


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT     PARAGRAPH                   QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         offeror? As a current LTC PC, must we       claims aging for the current line of business
                                         submit claims aging data from our LTC       used throughout the submission.
                                         program?
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224     103      Sect I   Question 40    What format is required for the claims      This bid submission requirement is eliminated.
                                         aging report - detail or summary?
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225     103      Sect I                  In response to first-round question 199,    The answers to the questions in Amendment #2
                                         AHCCCS stated that the bid requirement to   were incorporated by reference into the RFP.
                                         submit claims aging reports was             The submission requirement is eliminated.
                                         eliminated (i.e., RFP Question 40).
                                         However, Solicitation Amendment #2 did
                                         not amend the RFP to reflect this change.
                                         Please confirm that Question 40 has been
                                         eliminated and that the Bidder is not
                                         expected to respond to this question.
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226     103      Sect I                  What format is required for the claims      This submission has been eliminated for all
                                         aging report-detail or summary? This bid    Offerors.
                                         submission requirement is eliminated.
                                         Is this bid requirement eliminated for
                                         only New Offeror's or has it been
                                         eliminated for all Offeror's?
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227     104      Sect I                  The health plan compiles quarterly          Yes. Please provide the Balance Sheet and
                                         financial information for AHCCCS. Will      Income Statement, and notes to financial
                                         a copy of the quarterly financial           statements.
                                         statements submitted to AHCCCS meet this
                                         requirement? If yes, which schedules
                                         should be submitted? If no, please
                                         provide more details as to what specific
                                         financial schedules are required.
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228     104      Sect I                  In answering the questions in Section I     Only submit financial statements assuming the
                                         of the bid, specifically financial          prescription drug benefit remains the
                                         forecasts (items #48) and financial         responsibility of the Contractor.
                                         viability calculations (item #49), how
                                         should the offeror incorporate the fact     AHCCCSA anticipates that the capitation rates
                                         that; capitation rates have to be           in question will be available April 1, 2003.
                                         submitted with and without (carved out)     Because the PPC and TWG rates are reconciled,
                                         the pharmacy component, and capitation      the Offeror should estimate what their
                                         rates for several risk groups are           profitability will be for the TWG and PPC
                                         unknown and will be set by AHCCCSA? These   experience and build that into their financial
                                         items will have a direct impact on an       projections. For the HIFA parents, assume a
                                         offeror's forecasted financial results.     rate that is 10% greater than the applicable
                                                                                     TANF rates.
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229     104      Sect I   Question 52    Can programs initiated prior to 10/1/2003   Yes, programs initiated and expected to
                                         be used for extra credit? Is the total      continue in the new contract period may be
                                         page limit for the response 9 pages         submitted for extra credit. The total page
                                         (limit of three programs/initiatives/       limit is 9 pages, a limit of 3 per program/
                                         limit of three pages each) plus the         initiative. The timelines are in addition to
                                         timeline for each program/initiative?       the 9 pages.
                                         Please clarify.
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                                                                              40


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT      PARAGRAPH                  QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
230     104      Sect I                  The RFP calls for financial forecasts in    No--just the Balance Sheet and Income Statement
                                         "at least the level of detail specified     and notes to the financial statements. This
                                         for annual audited financial statements".   information should be statewide rather than by
                                         Does this mean that we need to submit the   county or GSA.
                                         income statement at the risk code
                                         category level as well as a combined
                                         income statement for the entire county?
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231     104      Sect I                  We are preparing two sets of capitation     No--just one assuming that the prescription
                                         rates, one with and one without             drug benefit remains the responsibility of the
                                         prescriptions. Do we need to prepare two    Contractors.
                                         sets of financial projections also?
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232     104      Sect I                  Will AHCCCS determine which set of          The Offeror should use the capitation rates
                                         capitation rates we should use in our       that assume prescription drug will continue to
                                         projections?                                be the responsibility of the health plans in
                                                                                     their projections.
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233     104      Sect I                  Who is considered to be within              The entities mentioned could be considered a
                                         "community involvement"? Members,           part of the community, but community is not
                                         Agencies, Community Providers, Hospitals,   limited to these entities.
                                         etc.
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234     104      Sect I                  Please clarify whether the entire           Please refer to the answer to question #229.
                                         response to this section is three (3)
                                         pages maximum or three (3) pages maximum
                                         per each initiative selected?
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235     105      Sect I                  What would cause AHCCCSA to not have a      BFOs can be time consuming and resource
                                         Best and Final Offer (BFO) process?         intensive for both the state, as well as the
                                                                                     bidders. If the initial bids for a given GSA
                                                                                     fall generally within the established rate
                                                                                     ranges, the state has reserved the right to
                                                                                     finish scoring the proposals and to make
                                                                                     tentative awards. Rate offers to the successful
                                                                                     bidders would then be made to the extent
                                                                                     necessary to ensure all rates fall within the
                                                                                     established rate ranges.
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236     106      Sect I                  Capitation Rates Offered after BFOs -       Yes.
                                         Please further clarify the following, "At
                                         this point, should the Offeror have a
                                         rate code(s) without an accepted
                                         capitation rate, AHCCCSA shall offer a
                                         capitation rate to the Offeror. Note that
                                         all rates offered in this manner shall
                                         be identical for all Offerors in the same
                                         GSA and rate code." Please further
                                         clarify the meaning of "all Offerors"
                                         in this context. Is this only to be
                                         applied to those Offerors not having
                                         acceptable rates?
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237     107      Sect I                  In the RFP amendments about Pima/Santa      The Offeror must submit a bid for the entire
                                         Cruz, 5 contracts will be awarded in        GSA. Capitation scoring will be based upon the
                                         Pima but only 2 will                        blended capitation rate. After all
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE      SECT     PARAGRAPH                   QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         get Santa Cruz County. When bidding in      RFP scoring is completed, the two bidders with
                                         Santa Cruz Co., should we bid as blended    the highest overall scores will receive an
                                         rates or separate per county?               award for both Pima and Santa Cruz counties.
                                                                                     The next highest scorers will receive an
                                                                                     award in Pima County only. The Pima County
                                                                                     only Contractors will be offered a rate that
                                                                                     is their bidded rate for both counties as
                                                                                     adjusted based upon a percentage difference
                                                                                     between the risk of the two counties
                                                                                     combined and Pima County only as determined
                                                                                     by Mercer. If the Pima County awardee does
                                                                                     not accept the offered rate, then the next
                                                                                     highest scorer will be offered a rate until
                                                                                     all available Contractor slots are awarded.
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238     109     Sect I                   Will all Bidders Library items be posted    It is AHCCCSA's intention to have virtually all
                                         on AHCCCSA's web site? If not, how will     bidders' items posted on the web site.
                                         potential Offerors be notified that new     Potential Offerors should review the web site
                                         materials are available in the Bidders      on a regular basis to receive updates.
                                         Library?
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239     115 +   Attach    Geographic     As part of the Minimum Network              If a contractor can demonstrate to AHCCCS that
                  B      Service Area-   Requirements for a particular GSA, a        there is only one provider who would meet the
                            Minimum      specialty OB provider is required in a      minimum standard, and that provider cannot be
                            Network      specific municipality. If the health plan   credentialed by the contractor due to quality
                         Requirements    has specific and direct knowledge that      issues, AHCCCS will not require the contractor
                                         the only provider in this municipality      to contract with the provider. A contractor in
                                         providing specialty OB services has         this situation would be considered in
                                         serious quality issues, does AHCCCS         compliance with the minimum network standard.
                                         expect the health plan to contract with
                                         this provider? If no, will the health
                                         plan be considered out of compliance with
                                         the Minimum Network Requirements?
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240     115     Attach     Minimum       If an Offeror attempts to contract with a   If the Contractor can show a good faith effort,
                ment B:    Network       Provider (particularly a hospital in an     the Agency will consider waiving the
                          Standards      urban GSA) and the provider is unwilling    contracting requirement. Yes per state statute,
                                         to contract with the Offeror even at the    health plans default to the AHCCCS tier per
                                         AHCCCS FFS rates (Pilot I/P rates in this   diems if they do not have a contract with a
                                         case) and the Offeror can demonstrate it    hospital for different reimbursement.
                                         tried to contract in good faith, would
                                         AHCCCS consider the Provider (facility)
                                         as a contracted facility for purposes of
                                         meeting the minimum network requirements?
                                         Is there not, already a contract between
                                         the Health Plan (through AHCCCS) and the
                                         Provider (I/P facility) that if an
                                         AHCCCCS member presents at the Providers
                                         facility, the Provider must treat the
                                         member and accept the AHCCCS FFS rate
                                         (Pilot I/P rates) as full reimbursement
                                         if no other arrangements exist between
                                         the Provider and the Health Plan?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT     PARAGRAPH                      QUESTION                                      ANSWER
------------------------------------------------------------------------------------------------------------------------------------
241     115     Attach                   In terms of assessing and evaluating a      This information is not being shared with
                  B                      health plan's network of providers, are     bidders.
                                         PCPs, dentists, pharmacies, hospitals
                                         and specialty care providers all assessed
                                         equally? If not, how are they assessed
                                         or evaluated in the scoring process? How
                                         are ancillary providers assessed or
                                         evaluated in the scoring process?
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242             Attach                   Please clarify this statement - "if         Contracted providers able to deliver these
                  B                      outpatient specialty services (OB, family   specialty services, should be available in the
                                         planning, internal medicine and             service sites specified. If the services are
                                         pediatrics) are not included in the         not available, this information should be
                                         primary care provider contract, at          included in the Network Development and
                                         least one subcontract is required for       Management plan, along with the steps to be
                                         each of these specialties in the service    taken to provide the services to members.
                                         sites specified."
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243     115     Attach   Instructions    May a prospective bidder include in their   We do not believe that a provider is a member
                  B                      floppy disk containing their provider       of an Offeror's network, when they are unaware
                                         network, an existing network developed      of this fact. In order for a contract to be
                                         for a line of business other than AHCCCS?   considered for a submitted provider it must
                                         Would the prospective bidder be required    contain all required components.
                                         to notify the providers that make up that
                                         network of the intent to include them in
                                         their proposal to meet the minimum
                                         network standards for that GSA? If so, if
                                         they're current contracts do not contain
                                         the AHCCCSA minimum subcontract provisions
                                         can they be considered "contracted" for
                                         the AHCCCS line of business?
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244     119     Attach                   Will AHCCCSA waive pharmacy minimum         Please be aware that a slash mark (/) between
        120       B                      network standard requirements for the       two geographic service sites, indicates that
        124                              following communities that currently do     the service must be available in at least one
                                         not have a pharmacy: Ash Fork (GSA 4),      of the sites. The GSA 2 service site list for
                                         Carefree (GSA 12), Seligman (GSA 4) and     pharmacies should read San Luis/Somerton. With
                                         San Luis (GSA 2)?                           this correction there are pharmacies in these
                                                                                     sites.
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245     125     Attach   Map             For GSA 14, the map indicates that PCP,     Please refer to the answer to question #244.
                  B                      Dentists and Pharmacies are a minimum
                                         requirement for both Morenci and Clifton.
                                         However, the list on the left side of
                                         the page indicates that Morenci and
                                         Clifton are together. Are Clifton and
                                         Morenci considered one in the same for
                                         this requirement, or do you need these
                                         services in both cities?
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246             Attach                   Page 49 states, "all counties except        It is required that the Offeror have either
                  B                      Maricopa and Pima contractor is             contracts or LOIs with physicians with
                                         encouraged to obtain                        admitting privileges to hospitals in the
                                                                                     Offerors
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                                                                              43


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT      PARAGRAPH                  QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         subcontracts with hospital"                 network. Offerors are encouraged to contract
                                         and Attachment B lists                      with hospitals.
                                         hospitals a minimum network requirement
                                         in all counties. Is it required or
                                         encourages to obtain and LOI in counties
                                         other than Maricopa and Pima in order to
                                         meet minimum network requirements?
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247     126     Attach   Instructions    Could AHCCCSA further define or add         A Management Services Subcontractor is defined
                  C                      additional clarity to what it considers     in the opening paragraph of Attachment C. For
                                         "any administrative function or service     purposes of responding to the RFP, the
                                         for the Contractor" as it relates to the    subcontractor is an individual or firm who is
                                         term "Management Services Subcontractor"?   responsible for day today operations of the
                                         For example, would our PBM and GACCP        health plan.
                                         (Credentialing Primary Source
                                         Verification) be considered Management
                                         Services Subcontractors?
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248     126     Attach   Instructions    Page 126, Attachment C, Management          For purposes of Attachment C, the opening
                  C                      Services Subcontractor Statements. Based    definition is applicable. Therefore, data
                                         upon the answers to the Bidders' questions  information systems, PBM, etc. are not
                                         released at the Bidders' Conference and     included. However, clarification for which sub
                                         the feedback from the past two years'       contractors require and audit submission will
                                         Operational and Financial Reviews, there    be clarified in the revised acute care
                                         seems to be conflicting definitions and     reporting guide.
                                         interpretations around management services
                                         subcontractors. Based on OFR feedback, we
                                         believe that subcontractors for services
                                         such as data information systems, pharmacy
                                         benefit managers (PBM), management
                                         services and any other organization to
                                         which day-to-day operations are delegated
                                         (such as recoveries and clinical
                                         evaluations) are required to complete a
                                         management services subcontractor
                                         statement. Please clarify.
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249     126     Attach                   Attachment C is not included on the         Yes.
                  C                      Offeror's Checklist. For submission
                                         purposes, should Attachment C be
                                         submitted following completion of
                                         Section G in General Matters?
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250     126     Attach                   Please provide additional examples of what  See answer to #247 above.
                  C                      Constitutes a "Management Services
                                         Subcontractor".
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251     126     Attach                   Please identify whether the following       None of these listed meet the requirement.
                  C                      meets the requirement for a management
                                         services subcontract:
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT    PARAGRAPH                    QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         1.    Organization which coordinates
                                               purchasing of health insurance for
                                               health plan employees
                                         2.    Organization which coordinates
                                               purchasing of other insurance (such
                                               as liability) for the health plan
                                         3.    organization which manages the
                                               health plan's data center
                                               operations but does not have
                                               decision making authority in areas
                                               such as methodology for claims
                                               processing, authorization
                                               processing, etc.; it would,
                                               however, be involved in implementing
                                               changes to the health plan's
                                               information systems based on
                                               direction by health plan employees
                                         4.    provides legal services to the
                                               health plan
                                         5.    acts as the Human Resources/Payroll
                                               department for the health plan to
                                               assist with hiring, addressing
                                               employee questions regarding
                                               benefits, processing payroll, etc.
                                         Would any of the answers to the above be
                                         different if the services were provided
                                         by a related party? If yes, which ones
                                         and why?
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252     126     Attach                   Most of the current AHCCCS plans are        These would not qualify.
                  C                      owned by larger organizations which
                                         provide some administrative services to
                                         the health plans, but are not actively
                                         involved in the normal operations of
                                         the plan. In this case, would a management
                                         services subcontract be required between
                                         the health plan and its parent company?
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253     126     Attach                   Does AHCCCS consider a Pharmacy Benefit     No.
                  C                      Manager contract, which has as one of the
                                         contractual responsibilities, the
                                         processing of retail pharmacy claims, a
                                         Management Service Subcontractor?
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254     126     Attach                   Does a specialty provider delegated for     More information is needed.
                  C                      limited prior auth, i.e. approvals only,
                                         qualify as a management services
                                         contract?
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255     126     Attach                   Is Medifax EDI considered a Management      No.
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                                                                              45


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT    PARAGRAPH                    QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                  C                      Services Subcontractor? They provide
                                         electronic claims clearinghouse and
                                         member eligibility verification services.
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256     126     Attach                   Please clarify that Data Information        They are excluded.
                  C                      Systems are excluded from the Attachment
                                         C Statement requirements.
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257     126     Attach                   Management Services Subcontractor           Any organization that is hired by a parent
                  C                      Statement - Please clarify which            company to run the operations of the health
                                         subcontractors AHCCCSA anticipates to be    plan. A subcontractor that provides all of the
                                         included with an Offeror's proposal?        operations of a medical service, i.e. family
                                                                                     planning services.
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258     127     Attach                   Management Services Subcontractor           No.
                  C                      Statement-- Is this required on an LOI
                                         provider?
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259     129     Attach                   Will a copy of the organization's most      The two most recent audited financial
                  C                      recent Form 10-K be acceptable in lieu      statements must be included. If the 2002 has
                                         of a copy of the audited financial          not been completed, then please submit the most
                                         statements?                                 recent 10-K for 2002.
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260     132     Attach                   In a group practice - does each             Please refer to the answer to question # 205.
                 D(1)                    physician need a separate LOI or can a
                                         group administrator sign for all
                                         physicians within group?
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261a    138     Attach                   If a provider is in the process of          The provider ID field should be filled with
                 D(2)                    obtaining an AHCCCS ID number, how should   zeros.
                                         they be reported on the LOI file?
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261b    138     Attach                   Page 138, Attachment D(2), Service          Q1. The plan should give AHCCCS the hyphenated
                 D(2)                    Provider Name - If an individual provider   name without spaces (Smith-Jones).
                                         has a last name which is hyphenated, how    Q2. For this submission, it is not necessary to
                                         should the name be listed? Example:         match the name with the AHCCCS Provider File.
                                         Smith-Jones/John A. (hyphen without         However, the health plan may do so if they
                                         spaces); Smith - Jones/John A. (hyphen      wish.
                                         with spaces); SmithJones/John A. (without
                                         hyphen or spaces). Please clarify.

                                         Page 138, Attachment D(2), Service
                                         Provider Name - Should the Plan try to
                                         match first names to the AHCCCS Provider
                                         File registered name even though the
                                         provider may utilize a different name?
                                         Example: AHCCCS Provider File list the
                                         provider's name as Charles G. Jones; the physician actually goes by his middle name and APIPA has him registered as C.
                                         George Jones, or should the name be
                                         listed as Charles George
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT      PARAGRAPH                  QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         Jones? Please clarify.
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262     145 -                            The Specialty Code Table seems to be        The field should be populated with 99.
         147                             missing many of the Provider Specialty
                                         values that appear in the PMMIS Menu,
                                         Screen RF613. If we use a code that
                                         does not appear in the Provider Specialty
                                         Table on pages 145 - 147, do we use the
                                         codes in the PMMIS Menu, Screen RF613?
                                         Or, do we populate the Provider Specialty
                                         fields with 999?
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263     136     Attach       N/A         Page 136 asks the offer to submit the       Please refer to the answer to question 262.
        and     E                        entire provider network. If the provider
        144                              network contains provider type codes
                                         which are valid in the state PMMIS
                                         system, but are not included on the
                                         provider type codes listed on page 144,
                                         should the providers be reported as 99
                                         "Other" or should the table include
                                         all AHCCCS valid provider types?
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264     136     Attach       N/A         Page 136 asks the offer to submit the       Please refer to the answer to question 262.
        and     E                        entire provider network. If the provider
        145-                             network contains specialty codes which
        147                              are valid in the state PMMIS system, but
                                         are not included on the specialty codes
                                         table listed on pages 145 - 147, should
                                         the specialists be reported as 999
                                         "Other" or should the table include all
                                         AHCCCS valid specialty codes?
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265     150     Attach                   For Pima and Santa Cruz - in that not all   The Offeror must submit a bid for the entire
                E                        contractors who receive an award for the    GSA. Capitation scoring will be based upon the
                                         GSA will be active in Santa Cruz County,    blended capitation rate. After all RFP
                                         should the rates be bid as a blended rate   scoring is completed, the two bidders with the
                                         or as stand-alone rates for each county?    highest overall scores will receive an award
                                                                                     for both Pima and Santa Cruz counties. The next
                                                                                     highest scorers will receive an award in Pima
                                                                                     County only. The Pima County only Contractors
                                                                                     will be offered a rate that is their bidded
                                                                                     rate for both counties as adjusted based upon a
                                                                                     percentage difference between the risk of the
                                                                                     two counties combined and Pima County only as
                                                                                     determined by Mercer. If the Pima County
                                                                                     awardee does not accept the offered rate, then
                                                                                     the next highest scorer will be offered a rate
                                                                                     until all available Contractor slots are
                                                                                     awarded.
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266     150     Attach                   Is AHCCCS providing any alternatives to     OMC has received many assurances from ISD that
                                         the Web                                     the web traffic
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                                                                              47


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT    PARAGRAPH                    QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                E                        Based Capitation Rate Proposal should the   will not prevent bidders from completing their
                                         web site being down? What assurances is     bids via the web application. Offerer's are
                                         AHCCCS providing that its web site will     required to submit a hard copy of their bids
                                         be up and accessible and that the           that will be used as back up should the web
                                         response time will not be compromised       application fail.
                                         when a significant number of Contractors
                                         might be attempting to access it at the
                                         same time?
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267     150     Attach                   What will be the recourse for material      Material errors and omissions would be
                E                        errors and omissions in the development     disclosed and corrected. To the extent rate
                                         of rate ranges by AHCCCSA? Errors or        ranges were modified, awarded rates would be
                                         omissions may be identified by the health   adjusted by the same percentage(s). Beyond
                                         plans, AHCCCSA or AHCCCSA's actuary.        that, it would depend on the nature of CMS'
                                         Furthermore, what is the recourse if the    concerns. As long as the covered services and
                                         development of the rate ranges does not     populations in the contracts have not changed,
                                         meet with CMS' approval subsequent or       the rates would probably stand. The bidder's
                                         concurrently to the bid process?            actuary would have already certified that the
                                                                                     rates were actuarially sound for the bidder,
                                                                                     and AHCCCS' actuaries will have done the same
                                                                                     for the rate ranges. Issues related to federal
                                                                                     match or CMS requirements for documentation
                                                                                     should not affect the acute care contracts.
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268     150     Attach                   Please explain AHCCCSA's decision to not    Refer to question 1. The rate setting
                E                        use a diagnostic-based risk adjuster,       methodology is in compliance with CMS
                                         given that CMS lists it as a requirement    regulations.
                                         to actuarially sound rates, and explain
                                         why it is not applicable if omitted.
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269     150     Attach                   Please explain the methodology that will         a. The state's reimbursement schedules,
                E                        be used to develop the upper and lower           and the health plan paid amounts.
                                         bounds of the capitation rate ranges.            b. The inpatient component of the
                                            - a. What fee schedule assumptions            capitation rate is based upon cost and
                                            will be used to price encounter data          utilization information from health plan
                                            for the upper and lower bounds of the         reported encounters and financials. AHCCCS
                                            rate range?                                   will inflate the component by the
                                            - b. What percentage of the Medicaid          inflation used for the tier per diems for
                                            Fee schedule will be used for inpatient       10/1/03.
                                            given that AHCCCSA states that the            c. The PMPM assumptions will closely match
                                            average reimbursement is 97% in their         the blended experience of the current
                                            most recently submitted budget to the         contractors, adjusted for trends and
                                            JLBC?                                         changes in approved drugs.
                                            - c. What are the assumptions related         d. Rate ranges will be established for 3
                                            to the average dispensing fees, AWP,          different zones, or groupings of counties,
                                            and rebate assumptions for retail             based on the encounters priced out by the
                                            pharmacy?                                     health plan paid amounts. This should
                                            - d. What percentage of the fee               reflect health plans' contracting issues
                                            schedule will be assumed in rural             as closely as possible. This pricing of
                                            counties where contracting requires           encounters by health plan paid amounts has
                                            payments that exceed the AHCCCSA fee          been cross- walked against their audited
                                            schedules?                                    financial experience for 3 years.
                                            - e. How will outpatient encounters           e. For clarification, health plans are not
                                            be priced                                     required to contract at a percentage of
                                                                                          billed charges. Health plan paid amount
                                                                                          is used for pricing.
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                                                                              48


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QUEST
  #     PAGE     SECT    PARAGRAPH                    QUESTION                                            ANSWER
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
                                            given that plans must contract at a           f. As discussed in the data supplement,
                                            percentage of billed charges at               subcapitated encounters, if no value is
                                            multiple facilities?                          assigned by the health plan, will be
                                            - f. What assumptions were made for           priced at the AHCCCS FFS schedule.
                                            pricing encounters for typically              g. The Offerors should bid what they
                                            sub-capitated costs such as PCP,              expect their administration component to
                                            laboratory and DME, regarding under           be.
                                            -submission of encounter data by the          h. !0/1/99-3/31/02
                                            providers?
                                            - g. What administrative component
                                            will be priced into the upper and
                                            lower bound of the rate range?
                                            - h. What time periods are the State's
                                            actuary using as their base rate
                                            assumptions? What time period(s) will
                                            AHCCCSA use as its base for developing
                                            the rate ranges? If this varies by GSA
                                            or rate cell, please provide to
                                            potential Offerors.
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270     150     Attach                   Will AHCCCSA share its trend assumptions    Trends assumptions used to develop the State
                E                        with Offerors? How do the 5% trend          Legislative budget were their own best
                                         assumptions in the State Legislative        estimates. AHCCCSA's actuaries will make their
                                         budget for the AHCCCS program relate        own trend estimates.
                                         to this process?
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271     150     Attach                   When will AHCCCSA make available            Information is provided in Section B of the
                E                        information regarding program changes?      data supplement. Potential contractors will be
                                                                                     made aware of any additional program changes,
                                                                                     as they become available.
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272     150     Attach                   How will financial data be used given       Financial statements are revised and
                E                        changes in reserves for other prior         restated for adjustments, and are audited
                                         period adjustments that skew actual         on a periodic basis. Financials represent
                                         results? For instance, if a health plan     one supplemental data source used in the
                                         releases reserves or recognizes revenue     development of actuarially sound rates.
                                         from older periods, the health plan's       These revised financial statements are not
                                         experience will look more favorable than    provided in the data supplement.
                                         their "run rate" for that period.
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273     150     Attach                   If the Legislature eliminates eligibility   Any material change within a rate cell, such
                E                        groups (e.g., KidsCare, HIFA parents),      as the elimination of one subset of a category
                                         will AHCCCSA adjust the capitation rates,   of aid will be adjusted for in the capitation
                                         given that the prospective bidders are      rates.
                                         bidding rates assuming continued coverage
                                         of all groups? And if so, how will the      The Offeror should assume that all current
                                         adjustment be made? If adjustments are      eligibility groups will continue to exist
                                         made in the rates, how will this impact     in CYE '04.
                                         the algorithm?
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274     151     Attach                   Since the Web application for submitting    Yes. A presentation of the web site will be
                E                        capitation rates has not been issued yet,   forthcoming at the bidder's conference.
                                         will offerors have the opportunity to
                                         formally ask questions and receive          A second set of technical questions will be
                                         responses after the February 14, 2003       issued by AHCCCSA by due March 7, 2003.
                                         deadline to submit questions?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT    PARAGRAPH                    QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
275     153     Attach                   Please describe what the health plans       Contractor submitted pharmacy encounters are
                F                        will be required to report on the newly     still the "official" documentation for AHCCCS.
                                         required "Prescription Drug Utilization     However, contractors will be asked to provide
                                         Report"?                                    standard monthly production reports of
                                                                                     aggregate pharmacy cost and utilization data
                                                                                     in a mutually agreeable format
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276     84-92   Attach                   Are any of these forms available for        Electronic version of section G has been
                G                        electronic fillin? Or are we to print out   placed on the web page.
                                         the PDF version and fill in by hand?
                                         AHCCCS Website
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277     157     Attach.                  In you previous response to question 250    Yes, prevalent refers to the 5%/ 1000 standard
                 H (1)                   regarding LEP, is your intent with the      for purposes of vital documents, and there is
                                         use of the word prevalent to mean 1,000     no requirement to provide written translation
                                         or 5% as per RFP? If the health plan        to a member who speaks a language not meeting
                                         becomes aware of 1 member LEP, is the       the 5%/1000. However, the BBA requires the MCO
                                         health plan required to translate all       to provide oral translations of any
                                         member information to that non-prevalent    language-regardless of whether prevalent or not
                                         LEP, i.e. Farsi?                            when requested by a member.
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278     Page    Attach.                  When asked for clarification of             See answer to question #305.
         157,    H (1)                   definitions, the offerors are told to
         100,                            refer to the CFR 438 subpart F for
         102                             definitions. However, AHCCCS continues to
                                         use the term complaint in requirements
                                         13 and 28, yet refers to CFR 438. CFR
                                         438 does not recognize the term
                                         "complaint". Are we to assume that AHCCCS
                                         is talking about "grievances" and the
                                         term complaint will be eliminated?
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279     157     Attach                   Is the "Notice of Action" considered the    42 CFR 438.404 delineates Notice of Action
                H                        same as an initial organization             requirements. State statute ARS Section
                                         determination? Also, normally, a member     36-2903.01 specifies a 60-day timeframe for
                                         has 60 days following an adverse action     filing non claim related grievances. However,
                                         to file an appeal. The timeframe listed     the BBA provisions have will have a major
                                         in this section of the RFP is different.    impact on the existing AHCCCS/Contractor
                                         Has this timeframe changed and, if so,      grievance process. These changes shall be
                                         when?                                       communicated through regulation and/or formal
                                                                                     policy.
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280     157     Attach                   It refers to the Notice of Action and the   The BBA regulations require that notice be
                H                        situations in which that must be            given enrollees for denial of payment, in whole
                                         generated, including notice to members      or in part. Expedited resolution of an appeal
                                         when a claim is denied--does this           applies to situations when taking the time for
                                         mandate and EOB to be sent to a             standard resolution could seriously jeopardize
                                         member? If it does, can the member ask      the enrollee's life or health or ability to
                                         for an expedited appeal in that             attain, maintain, or regain maximum function.
                                         situation?                                  It does not appear that appeals of this nature
                                                                                     would satisfy the criteria for expedited
                                                                                     resolution. Moreover, it is anticipated that
                                                                                     most of these appeals will be withdrawn once
                                                                                     the MCO explains to the enrollee, as part of
                                                                                     its resolution process, that the enrollee will
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT      PARAGRAPH                     QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     not be not financially responsible for payment.
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281     157     Attach                   It refers to a "standard appeal"--what is   42 CFR 438.408 delineates requirements for
                H                        this? A non-expedited appeal as described   standard and expedited resolution of appeals.
                                         in previous paragraphs? A grievance as      The existing AHCCCS/Contractor grievance
                                         set forth in the current administrative     process will be amended to ensure compliance
                                         code? If it is the latter, are the          with the BBA provisions. These changes will be
                                         timeframes for response changed from 30     communicated through regulation, contract,
                                         days to 45 days with extension of 2 weeks   and/or formal policy.
                                         without member agreement, but only notice?
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282     157     Attach                   Are there member grievances as previously   Attachments H(1) and H(2) have been written to
                H                        provided for in the administrative code?    incorporate all required changes due to the
                                         If so, under what circumstances, and what   BBA. This attachment prevails over rule and
                                         rules, etc applies?                         statute effective October 1, 2003.
------------------------------------------------------------------------------------------------------------------------------------
283     157     Attach                   Is the process of requesting a "fair        Attachments H(1) and H(2) have been written to
                H                        hearing" the same as the current process    incorporate all required changes due to the
                                         of appealing a decision from a member       BBA. This attachment prevails over rule and
                                         grievance? Does this still exist in its     statute effective October 1, 2003.
                                         current form, and if so, under what
                                         circumstances?
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284     157     Attach                   Can a member appeal from the process set    As in the current scheme, a member may file a
                H                        forth in Attachment H (either standard or   Petition for Judicial Review in Superior Court.
                                         expedited), beyond the fair hearing
                                         process or is that the full and final
                                         process?
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285     157     Attach                   Attachment H provides that the enrollee     The 20/90 day requirement for appealing a
                H                        is to be given no less than 20 days and     Contractor Notice of Action is delineated in
                                         no more than 90 days from date of Notice    42 CFR 438.402 and applies to both expedited
                                         of Action to file an appeal--does this      and standard appeals.
                                         apply to expedited grievances (appeals)
                                         under Article 13 or to "standard"
                                         grievance which currently have 60 days
                                         limit?
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286     157     Attach      Entire       This section uses the terms grievance,      Attachments H(1) and H(2) have been written to
                H        Attachment H    appeal, expedited appeal, State fair        incorporate all required changes due to the
                (1)           (1)        hearing and expedited hearing.              BBA. This attachment prevails over rule and
                                         Contractors currently utilize the AHCCCSA   statute effective October 1, 2003. The BBA
                                         definitions of the terms grievance and      has defined specific terms which pertain to the
                                         expedited hearing. May Contractors          Grievance System;any current terms which do not
                                         assume that the definitions and             conform to the BBA must be amended to insure
                                         requirements will stay the same for         compliance. As an example, refer to the
                                         these two terms? Please provide more        definition of "action," "appeal", and
                                         information, definitions and processes      "grievance" as defined in 438.400.
                                         for appeal, expedited appeal and State
                                         fair hearing.
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287     157     Attach    Paragraph 3    Currently, we rely on the language in the   If the Contractor is aware that the enrollee
                H                        Member Information section of the           has a limited English proficiency in a
                (1)                      contract. Therefore, vital materials,       prevalent non English language, the Contractor
                                         including Notices for Denials,              must translate the written material , e.g. the
                                         Reductions, Suspensions or Terminations     Contractor resolution notice, in the prevalent
                                         of                                          non English language-rather than simply
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT      PARAGRAPH                  QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         Services are translated when we are aware   including language in the document advising the
                                         that a language is spoken by 1,000 or, 5%   enrollee that the information is available in
                                         of our members. We also inform our          the prevalent non English language.
                                         members of their right to interpretation
                                         and translation services when we are
                                         aware that 1,000 or 5% of the members
                                         speak a specific language and have LEP.
                                         Attachment H of the RFP states, "Written
                                         documents, including but not limited to
                                         the Contractor's Notice of Action, the
                                         Notice of Contractor's Appeal/Grievance
                                         Resolution, ... shall be translated in
                                         the enrollee's language if information is
                                         received by the Contractor, orally or in
                                         writing, indicating that the enrollee has
                                         Limited English Proficiency." We are
                                         interpreting this to say that we must
                                         print the stated documents in a member's
                                         chosen language if the member tells us
                                         that he/she has LEP. Is this correct?
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288     157     Attach     Bullet 2      This bullet requires a contractor to        "Appeal" is defined in 42 CFR 438.400.
                H                        define appeal. Please provide a
                (1)                      definition and the context that AHCCCSA
                                         is using the term appeal.
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289     157     Attach     Bullet 4      This bullet allows for an enrollee to       42 CFR 438.402 delineates requirements for oral
                H                        file both a grievance and an appeal         and written appeals. The BBA does not mandate a
                (1)                      orally. Currently, enrollees that dispute   hearing process for grievances as defined in
                                         a grievance decision must submit a          438.400.
                                         request for hearing in writing. Does this
                                         oral request include the appeal of a
                                         grievance decision?
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290     157     Attach     Bullet 5      The RFP states that an enrollee shall be    AHCCCS anticipates establishing a specific
                H                        given no less than 20 days (and no more     timeframe for appealing through regulation
                (1)                      than 90 days) to file an appeal. Is it      and/or formal policy.
                                         the intent of AHCCCSA to allow individual
                                         health plans choose the time frame for
                                         filing grievances and appeals, or is
                                         AHCCCSA going to define the timeline?
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291     157     Attach  Bullet 6 Item    This bullet indicates that a contractor     Please refer to the answer to question # 280.
                H              2         shall notify enrollees at the time of any
                (1)                      action affecting the claim when there has
                                         been a denial of payments. Is it the
                                         intent of AHCCCSA to require Contractors
                                         to notify enrollees when provider claims
                                         have been denied? Is it the intent of
                                         AHCCCSA to allow enrollees to appeal
                                         provider claim denials? If so what level
                                         of appeal is meant by this section?
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292     157     Attach     Bullet 6      As this statement does not specify          Please refer to Subpart F. Notice of Action
                                         working or                                  mailing requirements
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT      PARAGRAPH                  QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                H                        calendar days, can we assume it is          are found in 438.404. The timeframes generally
                (1)                      calendar days? This statement would imply   refer to calendar days although he expedited
                                         that the Notice of Action is sent out 10    timeframe is stated in terms of working days.
                                         days before the date of the action. Is
                                         this to mean the "effective" date of the
                                         action?
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293     157     Attach                   Are there set definitions of the terms      Yes, please refer to 438.400.
                H                        Appeal, grievance and complaint?
                (1)
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294     157     Attach                   Are the terms appeals and grievances        Please refer to the definitions found in
                H                        being used interchangeably OR Are you       Subpart F. These terms are not used
                (1)                      allowing the Health Plan to define these    interchangeably and must conform to the BBA
                                         terms OR Do we use CFR 438 subpart F to     definitions.
                                         define the terms? Note - CFR 438 does not
                                         recognize the term "complaint".
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295     157     Attach                   Where it states "inquiries appealing an     Please refer to 42 CFR 438.406(b).
                H                        action are treated as appeals and are
                (1)                      confirmed in writing...." Please clarify
                                         who is "confirming in writing" -the
                                         Health Plan or the enrollee?
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296     158     Attach     Bullet 7      This item refers to the enrollee's right    No, the terms "grievances" and "appeals" have
                H           Item 3       to file an appeal with the contractor.      distinct meanings as defined in Subpart F.
                (1)                      Does this mean the enrollee's right to
                                         file a grievance?
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297     158     Attach     Bullet 7      This bullet refers to the enrollee's        The BBA permits enrollees to file requests for
                H           Item 4       right to file a request for State fair      hearing with the State concerning "actions"
                (1)                      hearing. May we take this to mean the       which are not resolved solely in favor of the
                                         enrollees right to file a request for       enrollee by the Contractor. Some of these
                                         expedited hearing? If not, from whom does   actions may qualify as "expedited" matters.
                                         the enrollee request a State fair
                                         hearing?
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298     158     Attach     Bullet 7      In this item it refers to the enrollee's    Expedited resolution is discussed in 438.408
                H           Item 6       right to file an expedited resolution.      and 438.410.
                (1)                      Please provide a definition of expedited
                                         resolution in this context and the
                                         circumstances in which an enrollee can
                                         utilize or request the expedited
                                         resolution. With whom does the enrollee
                                         request an expedited resolution?
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299     158     Attach     Bullet 10     This bullet uses the term standard          Attachments H(1) and H(2) have been written to
                H                        appeal. Does this terminology refer to      incorporate all required changes due to the
                (1)                      what is currently called a grievance? Or    BBA. This attachment prevails over rule and
                                         is this a new appeal process? This bullet   statute effective October 1, 2003.
                                         allows the contractor to respond to
                                         standard appeals within 45 days, if this
                                         is referring to the current grievance
                                         process, is the AHCCCSA eliminating the
                                         30 day time frame currently used for
                                         processing grievances?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT       PARAGRAPH                    QUESTION                                       ANSWER
------------------------------------------------------------------------------------------------------------------------------------
300     158     Attach    Bullet 14 Item  This bullet indicates that an enrollee      Subpart F delineates MCO requirements for
                H               3         can appeal the denial in whole or in part   appeals of "actions" which include the denial
                (1)                       of payment for service. Is this to mean     of payment for a service, in whole or in part.
                                          the enrollees can appeal provider claim     Also refer to response number 280.
                                          denials? If so, what level of appeal is
                                          meant by this section?
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301     158     Attach    Bullet 21 Item  This bullet indicates that a health plan    42 CFR438.408 delineates the content
                H              2 b        has to provide written notice of the        requirements which must be included in the
                (1)                       enrollee's right to receive benefits        Contractor's written notice of resolution. The
                                          pending the hearing and how to request      right to receive continued benefits must be
                                          continuation of benefits. Bullet 15, on     included.
                                          page 158, indicates that benefits shall
                                          continue if the enrollee meets all five
                                          criteria. Should the health plan include
                                          this information only if all of the
                                          criteria in Bullet 15 had been previously
                                          met? Or is it the intent of AHCCCSA to
                                          have the health plans include this
                                          language in every letter?
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302     158     Attach                    Attachment H provides that the Contractor   Please refer to the answer to question #298.
                 H                        shall permit both oral and written
                                          appeals and grievances and those oral
                                          inquiries appealing an action are treated
                                          as appeals and are confirmed in writing
                                          unless expedited resolution is requested.
                                          Please clarify what an "expedited
                                          resolution" is? Is this is referring to
                                          an Article 13 request for expedited
                                          appeal?
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303     158     Attach                    Attachment H refers to the Contractor       Attachments H(1) and H(2) have been written to
                H                         resolving all expedited appeal within 3     incorporate all required changes due to the
                                          working days and making reasonable          BBA. This attachment prevails over rule and
                                          efforts to provide oral notice to an        statute effective October 1, 2003.
                                          enrollee regarding an expedited appeal
                                          resolution--is this effort to provide
                                          notice regarding an appeal of the
                                          expedited appeal? Is that same as Article
                                          13? Does this mean after the Contractor
                                          makes decision on expedited that the
                                          member then can access the expedited, or
                                          non-expedited, appeal process in either
                                          Article 13 or 8?
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304     158     Attach                    Attachment H1 refers to right of enrollee   Attachments H(1) and H(2) have been written to
                H                         to file appeal of "failure to provide       incorporate all required changes due to the
                                          services in timely manner"--is this a       BBA. This attachment prevails over rule and
                                          grievance filed with Contractor about       statute effective October 1, 2003.
                                          provider's car, e.g., quality of care
                                          complaint, that is a "standard appeal"
                                          (with 45? Days to resolve and right of
                                          appeal?) or a
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT       PARAGRAPH                 QUESTION                                            ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                         "traditional" grievance under Article 8?
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305             Attach                   AHCCCS has changed most of the              The BBA does not address the provider dispute
                H                        terminology in the member grievance         resolution process. Therefore, AHCCCCS intends
                                         system section to reflect new BBA           to retain the existing process, with some minor
                                         language. For example:                      modifications. AHCCCCS will communicate any
                                                                                     changes through a formal policy.
                                         Previous Language        New Language
                                         -----------------        ------------       Submission #28, under Member Services, is
                                         Complaints                Grievances        amended to read, "Describe the member
                                         Grievances                Appeals           grievances and resolution process, including
                                         Appeals                   State Fair        communications with other departments,
                                                                   Hearings          benchmarks used and the average speed for
                                                                                     resolution of grievances (or complaints using
                                         AHCCCS has not changed this terminology     previous terminology)". #36 is amended to read,
                                         in the provider grievance section to        "Provide a flowchart and written description
                                         reflect these changes. Nor has AHCCCS       of the appeals and State fair hearing processes
                                         updated the language in questions #13 and   and general timelines.
                                         #28 of this RFP. Should Offeror answer
                                         provider grievance questions and other      438.400 defines "grievance" as an expression of
                                         questions (13 and 28) based on previous     dissatisfaction about a matter other than an
                                         language definitions or new language        "action." This regulation states, "possible
                                         definitions?                                subjects for grievances include, but are not
                                                                                     limited to, the quality of care or services
                                                                                     provided, and aspects of interpersonal
                                                                                     relationships such as rudeness of a provider or
                                                                                     employee, or failure to respect the enrollee's
                                                                                     rights." Generally speaking, "grievances" under
                                                                                     the BBA are similar to "complaints" under the
                                                                                     previous nomenclature. The BBA does not provide
                                                                                     hearing rights regarding grievance disposition.

                                                                                     Although quality of care complaints may be
                                                                                     communicated to the Contractor in a variety of
                                                                                     ways, those which are reported by members are
                                                                                     to be treated as grievances. Quality of care
                                                                                     complaints not communicated to the Contractor
                                                                                     by members are not assumed to be grievances and
                                                                                     are therefore treated independently of the
                                                                                     grievance system.

                                                                                     In general, "appeals" (BBA terminology) refer
                                                                                     to what previously were known as grievances,
                                                                                     when filed by members regarding an action taken
                                                                                     by the contractor. as defined in Attachment H1,
                                                                                     page 158, eighth bullet of the RFP.
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306             Attach                   We have interpreted an expedited appeal     The BBA defines "actions" and "grievances." For
                H                        to be what was formerly known as an         purposes of the Enrollee Grievance System
                                         expedited grievance, which would be         delineated in Attachment H(1), an "action"
                                         submitted directly to AHCCCS. Please        confers hearing rights whereas a "grievance"
                                         clarify the process as it relates to        does not. The BBA sets forth requirements for
                                         the Offeror.                                expedited resolution of "actions" which are
                                                                                     found in 438.408 and 410. "Grievances" are
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #     PAGE     SECT       PARAGRAPH                     QUESTION                                       ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     not subject to expedited resolution. When the
                                                                                     Contractor determines or the provider indicates
                                                                                     that taking the time for standard resolution
                                                                                     could seriously jeopardize the enrollee's life
                                                                                     or health or ability to attain, maintain, or
                                                                                     regain maximum function, then the appeal must
                                                                                     be resolved no longer than 3 working days after
                                                                                     the MCO receives the appeal - unless the
                                                                                     timeframe is extended in accordance with the
                                                                                     requirements in 438.408(C). This applies to
                                                                                     denials, reductions, and terminations.
                                                                                     Currently, AHCCCS Policy and Rule permit
                                                                                     appeals of denials, reductions and terminations
                                                                                     of services to be scheduled directly to
                                                                                     hearing, by passing the Contractor review
                                                                                     process. It is likely that AHCCCS will amend
                                                                                     the current Member Rights and Responsibility
                                                                                     Policy and Article 13 of AHCCCS Regulations,
                                                                                     "Members' Rights and Responsibilities for
                                                                                     Expedited Hearings" to require the Contractor
                                                                                     to initially address all enrollee actions and
                                                                                     grievances through the Contractor Grievance
                                                                                     System. These changes will be communicated to
                                                                                     Contractors through formal policy and/or rule.
------------------------------------------------------------------------------------------------------------------------------------
307             Attach                   Does b) only apply if an expedited appeal   See response to number 306 above.
                H                        was filed directly with AHCCCS, within
                                         10 days of service and only to original
                                         services requested? Please clarify the
                                         process as it relates to the Offeror.
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308             Attach                   If a State fair hearing results in          Please refer to 438.420 and 424 for
                H                        reversal of a decision, can Offerors        continuation of benefits and reversal of
                                         limit only to medically necessary           decisions. In order for services to continue
                                         covered services in the scope of the        during an appeal, the requirements in 438.420
                                         original request? Does this only apply      must be met. Additionally, Contractors must
                                         if services were received under an          ensure the timely provision of services which
                                         approved request for continuation of        were originally denied by the Contractor if the
                                         services? Can we require out-of-state       AHCCCS Hearing Decision subsequently reverses
                                         providers to comply with policies, such     the Contractor's denial. All services must be
                                         as obtaining an AHCCCS provider ID number   medically necessary. These requirements are
                                         and to accept the AHCCCS fee schedule?      discussed in several areas in Attachment H(1).

                                                                                     Federal regulations require that all Medicaid
                                                                                     providers sign a provider agreement. In
                                                                                     addition, State Law ARS Section 36-2904L,
                                                                                     authorizes payment of non-hospital services at
                                                                                     the AHCCCS capped fee for service schedule - in
                                                                                     the absence of an agreement to the contrary.
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309             Attach                   It states that Offerors are to continue     The Director's Decision, issued on behalf of
                H                        benefits under certain conditions, such     the AHCCCS Director, shall be considered the
                                         as until "3) State hearing office           Decision by the State Hearing Office for
                                         issues decision adverse to enrollee."       purposes of duration of continued benefits in
                                         Currently, the Administrative Law Judge     438.4200 or effectuation of reversed a
                                         at the Office of Administrative             resolutions in 438.424. Please note that the
                                         Hearings hears the case                     duration of continued benefits is determined by
                                                                                     the
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                                                                              56
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
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QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                           and issues a Recommended Order & Decision.     occurrence of any of the four conditions
                                           The Director of AHCCCS then reviews that       in 438.420(C)-only one of which pertains
                                           decision and issues the Director's             to a hearing decision. For example, if the
                                           Decision, accepting, rejecting or              time period or service limits of a
                                           modifying the Administrative Law Judge's       previously authorized service have been
                                           decision. Please clarify decision is           met, the continued benefits must cease
                                           applicable for the timeframe of coverage.      even if a Hearing Decision has not yet
                                                                                          been issued.
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 310              Attach                   Other bidders raised some questions            Please refer to responses to questions 306
                  H                        regarding definition and processes were        and 307.
                                           referred back to CFR. How will this affect
                                           the current "expedited appeal" process in
                                           Arizona? We are uncertain how to
                                           coordinate the "expedited appeal" and
                                           denial of an "expedited resolution."
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 311              Attach                   The change in definitions would indicate       Please refer to response to question 305.
                  H                        that what is currently called the member
                                           complaint process (as reflected in
                                           questions 28 and 13) is now the member
                                           grievance process. If this is true, should
                                           the current member complaint process be
                                           included in the flowchart? Please clarify.
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         Page     Attach                   Question 262 states that questions about       Attachment H(2) will be retained. Subpart
         161      H                        Attachments H(1) and H (2) "have been          F of Part 438 does not address the
                                           written to incorporate all required            provider dispute resolution process.
                                           changes due to the BBA". The BBA does not      Therefore, AHCCCS intends to retain the
                                           recognize the providers' right to file a       existing provider grievance system process
                                           grievance or an appeal except on behalf of     with some minor modifications, and will
                                           the member, with the member's permission.      advise contractors of changes to the
                                           See 438.402 section c (1) ii "A provider,      provider process through a formal policy.
                                           acting on behalf of the enrollee and with
                                           the enrollee's written consent, may file       The statement means that providers may not
                                           an appeal. A provider may not file a           file a grievance or request a state fair
                                           grievance or request a state fair              hearing for a member.
                                           hearing." Are we to follow the CFR 438
                                           subpart F, as we have been told in answer
                                           to the bidders question to "refer to 42
                                           CFR 438"? If so, will H2 be revised to
                                           comply with the BBA?
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 312     161      Attach      Item J       "If the contractor's decision is appealed      The terms "appeal and request for hearing"
                  H(2)                     and a request for hearing is filed......".     in this context represent one action and
                                           Is that 1 step or 2 steps? Can the provider    refers to appealing the Contractor
                                           appeal the Health Plan grievance decision      decision to the State.
                                           to be relooked at and if not satisfied,
                                           request a hearing or is "appeal and request
                                           for hearing" saying the same thing which
                                           would be an appeal to AHCCCS?
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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
 313              Data        General      Upon reviewing the data supplement, it         AHCCCSA is unaware of any pertinent issues
                  Supp       Question      appears that in general the medical            that contributed to a decrease in medical
                                           expenses for the TANF/KidsCare under 1 age     expenses. This information is based upon
                                           category show a decrease in medical            health plan self-reported data.
                                           expenses from 2001 to 2002. Please explain
                                           any pertinent issues that may cause a
                                           decrease in medical expenses during these
                                           time periods.
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 314              Data       Section A     Please provide additional details on how       This information will be presented at the
                  Supp       Overview      Mercer will develop the mid-point and rate     Bidder's Conference
                                           ranges for the contract period?
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 315              Data       Section A     Please provide information on any medical      The information in the data supplement is
                  Supp       Overview      trend analysis that was completed using        not directly used in the development of
                                           the data in the data supplement.               medical trends. The encounter utilization
                                                                                          reports are used to aid in the development
                                                                                          of utilization trends.
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 316              Data       Section A     Please provide additional details on           Health plans receive monthly capitation
                  Supp       Overview      capitation offset on the CRCS form for         for the pregnant women enrolled in their
                                           Delivery Supplement.                           plan. Currently, the assumed duration of a
                                                                                          pregnant woman in the program is 8 months
                                                                                          including the post partum time period.
                                                                                          Therefore, in order to avoid double paying
                                                                                          the plans, the maternity payment is
                                                                                          reduced for the eight months of capitation
                                                                                          dollars that the plans will received.
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 317              Data       Section D     How do the Provider Type and Category of       The Provider type and Category of Service
                  Supp       and F         Service drive the rate setting? Please         make up the criteria for developing
                                           clarify the relationship of the service        general service categories that are the
                                           matrix which includes Provider Type and        basis of the capitation rates. The
                                           Category of Service to the Capitation Rate     crosswalk between the service matrix to
                                           Setting worksheets.                            the CRCS is provided so you can use the
                                                                                          encounter utilization reports for
                                                                                          developing your capitation bids by those
                                                                                          service categories.
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 318              Data                     When evaluating utilization for rate           Both the professional component and
                  Supp                     setting, how do codes with global rates        technical component for lab and radiology
                                           billed with TC, 26 modifier get handled?       services are included in the lab and
                                           Are the professional (26) component in         radiology services category. See the
                                           physician services and the technical (TC)      service matrix in Section D of the Data
                                           portion in lab, radiology, etc.? If they       Supplement for further information.
                                           are split, what are the percentages of
                                           splits that will apply?
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 319              Data                     What is the 4/1/03 AHCCCS fee schedule         AHCCCS will increase the hospital tier per
                  Supp                     status? How will adjustments to that fee       diems based on the 3rd quarter DRI. An
                                           schedule be factored into the rate             estimate of this will be used in
                                           setting?                                       developing the capitation rates. AHCCCS
                                                                                          will continue to freeze its fee schedule
                                                                                          for all other rates. This will be factored
                                                                                          into the capitation rate development.
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 320              Data       Capitation    Can you give an example of a                   This is a service that does not fit any of
                  Supp          Rate       "Miscellaneous" service? There are no          the categories that are contained in the
                             Calculation   AHCCCSA Service Matrix Categories that         service matrix.
                             Sheet (CRCS)  crosswalk to this line in the CRCS.
------------------------------------------------------------------------------------------------------------------------------------
 321              Data       Service       In the Service Matrix of the data set,         It should be the number of units that is
                  Supp       Matrix        non-emergency transportation is counted as     defined as a trip for transportation
                                           number of                                      services.
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                                                                              58


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                           encounters. Should this not be number of
                                           units?
------------------------------------------------------------------------------------------------------------------------------------
 322              Data       Maternity     Is the "Encounter Data" for the SOBRA          The data handed out was for all Maternity
                  Supp       Costs         Supplement available in electronic form?       costs irrespective of their eligibility
                                           This data includes utilization per 1,000       category. This information is available
                                           and costs per unit by type of service for      electronically through the AHCCCS web
                                           the three contract years ending 2000,          site's bidder's library.
                                           2001, and 2002 (six months) for each
                                           county and GSA. It is comparable to what
                                           the AHCCCSA provided in electronic format
                                           on their CD earlier for acute care aid
                                           categories. AHCCCSA handed out hard copy
                                           printouts of the SOBRA Supplement data at
                                           the bidder's conference.
------------------------------------------------------------------------------------------------------------------------------------
 323              Gen                      How many disease management programs need      AHCCCS has not established a standard for
                  quest                    to be in place and are there specific          the number of disease management programs
                                           diseases that are mandated?                    a plan must offer. The development and
                                                                                          implementation of disease management
                                                                                          programs should be based on the needs of
                                                                                          the health plan's members.
------------------------------------------------------------------------------------------------------------------------------------
 324              Gen                      What is meant by "disease management           Disease Management Programs are disease
                  quest                    programs"? Do they include management of       specific programs designed to assist
                                           diseases within the realm of case              persons with chronic illnesses improve
                                           management, or are they looking for            their self-management skills. Case
                                           "disease-specific" programs?                   management can be one tool of disease
                                                                                          management.
------------------------------------------------------------------------------------------------------------------------------------
 325              Gen                      Will they accept referrals to current HIHS     Disease management programs can be
                  quest                    programs as disease management, i.e.           provided in many different methods. It is
                                           MMC's/CHC CHF Program, Diabetes Education      up to the Contractor to determine what is
                                           & Coagulation Clinic, informal asthma          effective for their population.
                                           education, etc?
------------------------------------------------------------------------------------------------------------------------------------
 326              Gen                      If they truly mean specific "disease           AHCCCS will monitor the implementation of
                  quest                    management programs", with tracking of         Disease Management programs at the first
                                           CLINICAL Indicator, (in addition to            round of Operational and Financial Reviews
                                           Utilization Monitoring which can be easily     conducted under the new contract.
                                           done by the HP), is there a date by which
                                           these programs must be in place?
------------------------------------------------------------------------------------------------------------------------------------
 327              Gen                      Does AHCCCSA intend to now, or at any time     In lieu of specific standards by
                  quest                    during the contract term, install              geographic area, AHCCCS is utilizing the
                                           geographic access standards for                community access standard as the guideline
                                           specialists?                                   for network development. Essentially, this
                                                                                          means that services that are generally
                                                                                          available to the population of a given
                                                                                          community, should be equally available to
                                                                                          the AHCCCS members residing in that same
                                                                                          community. Additional specific
                                                                                          requirements are not currently
                                                                                          anticipated.
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
 328              Gen                      Will the performance bond and                  The Offeror should assume that they will
                  quest                    capitalization levels remain consistent        remain constant.
                                           during the period of the financial
                                           statement forecast?
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 329              Gen                      What years' growth assumptions should be       AHCCCSA will provide the estimates used by
                  quest                    used of the overall AHCCCS population          the AHCCCS budget office at the bidder's
                                           growth in the financial statement              conference.
                                           forecast?
------------------------------------------------------------------------------------------------------------------------------------
 330              Gen                      Should we assume our same mixture of           This is a decision that the Offeror will
                  quest                    membership by rate group as of now as our      need to make based upon its estimates.
                                           mixture in the financial statement
                                           forecast?
------------------------------------------------------------------------------------------------------------------------------------
 331              Gen                      Should the margin on Financial Statement       The contractor should not factor the
                  quest                    Forecast rates set by AHCCCS' actuaries be     "margin" (risk/contingency) that is
                                           included in the financial statement            included in the capitation rate
                                           forecast?                                      development. They should report their
                                                                                          actual expected margin.
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 332              Gen                      When setting the rates without pharmacy,       Yes, some portion of the administrative
                  quest                    will all administrative costs related to       costs will be borne by another entity. It
                                           the pharmacy benefit be borne by another       is unknown at this point the amount.
                                           entity?
------------------------------------------------------------------------------------------------------------------------------------
 333              Gen                      For the capitation rates set by AHCCCS'        AHCCCSA anticipates that the capitation
                  quest                    actuaries (PPC, HIV/AIDS, Title XIX            rates in question will be available April
                                           Waiver, HIFA Parents, etc.) when will that     1, 2003. Because the PPC and TWG rates are
                                           data be available? What are the                reconciled, the Offeror should estimate
                                           inflationary assumptions used for the          what their profitability will be for the
                                           contract period?                               TWG and PPC experience and build that into
                                                                                          their financial projections. For the HIFA
                                                                                          parents, assume a rate that is 10% greater
                                                                                          than the applicable TANF rates.
------------------------------------------------------------------------------------------------------------------------------------
 334              Gen                      When will the reinsurance adjustment table     The reinsurance offsets will be available
                  quest                    for plans with a deductible greater than       by the end of February. Those offsets will
                                           $20,000 be available? Will this be             be adjusted annually when additional date
                                           consistent through out the contract            is analyzed including inpatient rate
                                           period?                                        adjustments, program changes, and actual
                                                                                          reinsurance claims paid.
------------------------------------------------------------------------------------------------------------------------------------
 335              Gen                      Will the bidder be able to modify the          The bidder can modify their capitation
                  quest                    capitation rates after they are input into     rate bids until 3:00 pm, March 31, 2003.
                                           the web site? If so, when will they no
                                           longer be available for modification?
------------------------------------------------------------------------------------------------------------------------------------
 336              Gen                      Does AHCCCSA have any enrollment               AHCCCSA will provide the estimates used by
                  quest                    projections for the acute care program         the AHCCCS budget office at the bidder's
                                           over the next 1-5 years split by GSA           conference.
                                           and/or eligibility category? If so, please
                                           provide copies of what is available.
------------------------------------------------------------------------------------------------------------------------------------
 337              Gen                      Upon bidding for GSA 10, will separate         The Offeror must submit a bid for the
                  quest                    capitation rates be quoted for Pima County     entire GSA. Capitation scoring will be
                                           and Santa Cruz County?                         based upon the blended capitation rate.
                                                                                          After all RFP scoring is completed, the
                                                                                          two bidders with the highest overall
                                                                                          scores will receive an award for both Pima
                                                                                          and Santa Cruz counties. The next highest
                                                                                          scorers will receive an award in Pima
                                                                                          County only. The Pima County only
                                                                                          Contractors will be offered a rate that is
                                                                                          their bidded rate for both counties as
                                                                                          adjusted based upon a percentage
                                                                                          difference between the risk of the two
                                                                                          counties
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                                                                              60


------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          combined and Pima County only as
                                                                                          determined by Mercer. If the Pima County
                                                                                          awardee does not accept the offered rate,
                                                                                          then the next highest scorer will be
                                                                                          offered a rate until all available
                                                                                          Contractor slots are awarded.
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 338              Gen                      Will AHCCCSA make available experience         The TPL experience is included in the
                  quest                    information regarding Third Party              current health plan financial statements.
                                           Recoveries?
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 339              Gen                      Will AHCCCSA make available experience         The amount of the copayments will be hard
                  quest                    information regarding member co pays?          coded into the CRCS.
------------------------------------------------------------------------------------------------------------------------------------
 340              Gen                      Is there a preferred form for the              Please refer to the answer to question #1.
                  quest                    actuarial certification?
------------------------------------------------------------------------------------------------------------------------------------
 341              Gen                      Can AHCCCSA provide guidance as to how CYE     AHCCCS will increase the hospital tier per
                  quest                    '04 reimbursement rates will vary from CYE     diems based on the 3rd quarter DRI. An
                                           '03, specifically identifying percentage       estimate of this will be used in
                                           changes to inpatient hospital tiered per       developing the capitation rates. AHCCCS
                                           diems, outpatient hospital reimbursement,      will continue to freeze its fee schedule
                                           and other fee-for-service reimbursement?       for all other rates. This will be factored
                                                                                          into the capitation rate development.
------------------------------------------------------------------------------------------------------------------------------------
 342              Gen                      How many hospital supplement payments per      AHCCCS will provide total hospital
                  quest                    1,000 non-MED members occurred in              supplemental payments for CYE '02 when the
                                           historical contract years?                     rates are provided.
------------------------------------------------------------------------------------------------------------------------------------
 343              Gen                      What aid code groups do the $15,000 and        The $15,000 applies to Title XIX Waiver
                  quest                    $20,000 deductibles correspond to in           Group rates categories. The $20,000
                                           Exhibit U of the data supplement?              applies to all other rate categories. See
                                                                                          further definitions of risk groups in the
                                                                                          data supplement and paragraph 2 of the
                                                                                          RFP.
------------------------------------------------------------------------------------------------------------------------------------
 344              Gen                      Will elements of the Capitation Rate           AHCCCS will set the following items in the
                  quest                    Calculation sheet be set by AHCCCS? If so,     CRCS:
                                           please describe them.                          1. reinsurance offsets
                                                                                          2. copayment amounts
------------------------------------------------------------------------------------------------------------------------------------
 345              Gen                      Per instruction, all responses should be       Please refer to the answer to question
                  quest                    limited to three pages unless indicated        #196a.
                                           otherwise. Does this three page limitation
                                           include attachments, i.e. manual, sample
                                           reports, handbooks, etc?
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 346              Gen                      Can attachments be marked as such in the       Where attachments are permitted, yes.
                  quest                    1/2 inch margin around the page?
------------------------------------------------------------------------------------------------------------------------------------
 347              Gen                      Is the response page limit to narrative        Page limits apply to the narrative.
                  quest                    only? Do you want response attachments to      Attachments which are specifically
                                           be included?                                   requested do not count toward the limit.
------------------------------------------------------------------------------------------------------------------------------------
 348              Gen                      How do you want attachments that are not       Attachments, which are specifically
                  quest                    within the 81/2x 11 requirements to be         requested, may be submitted in hard copy
                                           displayed? I.e. electronic file (if            form in a sleeve, following the applicable
                                           available), Xerox copy of material, in         narrative.
                                           sleeves, in separate binder?
------------------------------------------------------------------------------------------------------------------------------------
 349              Gen                      May we have a BID Rating Tool?                 No.
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE      SECT      PARAGRAPH                      QUESTION                                        ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                  quest
------------------------------------------------------------------------------------------------------------------------------------
 350              Gen                      Does AHCCCS intend to adjust its FFS           No. AHCCCS will freeze its rate schedule.
                  quest                    schedule to reflect the Medicare Fee
                                           schedule in 2003/2004
------------------------------------------------------------------------------------------------------------------------------------
 351              Gen                      When using the rate worksheets on the web,     Yes. After that, the bidder will be locked
                  quest                    are bidder's able to change them up until      out.
                                           3/31/03, 3pm?
------------------------------------------------------------------------------------------------------------------------------------
 352              Gen                      When using the rate worksheets on the web,     Yes. More information will be provided at
                  quest                    are these secured and confidential from        the bidder's conference.
                                           other bidders?
------------------------------------------------------------------------------------------------------------------------------------
 353              Gen                          Freedom-To-Work                            a) Based on March 2003
                  quest
                                           a) Can AHCCCSA provide enrollment in           COCHISE    4
                                           Freedom-to-Work aid codes by county?           COCONINO   5
                                                                                          GILA       1
                                           b) What data can be made available to          MARICOPA  66
                                           assess the cost of these members as            MOHAVE     5
                                           compared to SSI members without Medicare?      NAVAJO     1
                                                                                          PIMA      23
                                                                                          PINAL      4
                                                                                          YAVAPAI    6

                                                                                          b) AHCCCS has no data because this
                                                                                          population became eligible January 1,
                                                                                          2003. The capitation rates were not
                                                                                          changed for the population as it is not
                                                                                          expected that their risk will be greater
                                                                                          than the general SSI population, and
                                                                                          because there are so few members
                                                                                          potentially eligible.
------------------------------------------------------------------------------------------------------------------------------------
 354                         Offeror's     Does AHCCCSA intend to truncate any            Some of the rate cells will no doubt be
                             Conference    encounter data when developing standard        too small to give them full statistical
                                           deviations for their rate range                credibility. Mercer will be looking more
                                           development?                                   closely at the statistical relationships
                                                                                          between the rating regions (county
                                                                                          groupings), rather than taking a literal
                                                                                          interpretation of the statistical
                                                                                          analysis.
------------------------------------------------------------------------------------------------------------------------------------
 355                         Offeror's     Given the large increases in hospital          AHCCCS is developing a methodology that
                             Conference    charge masters, has AHCCCS made a              will limit the outpatient facility trend.
                                           determination as to whether they will          AHCCCSA does not anticipate the trend to
                                           trend unit costs for outpatient services       exceed 5%.
------------------------------------------------------------------------------------------------------------------------------------
 356                         Offeror's     What additional data / information is the      AHCCCS provided Mercer with encounter data
                             Conference    state making available to its actuaries        to develop reinsurance offsets. AHCCCSA
                                           that the plans have not been given?            also provides health plan specific data to
                                                                                          Mercer. All other data has been provided
                                                                                          to bidders.

                                           Are the actuaries receiving encounter data
                                           by quarter?                                    No.

                                                                                          The data that was provided in the data
                                                                                          supplement--October 1,
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

------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE  SECT   PARAGRAPH                QUESTION                                 ANSWER
------------------------------------------------------------------------------------------------------------------
                                 What is the most recent time period  2001 through March 31, 2002.
                                 they have received?
                                                                      The additional data provided to Mercer will
                                 If additional data has been          not aid the Offerors in their capitation
                                 provided to the state's actuaries,   rate bid development. Also, AHCCCS does not
                                 what is the rationale for not        release health plan specific data.
                                 providing the additional data to
                                 potential offerors, in particular,
                                 new offerors?
------------------------------------------------------------------------------------------------------------------
  357                  AHCCCS    http://www.ahcccs.state.az.us/       These are forms with specific purposes that
                       Website   Contracting/OpenR FPs/YH04-0001/     are referenced in the RFP document in a
                                 YH04-0001.asp has three forms at     similar manner as policies. Therefore
                                 the bottom of the page: Marketing    AHCCCS included them in their bidder's
                                 Attestation Statement (PDF), AHCCCS  library. There is no submission requirement
                                 Medicare Research Request Form       for these forms.
                                 (PDF), and Third Party Liability
                                 (TPL) Change Form (PDF). Are we
                                 expected to do anything with these
                                 forms for this RFP? Specifically,
                                 are they to be submitted with the
                                 bid? If so, where should they be
                                 placed in the response?
------------------------------------------------------------------------------------------------------------------
  358          Gen               If a continuing offeror currently    Yes, such as a county resolution.
               quest             holds a Bond Substitute, should
                                 the offeror assume that the
                                 substitute will continue to be
                                 acceptable in response to this
                                 question?
------------------------------------------------------------------------------------------------------------------
  359          Gen               If the offeror is part of a larger   This is not required.
               quest             governmental organization (e.g. an
                                 enterprise fund), should it submit
                                 a copy of the CAFR for the entire
                                 governmental entity?
------------------------------------------------------------------------------------------------------------------
  360          Gen               How does AHCCCS intend that bidders  The HIV-AIDS supplemental payment will be
               quest             account for the HIV-AIDS             set. The benefits covered by this
                                 supplemental payments in the bids    supplemental payment should not be included
                                 and in the CRCS sheets?              in any of the CRCS sheets.
------------------------------------------------------------------------------------------------------------------
  361          Gen               At the Bidders' conference, the      The bidder should develop their own trends
               quest             Mercer actuary shared some of their  for pharmacy. For outpatient, AHCCCS is
                                 trend assumptions (0% for            developing a methodology for reimbursement
                                 physician, 4% for hospital           for October 1, 2003 that should minimize
                                 inpatient). What trends will Mercer  trends. As discussed, AHCCCS is freezing
                                 use for hospital outpatient? For     its free for service fee schedule for a
                                 prescription drugs? For other        second year. That should be factored into
                                 services?                            trend assumptions. Each bidder should
                                                                      consider their own expected trends based on
                                                                      historical experience expected future
                                                                      payments to providers.
------------------------------------------------------------------------------------------------------------------
  362          Gen               Is the plan required to notice       AHCCCS is getting clarification from CMS on
               quest             members on every denied claim?       this issue.
------------------------------------------------------------------------------------------------------------------
  363          Gen               For the Utilization Data provided    Yes. Refer to the data supplement section J.
                                 by the State for
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE  SECT   PARAGRAPH                QUESTION                                 ANSWER
-----------------------------------------------------------------------------------------------------------------
               quest             Yrs 18, 19 and 20, do the numbers
                                 for the various TANF risk pools
                                 include KidsCare? (KidsCare groups
                                 were streamlined to TANF effective
                                 10/01/02; however, health plans
                                 are still required to report them
                                 separately from TANF.)
-----------------------------------------------------------------------------------------------------------------
  364          Gen               Health plans are to bid for two      Yes. Please note no financial
               quest             sets of rates to be effective        forecasts are required for bids
                                 10/01/03; one with a pharmacy        without the pharmacy benefit.
                                 benefit and one without pharmacy
                                 benefit. For the three-year
                                 financial forecasts, do health
                                 plans need to consider
                                 inflation/adjustments for the
                                 second and third year forecasts?
-----------------------------------------------------------------------------------------------------------------
  365          Gen               (paraphrased) Are all medical costs  Yes.
               quest             for pregnant women included in the
                                 development of the delivery
                                 supplemental payment, and is
                                 that why there is 8 months of
                                 capitation subtracted from the
                                 gross rate to get to a net
                                 delivery supplement rate?
-----------------------------------------------------------------------------------------------------------------
  366          Gen               The amounts for deliveries and       1. Births and delivery numbers are
               quest             births are different. However, the   different - ANSWER = the reason the
                                 difference is small and may be       numbers do not exactly match is due to
                                 easily explained in accounting for   two things: 1) mom may not have been
                                 twins and stillborns.                AHCCCS eligible and therefore we do
                                                                      not have the delivery information; 2)
                                 More perplexing, however, is that    multiple births will have more than
                                 the member months for TANF 14-44     one birth but only one delivery.
                                 Females and SOBRA moms should
                                 theoretically be the same from one   2. MM different from databook to
                                 report to the next. In the           "Birth to member month analysis" - the
                                 membership data file,                reason that the member months do not
                                 "MemberMonths_Detail.txt"            exactly match is because the databook
                                 membership is different from that    groups member months based upon
                                 reported in section R of the         updated eligibility information that
                                 Revised Data Supplement, "Birth to   many times comes after the payment of
                                 Member Month Analysis - Summary by   member months. This allows the
                                 County".                             utilization in the databook to be
                                                                      classified into the most precise risk
                                                                      grouping. The birth report gathered member
                                                                      months based upon "paid" member months.
-----------------------------------------------------------------------------------------------------------------
  367          Gen               The Mercer actuary said that the
               quest             width of the rate ranges was
                                 calculated based on a 95%
                                 confidence interval.
                                                                      a. The expectation is that plan
                                   a. Are we correct to interpret     experience will fall within the rate
                                      this to mean that the range     range for the specific rate being
                                      is set in such a way that       considered 95% of the time.
                                      the rates have a 95% chance     b. A 1 year period.
                                      of being correct for a given    c. A 1 year period. By eligibility
                                      population over a given time    group, county groupings, or rating
                                      period?                         levels, as explained at the bidders'
                                                                      conference. These are then used to
                                                                      develop rate ranges for the GSAs.
-----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE  SECT   PARAGRAPH                QUESTION                                 ANSWER
------------------------------------------------------------------------------------------------------------------
                                   b. For what time period is this
                                      calculated? A month, a year?
                                      5 years? The range would be
                                      wider for a short time period
                                      due to random statistical
                                      fluctuation.
                                   c. For what time period is this
                                      calculated? Statewide? By GSA?
                                      By plan? A 95% confidence
                                      interval will be wider, the
                                      fewer the members it is based
                                      on. A confidence interval based
                                      on statewide data would be much
                                      narrower than the confidence
                                      interval which is appropriate
                                      for any given plan.
------------------------------------------------------------------------------------------------------------------
  368          Gen               The AHCCCS encounter data supplied   SOBRA mom utilization does not include
               quest             includes a SOBRA category. Do these  SOBRA Family Planning as it is not a
                                 costs include Family Planning? If    covered service under that eligibility
                                 so, how can we split out the SOBRA   category. Please refer to the data
                                 Family Planning costs from the rest  supplement which details what is included
                                 of the medical costs for the SOBRA   in the encounter data, and the supplemental
                                 Moms? If they don't include Family   SOBRA Family Planning data.
                                 Planning costs, what data is used
                                 to calculate these numbers? (Note    Family planning services (such as pharmacy
                                 that the health plan financial data  costs) are included in the encounter data
                                 included in the Data Supplement      for the TANF rate categories and not broken
                                 does not split out Family Planning   out separately as a service category.
                                 costs by age and so cannot be used
                                 to allocate the SFP costs between
                                 TANF Female 14-44 and TANF 45+).
------------------------------------------------------------------------------------------------------------------
  369          Gen               The TANF Rate Calculation Sheets     The offset is removed in the web site CRCS'.
               quest             have a line for "Family Planning
                                 Svc Offset" The rate categories
                                 allow the health plan data to
                                 completely split out the SOBRA
                                 Family Planning. What is the
                                 purpose of the offset? Are the
                                 health plans to put the SOBRA
                                 Family Planning costs in the
                                 calculations for the Gross
                                 Capitation Rate and then offset it
                                 below, rather than just exclude it
                                 from the Gross Capitation Rate?
------------------------------------------------------------------------------------------------------------------
  370          Gen               The Delivery Supplement is           a) A delivery has to be a live birth. In
               quest             described to cover the costs for 6   the event of a stillbirth, if the criteria
                                 months prior to delivery, the        outlined in the OMM policy manual is met,
                                 actual delivery and 2 months past    then a delivery supplemental payment can
                                 actual delivery.                     still be generated.
                                   a. What is considered a delivery?  b)The CRCS for the delivery supplement does
                                      Does the delivery have to be    include an "other" category for all non
                                      a live birth? If not, what are  maternity related services. The supplemental
                                      the criteria for                payment is intended to cover all costs
                                      distinguishing between a        associated with a member who delivers a baby.
                                      delivery and a miscarriage?     The use of the "capitation offset" will
                                   b. The Capitation Rate             reduce the amount of this payment so that
                                      Calculation Sheet for           duplicate payments for this
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
QUEST
  #      PAGE  SECT   PARAGRAPH                QUESTION                                 ANSWER
-----------------------------------------------------------------------------------------------------------------
                                      the Delivery Supplement does    population are not made.
                                      not include all types of        c) N/A
                                      service. It is our
                                      understanding that the
                                      Supplemental payment is
                                      intended to only include the
                                      maternity-related costs. Is
                                      this correct?
                                   c. If the answer to b. is yes,
                                      then: There is a capitation
                                      offset of 8 months for the
                                      Delivery Supplement. If the
                                      Delivery Supplement is only
                                      meant to cover maternity
                                      related costs, then is it
                                      correct to assume that this
                                      offset should be less than the
                                      full capitation rate?
-----------------------------------------------------------------------------------------------------------------
  371    103   Sect              The change in definitions would      See answer to question #305.
                 H               indicate that what is currently
                                 called the member complaint process
                                 (as reflected in questions 28 and
                                 13) is now the member grievance
                                 process. If this is true, should
                                 the current member complaint
                                 process be included in the
                                 flowchart? Please clarify.
-----------------------------------------------------------------------------------------------------------------

                            SOLICITATION AMENDMENT                          Arizona Health Care Cost
                                                                            Containment System Administration
                   Solicitation Number:   RFP YH04-0001                     (AHCCCSA)
[AHCCCS LOGO]      ACUTE CARE SERVICES - CYE 04                             701 East Jefferson, MD 5700
                   Amendment Number Three                                   Phoenix, Arizona 85034
                   Solicitation Due Date: March 31, 2003, 3:00 PM (MST)     Michael Veit, (602) 417-4762

A signed copy of this amendment shall be included with the proposal, which must be received by AHCCCSA no later than the Solicitation due date and time. This solicitation is amended as follows:

1. As part of the Data Supplement that was previously issued, an Encounter Utilization Reports binder and CD was also issued. The information in the Encounter Utilization Reports did not previously include Per Member Per Month (PMPM) cost information. That information was being reviewed internally and also by Mercer and has now been authorized to be released. As a result, the summary information included in the previous binder has been updated and the reports and a CD have been generated with this additional information. This information is attached to this Amendment.

2. Please refer to Section C of the Data Supplement for information about the contents and layout of the CD.

3. The PMPM cost information will be used in addition to the health plan financial information in the development of the capitation rate ranges for CYE04.

4. All other terms and conditions remains the same, including the proposal due date and time.

-----------------------------------------------------------------------------------------------------------------------------------
Offeror hereby acknowledges receipt and                             This Solicitation Amendment is hereby executed this 7th day of
understanding of this Solicitation Amendment.                       March, 2003, in Phoenix, Arizona.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Signature                  Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Signed Copy in File

-----------------------------------------------------------------------------------------------------------------------------------
Typed Name and Title                                                                       Michael Veit
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             Contracts and Purchasing Administrator
-----------------------------------------------------------------------------------------------------------------------------------
Name of Company
-----------------------------------------------------------------------------------------------------------------------------------

                HISTORICAL UTILIZATION DATA FOR CAPITATED MEMBERS
                         ENCOUNTER UTILIZATION REPORTS

The following reports present historical encounter utilization information for capitated enrollees for contract year 18 (10/99-9/00), contract year 19 (10/00-9/01) and the first six months of contract year 20 (10/01-3/02 annualized). Utilization is shown for each risk group and age/sex category by county, GSA, and statewide. All of the column totals, GSA information, and statewide information have been weighted. These utilization reports are for prospective enrollment only.

Before utilizing this information, the bidder should review Section D, Service Matrix/ Selection Criteria. The Service Matrix defines and describes the selection criteria used for each of the service categories shown in this section. The bidder should also review Sections F and G providing the CRCS screen layouts for bidding and the Crosswalk from the Service Matrix to the CRCS screen layouts.

UNITS PER 1000

The first set of reports in this section present utilization information by county and GSA. These detailed reports are sorted by contract year and then service categories within each year. The second set of reports in this section present statewide utilization. The statewide reports are sorted by service category first and then contract year under each service category.

The utilization information presented in this section represents historical annual utilization per 1,000 members. With the exception of the average length of stay information, the utilization statistics have been calculated by dividing the total number of the units/encounters counted, by the total number of member months in the rate code and age/sex categories, and multiplying the result by 12,000 (1,000 members for 12 months). The member months used in the denominator of the calculation can be found in Section I, Acute Capitated Member Months Paid.

UNIT COST

The first set of reports in this section present unit cost information by county and GSA. These detailed reports are sorted by contract year and then service categories within each year. The second set of reports in this section present statewide unit costs. The statewide reports are sorted by service category first and then contract year under each service category.

The unit cost information presented in this section represents historical annual unit costs for medical services. With the exception of the average length of stay information, the unit cost statistics have been calculated by dividing the total price of encounters (health plan paid, or valued at the AHCCCS FFS schedule if the provider is subcapitated) , by the total number of encounters.

COST PMPM

The first set of reports in this section present cost PMPM information by county and GSA. These detailed reports are sorted by contract year and then service categories within each year. The second set of reports in this section present statewide costs PMPM. The statewide reports are sorted by service category first and then contract year under each service category.

The cost PMPM information presented in this section represents historical annual costs PMPM for medical services. The cost PMPM statistics have been calculated by dividing the total cost of the encounters (health plan paid, or valued at the AHCCCS FFS schedule if the provider is subcapitated) by the total number of member months in the rate code and age/sex categories.

                            SOLICITATION AMENDMENT                          Arizona Health Care Cost
                                                                            Containment System Administration
                   Solicitation Number:   RFP YH04-0001                     (AHCCCSA)
[AHCCCS LOGO]      Amendment Number Two                                     701 East Jefferson, MD 5700
                   Solicitation Due Date: March 31, 2003, 3:00 PM (MST)     Phoenix, Arizona 85034
                                                                            Michael Veit, (602) 417-4762

A signed copy of this amendment shall be included with the proposal, which must be received by AHCCCSA no later than the Solicitation due date and time. This solicitation is amended as follows:

     1. Finalized version of the Question and Answers distributed at the Bidder's Conference on February 21, 2003. The following questions had amended answers: 8, 12, 18, 63, 142-163, 179, 218b, 230b

     2. Guidance for bidding capitation rates with the prescription drug benefit excluded in the rates.

     3.  Revised Attachment H(1) and H(2)

     4. Section H, Page 103, Required Submission Claims, #38. Please add "Limit 5 pages" after the submission requirement text.

     5. Section H, Page 101, Submission #22. This should be changed to read, "Describe how utilization of family planning services for all members is monitored.

     6. Attachment B, Page 115. Last paragraph should read, "In Tucson (GSA 10) and Metropolitan Phoenix (GSA 12), the Contractor must demonstrate its ability to provide PCP, dental and pharmacy services so that 95% of members do not have to travel more than 5 miles from their residence."

     7. Section D, Paragraph 32, Page 43. subpart c: Add: "PCP referral is not required for dental service for members under the age of 21." Add prior to the last sentence in c.

     8. Medicaid Eligibility Verification System (MEVS). Names and Addresses of vendors.

     9. Attachment E. Add Instructions for Web Based Capitation Rate Proposal Application.

     10. Data Supplement Section H - Enrollment and Demographic Information

         - REPLACEMENT - Enrollment and Demographic Information - Replace previous summary sheet

         - ADDITION - Member Growth Projections - Add this chart to the back of the information in this section.

         - ADDITION - Acute Enrollment Activity - Add this report to the back of the information in this section.

         - ADDITION - Acute Member ID Cards - Add this report to the back of the information in this section.

     11. Data Supplement Section N - SOBRA Family Planning Services Member
         Months

         -   REPLACEMENT - Replace entire section with this new information.

     12. Data Supplement Section O - Utilization for SOBRA Family Planning Services

         -   REPLACEMENT - Replace entire section with this new information.

     13. Data Supplement Section P - SOBRA Family Planning Services Costs - PMPM

         -   REPLACEMENT - Replace entire section with this new information.

     14. Data Supplement Section S - Deliveries - C-Section vs. Vaginal

         -   REPLACEMENT - Replace entire section with this new information.

*. All other terms and conditions remains the same, including the proposal due date and time.

-----------------------------------------------------------------------------------------------------------------------------------
Offeror hereby acknowledges receipt and                                This Solicitation Amendment is hereby executed this 28th day
understanding of this Solicitation Amendment.                          of February, 2003, in Phoenix, Arizona.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Signature                  Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Signed Copy in File

-----------------------------------------------------------------------------------------------------------------------------------
Typed Name and Title                                                                            Michael Veit
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Contracts and Purchasing Administrator
-----------------------------------------------------------------------------------------------------------------------------------
Name of Company
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R      PAGE   SECT   PARAGRAPH                       QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
1         6     Sect      N/A       What format is required for the actuarially sound    A basic actuarial certification letter with
                 B                  certification?                                       a signature. A member of the American
                                                                                         Academy of Actuaries must attest that the
                                                                                         rates they bid are actuarially sound for
                                                                                         that plan.
------------------------------------------------------------------------------------------------------------------------------------
2         6     Sect      N/A       What is the definition of "actuarially sound" for    The definition on page 99 of the RFP is
                 B                  the purposes of the actuarial certification? Is      adequate at this time.
                                    it the general definition as described on page 99
                                    of the RFP or is it the CMS definition of
                                    "actuarially sound" or should the certifying
                                    actuary refer to the applicable actuarial
                                    standards as issued by the Actuarial Standards
                                    Board?
------------------------------------------------------------------------------------------------------------------------------------
3         6     Sect      N/A       How will the Offeror know that the bid submission    Yes AHCCCSA agrees that the hard copy print
                 B                  in the AHCCCSA Web application is correct? Not       out will prevail if there is a difference
                                    that we don't trust the AHCCCSA systems, but         in what is entered into the web site and
                                    wouldn't it be better if the rate submitted via      what is on the hard copy print out. This
                                    print out (that the actuary is certifying and can    statement corrects the direction in
                                    see) is the prevailing bid rather than the bid       Attachment E of the RFP as issued on
                                    submitted via Web application? The actuary can't     February 3,2003.
                                    certify to the accuracy of the AHCCCSA systems.
                                                                                         If there is a difference, the web site will
                                                                                         be adjusted to match the hard copy print
                                                                                         out. All reports that will be used in the
                                                                                         scoring are generated from the web site
                                                                                         bids; therefore, it is necessary that the
                                                                                         web site bids are correct. Please note that
                                                                                         because the bids will be scored using the
                                                                                         web site, the Offeror must submit one set
                                                                                         of bids only. Barring AHCCCS system issues,
                                                                                         the hard copy and the web bid submissions
                                                                                         must be identical.
------------------------------------------------------------------------------------------------------------------------------------
4         6     Sect                Please define more specifically what the             Please refer to the answer in question #2
                 B                  definition of "Actuarially Sound" means FROM THE     above for a description of actuarial
                                    OFFEROR'S PERSPECTIVE. If a health plan has a        soundness. Because of concerns regarding
                                    sicker than average population for a given rate      adverse selection that an AHCCCCS
                                    cell, how should an Offeror reconcile its            Contractor had, AHCCCS engaged Mercer to
                                    "actuarially sound" bid when this rate will be       run AHCCCS health plan encounter data
                                    above the rate range?                                through the Chronic Disability Payment
                                                                                         System (CDPS) in 2002. Each of the health
                                                                                         plans was scored from a risk standpoint.
                                                                                         Total reimbursement [capitation, regular
                                                                                         reinsurance, catastrophic reinsurance,
                                                                                         AIDS/HIV $, maternity payments, etc.] paid
                                                                                         to health plans was also tabulated for
                                                                                         comparison purposes. Because this analysis
                                                                                         showed almost perfect alignment in the
                                                                                         ranking of risk versus payment, AHCCCS felt
                                                                                         the actuarial soundness of its current
                                                                                         payment methodologies had been confirmed.
------------------------------------------------------------------------------------------------------------------------------------
5         6     Sect                Given the BBA's requirement for the rate ranges      CMS has issued an extensive rate-setting
                 B                  to be "Actuarially Sound" FROM THE PERSPECTIVE OF    checklist that defines in great detail
                                    THE STATE'S ACTUARIES, please define more            exactly what is meant by actuarially sound
                                    specifically                                         rates. Mercer was consulted extensively by
                                                                                         CMS in the development of
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                      what this means.                                   the tool, and supplied much of the material
                                                                                         that found its way into the checklist. We
                                                                                         do not foresee significant changes in the
                                                                                         way rate ranges are established in Arizona.
                                                                                         There may be significant changes in the way
                                                                                         they are documented and filed with CMS.

                                                                                         Mercer brought the issue of actuarial
                                                                                         soundness to the attention of the American
                                                                                         Academy of Actuaries. As a result, the
                                                                                         Actuarial Standards Board has just begun
                                                                                         its own analysis of what it means to make
                                                                                         an assertion that capitation rates are
                                                                                         actuarially sound. Mercer is also
                                                                                         represented on this task force and will
                                                                                         take its recommendations into account as
                                                                                         they become available.
------------------------------------------------------------------------------------------------------------------------------------
6        9      Sect  Definition,     Is the word inpatient referring to admission to    The definition of emergency medical
                 C    Emergency       the emergency room?                                services includes services provided in both
                      Medical         Can we assume that if it refers to admission to    inpatient and outpatient settings. This
                      Service         the hospital that it would only be related to      definition did not change with BBA. The
                                      emergency surgery or ICU status and once the       notification standards have changed.
                                      patient is stabilized in the ICU that              Emergency service providers have up to 10
                                      notification applies?                              days to notify the health plan. Notice
                                                                                         requirements are still being analyzed, and
                                                                                         further clarification will be forthcoming.
------------------------------------------------------------------------------------------------------------------------------------
7        18     Sect  #3-Enrollment   The RFP states that contractors are responsible    The prior period coverage (PPC) time period
                 D    and             for payments during prior period coverage and      is already defined and limited depending
                      Disenrollment   may include services provided prior to the         upon the eligibility category. Please refer
                                      contract year. Does AHCCCSA anticipate setting     to AHCCCS rule for those limitations.
                                      a limit as to how far back the prior period can
                                      go?
------------------------------------------------------------------------------------------------------------------------------------
8        18     Sect  #3-Enrollment   Health Plan Choice - Members having fewer than     The eligibility source informs AHCCCS that
                 D    and             30 days continuous eligibility remaining will      the approved eligibility period will extend
                      Disenrollment   not be placed with a health plan but enrolled      into the future less than 30 days (example:
                                      in AHCCCS FFS. Please explain when this may        member is determined they will be
                                      occur.                                             ineligible the following month although
                                                                                         they are eligible this month). However, it
                                                                                         is possible to enroll a member with a
                                                                                         health plan (member had been anticipated to
                                                                                         remain eligible) and then have the member
                                                                                         become ineligible before the end of the
                                                                                         month (example: the member is incarcerated,
                                                                                         dies, or moves out of state).

------------------------------------------------------------------------------------------------------------------------------------
9        18     Sect  #3-Enrollment   Health Plan Choice - What are the "few             There are unusual situations, usually
                 D    and             exceptions" in which the effective date of         administrative mistakes, when a TXXI member
                      Disenrollment   enrollment for a Title XXI member will not be      may be enrolled during the month. These are
                                      the first day of the month?                        rare, and will not affect reimbursement.
------------------------------------------------------------------------------------------------------------------------------------
10       18-19  Sect  #3-Enrollment   Health Plan Choice - How long do newly eligible    Members are encouraged to choose a health
                 D    and             persons have to select a health plan? How long     plan prior to the eligibility approval
                      Disenrollment   does a mother have to select a health plan for     date. If not, they are auto-assigned
                                      her newborn child? For FES babies?                 through the algorithm. For newborns, the
                                                                                         members have 16 days to choose a plan for
                                                                                         their baby.
------------------------------------------------------------------------------------------------------------------------------------
11       19     Sect  #5-Enrollment   When will open enrollment dates be finalized       It is anticipated that Open Enrollment will
                                      and                                                take place in August,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                 D    and             shared with contractors?                           2003 for enrollment October 1, 2003. The
                      Disenrollment                                                      finalized dates will be shared with the
                                                                                         Contractors as soon as they are known.
------------------------------------------------------------------------------------------------------------------------------------
12        19    Sect  #3- Enrollment  When does the capitation payment start: When       As stated in the RFP, "The Contractor is
                 D    and             the hospital calls with notification or when       responsible for notifying AHCCCSA of a
                      Disenrollment   the plan calls AHCCCS?                             child's birth...." However, a hospital may
                                                                                         notify AHCCCSA in lieu of the contractor
                                                                                         when the mother is enrolled in AHCCCS FFS.
                                                                                         The plan is required to notify AHCCCS of a
                                                                                         birth when the mother is enrolled with the
                                                                                         health plan. Capitation begins the day
                                                                                         AHCCCSA is initially notified of the birth
                                                                                         by either the Contractor or the hospital.
                                                                                         For babies born to FES mothers, the
                                                                                         eligibility is retro to the date of birth
                                                                                         and PPC capitation is paid for the date of
                                                                                         birth to the date of notification. For
                                                                                         babies of enrolled mothers, there is no PPC
                                                                                         capitation and the plan is prospectively
                                                                                         capitated from the date of notification
                                                                                         forward.
------------------------------------------------------------------------------------------------------------------------------------
13        20    Sect  #5--Open        How will AHCCCSA handle enrollment in rural        Members of the exiting health plan will
                 D    Enrollment      GSAs if a contract is awarded to an incumbent      have an opportunity to choose a new health
                                      and a new Contractor? If members have not          plan through an open enrollment process.
                                      selected a health plan through the open            Per Attachment G, AHCCCSA reserves the
                                      enrollment process, would AHCCCSA weight the       right to adjust the algorithm for a
                                      auto assignment process to ensure that the         Contractor who is awarded contracts in only
                                      non-incumbent health plan has a sound              rural GSA's. This will be decided at a
                                      membership base to allow a viable operating        later date based on awards. That adjustment
                                      base?                                              per Attachment G is only applicable to
                                                                                         contractors in Maricopa and Pima counties.
------------------------------------------------------------------------------------------------------------------------------------
14        20    Sect  # 5--Open       Section notes that the algorithm will be           1. The exiting contractor's enrollment is
                 D    Enrollment      adjusted to exclude auto assignments to an            anticipated to be capped on July 1,
                                      exiting contractor:                                   2003.

                                      1. On what date would the algorithm be             2. New contractor names will be added to
                                         adjusted?                                          AEC materials for mailing in mid-June.

                                      2. When will new contractor names be added to
                                         AEC materials?
------------------------------------------------------------------------------------------------------------------------------------
15        20    Sect  # 5--Open       For successful Offerors, please describe the       1. Open enrollment will only be offered to
                 D    Enrollment      open enrollment process for incumbent                 members of exiting Contractors. Those
                                      contractors awarded a contract under this             members will be able to select from all
                                      procurement. Will members of a health plan that       contractors in the GSA for enrollment on
                                      is being replaced in a given GSA be the only          October 1.
                                      members participating in open enrollment
                                      activities, or will all health plans' members
                                      participate? When an additional health plan is
                                      added to a GSA, will members of all existing
                                      health plans within that GSA participate in
                                      open enrollment activities?                            '
------------------------------------------------------------------------------------------------------------------------------------
16        20    Sect  # 5-- Open      If a contractor is purchased by another            The answer will depend upon details and the
                 D    Enrollment      organization, will AHCCCS hold an open             timing of the sale and whether an award is
                                      enrollment for those                               received by the continuing plan.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                      members?
------------------------------------------------------------------------------------------------------------------------------------
17        20    Sect  #6--Auto-       Are there specific reasons why AHCCCSA made the    It is believed that members who are auto
                 D    Assignment      statement in the RFP, "Capitation rates may be     assigned through the algorithm have a lower
                      Algorithm       adjusted to reflect changes to a contractor's      risk that those who choose a health plan.
                                      risk due to changes in the algorithm"? Could       Those who choose are believed to be already
                                      AHCCCSA describe the kinds of scenarios that       accessing services, or are in the need of
                                      would require a change to the algorithm? How       services, which is why they are more
                                      would and what type of notification timeline       concerned about the health plan with whom
                                      would future changes to the algorithm              they are enrolled. Therefore, if a plan is
                                      methodology be communicated to the health          receiving more members though the algorithm
                                      plans?                                             through an adjustment, then it is believed
                                                                                         by AHCCCSA's actuaries that the plan's risk
                                                                                         is lower than the other plans. Therefore,
                                                                                         an adjustment is made to all Contractors'
                                                                                         rate to ensure actuarial soundness.

                                                                                         Another scenario is the adjustment that may
                                                                                         be made if there is a Contractor in Pima or
                                                                                         Maricopa County who has total statewide
                                                                                         enrollment of less than 25,000 members.
                                                                                         Another scenario is when a Contractor's
                                                                                         enrollment is capped due to financial
                                                                                         performance or sanctions.

                                                                                         The health plans would have at least 30
                                                                                         days notice. This notification would occur
                                                                                         through a contract amendment.
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18        20    Sect  # 7-- AHCCCS    Membership cards:                                  The Offerors should budget 75 cents per
                 D    Member          How much will cards cost?                          card. New cards are issued for the
                      Identification  What will the health plans be charged?             following reasons: new member, change in
                      Cards           What is the frequency of card issuance (one        RBHA, change in Contractor, lost/stolen
                                      time per member, when the member changes rate      cards, significant name change, change in
                                      codes, when the member changes contractors,        program eligibility, and upon member
                                      etc.)?                                             request. AHCCCSA issued approximately
                                      Will the invoice provided by AHCCCS be at the      40,000 cards per month in the recent
                                      member detail level?                               months.
                                      If AHCCCS is unsure about any of the above,
                                      please provide direction as to how the health      AHCCCSA has not yet determined how the
                                      plan should account for this new cost in its       invoicing will be handled.
                                      bid.
                                                                                         The bidder should use the information
                                                                                         provided here in their capitation rate bid
                                                                                         submissions.

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19        20    Sect  # 7-- AHCCCS    What is the average cost per AHCCCS ID card?       See the answer to #18 above.
                 D    Member
                      Identification
                      Cards
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20        20    Sect                  a. What are the costs to the health plans on a     a-c, e, f. See the answer to #18 above.
                                      per
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4

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
                 D                    card basis?                                        d.  AHCCCSA will contract with the vendor.
                                      b. For each GSA, how many ID cards (new and            The content of the card is not the
                                      reissued) were issued last year?                       discretion of the Contractor.
                                      c. How many replacement cards were issued last     g. The Contractor will be billed for
                                      year?                                              postage included in the 75 cents.
                                      d. For cost control purposes, will the health
                                      plans have input regarding the vendor and
                                      content of the card?
                                      e. How will AHCCCSA monitor and ensure that
                                      health plans are not inadvertently billed for
                                      ID cards for other health plans or FFS members?
                                      f. How will ID card costs be handled for
                                      members who are retroactively disenrolled (i.e.
                                      refunded)?
                                      g. Will postage be charged to the health plan
                                      for the mailing of ID cards?
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21        20    Sect  #8--            Please define "available facility"                 This is a facility that would normally be
                 D    Mainstreaming                                                      available for use by your members i.e.,
                      of AHCCCS                                                          in-network or when medically necessary. The
                      members                                                            intent of the statement is that use of such
                                                                                         a facility cannot be denied based on one of
                                                                                         the criteria in the previous paragraph in
                                                                                         the RFP, payor source, race, color etc.
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22        20    Sect  #8--            What does AHCCCSA consider to be "reasonable       The phrase is used in the context that
                 D    Mainstreaming   steps" to be taken with subcontractors to          "Contractors must take into account a
                      of AHCCCS       encourage mainstreaming of members?                member's culture when addressing members
                      members                                                            and their concerns, and must take
                                                                                         reasonable steps to encourage
                                                                                         subcontractors to do the same." The overall
                                                                                         paragraph discusses prohibited
                                                                                         discriminatory practices with respect to a
                                                                                         member's rights to receive services in a
                                                                                         manner that does not discriminate based on
                                                                                         payor source, race, color, gender, etc. The
                                                                                         Offeror should use its own judgment to
                                                                                         identify reasonable steps.
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23        21    Sect  #9--Transition  Transition of Members-Acute Care-If we are         When a member is enrolled in CRS, the
                 D    of Members      notified from CRS that a patient is coming in      health plan still has the responsibility of
                                      or out, what is the plan's responsibility of       providing all covered services for the
                                      transition and to whom?                            member that are not included as CRS covered
                                                                                         services for the CRS enrolled diagnosis
                                                                                         (refer to CRS covered diagnosis list). CRS
                                                                                         and the health plan are expected to
                                                                                         coordinate applicable services such as DME,
                                                                                         prescriptions, etc as they pertain in the
                                                                                         transition.
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24        21    Sect  #9--Transition  Are PCP's still required to have dental service    No, dental treatment records are not
                 D    of Members      reports in the medical record?                     required in the PCP chart. However, record
                                                                                         of any verbal referrals/recommendations by
                                                                                         the PCP for dental services should be
                                                                                         documented in the patient
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5

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                          ANSWER
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
                                                                                         record maintained by the PCP.
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25       21     Sect  #10--Scope of    CRS is currently under procurement for a new      If an award is made to a new CRS
                 D    Services (CRS-   contractor. How will that new contract's          contractor, the AHCCCS contractors would be
                      last paragraph   operations impact coordination of services with   responsible for coordinating care with and
                                       AHCCCSA health plans and what will be the         referring potentially eligible members to
                                       financial impacts of any contract changes to a    the new contractor. It is not anticipated
                                       health plan?                                      that this will have any financial impact to
                                                                                         AHCCCS contractors.
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26       22     Sect  #10--Scope of    Who is financially responsible for services if    In this instance the member (family or
                 D    Services (CRS-   the CRS eligible and enrolled member does not     guardian) is responsible for payment. The
                      last paragraph)  utilize CRS services? The AMPM Section 400        member is choosing to go out of network for
                                       references medical care paid by the plan to an    services. However, it is AHCCCSA's
                                       eligible, enrolled member when CRS fails to       expectation that Health Plans assist
                                       provide timely services. It does not address      members in understanding the services
                                       which entity pays for the medical expenses if     delivery system and that plans facilitate
                                       the member is an eligible, enrolled CRS           the members use of CRS.
                                       patient, but refuses to use their services.
                                       Under these circumstances, does the health plan
                                       continue to pay for medical services or are we
                                       not obligated to pay for the CRS covered
                                       services because of CRS eligibility and
                                       enrollment?
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27       23     Sect  #10-- Scope of   Please clarify: how does this apply to out of     Providers must register with AHCCCS to be
                 D    Services         state providers who are not contracted with the   eligible for payment. A contract with the
                      (Emergency       plan or AHCCCS? What if a provider refuses to     health plan is not required. Registered
                      Services, last   register with AHCCCS? Can they bill the member?   providers may not bill members for
                      sentence)        Is there a statute to protect the member from     medically necessary covered services.
                                       billing/collections/by out of state providers?    AHCCCS is not aware of a statute that
                                       Is there a quick registration process for         protects members from billing/collections
                                       out-of state providers?                           by unregistered, out of state providers.
                                                                                         State rule prohibits billing of Medicaid
                                                                                         members for medically necessary covered
                                                                                         services. AHCCCS does have a simplified
                                                                                         registration form for single use providers.
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28       23     Sect  #10-- Scope of   EPSDT - What are the health plans' specific       When this information has not already been
                 D    Services         responsibilities in terms of "follow-up" with a   received from the member or the RBHA, the
                                       RBHA to monitor whether members have received     Contractor is expected to contact the RBHA
                                       behavioral health services?                       to ensure that the member has either been
                                                                                         scheduled or seen for an appointment or
                                                                                         that the member has refused behavioral
                                                                                         health services from the RBHA.
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29       23-24  Sect  #10-- Scope of   Emergency Services - Please confirm that the 10   Analysis re BBA Emergency notification
                 D    Services         calendar day requirement applies only to the      requirements is ongoing and further
                      (Emergency       notification of emergency services and not to     clarification will be forthcoming.
                      Services, last   any inpatient stay admission resulting from an
                      sentence)        emergency department visit. Please confirm that
                                       the 10 calendar day requirement is unrelated to
                                       the 1 hour response time required.
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6

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
30        24    Sect  #10, Scope of   In bullet point #2, clarification is needed        Analysis re BBA Emergency notification
                 D    Services        regarding notification. Does this mean the         requirements is ongoing and further
                      (Emergency      EMERGENCY ROOM services must have notification     clarification will be forthcoming.
                      Services,       to the health plan within 10 days?
                      paragraph 2,    By screening and treatment are you including       The Offerors should assume that there will
                      #2)             admissions to the hospital and work up and         be no changes to program costs for this
                                      treatment? If so does the facility have 10 days    provision when developing capitation rate
                                      to notify the health plan of admission?            bids.
                                      Does this mean there will be no concurrent
                                      review process for any member admitted through
                                      the Emergency Room?
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31        24    Sect  #10, Scope of   "A member who has an emergency medical             The issue of authorization is different
                 D    Services        condition may not be held liable for payment of    from that of patient financial
                      (Emergency      subsequent screening and treatment needed to       responsibility. Authorization may still be
                      Services,       diagnose the specific condition or stabilize       required for follow-up done after the
                      paragraph 3)    the patient". Does this statement mean that        patient is stabilized. Prior Authorization
                                      authorization would not be needed for follow up    is not a guarantee of payment.
                                      visits resulting from the ER visits?
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32        24    Sect  #10-- Scope of  Emergency services-- How long does a provider      The new notification requirements per BBA
                 D    Services        of emergency services now have to notify the       are within 10 calendar days for emergency
                      (Emergency      plan to ensure payment, or is there no time        services. Analysis regarding BBA Emergency
                      Services)       limit?                                             notification requirements is ongoing and
                                                                                         further clarification will be forthcoming.
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33        25    Sect  #10--Scope of   Observation services may be provided on            Please see the AMPM Policy 310, Observation
                 D    Services        outpatient basis if determined                     Services for clarification.
                      (Hospital)      reasonable...when deciding if member should be
                                      admitted for inpatient care. There is no
                                      specification of the time frame (prior
                                      contracts have indicated up to 24 hours).

                                      1. Is the absence of a time designation meant
                                         that AHCCCS will be following the 48-hour
                                         Medicare standard?
                                      2. If the time frame is expanded from 24 to 48
                                         hours, what criteria are going to be used to
                                         determine that the extended stay to 48 hours
                                         was appropriate as observation versus
                                         inpatient?
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34        25    Sect  # 10--Scope     What is meaning/financial impact of removing       Please see the AMPM Policy 310, Observation
                 D    of Services     24-hour limit from observation services?           Services for clarification. The financial
                                                                                         impact is unknown at this time.
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7

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                       QUESTION                                          ANSWER
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
                      (Hospital)
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35        25    Sect  # 10--Scope of   What are the adult immunization performance       AHCCCS has not established adult
                 D    Services         standards?                                        immunization performance indicators for the
                      (Immunizations)                                                    acute care population.
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36        26    Sect  #10--Scope of    What would occur when a member no longer          The Health Plan is responsible for
                 D    Services         requires the skilled services of a convalescent   providing medically necessary covered
                      (Nursing         care stay, but a discharge from the facility is   services. Facility coverage is not limited
                      Facility)        deemed inappropriate for a specific reason? For   to the skilled level of care.
                                       example, Mr. Smith is admitted to a skilled
                                       nursing facility for Rehab Services (OT and
                                       PT), after a hip replacement. A week into his
                                       stay, he is discharged from therapies because
                                       he is unable or unwilling to participate. Mr.
                                       Smith no longer meets the criteria for a
                                       convalescent care stay, but he is still not
                                       able to care for himself in his previous living
                                       arrangement, and a discharge from the skilled
                                       nursing facility is not appropriate because of
                                       safely issues.
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37        26    Sect  #10--Scope of    Can this member (see above question) be kept in   There is no prohibition against health
                 D    Services         the facility at a lower level (e.g. a custodial   plans negotiating rates at a lower level of
                      (Nursing         care level) until the discharge is appropriate?   care. AHCCCS does not require notification.
                      Facility)        If this is possible, how would AHCCCSA like to    Days at a lower level of care do count
                                       be notified, and would the custodial care days    toward the 90-day contract year maximum
                                       still need to be counted toward the 90 day        benefit.
                                       contract year maximum benefit?
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38        27    Sect  #10, Scope of    In bullet #2, is 1 hour the correct time for      One hour is the correct time for approval
                 D    Services         approval of post-stabilization care services at   of post-stabilization care services
                      (Post-           non-contracted facilities?                        approval requests for all providers both
                      stabilization    Who will determine the 1-hour time frame? Will    contracted and non-contracted.
                      Care Services    telephone logs be used to verify?                 Both hospitals and plans will likely
                      Coverage and                                                       document the one-hour timeframe and
                      Payment,                                                           telephone logs may be one method to
                      paragraph 2,                                                       accomplish this.
                      #2.)                                                               Further clarification regarding BBA
                                                                                         requirements will be forthcoming.
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39        27    Sect  #10, Scope of    In bullet #3 A Contractor's physician with        AHCCCS expects treating physicians to act
                 D    Services (Post-  privileges at the treating hospital ASSUMES       in the best interests of the member. Issues
                      stabilization    responsibility for the member's care. What        such as this should be brought to the plan
                      Care Services    happens when the Contractor's physician with      Medical Director for resolution.
                      Coverage and     privileges at the treating hospital is ready
                                       and willing to assume the care but
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8
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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                       QUESTION                                          ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                      Payment,         the non-contracted Attending physician will not
                      paragraph 3,     relinquish care?
                      #3.)
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40        27    Sect  # 10, Scope of   Is there any information on expected financial    Based upon 18 months of experience with
                 D    Services,        impact of policy change?                          this policy, AHCCCSA believes that the
                      (Pregnancy                                                         financial impact is not material, and
                      Terminations)                                                      capitation rates will not be adjusted for
                                                                                         this policy change.
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41        27    Sect  #10, Scope of    Post Stabilization - The RFP implies a            If authorization is not provided within one
                 D    Services         contractor must respond to authorization          hour, services are deemed authorized.
                      (Post-           requests within one hour. If not, are services    Methods to monitor this performance
                      stabilization    deemed approved? How will AHCCCSA evaluate        requirement will be developed. Further
                      Care Services    health plans' performance of this requirement?    analysis of BBA will be completed and
                      Coverage and                                                       additional information will be forthcoming.
                      Payment,
                      paragraph 2,
                      #2.)
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42        28    Sect  # 10-- Scope of  Omitted...not used as a maintenance regimen...    Please clarify and resubmit the question.
                 D    Services         Is this changing or does the phrase "potential
                                       for improvement" cover this?
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43        28    Sect  # 10--Scope      Will pharmacy carve-out include OTC items         The pharmacy carve out will include those
                 D    of Services      currently being provided by health plans, for     OTC items that require a prescription.
                      (Prescription    example, condoms and nutritional supplements?
                      Drugs)
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44        28    Sect  #10--Scope of    Give examples of medically necessary              Includes but is not limited to
                 D    Services         transportation.                                   transportation for well child care,
                      (Transportation,                                                   prenatal appointments, urgent medical
                      first sentence)                                                   appointments, prescription pick-up at
                                                                                         pharmacy, ambulance transportation and
                                                                                         other services that are medically
                                                                                         necessary.
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45        29    Sect  #10--Scope       What is the timeline for new or revised           The deadline is October 1, 2003. As
                 D    of Services      policies in AMPM regarding Special Health Care    clarification is available it will be
                                       Needs?                                            published.
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46        29    Sect  #12--            "AHCCCS members are eligible for comprehensive    No, SFP members are not eligible for
                 D    Behavioral       behavioral health services" - This indicates      behavioral health services. This will be
                      Health           that Family Planning members would also have      clarified in the RFP document at a future
                      Services,        this benefit, is this correct?                    date.
                      paragraph 1
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47        30    Sect  #12--            In previous publications the PCP was allowed to   Since the inception of the psychiatric
                 D    Behavioral       provide medication management for members with    medication initiative in October of 1999,
                      Health           diagnoses of MILD TO MODERATE depression, MILD    which allows health plan PCPs to prescribe
                      Services,        TO MODERATE anxiety and attention deficit         for certain behavioral health disorders
                                                                                         within the scope of their practice, the
                                                                                         contract language has remained the same.
                                                                                         The
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9

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                      Medication      hyperactivity disorder. Were the words mild to     words "mild", "minor", or "moderate" have
                      Management      moderate intentionally left out?                   not been in contract and there is no change
                      Services,                                                          in the expectation. AHCCCS policy (AMPM
                      paragraph 1                                                        310) and the guiding principles published
                                                                                         in September 1999 refer to ADD/ADHD, mild
                                                                                         depression, and anxiety disorders as those
                                                                                         which may be managed by the health plan
                                                                                         PCP.
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48        30    Sect  #12--           "The Contractor shall allow PCPs to provide        Please refer to the answer for question 47.
                 D    Behavioral      medication management services (prescription,
                      Health          medication monitoring visits, laboratory, and
                      Services        other diagnostic test necessary for diagnosis
                                      and treatment of behavioral disorders) to
                                      members with diagnoses of depression, anxiety
                                      and attention deficit hyperactivity disorder."

                                      As this statement does not specify that the PCP
                                      may treat "mild" or "minor" depression, please
                                      clarify whether the expectation has changed
                                      from the original guiding principles published
                                      Sept 1999.
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49        30    Sect  #12--           Does AHCCCSA have any guidelines for the           No, AHCCCS does not have guidelines
                 D    Behavioral      monitoring of PCP management of behavioral         specific to the monitoring of PCPs'
                      Health          health disorders?                                  management of behavioral health disorders.
                      Services
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50        31    Sect  #14-- Medicaid  Regarding transfer of medical information          The MIPS program provides reimbursement for
                 D    in the Public   between the Contractor and the member's school     school districts that are registered
                      Schools, last   or school district. ...Isn't that a violation      providers. The relationship between a
                      paragraph       of the HIPAA privacy standard? Would the Health    health plan and a provider does not
                                      Plan have to have a Business Associate Contract    constitute a business associate
                                      with the schools or school districts?              relationship. See 65 Fed. Reg. 82476 (Dec.
                                                                                         28, 2000). Disclosure for purposes of
                                                                                         treatment, payment and certain health care
                                                                                         operations are permitted by the rules and
                                                                                         do not necessarily require a business
                                                                                         associate agreement. 45 CFR 164.506.
                                                                                         "Payment" activities include coordination
                                                                                         of benefits. "Treatment" includes
                                                                                         activities by a provider to coordinate care
                                                                                         with a third party. 45 CFR 164.501
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51        31    Sect  #14-(MIPS)-     The RFP states, "Contractors and their             The intent of the policy is to prevent
                 D    last paragraph  providers must coordinate with schools and         duplication of service. Contractors can be
                                      school districts that provide MIPS services to     notified via a DDD support coordinator, a
                                      the Contractor's enrolled members." Is the         parent, a school provider or the school.
                                      intent of this new requirement simply to ensure    AHCCCS will not be providing this
                                      that services are not duplicative? How are         information on the FYI file. Plans are
                                      contractors notified when a school or school       required to coordinate care with the most
                                      district is working with a special needs child?    appropriate entity to best meet the needs
                                      Is AHCCCSA going to provide this                   of the members. Please see HIPAA response
                                                                                         given previously. Yes, the school districts
                                                                                         have expressed a desire to coordinate with
                                                                                         the health plans.
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10

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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                       QUESTION                                          ANSWER
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
                                       information on the monthly FYI file? Are we
                                       coordinating with the school or school district
                                       or the providers that actually provide the
                                       services? Has consideration been given to the
                                       HIPAA implications? Have the schools/school
                                       districts indicated that they are willing to
                                       work with the health plans?
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52        31    Sect   #14-(MIPS)-     Please clarify responsibilities of both the       Please refer to the answers for questions
                 D     last paragraph  health plan and a school in sharing/generating    #50 and #51.
                                       appropriate medical record requirements? (i.e.
                                       transfers of member medical information)
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53        32    Secti  #16-- Staff     Define difference between Compliance Officer,     The staffing requirement for a Compliance
                on D   Requirements    contract YH04 vs. Fraud and Abuse Coordinator,    Officer is in the current contract. The
                       and Support     and contract YH03?                                difference between the two positions is the
                       Services, item                                                    Compliance Officer is considered a key
                       n.                                                                position and must be a senior on-site
                                                                                         employee. The function is similar to that
                                                                                         of the Fraud and Abuse Coordinator, with
                                                                                         the additional responsibility to oversee
                                                                                         the implementation of a compliance program
                                                                                         as outlined in Paragraph 62 of the RFP. The
                                                                                         Compliance Officer should continue to
                                                                                         attend the AHCCCS Fraud and Abuse
                                                                                         Workgroup.
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54        32    Sect   #16-- Staff     This section states that a Grievance Manager is   The 2 position titles are not
                 D     Requirements    a required position, this is also restated on     interchangeable. As part of the staff
                       and Support     page 33, however, on page 92, Section G,          requirements in paragraph 16, AHCCCS
                       Services, item  Offeror's Key Personnel, and the position is      requires a Grievance Manager who is
                       m.              listed as Grievance Coordinator. Is it the        responsible for the oversight of the
                                       intent of AHCCCSA to require a Grievance          contractor's Grievance System. The
                                       Manager or Coordinator? Are these two titles      reference to Grievance Coordinator on p. 92
                                       interchangeable?                                  is incorrect and should be changed to
                                                                                         Grievance Manager.
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55        34    Sect   #18-- Member    The RFP states affected members must be           Other changes include, but are not limited
                 D     Information,    informed of any other changes in the network 30   to turnover in DME providers and provider
                       last paragraph  days prior to the implementation date of the      address changes.
                                       change. Please define "other" changes in the
                                       network and provide examples.
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56        34    Sect   #18-- Member    Termination of a contracted provider: Does this   Yes, for members who were seeing the
                 D     Information,    include specialty providers?                      specialist on a regular basis.
                       last paragraph
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57        34    Sect   #18-- Member    What does AHCCCSA consider to be "program         Changes in cost sharing or covered services
                 D     Information,    changes" that require notification be provided    would be examples of program changes.
                       last paragraph  to "affected members"?
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58        36    Sect   #22. Advance    In referring to written information to adult      The sentence should read, "(4) Changes to
                 D     Directives,     enrollees, what is meant by (4): "Changes to      State law as soon as possible..."
                       last            State as soon as
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11

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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                      paragraph       possible, but no later than 90 days after the
                                      effective date of the change?" Does this
                                      requirement conflict with other disseminated
                                      information to member approval requirements?
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59        37    Sect  # 24--          What is the responsibility of the Health Plan      The Health Plans are responsible for
                 D    Performance     when a response is not received from AHCCCS in     continuing to improve Performance Indicator
                      Standards,      a timely manner as it states that a corrective     rates, and it is expected that health plans
                      last paragraph  action plan "must be approved by AHCCCS prior      will develop and implement interventions
                                      to implementation"?                                that will assist them in achieving, at a
                                      Will the health plan be given sufficient time      minimum, the AHCCCS Minimum Performance
                                      i.e. (6-9 months) after the date of AHCCCS         Standard. The amount of time a health plan
                                      approval to demonstrate improvement?               will be given to implement a corrective
                                                                                         action plans depends upon the severity of
                                                                                         the issue needing correction and the
                                                                                         proposed plan.
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60        37    Sect  # 24--          On what are the minimum performance standards      The AHCCCS Minimum Performance Standards
                 D    Performance     based?                                             are derived from a formula that includes,
                      Standards                                                          but is not limited to previous Performance
                                                                                         Indicator rates and statewide averages.
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61        37    Sect  # 24--          As it relates to levels of performance, please     Demonstrable is statistically significant
                 D    Performance     define "demonstrable and sustained                 and sustained is for more than 1 year.
                      Standards       improvement."
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62        39    Sect  # 24--          In the current contract, health plans are          The current contract states "AHCCCSA will
                 D    Performance     required to report the results of Provider         continue to measure and report results for
                      Standards       Turnovers and Interpreter Services. Will this      the Performance Measures..." This
                                      still be required under the new contract?          measurement and reporting will continue,
                                                                                         but because these are not considered
                                                                                         Performance Standards, the information was
                                                                                         removed from the RFP.
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63        40    Sect  #27--Network    "For Maricopa and Pima Counties only, this         To clarify, the adjective "metropolitan" is
                 D    Development     includes a network such that 95% of its members    describing Phoenix only. Metropolitan
                                      residing within the boundary area of               Phoenix includes other cities as shown on
                                      metropolitan Phoenix and Tucson do not have to     the GSA map for Maricopa County. In Pima
                                      travel more than 5 miles to see a PCP, dentist     County, this standard applies only to the
                                      or pharmacy."                                      city of Tucson.

                                      Attachment B, page 115--"In Tucson (GSA 10) and     Attachment B, Page 115. Last paragraph
                                      Metropolitan Phoenix (GSA 12), the Contractor      should read, "In Tucson (GSA 10) and
                                      must demonstrate its ability to provide PCP        Metropolitan Phoenix (GSA 12), the
                                      dental and Pharmacy services so that the member    Contractor must demonstrate its ability to
                                      so not have to travel more than 5 miles from       provide PCP, dental and pharmacy services
                                      their residence.                                   to that 95% of members do not have to
                                                                                         travel more than 5 miles from their
                                      There seems to be an apparent conflict between     residence."
                                      the wording in the Network Development in
                                      paragraph 27, and Attachment B, page 115. Can
                                      you please
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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
                                      clarify which applies and define metropolitan
                                      Tucson?
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64        40    Sect  # 27 Network    "Contractors must provide a comprehensive          The Contractor is asked to identify network
                 D    Development     provider network that ensures its membership       gaps in its own annual Provider Network
                                      has access at least equal to, or better than,      Development and Management plan. In
                                      community norms." How will AHCCCS determine        addition, AHCCCSA will utilize information
                                      community norms?                                   from licensing boards, commercial insurers
                                                                                         and other publicly available materials to
                                                                                         determine provider availability.
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65        40    Sect  # 27 Network    "Access is supposed to be equal or better than     The Agency will not advise Offerors about
                 D    Development     community norm." How will a potential Offeror      improving their submission.
                                      best demonstrate such access measures/
                                      benchmarks in a successful proposal?
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66        40    Sect  # 27 Network    Provider Network Development and Management        The Agency will not advise Offerors about
                 D    Development     Plan - The plan is to consider access of           improving their submission.
                                      members to specialty care compared to the
                                      general population in the community. How will a
                                      potential Offeror best demonstrate such access
                                      in a successful proposal? How will this
                                      criterion be measured (i.e. what is the
                                      benchmark(s) that will be used?)?
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67        40    Sect  # 27 Network    Provider Network Development and Management        The Bidder should use its best judgment in
                 D    Development     Plan -                                             deciding how far in the future projected
                                      What is the time period the health plans should    needs should be assessed in order to
                                      use for "projecting future needs", e.g., one       maintain an accessible network, capable of
                                      year?                                              delivering covered services for the
                                                                                         contract period.
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68        40    Sect  # 27 Network    How does the requirement to consider providers     Providers whose service address is outside
                 D    Development     in neighboring states in terms of network          of Arizona must be licensed in the state in
                                      development reconcile with the requirement that    which they provide services.
                                      health plan providers must be licensed in
                                      Arizona? Also, how does this apply to
                                      out-of-state hospitals?
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69        41    Sect  # 27 Network    Provider Network Development and Management        The Offeror should use its expertise and
                 D    Development     Plan -                                             judgment to identify those populations with
                                      How is AHCCCSA defining "specialty populations"    network needs different than the majority
                                      for the purpose of this plan, and what type of     of members in the GSA, who would need
                                      information does AHCCCSA want addressed            special consideration in the design of the
                                      regarding specialty populations as it relates      network.
                                      to the plan?
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70        41    Sect  # 29--Network   Re: notifications of significant network           The turnaround time will be dependent upon
                 D    Management      changes. In the past, AHCCCSA stated that it       the circumstances, such as complexity of
                                      would respond within 14 days. What will be         the corrective action plan. As stated in
                                      AHCCCSA's turnaround time(s) for approvals of      the paragraph, AHCCCSA will expedite the
                                      corrective actions                                 process in an emergency.
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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
                                      arising from such notifications?
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71        41    Sect  # 29--Network   For contractor policies, what does "subject to     "Subject to approval" means the Agency has
                 D    Management      approval" by AHCCCSA mean? Is AHCCCSA approval     approval authority over the policies during
                                      limited only to network management policies or     an operational audit. It is not limited to
                                      all contractor policies? Will existing plans       network policies only. Contractors will be
                                      have to submit their policies for approval?        notified of pending operational audits.
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72        42    Sect  #30--Primary    Once the contractor had determined that            No. The Contractor, however, is expected to
                 D    Care Provider   appointment availability has not been              ensure that quality of care standards
                      Standards       compromised will action still be required          continue to be met by such providers. The
                                      should the panel size exceed 1800?                 information may also suggest that the
                                                                                         Contractor should recruit additional
                                                                                         providers to serve members in that area.
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73        43    Sect  #32-- Referral  "Referral to Medicare HMO including payment of     The Contractor must have written policies
                 D    Procedures      co-payments". Please explain this requirement.     on their Medicare Cost Sharing
                      and Standards,                                                     responsibilities that should include
                      paragraph 1,                                                       copayment responsibilities when a member is
                      item g.                                                            referred to a Medicare HMO.
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74        45    Sect  #35--Provider   The RFP states, "The contractor remains liable     There are a number of "applicable"
                 D    Manual          for ensuring that all providers, WHETHER           requirements that the health plan is
                                      CONTRACTED OR NOT, meet the applicable AHCCCSA     responsible for, regardless of the
                                      requirements." What are a health plan's            providers' contract status. Examples
                                      obligations to non-contracted providers? Please    include, but are not limited to, ensure
                                      define or further clarify "applicable              non-contracted providers do not bill
                                      requirements."                                     members for covered services, that
                                                                                         claims/encounter data is submitted if a
                                                                                         financial liability is incurred by the
                                                                                         Contractor, and that the health plan
                                                                                         coordinates benefits.
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75        47    Sect  # 37--          Would the "use of provider more than 25 times"     Yes, the Contractor would be responsible
                 D    Subcontracts,   include hospitals where members are admitted       for contracting with physicians who have
                      paragraph 5     through the Emergency Department?                  admitting privileges. The Contractor would
                                                                                         be encouraged to contract with the
                                                                                         hospital.
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76        47    Sect  # 37--          "The Contractor must enter into a written          AHCCCSA is requiring a contract for
                 D    Subcontracts    agreement with any provider (including             providers used more than 25 times a year,
                                      out-of-state providers) the Contractor             regardless of the number of services
                                      reasonably anticipates will be providing           provided or members seen.
                                      services on its behalf more than 25 times
                                      during the contract year." Can this be applied
                                      to one individual receiving 25 services form
                                      one provider, or is it for 25 unique members?
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77        48    Sect  #39--Specialty  With the high potential for AHCCCSA to develop     This section refers to contracts that
                 D    Contracts       specialty contracts going forward, (i.e.           AHCCCSA negotiates on behalf of its
                                      pharmacy) can AHCCCSA provide additional           Contractors. Currently, the only specialty
                                      details on how the process might work (i.e.        contract AHCCCS is negotiating is for
                                      health plan involvement, adjustments to            transplant services. These specialty
                                      capitation rates, reporting                        contracts are for services provided through
                                                                                         the health plans and should not be confused
                                                                                         with a carve out of services.
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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
                                      requirements (both to and form AHCCCSA), claims    In the event AHCCCSA carves out the
                                      payment, recovery/reinsurance, TPL related         responsibility for certain medical services
                                      issues)?                                           from its Contractors, AHCCCSA will solicit
                                                                                         feedback from its Contractors, capitation
                                                                                         rates will be adjusted and other operating
                                                                                         issues will be addressed. Because AHCCCSA
                                                                                         is not currently in the process of
                                                                                         developing a carve out, it is unknown what
                                                                                         impact a carve out would have on health
                                                                                         plan reporting and involvement. That would
                                                                                         need to be addressed on a case by case
                                                                                         basis depending upon the type of service
                                                                                         that is carved out.
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78        49    Sect  #40--Hospital   For Maricopa and Pima counties, the RFP states     The Office of Managed Care will accept
                 D    Subcontracting  that, "The Contractor shall submit all hospital    hospital subcontracts and amendments for
                      and             subcontracts and any amendments to AHCCCSA,        review and approval after contract awards
                      Reimbursement   Office of Managed Care". For all counties          are made. It is suggested that they be
                                      EXCEPT Maricopa and Pima it states, "The           submitted as soon after the award that the
                                      Contractor is encouraged to obtain subcontracts    contracts and amendments are complete to
                                      with hospitals in all GSA's and must submit        allow time for the process, prior to
                                      copies of these subcontracts, including            implementation.
                                      amendments, to AHCCCSA, Office of Managed Care,
                                      at least seven days prior to the effective
                                      dates thereof". What requirements exist (for
                                      incumbents bidding on new GSA's and new
                                      contractors) to have the Maricopa and Pima
                                      hospital contracts (or any other contract as
                                      required by the RFP) reviewed by AHCCCSA prior
                                      to implementation?
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79        49    Sect  #40--Hospital   Hospital Recoupments - Does AHCCCSA have a         AHCCCSA is developing an informal policy
                 D    Subcontracting  policy regarding recoupment of capitation from     related to this issue. Essentially, medical
                      and             one health plan and paid to another when           expenditures incurred in these situations
                      Reimbursement   retroactive enrollment occurs, and the initial     should be treated like expenditures
                                      health plan has paid claims to a provider who      incurred during the PPC time period. That
                                      was not aware of the enrollment change until       means, claims should not be denied for lack
                                      notified of recoupment (which often occurs         of prior authorization, but may be denied
                                      after claims submission timeframes)?               if reviewed for medical necessity, and the
                                                                                         second health plan determines that the
                                                                                         services were not medically necessary.
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80        49    Sect  #40--Hospital   In the Data Supplement, Offerors are instructed    Instructions given in the data supplement
          71     D    Subcontracting  to consider the Maricopa/Pima counties             should be considered a valid RFP
          116         and             contracting pilot project to be extended beyond    instruction.
                      Reimbursement   September 30, 2003. This is also reiterated in
                                      Amendment #1 dated February 10, 2003. Is the
                                      Data Supplement to be considered a part of the
                                      contract and RFP, and a
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
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QUEST
 #R      PAGE   SECT    PARAGRAPH                      QUESTION                                           ANSWER
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
                                      valid RFP instruction?
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81         49   Sect  #40--Hospital   Out of State Hospitals - Given that Attachment     Although, Contractors are encouraged to
          119    D    Subcontracting  B represents AHCCCSA's minimum network             contract with hospitals, they are required
          120         and             requirements, how would a potential Offeror        to have contracts with physicians with
                      Reimbursement   successfully address any potential network         admitting privileges to hospitals
                                      deficiencies if Offeror is only "strongly          considered to be a part of the network.
                                      encouraged" but not required to contract with      This is true whether the hospital is
                                      these out of state providers? (e.g. regarding      in-state or out of state.
                                      out of state providers listed for GSAs 2 and 4)
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82         50   Sect  #42--           "The Contractor shall disclose to AHCCCSA the      This question needs to be clarified. Refer
                 D    Physician       information on physician incentive plans listed    to the Physician Incentive Plan regulations
                      Incentives      in 42 CFR 417.479(h)(I) through 417.479(i) upon    for AHCCCS's responsibility in monitoring
                                      contract renewal, prior to initiation of a new     compliance with those regulations. The
                                      contract, or upon request from AHCCCSA or CMS."    annual disclosure reporting requirement is
                                      Question: Is CMS providing the state oversight     on hold until CMS develops a new disclosure
                                      in respect to physician incentives?                form. All other provisions will continue to
                                                                                         be enforced.

                                                                                         AHCCCS is required to report to CMS on its
                                                                                         Contractor's compliance with those
                                                                                         regulations.
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83         51   Sect  #45--Minimum    "Continuing Offerors that are bidding a new GSA    A current Contractor is considered an
                 D    Capitalization  must provide the additional capitalization for     existing offeror in all counties to be bid.
                      Requirements    the new GSA they are bidding."
                                      Question: Is the capitalization requirement for
                                      UFC going into Cochise/Graham/Greenlee, the
                                      amount for New Contractors or for Existing
                                      Contractors?
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84         51   Sect  #45-- Minimum   Please clarify what the minimum capitalization     The minimum capitalization requirement for
                 D    Capitalization  requirements are for continuing offerors           bidders is what is listed in the table.
                      Requirements    bidding a new GSA. Is it the equity per member     However, a Contractor must also meet it's
                                      standard or the capitalization requirements for    equity per member standard after the
                                      new contractors presented in the table?            contract is awarded. If the bidder meets
                                                                                         its minimum capitalization, but doesn't
                                                                                         meet its equity per member standard, then
                                                                                         the bidder must develop a plan to meet that
                                                                                         standard should they be awarded a contract.
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85         51   Sect  #45--Minimum    Since the current RFP realigns some counties in    A current Contract is always considered an
                 D    Capitalization  new GSA's, is a contractor that is currently an    existing contractor for capitalization
                      Requirements    incumbent in one of the county (s) in the GSA      purposes. Refer to the Performance
                                      but not the other county (s) considered to be      Bond/Equity Per Member Policy for questions
                                      an existing contractor for purposes of the         regarding encumbrances on equity. The
                                      minimum capitalization requirements? If a          maximum capitalization that a bidder must
                                      contractor uses an irrevocable letter of credit    have to secure an award is $10,000,000.
                                      (LOC) to meet its performance bond requirement     However, the Contractor must also meet the
                                      as described in the RFP, is it correct to say      equity per member requirement. If the
                                      that AHCCCSA will not                              $10,000,000 does not meet the requirement,
                                                                                         then additional capital must be provided.
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
QUEST
 #R     PAGE   SECT     PARAGRAPH                        QUESTION                                       ANSWER
                                       consider the LOC an encumbrance or a loan
                                       subject to repayment (since the LOC is truly
                                       an off balance sheet item and has no
                                       outstanding balance owed) as described in the
                                       minimum capitalization requirements?
                                       Regardless of the number of GSA's a
                                       contractor is awarded, is it correct to say
                                       that the maximum amount of capitalization or
                                       equity a contractor is required to meet is
                                       $10,000,000?

        51     Sect   #45--Minimum     Please explain the rationale for the Yavapai    The methodology that was used to determine
                D     Capitalization   County minimum capitalization requirements      the amount of the "existing offerors" minimum
                      Requirements     being the same for both new and incumbent       capitalization requirement resulted in an
                                       contractors.                                    amount in excess of what the equity per
                                                                                       member amount would be. Therefore, the
                                                                                       existing offeror's minimum was limited to the
                                                                                       equity per member amount.

86      51      SD    #45--Minimum     If an Offeror is currently an incumbent         Incumbent.
                      Capitalization   health plan in a county that is included in a
                      Requirements     "new" GSA (e.g. for GSA 4, in one county and
                                       not all), then will that incumbent health
                                       plan be considered an incumbent health plan
                                       or a "new" Offeror in that "new" GSA for
                                       proposal submission requirement purposes?

87      52     Sect   #47--Amount      For the Performance Bond specifications it      This does mean termination date, and that
                D     of Performance   indicates that it must be effective for 15      clarification will be made in the document
                      Bond             months following the effective date of the      at a future date.
                                       contract...should this be 15 months from the
                                       termination date of the contract?

88      52     Sect   #47--Amount of   Will you allow one performance bond from        Yes.
                D     Performance      Yavapai County listing both Yavapai County
                      Bond             Long Term Care and the acute care program?

89      53     Sect   #49--            When does AHCCCSA anticipate making changes     OMC anticipates that the revised guide will
                D     Advances,        to the "AHCCCSA Reporting Guide for Acute       be available by May 2003. Please note that
                      Distribution,    Care Contractors"?                              reporting requirements will not change.
                      Loans and
                      Investments

90      53     Sect   #50--Financial   What is the AHCCCSA definition of               Cash or investments that can be converted to
                D     Viability        "liquid assets"?                                cash within 3 business days.
                      Standards/Perf
                      ormance
                      Guidelines

91      53-54  Sect   #50--Financial   How can AHCCCSA be assured that the positive    AHCCCSA monitors several areas of health plan
                D     Viability        financial performance of a health plan is not   operations to ensure that members are
                      Standards/Perf   the result of not providing all necessary       receiving appropriate services including,
                                       covered                                         types of member grievances for denied
                                                                                       services.
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
QUEST
 #R     PAGE   SECT     PARAGRAPH                        QUESTION                                       ANSWER
                      ormance          services, or limiting access to
                      Guidelines       sub-specialists, thereby causing the more
                                       expensive members to select another health
                                       plan?

92      54     Sect   #50--Financial   How many incumbent health plans in each of      Because this ratio varies from quarter to
                D     Viability        the past three (3) years have had Medical       quarter, several plans have had Medical
                      Standards/Perf   Expense Ratios of less than 85%?                Expense Ratios of less than 85% at various
                      ormance                                                          times.
                      Guidelines

93      54     Secti  #50--Financial   Provide clarification on what is meant by       Assets that are set aside on the balance
               on D   Viability        "on balance sheet" performance bond.            sheet for the stated purpose of a performance
                      Standards/Perf                                                   bond,
                      ormance

94      54     Sect   #51--Separate    Is it the intent of the separate                All lines of AHCCCS business must be included
                D     Incorporation    incorporation requirement that a separate       in one separate corporation--not separately
                                       corporation be established for various lines    incorporated. Separate reporting to AHCCCS
                                       of AHCCCSA business (i.e. Acute Care, ALTCS     for these lines of business will continue to
                                       and Health Care Group) or may these lines of    be required.
                                       AHCCCSA business be part of one corporate
                                       entity as long as separate mandated reporting
                                       can be done for each line of AHCCCSA business?

95      54     Sect   #50--Financial   What is AHCCCSA's intent in lowering the        Because successful medical management and the
        150     D     Viability        Medical Expense Ratio requirement to 80%?       implementation of disease management programs
                      Standards/Perf   Please explain the potential impacts on         can contribute to lower Medical Expense
                      ormance          capitation rates.                               Ratios, AHCCCSA felt that its Contractors
                      Guidelines                                                       should not be discouraged from pursuing these
                                                                                       managed care avenues by potential failure to
                                                                                       be in compliance with a financial standard.
                                                                                       This does not impact capitation rate
                                                                                       development.

96      55     Sect   #53--            Related to the reconciliation process for PPC   AHCCCSA will use the administrative
                D     Compensation     costs, what administration percentage does      percentage that is built into the capitation
                                       AHCCCSA intend to use in the reconciliation     rates. The policy will be updated to reflect
                                       calculation? In the PPC Reconciliation          the elimination of PPC reinsurance in the
                                       Policy, the calculation includes a reduction    future.
                                       for reinsurance. Should this not be deleted
                                       from the policy as explained in paragraph 58
                                       on page 58 of the RFP "Effective October 1,
                                       2003, AHCCCSA will no longer cover PPC
                                       inpatient expenses under the reinsurance
                                       program..." Or are there medical expenditures
                                       related to PPC members that still qualify for
                                       the reinsurance program?

97      55     Sect   #53--            Would "programmatic changes that affect         Yes, programmatic changes include all
                                                                                       service categories
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                      QUESTION                                              ANSWER
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
                 D   Compensation  reimbursement" include the anticipated                impacted due a prescription drug In the
                                   increase in in-patient stays or other                 event that prescription drugs are carved
                                   associated medical expenditures associated            out,
                                   with carve out of pharmacy benefit?
                                   Will AHCCCS be making adjustments in cap for          AHCCCS will factor in the increases to
                                   increase in malpractice insurance that is being       provider payments due to   malpractice
                                   passed on through increases in contract rates with    insurance premium increases.
                                   providers?

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98      55     Sect  #53--         In determining the various components of health       The encounter utilization reports have
                 D   Compensation  plan reimbursement, how will AHCCCSA take into        six months of CYE '02 data and financial
                                   account the significant trends that have occurred     data as reported by health plans have the
                                   since January 1, 2002? For example, population        full CYE '02 data. This data is used in the
                                   changes have increased medical costs.                 development of capitation rates. The
                                                                                         information contained in this data plus
                                                                                         adjustments for trend and program changes
                                                                                         should account for increased utilization.
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99      55     Sect  #53--         Given that C-section rates have increased to almost   The rate development will be based upon
                 D   Compensation  30% in the past 6 months, and are expected to         recent actual delivery experience.
                                   continue increasing due to malpractice                Information provided by current Contractors
                                   concerns and changing provider practices              will also be utilized in developing future
                                   (caused, among other things, by VBACs being           c-section/vaginal delivery percentages. It
                                   limited), how will AHCCCSA take into account          is anticipated that there will be an
                                   these factors in health plan capitation rate          increase to the assumed percentage of
                                   range development?                                    babies delivered by C-section.

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101     55     Sect  #53--         Given that AHCCCSA's historical rate increases        The first statement is subjective, and
                 D   Compensation  have been well below actual health plan and market    conflicts with the audited financial
                                   trends, how will future capitation rate               information OMC collects from its
                                   increases be developed? Will AHCCCSA adjust           contractors. [We also note with interest
                                   its capitation rate increases to a targeted           that the example chosen seems to conflict
                                   Medical Expense Ratio? For example, if the            with the first part of the question.] While
                                   average of all health plans' profitability is 5%,     health plan profitability is an important
                                   and expense trends are increasing at 8% annually,     input to rate-setting development, other
                                   then will AHCCCSA pass along to the health plans      factors must also be considered before
                                   8% or 3%?                                             reaching the conclusion rates are
                                                                                         actuarially sound.

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102     55     Sect  #53--         When will all reimbursement rates that Offerors are   AHCCCSA anticipates that the "set rates"
                 D   Compensation  not bidding on (by RFP instruction) be made           will be available by April 1, 2003.
                                   available to potential Offerors? (e.g. prior period
                                   coverage, hospital supplemental payments,
                                   HIV/AIDS supplemental payments, Title XIX Waiver
                                   Group capitation, Title XIX Waiver Group hospital
                                   supplemental payment etc.)
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                      QUESTION                                              ANSWER
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
103     55     Sect  #53--         Prior Period Coverage - Please explain AHCCCSA's      With the transition of the MNMI population
                 D   Compensation  rationale for discontinuing reinsurance for the PPC   to the Title XIX Waiver Group, very little
                                   population. Will AHCCCSA be taking this               reinsurance is paid through PPC. Therefore,
                                   circumstance into account when developing the PPC     it did not seem cost effective to maintain
                                   capitation rates being developed (that the Health     the large administrative burden that it
                                   plans are not bidding on)?                            puts on the agency. The small amount of
                                                                                         reinsurance paid for PPC claims will be
                                                                                         factored into the capitation rates.
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104     55     Sect  #53--         Prior Period Coverage - What is the rationale for     AHCCCSA believes that putting the PPC
                 D   Compensation  putting a retrospective period at risk, and on what   time period at risk will encourage health
                                   basis are AHCCCSA's actuaries developing rates for    plans to review claims for medical
                                   this program?                                         necessity.

                                                                                         AHCCCSA's actuaries will use actual claims
                                                                                         paid data from the reconciliations to
                                                                                         develop the capitation rates. Furthermore,
                                                                                         the rates are reconciled.
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105a    55     Sect  #53--         Prior Period Coverage - What assumptions regarding    The assumptions will be released with the
                 D   Compensation  length of enrollment, enrollee choice, and            capitation rates.
                                   utilization and cost trends have been made
                                   regarding this population?
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105b    55     Sect  #53--         Prior Period Coverage Reconciliation - Why is         AHCCCSA believes that putting the PPC time
                 D   Compensation  AHCCCSA putting the health plans at 2% risk when      period at risk will encourage health plans
                                   the health plans have no ability to manage this       to review claims for medical necessity.
                                   utilization and related costs? Please explain how
                                   this will be accomplished when current PPC            AHCCCSA has no evidence that the current
                                   capitation rates may not be adequate.                 PPC rate is not adequate.
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107     56     Sect  #53--         "Risk sharing for PPC reimbursement" - is the         Yes.
                 D   Compensation  elimination of reinsurance also factored into the rates?

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108     55     Sect  #53--         Since PPC rates are done by AHCCCS actuaries          Profit/loss is not build into capitation
                 D   Compensation  and not by the plans, what profit/loss did AHCCCS     rates. Mercer builds a 2.0% risk
                                   build in to the rate structure?                       contingency into the PPC rates.

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109     56     Sect  #53--         Please provide a detail definition of the services    Additional data will be distributed at the
                 D   Compensation  included in the delivery supplemental payment.        Offeror's Conference. Please refer to the
                                   Please provide detailed information on the DRGs,      service matrix for coding and service
                                   revenue codes, and CPT/HCPCS codes included in        category.
                                   the definition
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110     56     Sect  #53--         Please provide details on how the hospitalized        The hospital supplemental payment will be
                 D   Compensation  supplemental payment is calculated.                   calculated based on the costs of the first
                                                                                         hospitalization for members who were
                                                                                         hospitalized on the date of application.
                                                                                         Encounter data will be
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                      QUESTION                                              ANSWER
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
                                                                                         used to determine these costs.
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111     56     Sect  #53--         Title XIX Waiver Group Rates - Will the existing      AHCCCSA anticipates that it will continue
                 D   Compensation  member choice selection adjustment percentages        with the choice adjustment.
                                   remain in effect for Title XIX Waiver Group
                                   members, and will those ranges apply to both the      The TWG rates, including the hospitalized
                                   AHCCCSA Care and MED groups? What assumptions         supplemental payment, will be set by
                                   underlie the ranges assigned for capitation rate      Mercer. Rate ranges will not be developed
                                   adjustments. under this methodology?                  for this group. A risk corridor will be
                                                                                         built around these rates.
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112     56     Sect  #53--         Title XIX Waiver Group Rates - Will AHCCCSA           AHCCCS will provide the assumptions
                 D   Compensation  share its assumptions regarding development of the    regarding the development of the hospital
                                   hospital supplemental payment? Will AHCCCSA           supplemental payment at the time they are
                                   provide application dates to the health plans in      released.
                                   order to allow them to track the receivables for
                                   these payments?                                       No, AHCCCSA does not have the application
                                                                                         dates to provide.
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113     56     Sect  #53--         The RFP indicates that AHCCCSA may evaluate the       The analysis has not been completed. AHCCCS
                 D   Compensation  cost experience of choice members versus those        will continue to pursue this analysis.
                                   who are auto-assigned. Has AHCCCSA
                                   completed any such analysis, and will that
                                   analysis be shared with Offerors prior to
                                   the proposal due date?
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114     56     Sect  #53--         Delivery Supplement - What specific cost              An ad-hoc delivery report will be
                 D   Compensation  components comprise the delivery supplement           distributed to all potential contractors at
                                   payment? What period of time preceding and            the bidders' conference to be held on
                                   subsequent to the birth event should be included?     Friday February 21, 2003. The delivery
                                                                                         supplemental payment covers costs from six
                                                                                         months prior to the delivery date, the
                                                                                         actual delivery, and two months post
                                                                                         delivery. The offset in the CRCS should be
                                                                                         eight months of capitation for the member.
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115     57     Sect  #55--         If a member is hospitalized with a police guard,      If the member meets any of the following
                 D   Capitation    are they considered incarcerated? If not, please      criteria, they will be considered
                     Adjustments,  provide the definition that is used by AHCCCS to      incarcerated.
                     paragraph 2,  qualify a member as "incarcerated."
                     item b                                                              The following are considered inmates:
                                                                                             1.  an inmate in a DOC prisoner
                                                                                             2.  an inmate of a county, city or
                                                                                                 tribal jail
                                                                                             3.  an inmate of a prison or jail prior
                                                                                                 to conviction
                                                                                             4.  an inmate of a prison or jail prior
                                                                                                 to sentencing
                                                                                             5.  an inmate of a prison or jail who
                                                                                                 can leave prison or jail on work
                                                                                                 release or work furlough and must
                                                                                                 return at specific intervals
                                                                                             6.  an inmate of a prison or jail who
                                                                                                 can leave prison or jail on work
                                                                                                 release or work furlough and must
                                                                                                 return at specific intervals
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
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QUEST
#R      PAGE   SECT   PARAGRAPH                         QUESTION                                         ANSWER
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
                                                                                             7.  an inmate who receives outpatient
                                                                                                 medical services outside of the
                                                                                                 prison or jail setting.
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116     57     Sect  #56--             As contractors will be required to post           Contractors must post AHCCCS generated
                 D   Incentives, Use   clinical performance indicators on the Health     performance indicators. These will not be
                     of Website,       Plan web site, are these indicators AHCCCS        posted prior to receiving Contractor
                     last paragraph    generated numbers or health plan internal data?   feedback.

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117     57     Sect  #56--             Use of Web Site - Please confirm when this data   AHCCCS will inform the plans when this
                 D   Incentives, Use   must be posted to a health plan's web site.       information is required to be posted.
                     of Website,                                                         Available information will be posted in
                     last paragraph                                                      CYE '04.
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118     57     Sect  #56--             On what contract year will the clinical           As soon as reported by AHCCCS in 2005, for
                 D   Incentives, Use   performance indicator results be based to         Contract Year 10/1/03 through 9/30/04.
                     of Website,       adjust the auto-assignment algorithm? When
                     last paragraph    will these clinical performance indicator
                                       results be made available to the health plans?
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119     57     Sect  #56--             49. For prenatal care in the first trimester,     AHCCCS uses the HEDIS specifications for
                 D   Incentives, Use   what definition of "trimester" will be used in    definition of trimester. Healthy People
                     of Website,       calculating the performance measures that will    2010 is the benchmark. Further
                     last paragraph    impact the auto-assignment algorithm, and how     clarification will be forthcoming.
                                       will it be benchmarked? Examples to consider
                                       for clarification include: first time seen
                                       for this pregnancy, whether or not on
                                       AHCCCS; first time seen on AHCCCS, whether or
                                       not by current health plan or provider, and
                                       first time seen by current health plan or
                                       provider.
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120     58     Sect  #56--             Related to the incentive fund (it is understood   AHCCCSA is not considering a financial
                 D   Incentives        that the incentives would not take place until    incentive program at this time--but may
                                       after the CYE 9/30/04), however, what type and    in the future. Contractor input into the
                                       or amount of capitation is AHCCCSA considering    process will be solicited.
                                       retaining?
                                       AHCCCSA has previously discussed incorporating    Any amounts withheld from capitation would
                                       incentives and performance outcomes into the      be small enough so as to not impact the
                                       reimbursement to contractors but has not          actuarial soundness of the capitation
                                       previously implemented a process. How much        rates.
                                       input will AHCCCSA solicit from the contractors
                                       in developing incentives and/or the performance
                                       measured outcomes? If contractors are required
                                       to develop/submit actuarially sound capitation
                                       rates how can AHCCCSA retain a portion of the
                                       capitation
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
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QUEST
#R      PAGE   SECT   PARAGRAPH                         QUESTION                                         ANSWER
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
                                       for an incentive fund? Would this action cause
                                       the capitation rates to not be actuarially
                                       sound?
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121     58     Sect  #57--             Related to inpatient reinsurance and nursing      Please refer to the Reinsurance Claims
                 D   Reinsurance       facility service expenditures in lieu of          Processing Manual, Chapter 2, Section 2,
                                       hospitalization, can AHCCCSA be more specific     Chapter 3, Section 2, and Chapter 6,
                                       on what expenditures would qualify for            Section 4.
                                       reinsurance reimbursement as described in
                                       the RFP? The definition of what qualifies
                                       as "...provided in lieu of
                                       hospitalization..." has been an issue in
                                       the past.
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122     58     Sect  #57--             What are the reinsurance premiums in regards to   This will be published by the end of
                 D   Reinsurance       the reinsurance table on page 58?                 February.
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123     58     Sect  #65 Incentives    Incentive Fund - What performance measures does   AHCCCSA has not developed a methodology for
                 D                     AHCCCSA intend to use in administering the        the incentive fund at this time.
                                       Incentive Fund? Will such incentive fund
                                       measurements be linked to the
                                       accessibility and quality of covered
                                       services coordinated by the health plan,
                                       or to the Medical Expense Ratio?
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124     60     Sect  #57--             What does "certify" mean as it references         Per the BBA all encounter submissions must
                 D   Reinsurance       "verify and certify" encounters?                  be certified as accurate by the submitter.
                                                                                         OMC EPARS unit has issued a format for that
                                                                                         certification.
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125     61     Sect  # 57--            Please give a clearer explanation of              AHCCCS will not reimburse for penalties
                 D   Reinsurance,     "Pre-hearing  and/or hearing penalties             assessed to Contractors through
                     Reinsurance       discoverable during the review process            reinsurance. Contractors have sole
                     Audits, Audit     will not be reimbursed under                      financial responsibility for penalties that
                     Considerations    reinsurance."                                     are awarded through the grievance process.
                     , first
                     paragraph
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126     61     Sect  # 58--            Is CRS considered a third party?                  CRS meets the definition as a third party.
                 D   Coordination of                                                     However, this does not mean that this
                     Benefits,                                                           entire section applies appropriately to CRS
                     paragraph 2,                                                        coverage. Contractors are required to
                     Cost                                                                coordinate service with CRS per Paragraph
                     Avoidance                                                           10, page 22.

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127     61     Sect  # 58--            AHCCCSA is currently under procurement for        The new contractor will perform the same
                 D   Coordination of   a new TPL contractor. How will that new           functions as the current contractor.
                     Benefits,         contract's operations impact coordination of      Therefore, there are no financial impacts
                     paragraph 2,      services with AHCCCS health plans and what        anticipated.
                                       will be the financial
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23

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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
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
                     Cost           impacts of any contract changes to a health plan?
                     Avoidance
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 128     64    Sect  # 62--         This health plan is a part of a larger corporation;   Please refer to the answers for questions
               D     Corporate      this larger corporation has a defined Corporate       #53 and #54.
                     Compliance     Compliance Program and Officer. This Officer is
                                    located in Washington D.C.; This health plan
                                    additionally has a Fraud and Abuse Officer on site.
                                    This section appears to mingle the two together.
                                    Are we meeting the guideline if we have an Off-site
                                    Compliance Officer and Committee, if we have a
                                    local on site Fraud and Abuse officer?
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 129     65    Sect  #63--Records   "The Contractor shall preserve and make available     All member records, regardless of the age
               D     Retention      all records for a period of five years from the       of the member must be maintained and
                                    date of final payment under this contract."           available as delineated in this paragraph.

                                    As the statement does not differentiate for age,
                                    does the same limit apply to pediatric patient
                                    (< 21) records?
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 130     66    Sect  Page 66,       Upon request, the Contractor shall provide updated,   We do not anticipate that this information
               D     Section 64,    date-sensitive PCP assignments: Does AHCCCS           will be required in the upcoming contract
                     Data           anticipate requiring this during the upcoming         year.
                     Exchange       contract year? If so, when will the file layout be
                     Requirements,  provided?
                     first
                     paragraph
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 131     66    Sect  # 64, Data     Are security code/data transmissions already in       The security code/data transmissions have
               D     Exchange       effect with the AHCCCS VPN and PMMIS systems or is    been in effect with the AHCCCS VPN and
                     Requirements   this something new?                                   PMMIS systems since October of 2002.
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 132     66    Sect  # 64, Data     Does the Health Plan have to obtain a business        The AHCCCS Administration is not aware of
               D     Exchange       associate contract with AHCCCS for the release of     any covered functions that it performs on
                     Requirements   member information to AHCCCS under the HIPAA          behalf of Health Plans under this RFP that
                                    privacy standards?                                    would require the Health Plans to
                                                                                          consider the Administration to be a
                                                                                          business associate of the Health Plan.
                                                                                          Furthermore, it is the AHCCCS
                                                                                          Administration's position that neither
                                                                                          will Health Plans, under this RFP, be
                                                                                          required to perform covered functions on
                                                                                          behalf of the AHCCCS Administration that
                                                                                          would require the AHCCCS Administration to
                                                                                          consider the Health Plans to be business
                                                                                          associates of the AHCCCS
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Administration. Neither does the AHCCCS
                                                                                          Administration consider a business
                                                                                          associate agreement to be a prerequisite
                                                                                          for the exchange of protected health
                                                                                          information between health plans and the
                                                                                          AHCCCS Administration. For example,
                                                                                          covered entities may disclose protected
                                                                                          health information to another covered
                                                                                          entity for purposes of treatment, payment
                                                                                          or certain health care operations. See 45
                                                                                          CFR 164.506. There are also a number of
                                                                                          disclosures permitted by 45 CFR 164.512
                                                                                          that pertain to the relationship between
                                                                                          the health plans and the AHCCCS
                                                                                          Administration. Neither of these rules
                                                                                          mandates that a business associate
                                                                                          agreement be executed as a precondition
                                                                                          for disclosures pursuant to these rules.
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 133     66    Sect  # 64, Data     Do we need to state specifically in our notice of     It is the position of the AHCCCS
               D     Exchange       privacy practices that information can and will be    Administration that it falls within the
                     Requirements   released to AHCCCS for the purposes of oversight?     regulatory definition of a health
                                                                                          oversight agency as set forth at 45 CFR
                                                                                          164.501. The Privacy Rule, at 45 CFR
                                                                                          164.520(b)(ii)(B), requires that the
                                                                                          notice of privacy practices include a
                                                                                          description of the purposes for which a
                                                                                          covered entity is permitted to disclose
                                                                                          protected health information. Disclosures
                                                                                          for health oversight activities are
                                                                                          permitted by the rule. See 45 CFR
                                                                                          164.512(d). Determining the precise
                                                                                          contents of the contractor's notice of
                                                                                          privacy practices is the contractor's
                                                                                          responsibility. Any advice or direction
                                                                                          provided by the Administration is not
                                                                                          binding on the federal agency responsible
                                                                                          for enforcement of the HIPAA Privacy
                                                                                          requirements.
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 134     66    Sect  # 64, Data     Will AHCCCS have a notice of privacy practices that   Yes.
               D     Exchange       addresses sending information to the Health Plans?
                     Requirements
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 135     70    Sect  # 72--         When will the Sanctions policy be available?          The policy will be available prior to
               D     Sanctions                                                            October 1, 2003 in order to be in
                                                                                          compliance with the BBA. OMC will make
                                                                                          every effort to finalize it well in
                                                                                          advance of that date.
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 136     70    Sect  # 73--         When will the Business Continuity Plan policy be      A draft of the Business Continuity Plan
               D     Business       available?                                            Policy is in the bidder's library and on
                     Continuity                                                           the AHCCCS web site.
                     Plan
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 137     70    Sect  # 73--         When will draft AHCCCSA policies or AHCCCSA           These policies will all be posted on the
         70    D     Business       policies in revision as referenced in RFP be ready    web site when completed. Most of these are
                                                                                          currently posted there. It is the bidder's
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
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
        72-73        Continuity     and how will they be distributed? If not by           responsibility to regularly review the web
                     Plan           website, how will potential Offerors be notified?     site or physical bidder's library for
                                    (e.g. Sanctions policy; Current Health plan Change    updates.
                                    policy; Member Transition for Annual Enrollment
                                    Choice policy, Open Enrollment and Other Plan
                                    Changes, and Business Continuity Plan policy.)
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 138     71    Sect  #75--Pending   Relating to the inpatient pilot program, if           Yes.
               D     Legislative/   legislation is not enacted to extend the pilot
                     Other Issues   program in Maricopa and Pima counties beyond
                                    9/30/03, will AHCCCSA adjust the capitation rates
                                    it pays to contractors?
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 139     71    Sect  #75--Pending   When will all of the pending issues listed on page    AHCCCSA is unable to determine the exact
               D     Legislative/   71 of the RFP (e.g., transplants) be resolved and     date the pending issues will be resolved.
                     Other Issues   will those issues be resolved before the bid due      It is unlikely that they will be resolved
                                    date?                                                 prior to the bid submission due date.
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 140     71    Sect  #76--Balanced  What is the timeline for new or revised policies in   October 1, 2003
               D     Budget Act of  AMPM regarding Balanced budget Act of 1997
                     1997 (BBA)     (BBA)?
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 141     71    Sect  #76--Balanced  When will policies be completed regarding Special     October 1, 2003
               D     Budget Act of  Health care needs and Emergency Services
                     1997 (BBA)     according to BBA?
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 142     71    Sect  #75--Pending   Prescription Drugs - Has AHCCCSA or the               AHCCCSA is in the process of hiring a
               D     Legislative/   Governor's Office prepared a position or policy       consultant to determine if cost savings
                     Other Issues   paper that outlines the pros and cons of carving      can be achieved with carving out
                                    out pharmacy services from the AHCCCS program? If     prescription drugs from the Contractors.
                                    yes, when will this be made available to potential    The result of that study is anticipated to
                                    Offerors?                                             be finalized in the Summer of 2003. The
                                                                                          report should include both pros and cons
                                                                                          of a prescription drug carve out.
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 143     71    Sect  #75--Pending   Prescription Drugs - Given the complexity of a        If implemented, AHCCCSA anticipates that
               D     Legislative/   pharmacy services carve out, is the October 1, 2003   the prescription drug carve out would be
                     Other Issues   implementation date feasible?                         effective October 1, 2004.
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 144     71    Sect  #75--Pending   Prescription Drugs - How much in PMPM dollar          AHCCCSA is in the process of hiring a
               D     Legislative/   savings does AHCCCSA anticipate to realize if         consultant to determine the potential cost
                     Other Issues   pharmacy services are carved out from the health      savings of carving out prescription drug
                                    plans?                                                costs from the Contractors. The result of
                                                                                          that study is anticipated to be finalized
                                                                                          in the Summer of 2003. The report should
                                                                                          include both pros and cons of a
                                                                                          prescription drug carve out.
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 145     71    Sect  #75--Pending   Prescription Drugs - Will AHCCCSA implement           AHCCCSA does not anticipate implementing
               D     Legislative/   quantity limits per month and per prescription,       any additional type of quantity limit at
                     Other Issues   prescriptions per period of time and dosage limits    this time. Please refer to the AMPM,
                                    to                                                    Chapter 300 for current limits.
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26

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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    manage utilization problems that could affect
                                    medical costs? (Over-utilization of antibiotics
                                    causing resistance - a CDC effort is underway to
                                    address this problem as well as under-utilization
                                    of statins in diabetics and CAD, and asthma as
                                    mentioned above. Higher than recommended or safe
                                    doses result in adverse effects).
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 146     71    Sect  #75--Pending   Prescription Drugs - Will AHCCCSA identify and        PBM's have these types of edits and
               D     Legislative/   work with health plan case management to restrict     AHCCCSA expects that this information will
                     Other Issues   members to prevent drug-seeking behavior and help      be made available to the Contractors.
                                    them get proper treatment of their condition?
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 147     71    Sect  #75--Pending   Prescription Drugs - Will AHCCCSA provide the         Yes, AHCCCSA anticipates that real time
               D     Legislative/   health plans concurrent access to the pharmacy        data will be made available to its
                     Other Issues   database for their respective membership to               Contractors.
                                    allow them to do reviews that impact care plans,
                                    disease management, and health outcomes?
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 148     71    Sect  #75--Pending   Prescription Drugs - Will AHCCCSA assign              The responsibility will be shared by the
               D     Legislative/   responsibility to the PBM to perform all of the       PBM and the Contractors, not unlike the
                     Other Issues   management of these pharmacy issues? Will             current system. Yes there will be staff to
                                    AHCCCSA or the PBM hire staff to address health       coordinate the administration of the
                                    plan interests and data integration requirements?     program.
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 149     71    Sect  -  #75--       Prescription Drugs - In the event that pharmacy       The bidder should assume that all
               D        Pending     services are carved out of the AHCCCSA program,       outpatient pharmacy services will be
                        Legisl-     please delineate which drugs will be carved out.      carved out. Any of the listed drugs when
                        ative/      Examples include:                                     administered in an outpatient setting will
                        Other                                                             be carved out. If any of the listed drugs
                        Issues            - Injectables                                   are administered in an inpatient setting,
                                          - Enterals                                      then they are covered under the AHCCCS
                                          - Infusion drugs / Hemo factor                  tier per diem reimbursement. Prescriptions
                                          - Chemotherapy                                  administered in a Skilled Nursing Facility
                                          - Family Planning drugs                         will be carved out.
                                          - Pharmacy dispensed in a physician or
                                            hospital setting
                                          - Psychotropic drugs currently being provided
                                            by RBHAs
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 150     71    Sect  #75--Pending   Prescription Drugs - If injectables are not carved    Injectables will be carved out.
               D     Legislative/   out, will there be compensation to the plans for
                     Other Issues   the increased costs associated with obtaining them
                                    on the medical side? The discount obtained running
                                    them through the retail pharmacy benefit will be
                                    lost
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27

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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
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
                                    if they are not. (MC)
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 151     71    Sect  #75--Pending   Prescription Drugs - Will AHCCCSA carve out all       Yes, prescription drugs associated with
               D     Legislative/   transplant related therapy and manage the             transplants will be carved out, and the
                     Other Issues   coordination of benefits with Medicare?               PBM will be responsible for coordinating
                                                                                          benefits with Medicare.
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 152     71    Sect  #75--Pending   Prescription Drugs - Given certain members'           One prior authorization policy will be
               D     Legislative/   complex pharmacy regimens designed to control or      developed by AHCCCSA with input from its
                     Other Issues   improve chronic and costly medical conditions, how    Contractors.
                                    will AHCCCSA adjust capitation rates for such
                                    identified members' increased non-pharmacy            The plans should factor the impact of the
                                    utilization costs if pharmacy services are carved     prescription drug carve out to other
                                    out of the AHCCCS program? For example, what may be   service categories.
                                    the pharmacy prior authorization requirements that
                                    will need to be coordinated among the "statewide"
                                    pharmacy benefits manager and the health plans to
                                    achieve cost savings and consistency in application
                                    of clinical criteria?
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 153     71    Sect  #75--Pending   Prescription Drugs - If pharmacy management is        The Contractors will continue to receive
               D     Legislative/   carved out, what does AHCCCSA intend to do with       real time information that will permit
                     Other Issues   over-prescribing physicians? How will such issues     provider profiling. This will be the
                                    be coordinated with health plans? Will this data be   responsibility of the Contractor to
                                    made available by health plan?                        monitor.
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 154     71    Sect  #75--Pending   Prescription Drugs - If pharmacy management           All prescriptions will most likely be
               D     Legislative/   services are carved out, how will AHCCCSA deal        filled unless the pharmacy is not in the
                     Other Issues   with prescriptions for health plan members that       PBM's network.
                                    are written by physicians who are not contracted
                                    with the member's health plan?
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 155     71    Sect  #75--Pending   Prescription Drugs - Who will be responsible for      Both the Contractor and the PBM will be
               D     Legislative/   reporting and monitoring pharmacy fraud and abuse     responsible for monitoring fraud and abuse
                     Other Issues   issues?                                               issues.
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 156     71    Sect  #75--Pending   Prescription Drugs - Given federal Medicaid drug      CMS has recently interpreted the Medicaid
               D     Legislative/   rebate requirements and recent lawsuits limiting      Drug Rebate Prgram as permitting the use
                     Other Issues   the use of a formulary, how will AHCCCSA restrict     of a formulary that encourages management
                                    the usage of high cost and inappropriate              of the pharmacy benefit. States with
                                    pharmaceuticals?                                      formularies have recently prevailed in the
                                                                                          courts.
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 157     71    Sect  #75--Pending   Prescription Drugs - Rebates are based on             Noted. The study will address this
               D     Legislative/   increased utilization of brand name medications,      question.
                     Other Issues   not cost-effective management, thus resulting in
                                    higher cost of the pharmacy benefit. The logic of
                                    doing
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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
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
                                    this, to get back a greater percentage of rebate
                                    dollars, is flawed. If one is spending $100 to get
                                    back $4 (4%), and keeping generic utilization in
                                    the 60%-plus range, how would it benefit to treat
                                    the same condition for $200 to get back $36 (18%)
                                    and drive up the average cost per prescription,
                                    since the use of generics would most likely decline
                                    15-25 percentage points?
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 158     71    Sect  #75--Pending   Prescription Drugs - If AHCCCSA decides to carve      The study will address the question.
               D     Legislative/   out the pharmacy benefit, any gain from increased     Additionally, the Contractors will
                     Other Issues   rebates will be offset by increased health plan       continue to receive data as the currently
                                    costs (PMPM and $/Rx). The current requirements to    do from the PBM to perform the "back end"
                                    obtain Federal Rebates are contradictory to the       utilization management. Each plan must
                                    ability to manage over-, under- and mis-utilization   make its own determination of the impact
                                    of the pharmacy benefit and ultimately affect         that the prescription drug carve out will
                                    patient care in a positive manner. The carve out of   have to other service categories. AHCCCS'
                                    pharmacy services from the health plans could         actuaries have not made final
                                    result in misinformed decisions, increased            determinations of the impact to other
                                    hospitalizations, emergency room visits and           service categories.
                                    physician visits. What are the assumptions of
                                    AHCCCSA's actuaries regarding the impact on other
                                    health care costs if pharmacy management is carved
                                    out of the program?
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 159     71    Sect  #75--Pending   Prescription Drugs - If pharmacy management is        AHCCCS will work with its Contractors to
               D     Legislative/   carved out, how will AHCCCSA handle requests for      develop a prior authorization process for
                     Other Issues   non-formulary drugs?                                  non-formulary drugs.
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 160     71    Sect  #75--Pending   Prescription Drugs - Managing the pharmacy benefit    There will not be an open formulary. CMS
               D     Legislative/   at the health plan level with closed formularies      is flexible with the states in
                     Other Issues   allows for more effective case management,            establishing formularies that have
                                    concurrent review and disease management, to          effective management procedures.
                                    name a few activities that positively impact member
                                    health outcomes and reduce overall program costs.     There will be no impact to the capitation
                                    An open formulary focused on obtaining rebates will   rates for open or closed formularies.
                                    ultimately result in increased medical service and
                                    pharmacy costs, and hinder health plans' abilities
                                    to implement effective medical management programs
                                    that readily influence member behaviors and health
                                    outcomes. Will AHCCCSA be establishing an open or
                                    closed formulary? Will it be a uniform statewide
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29

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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
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
                                    formulary? What will be AHCCCSA's assumptions in
                                    developing health plan capitation rates for open
                                    and closed formularies?
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 161     71    Sect  #75--Pending   Prescription Drugs - One of the most effective ways   As mentioned previously, the Contractors
               D     Legislative/   to control pharmacy costs is to conduct academic      will receive data that will permit them to
                     Other Issues   detailing and profiling of physicians' prescribing    continue their provider profiling.
                                    behaviors. Who from AHCCCSA will be responsible for
                                    these initiatives? How will this information be
                                    conveyed to providers? How often?
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 162     71    Sect  #75--Pending   Prescription Drugs - With pharmacy services carved    These will continue to be included in the
               D     Legislative/   out of the AHCCCSA program, how does AHCCCSA intend   tier per diems. The rates will be adjusted
                     Other Issues   to address the issuance and payment of                as provided for in Arizona statute.
                                    prescriptions written in an inpatient setting that
                                    are reimbursed on a per diem basis? Will AHCCCS
                                    adjust facility tiered per diem rates?
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 163     71    Sect  #75--Pending   Prescription Drugs - With pharmacy services carved    This detail has not been worked out yet.
               D     Legislative/   out of the AHCCCS program, how does AHCCCSA
                     Other Issues   intend to handle prescriptions written in an
                                    emergency room? Will only short-term prescriptions
                                    be issued, with written instructions for the member
                                    to follow up with his/her PCP? How will the
                                    information about such prescriptions written in the
                                    emergency room be communicated/transmitted to the
                                    member's PCP? Which provider will be responsible
                                    for effecting such information transfers?
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 164     71    Sect  #75--Pending   Hospital Pilot Program - Even though AHCCCSA          Yes, AHCCCSA anticipates that the pilot
               D     Legislative/   instructs Offerors to bid as if this program is       will be extended.
                     Other Issues   extended beyond September 30, 2003, does
                                    AHCCCSA anticipate that such extension will
                                    actually occur? And what will be the impacts if the
                                    pilot program is not extended?
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 165     71    Sect  #76-- BBA      When is it anticipated that AHCCCSA's final           AHCCCSA will have that decision as soon as
               D                    decision regarding the BBA requirement to have an     possible. When a final decision is made.
                                    expedited hearing process through the State           Offerors will be informed immediately
                                    Medicaid agency be made available to potential        through the web site and in written form.
                                    Offerors?
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 166     72    Sect  #77--          Does agreement to participate in the HCG program      In the case of negligible differences
               D     Healthcare     provide any weight in award decisions for the acute   between two or more competing proposals
                     Group of       care program?                                         for a particular GSA, in the best interest
                                                                                          of the State, AHCCCSA may consider an
                                                                                          Offeror, who participates
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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                     Arizona                                                              satisfactorily in other lines of AHCCCS
                                                                                          business, as a factor in awarding the
                                                                                          contract.
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 167     89    Sect  Related Party  Are questions 1 & 2 specific to the health plans      These questions are specific to the
               G     Transactions   board and staff or do these questions relate to the   Offeror's board and staff.
                                    health plan's parent company?
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 168     90    Sect  Related Party  Furnishing of goods or services - does this include   Yes, this applies to payments made to
               G     Transactions   payments made to brother/sister organizations         related party organizations in the normal
                                    made in the normal course of business, i.e.,          course of business.
                                    payment to a hospital for inpatient services when
                                    the plan and hospital are owned by the same
                                    organization?
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 169     92    Sect                 Please define "AHCCCSA program" as to be used in      The AHCCCS acute care line of business.
               G                    the final column of this table? Is this meant to
                                    include responsibilities pertaining to other
                                    AHCCCSA programs as well, such as the ALTCS and
                                    Premium Sharing programs?
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 170     93    Sect                 What percentages/values will be assigned to each of   This information is not being shared with
               H                    the five scoring categories?                          Offerors.
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 171     93    Sect                 Can AHCCCSA define "negligible differences" in the    The definition is not being shared with
               H                    contents of the sentence, "In the case of             Offerors.
                                    negligible differences between two or more
                                    competing proposals for a particular GSA..."
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 172     93    Sect                 If a Letter of Intent (AHCCCSA mandated LOI format    Capitation rates will not be based on
               H                    for CYE 9/30/04 approved version) does not include    LOI's, but rather on historical cost and
                                    language to address the amount of reimbursement       utilization data provided by health plans.
                                    to be paid a provider for services rendered, how
                                    can the determination of a capitation rate based on   Historical experience with appropriate
                                    such LOI's be considered to be actuarially sound?     trends that are applied to the historical
                                    If CMS has mandated that all capitation rates be      data are sufficient to develop actuarially
                                    actuarially sound, how can AHCCCSA consider an LOI    sound capitation rates.
                                    with no negotiated fee schedule to have the same
                                    weight as fully executed contract?
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 173     94    Sect                 The RFP addresses the situation when an offeror       If the Offeror's bid is above the top of
               H                    submits a capitation bid below the actuarial rate     the rate range, AHCCCSA may elect to
                                    range, what will AHCCCSA do if the offeror's          initiate a BFO process to guide the bidder
                                    capitation bid is above the actuarial rate range?     into the rate range, or may set the rate
                                    Will                                                  at some point below the mid point of the
                                                                                          rate range. The exact  placement is
                                                                                          confidential.
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31

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
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QUEST
 #R     PAGE   SECT   PARAGRAPH                          QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    AHCCCSA place the offeror within the range and if
                                    so, at point within the range?
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 174     94    Sect                 What are the maximum and minimum number of            The scoring methodology for capitation
               H                    points possible for the capitation bids by GSA and    bids is proprietary and confidential.
                                    risk group? If a bid is between the minimum and
                                    maximum rate within the actuarial rate range, will
                                    points be awarded on a linear basis or some other
                                    method?
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 175     97    Sect                 Is AHCCCSA anticipating that Offerors will submit     No.
               H                    policies with their proposals? If yes, what
                                    policies are to be submitted in Offerors'
                                    proposals?
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176a     97    Sect                 In responding to questions presented in this          It is anticipated that the narrative will
               H                    section of the RFP, may potential Offerors provide    fully address the submission requirement.
                                    attachments that further illustrate their narrative   Only specified attachments may be included
                                    responses? Will such attachments be counted           per the submission instructions. The
                                    toward (i.e. included as part of) the three (3) or    narrative may include a description of
                                    five (5) page limit instructions?                     policies, handbooks, manuals, newsletters
                                                                                          or other documents, but the documents
                                                                                          should not be included in the submission
                                                                                          unless specifically requested.
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176b           Sect                 Please clarify the award of points for the            The first full paragraph on page 95 of the
               H                    extra credit submissions.                             RFP which begins, "The Offeror may submit
                                                                                          up to three programs/initiatives, ..."
                                                                                          should be changed to read, "There are a
                                                                                          specific number of points available for
                                                                                          each category. In order to receive the
                                                                                          full number of points available, an
                                                                                          initiative/program must be submitted for
                                                                                          each category. If multiple submissions in
                                                                                          a single category are received, they will
                                                                                          be considered one initiative/program.
                                                                                          Offerors should be aware that the points
                                                                                          earned through extra credit responses may
                                                                                          be significant enough to determine the
                                                                                          outcome of contract awards."
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 177     98    Sect I               May the bidders submit the provider network on a      Yes.
                                    CD as opposed to a 3.5" floppy disk?
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 178     98    Sect I               What is the intent of "network hospital?" Does this   Each hospital the bidder considers to be a
                                    include the hospitals that are listed in Attachment   part of the network, whether there is a
                                    B, or the hospitals for whom the contractor has       contract, LOI or not. Please note that in
                                    obtained a LOI?                                       Maricopa and Pima Counties where the Pilot
                                                                                          Program exists, Offerors are required to
                                                                                          have contracts or LOI's with hospitals.
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 179     98   Sect I                If the provider is currently contracted with our      A contract covering the participation of a
                                    long term care program, is he considered a provider   provider in the LTC program solely does
                                    currently contracted for purposes of this database?   not constitute a contract for the Acute
                                    If we have both a contract for LTC and a LOI for      Care program. The LOI should be reflected
                                    acute                                                 in the submission.
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32

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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE   SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    care, how do we indicate it?
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 180     98    Sect I               How would you like multiple addresses of providers    AHCCCS has successfully entered multiple
                                    entered in the database? If a provider has multiple   entries with the same ID number and had
                                    service addresses how do you wish us to list them     them accepted by Access 2000. Perhaps the
                                    by line item - the Access 2000 database will not      Offeror is using the primary key on the ID
                                    accept multiple entries of the same ID number, and    number. If this is the problem, removal
                                    we would need to modify the number somehow.           should allow acceptance. Or they may be
                                                                                          indexing and set their index to not accept
                                                                                          duplicates.
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 181     98    Sect I  Question 1   Should a printed copy of the Provider Network File    It is not necessary to submit a printed
                                    be submitted with the 3.5' disk? Due to size of the   copy. The file may be submitted on a CD.
                                    file can the Provider network File be submitted on    Three copies of the disk (CD) should be
                                    CD? How many copies of the disk (or CD) should be     submitted. Sorting of the data will be
                                    submitted with the response? Should the Provider      done after receipt of the file by AHCCCS.
                                    Network File be sorted by GSA and Provider Type?
                                    Please Clarify.
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 182     98    Sect I  Question 2   What format is required for the contracted            This information should be submitted on
                                    physicians who have admitting privileges to the       hard copy. There is no page limit. Please
                                    network hospitals? Is the response limited to three   sort by hospital with provider ID and
                                    pages? Are there preferred column formats and/or      name.
                                    length limit on data fields?
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 183     98    Sect I  Question 3   Is the response limited to three pages?               No.
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 184     98    Sect I               If the Plan does a group contract, do you need to     No. Proof of authority of signatory must
                                    have a letter of Intent for each provider/location    be available if requested.
                                    for a group practice?
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 185     98    Sect I               If the Plan has evergreen contracts with an existing  No.
                                    provider in a GSA they already occupy, do you have
                                    to have a Letter of Intent for those providers?
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 186     98    Sect I               If the Plan currently contracts with a provider in    There must be a contract or LOI that
                                    a specific county in which the Plan currently has     covers the pertinent GSA and time period.
                                    membership and that provider also services other
                                    counties, does the Plan need a LOI for counties in
                                    which the Plan is bidding but does not currently
                                    have membership? Or is the current contract for the
                                    county sufficient?
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 187     98    Sect I               Can potential Offerors submit their responses to      Yes.
                                    this question on a CD-ROM instead of floppy disks?
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 188     99    Sect I               When will the rates being calculated by AHCCCS for    AHCCCSA anticipates that the capitation
                                                                                          rates in question will be
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33

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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    PPC, HIV, T19, and HIFA be available? Are the         available April 1, 2003. Because the PPC
                                    bidders to include these rates in the projections     and TWG rates are reconciled, the Offeror
                                    they prepare or should they be carved out?            should estimate what their profitability
                                                                                          will be for the TWG and PPC experience
                                                                                          and build that into their financial
                                                                                          projections. For the HIFA parents, assume
                                                                                          a rate that is 10% greater than the
                                                                                          applicable TANF rates.
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 189    100   Sect I                How can AHCCCSA deem that the rate proposal           AHCCCSA will adjust the capitation rates
                                    includes the cost of administrative adjustments       after the pending items are resolved, if
                                    required during the term of the contract when of      necessary. Contractor feedback will be
                                    the financial impact of several major issues is       solicited.
                                    unknown and contingent on pending legislation? Is
                                    AHCCCSA prepared to adjust capitation rates and or
                                    the administrative component due the resolution of
                                    pending legislation?
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 190    100   Sect I  Capitation    "The offeror's rate proposal will be deemed by        Examples of administrative adjustments
                      Last          AHCCCSA to include the costs of administrative        include BBA costs, HIPAA costs, member ID
                      paragraph     adjustments required during the term of this          card costs, and the impact to
                      on page 100   contract.                                             administrative costs due to the carve out
                                                                                          of pharmacy (pharmacy bid only).
                                    Please define what is meant by "administrative
                                    adjustments."
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 191    101   Sect I                What does benchmarking Family Planning Services       The submission requirement regarding
                                    mean?                                                 Family Planning has been modified.
                                                                                          Benchmarking is deleted as a submission
                                                                                          requirement.
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 192    101   Sect I                Will AHCCCS have goals and benchmarks set as in       None are planned at this time.
                                    the performance standards as relates to Family
                                    Planning services?
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 193    101   Sect I                Please define "other hard to reach populations."      The health plan should define this based
                                                                                          upon the geographic areas served.
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 194    102   Sect I                How far back should I go to indicate an average       Please use the last complete contract
                                    speed for resolution? (the last quarter, last         year.
                                    contract year, calendar year)
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 195    103   Sect I  Grievance     This item asks for both a flowchart and a written     The narrative should be three pages; the
                      and Appeals   description of the grievance and appeals process.     flow chart should not be included in the
                                    Due to the many contingencies of the grievance and    3 page limit.
                                    appeal process, may responses include the requested
                                    flowchart as an attachment to the three- page
                                    response? Or is the flowchart to be included within
                                    the three-page response?
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34

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
196     103   Sect I  Question 36   Requests a description of the grievance and appeal    No. With the new Balanced Budget Act
                                    process, including "both the informal and formal      regulations, there is no mandated informal
                                    processes."--is there a mandated informal process     process. We are amending the submission
                                    and if so what are the parameters given the           requirement to: Provide a flow chart and
                                    administrative code and the process set forth in      written description of the grievance and
                                    Attachment H?                                         appeals processes; include general
                                                                                          timeframes. Identify the staff that will
                                                                                          be involved at each phase and provide
                                                                                          their qualifications. (Limit 3 pages plus
                                                                                          a flowchart)
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197     103   Sect I                Is this "informal" process the expedited appeal       Please refer to the answer in question
                                    process in response to the Notice of Action           # 196.
                                    described in Attachment H, or some part of that
                                    process?
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198     103   Sect I  Question 40.  How must this requirement be met for a new offeror?   A new Offeror, currently acting as an MCO,
                                    As a current LTC PC, must we submit claims aging      must submit their claims aging for the
                                    data from our LTC program?                            current line of business used throughout
                                                                                          the submission.
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199     103   Sect I  Question 40   What format is required for the claims aging          This bid submission requirement is
                                    report - detail or summary?                           eliminated.
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        104                         The health plan compiles quarterly financial          Yes. Please provide the Balance Sheet and
                                    information for AHCCCS. Will a copy of the            Income Statement, and notes to financial
                                    quarterly financial statements submitted to AHCCCS    statements.
                                    meet this requirement? If yes, which schedules
                                    should be submitted? If no, please provide more
                                    details as to what specific financial schedules are
                                    required.
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200     104   Sect I                In answering the questions in Section I of the bid,   Only submit financial statements assuming
                                    specifically financial forecasts (items #48) and      the prescription drug benefit remains the
                                    financial viability calculations (item #49), how      responsibility of the Contractor.
                                    should the offeror incorporate the fact that;
                                    capitation rates have to be submitted with and        AHCCCSA anticipates that the capitation
                                    without (carved out) the pharmacy component, and      rates in question will be available April
                                    capitation rates for  several risk groups are         1, 2003. Because the PPC and TWG rates are
                                    unknown and will be set by AHCCCSA? These items       reconciled, the Offeror should estimate
                                    will have a direct impact on an offeror's             what their profitability will be for the
                                    forecasted financial results.                         TWG and PPC experience and build that into
                                                                                          their financial projections. For the HIFA
                                                                                          parents, assume a rate that is 10% greater
                                                                                          than the applicable TANF rates.
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201     104   Sect I  Question 52   Can programs initiated prior to 10/1/2003 be used     Yes, programs initiated and expected to
                                    for extra credit? Is the total page limit for the     continue in the new contract period may be
                                    response 9 pages (limit of three programs/            submitted for extra credit. The total page
                                    initiatives/limit of three pages each) plus the       limit is 9 pages, a limit of 3 per
                                    timeline for each program/initiative? Please          program/initiative. The timelines are in
                                    clarify.                                              addition to the 9 pages.
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202     104   Sect I                The RFP calls for financial forecasts in "at least    No--just the Balance Sheet and Income
                                    the                                                   Statement and notes to
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35

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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    level of detail specified for annual audited          the financial statements. This information
                                    financial statements". Does this mean that            should be statewide rather than by county
                                    we need to submit the income statement at the risk    or GSA.
                                    code category level as well as a combined income
                                    statement for the entire county?
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203     104   Sect I                We are preparing two sets of capitation rates, one    No--just one assuming that the
                                    with and one without prescriptions. Do we need to     prescription drug benefit remains the
                                    prepare two sets of financial projections also?       responsibility of the Contractors.
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205     104   Sect I                Will AHCCCS determine which set of capitation         The Offeror should use the capitation
                                    rates we should use in our projections?               rates that assume prescription drug will
                                                                                          continue to be the responsibility of the
                                                                                          health plans in their projections.
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206     104   Sect I                Who is considered to be within "community             The entities mentioned could be considered
                                    involvement"? Members, Agencies, Community            a part of the community, but community is
                                    Providers, Hospitals, etc.                            not limited to these entities.
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207     104   Sect I                Please clarify whether the entire response to this    Please refer to the answer to question
                                    section is three (3) pages maximum or three (3)       #104.
                                    pages maximum per each initiative selected?
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208     105   Sect I                What would cause AHCCCSA to not have a Best           BFOs can be time consuming and resource
                                    and Final Offer (BFO) process?                        intensive for both the state, as well as
                                                                                          the bidders. If the initial bids for a
                                                                                          given GSA fall generally within the
                                                                                          established rate ranges, the state has
                                                                                          reserved the right to finish scoring the
                                                                                          proposals and to make tentative awards.
                                                                                          Rate offers to the successful bidders
                                                                                          would then be made to the extent necessary
                                                                                          to ensure all rates fall within the
                                                                                          established rate ranges.
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209     106   Sect I                Capitation Rates Offered after BFOs - Please          Yes.
                                    further clarify the following, "At this point,
                                    should the Offeror have a rate code(s) without an
                                    accepted capitation rate, AHCCCSA shall offer a
                                    capitation rate to the Offeror. Note that all rates
                                    offered in this manner shall be identical for all
                                    Offerors in the same GSA and rate code." Please
                                    further clarify the meaning of "all Offerors" in
                                    this context. Is this only to be applied to those
                                    Offerors not having acceptable rates?
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210     107   Sect I                In the RFP amendments about Pima/Santa Cruz, 5        The Offeror must submit a bid for the
                                    contracts will be awarded in Pima but only 2 will     entire GSA. Capitation scoring will be
                                    get Santa Cruz County. When bidding in Santa Cruz     based upon the blended capitation rate.
                                    Co., should we bid as blended rates or separate per   After all RFP scoring is completed, the
                                                                                          two bidders with the highest overall
                                                                                          scores will receive an award for both Pima
                                                                                          and Santa Cruz
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36


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    county?                                               counties. The next highest scorers will
                                                                                          receive an award in Pima County only. The
                                                                                          Pima County only Contractors will be
                                                                                          offered a rate that is their bidded rate
                                                                                          for both counties as adjusted based upon a
                                                                                          percentage difference between the risk of
                                                                                          the two counties combined and Pima County
                                                                                          only as determined by Mercer. If the Pima
                                                                                          County awardee does not accept the offered
                                                                                          rate, then the next highest scorer will be
                                                                                          offered a rate until all available
                                                                                          Contractor slots are awarded.
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211     109   Sect I                Will all Bidders Library items be posted on           It is AHCCCSA's intention to have
                                    AHCCCSA's web site? If not, how will potential        virtually all bidders' items posted on the
                                    Offerors be notified that new materials are           web site. Potential Offerors should review
                                    available in the Bidders Library?                     the web site on a regular basis to
                                                                                          receive updates.
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212     115   Attach                In terms of assessing and evaluating a health         This information is not being shared with
                B                   plan's network of providers, are PCPs, dentists,      bidders.
                                    pharmacies, hospitals and specialty care providers
                                    all assessed equally? If not, how are they assessed
                                    or evaluated in the scoring process? How are
                                    ancillary providers assessed or evaluated in the
                                    scoring process?
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213           Attach                Please clarify this statement - "if outpatient        Contracted providers able to deliver these
                B                   specialty services (OB, family planning, internal     specialty services, should be available in
                                    medicine and pediatrics) are not included in the      the service sites specified. If the
                                    primary care provider contract, at least one          services are not available, this
                                    subcontract is required for each of these             information should be included in the
                                    specialties in the service sites specified."          Network Development and Management plan,
                                                                                          along with the steps to be taken to
                                                                                          provide the services to members.
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214     115   Attach  Instructions  May a prospective bidder include in their floppy      We do not believe that a provider is a
                B                   disk containing their provider network, an existing   member of an Offeror's network, when they
                                    network developed for a line of business other than   are unaware of this fact. In order for a
                                    AHCCCS? Would the prospective bidder be required      contract to be considered for a submitted
                                    to notify the providers that make up that network     provider it must contain all required
                                    of the intent to include them in their proposal to    components.
                                    meet the minimum network standards for that GSA? If
                                    so, if they're current contracts do not contain the
                                    AHCCCSA minimum subcontract provisions can they be
                                    considered "contracted" for the AHCCCS line of
                                    business?
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37


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
215     119   Attach                Will AHCCCSA waive pharmacy minimum network           Please be aware that a slash mark (/)
        120     B                   standard requirements for the following communities   between two geographic service sites,
        124                         that currently do not have a pharmacy: Ash Fork       indicates that the service must be
                                    (GSA 4), Carefree (GSA 12), Seligman (GSA 4) and      available in at least one of the sites.
                                    San Luis (GSA 2)?                                     The GSA 2 service site list for pharmacies
                                                                                          should read San Luis/Somerton. With this
                                                                                          correction there are pharmacies in these
                                                                                          sites.
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216     125   Attach  Map           For GSA 14, the map indicates that PCP, Dentists      Please refer to the answer to question
                B                   and Pharmacies are a minimum requirement for both     #215.
                                    Morenci and Clifton. However, the list on the left
                                    side of the page indicates that Morenci and Clifton
                                    are together. Are Clifton and Morenci considered
                                    one in the same for this requirement, or do you
                                    need these services in both cities?
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217           Attach                Page 49 states, "all counties except Maricopa and     It is required that the Offeror have
                B                   Pima contractor is encouraged to obtain               either contracts or LOIs with physicians
                                    subcontracts with hospital" and Attachment B lists    with admitting privileges to hospitals in
                                    hospitals a minimum network requirement in all        the Offerors network. Offerors are
                                    counties. Is it required or encourages to obtain      encouraged to contract with hospitals.
                                    and LOI in counties other than Maricopa and Pima in
                                    order to meet minimum network requirements?
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218a    126   Attach  Instructions  Could AHCCCSA further define or add additional        A Management Services Subcontractor is
                C                   clarity to what it considers "any administrative      defined in the opening paragraph of
                                    function or service for the Contractor" as it         Attachment C. For purposes of responding
                                    relates to the term "Management Services              to the RFP, the subcontractor is an
                                    Subcontractor"? For example, would our PBM and        individual or firm who is responsible for
                                    GACCP (Credentialing Primary Source Verification)     day today operations of the health plan.
                                    be considered Management Services Subcontractors?
------------------------------------------------------------------------------------------------------------------------------------
218b    126   Attach  Instructions  Page 126, Attachment C, Management Services           For purposes of Attachment C, the opening
                C                   Subcontractor Statements. Based upon the              definition is applicable. Therefore, data
                                    answers to the Bidders' questions released at the     information systems, PBM, etc. are not
                                    Bidders' Conference and the feedback from the past    included. However, clarification for which
                                    two years' Operational and Financial Reviews,         sub contractors require and audit
                                    there seems to be conflicting definitions and         submission will be clarified in the
                                    interpretations around management services            revised acute care reporting guide.
                                    subcontractors. Based on OFR feedback, we believe
                                    that subcontractors for services such as data
                                    information systems, pharmacy benefit managers
                                    (PBM), management services and any other
                                    organization to which day-to-day operations are
                                    delegated (such as recoveries and clinical
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38


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    evaluations) are required to complete a management
                                    services subcontractor statement. Please clarify.
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219     126   Attach                Attachment C is not included on the Offeror's         Yes.
                C                   Checklist. For submission purposes, should
                                    Attachment C be submitted following completion of
                                    Section G in General Matters?
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220     126   Attach                Please provide additional examples of what            See answer to #218 above.
                C                   Constitutes a "Management Services
                                    Subcontractor".
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221     126   Attach                Please identify whether the following meets the       None of these listed meet the requirement.
                C                   requirement for a management services subcontract:

                                    1. Organization which coordinates purchasing of
                                       health insurance for health plan employees

                                    2. Organization which coordinates purchasing of
                                       other insurance (such as liability) for the
                                       health plan

                                    3. organization which manages the health plan's
                                       data center operations but does not have
                                       decision making authority in areas such as
                                       methodology for claims processing, authorization
                                       processing, etc.; it would, however, be involved
                                       in implementing changes to the health plan's
                                       information systems based on direction by health
                                       plan employees

                                    4. provides legal services to the health plan

                                    5. acts as the Human Resources/Payroll department
                                       for the health plan to assist with hiring,
                                       addressing employee questions regarding
                                       benefits, processing payroll, etc.

                                    Would any of the answers to the above be different
                                    if the services were provided by a related party?
                                    If yes, which ones and why?
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222     126   Attach                Most of the current AHCCCS plans are owned by         These would not qualify.
                C                   larger organizations which provide some
                                    administrative services to the health plans, but
                                    are not actively involved in the normal operations
                                    of the
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39


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    plan. In this case, would a management services
                                    subcontract be required between the health plan and
                                    its parent company?
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223     126   Attach                Does AHCCCS consider a Pharmacy Benefit               No.
                C                   Manager contract, which has as one of the
                                    contractual responsibilities, the processing of
                                    retail pharmacy claims, a Management Service
                                    Subcontractor?
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224     126   Attach                Does a specialty provider delegated for limited       More information is needed.
                C                   prior auth, i.e. approvals only, qualify as a
                                    management services contract?
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225     126   Attach                Is Medifax EDI considered a Management Services       No.
                C                   Subcontractor? They provide electronic claims
                                    clearinghouse and member eligibility verification
                                    services.
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226     126   Attach                Management Services Subcontractor Statement -         Any organization that is hired by a parent
                C                   Please clarify which subcontractors AHCCCSA           company to run the operations of the
                                    anticipates to be included with an Offeror's          health plan. A subcontractor that provides
                                    proposal?                                             all of the operations of a medical
                                                                                          service, i.e. family planning services.
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227     127   Attach                Management Services Subcontractor Statement--Is       No.
                C                   this required on an LOI provider?
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228     129   Attach                Will a copy of the organization's most recent Form    The two most recent audited financial
                C                   10-K be acceptable in lieu of a copy of the audited   statements must be included. If the 2002
                                    financial statements?                                 has not been completed, then please submit
                                                                                          the most recent 10-K for 2002.
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229     132   Attach                In a group practice - does each physician need a      Please refer to the answer to question
               D(1)                 separate LOI or can a group administrator sign for    # 184.
                                    all physicians within group?
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230a    138   Attach                If a provider is in the process of obtaining an       The provider ID field should be filled
               D(2)                 AHCCCS ID number, how should they be reported         with zeros.
                                    on the LOI file?
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230b    138   Attach                Page 138, Attachment D(2), Service Provider Name -    Q1. The plan should give AHCCCS the
               D(2)                 If an individual provider has a last name which is    hyphenated name without spaces
                                                                                          (Smith-Jones).
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
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QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    hyphenated, how should the name be listed?            Q2. For this submission, it is not
                                    Example: Smith-Jones/John A. (hyphen without          necessary to match the name with the
                                    spaces); Smith - Jones/John A. (hyphen                AHCCCS Provider File. However, the health
                                    with spaces); SmithJones/John A. (without hyphen or   plan may do so if they wish.
                                    spaces). Please clarify.

                                    Page 138, Attachment D(2), Service Provider Name -
                                    Should the Plan try to match first names to the
                                    AHCCCS Provider File registered name even though
                                    the provider may utilize a different name? Example:
                                    AHCCCS Provider File list the provider's name as
                                    Charles G. Jones; the physician actually goes by
                                    his middle name and APIPA has him registered as C.
                                    George Jones, or should the name be listed as
                                    Charles George Jones? Please clarify.
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231     150   Attach                For Pima and Santa Cruz - in that not all             The Offeror must submit a bid for the
                E                   contractors who receive an award for the GSA will     entire GSA. Capitation scoring will be
                                    be active in Santa Cruz County, should the rates      based upon the blended capitation rate.
                                    be bid as a blended rate or as stand-alone rates      After all RFP scoring is completed, the
                                    for each county?                                      two bidders with the highest overall
                                                                                          scores will receive an award for both Pima
                                                                                          and Santa Cruz counties. The next highest
                                                                                          scorers will receive an award in Pima
                                                                                          County only. The Pima County only
                                                                                          Contractors will be offered a rate that
                                                                                          is their bidded rate for both counties
                                                                                          as adjusted based upon a percentage
                                                                                          difference between the risk of the two
                                                                                          counties combined and Pima County only as
                                                                                          determined by Mercer. If the Pima County
                                                                                          awardee does not accept the offered rate,
                                                                                          then the next highest scorer will be
                                                                                          offered a rate until all available
                                                                                          Contractor slots are awarded.
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232     150   Attach                Is AHCCCS providing any alternatives to the Web       OMC has received many assurances from ISD
                E                   Based Capitation Rate Proposal should the web site    that the web traffic will not prevent
                                    being down? What assurances is AHCCCS providing       bidders from completing their bids via
                                    that its web site will be up and accessible and       the web application. Offerer's are
                                    that the response time will not be compromised when   required  to submit a hard copy of their
                                    a significant number of Contractors might be          bids that will be used as back up should
                                    attempting to access it at the same time?             the web application fail.
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233     150   Attach                What will be the recourse for material errors and     Material errors and omissions would be
                E                   omissions in the development of rate ranges by        disclosed and corrected. To the extent
                                                                                          rate ranges were modified, awarded rates
                                                                                          would be
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41


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                    AHCCCSA? Errors or omissions may be identified        adjusted by the same percentage(s). Beyond
                                    by the health plans, AHCCCSA or AHCCCSA's             that, it would depend on the nature of
                                    actuary. Furthermore, what is the recourse if the     CMS' concerns. As long as the covered
                                    development of the rate ranges does not meet with     services and populations in the contracts
                                    CMS' approval subsequent or concurrently to the bid   have not changed, the rates would probably
                                    process?                                              stand. The bidder's actuary would have
                                                                                          already certified that the rates were
                                                                                          actuarially sound for the bidder, and
                                                                                          AHCCCS' actuaries will have done the same
                                                                                          for the rate ranges. Issues related to
                                                                                          federal match or CMS requirements for
                                                                                          documentation should not affect the acute
                                                                                          care contracts.
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234     150   Attach                Please explain AHCCCSA's decision to not use a        Refer to question 1. The rate setting
                E                   diagnostic-based risk adjuster, given that CMS        methodology is in compliance with CMS
                                    lists it as a requirement to actuarially sound        regulations.
                                    rates, and explain why it is not applicable if
                                    omitted.
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235     150   Attach                Please explain the methodology that will be used to      a. The state's reimbursement schedules,
                E                   develop the upper and lower bounds of the                and the health plan paid amounts.
                                    capitation rate ranges.
                                                                                             b. The inpatient component of the
                                      - a. What fee schedule assumptions will be             capitation rate is based upon cost and
                                      used to price encounter data for the upper and         utilization information from health
                                      lower bounds of the rate range?                        plan reported encounters and
                                                                                             financials. AHCCCS will inflate the
                                      - b. What percentage of the Medicaid Fee               component by the inflation used for the
                                      schedule will be used for inpatient given that         tier per diems for 10/1/03.
                                      AHCCCSA states that the average reimbursement is
                                      97% in their most recently submitted budget            c. The PMPM assumptions will closely
                                      to the JLBC?                                           match the blended experience of the
                                                                                             current contractors, adjusted for
                                      - c. What are the assumptions related to the           trends and changes in approved drugs.
                                      average dispensing fees, AWP, and rebate
                                      assumptions for retail pharmacy?                       d. Rate ranges will be established for
                                                                                             3 different zones, or groupings of
                                      - d. What percentage of the fee schedule will be       counties, based on the encounters
                                      assumed in rural counties where contracting            priced out by the health plan paid
                                      requires payments that exceed the AHCCCSA              amounts. This should reflect health
                                      fee schedules?                                         plans' contracting issues as closely as
                                                                                             possible. This pricing of encounters by
                                      - e. How will outpatient encounters be priced          health plan paid amounts has been
                                      given that plans must contract at a percentage         cross-walked against their audited
                                      of billed charges at multiple facilities?              financial experience for 3 years.

                                      - f. What assumptions were made for pricing            e. For clarification, health plans are
                                      encounters for typically sub-capitated costs           not required to contract at a
                                      such as PCP, laboratory and DME, regarding             percentage of billed charges. Health
                                      under-submission of encounter data by the              plan paid amount is used for pricing.
                                      providers?
                                                                                             f. As discussed in the data supplement,
                                       - g. What administrative component will be            subcapitated encounters, if no value
                                                                                             is assigned by the health plan, will be
                                                                                             priced at the AHCCCS FFS schedule.

                                                                                             g. The Offerors should bid what they
                                                                                             expect their administration component
                                                                                             to be.

                                                                                             h. !0/1/99-3/31/02
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
------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                      priced into the upper and lower bound of the rate
                                      range?

                                      - h. What time periods are the State's actuary
                                      using as their base rate assumptions? What time
                                      period(s) will AHCCCSA use as its base for
                                      developing the rate ranges? If this varies by GSA
                                      or rate cell, please provide to potential
                                      Offerors.
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236     150   Attach                Will AHCCCSA share its trend assumptions with         Trends assumptions used to develop the
                E                   Offerors? How do the 5% trend assumptions in the      State Legislative budget were their own
                                    State Legislative budget for the AHCCCS program       best estimates. AHCCCSA's actuaries will
                                    relate to this process?                               make their own trend estimates.
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237     150   Attach                When will AHCCCSA make available information          Information is provided in Section B of
                E                   regarding program changes?                            the data supplement. Potential contractors
                                                                                          will be made aware of any additional
                                                                                          program changes, as they become available.
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238     150   Attach                How will financial data be used given changes in      Financial statements are revised and
                E                   reserves for other prior period adjustments that      restated for adjustments, and are audited
                                    skew actual results? For instance, if a health plan   on a periodic basis. Financials represent
                                    releases reserves or recognizes revenue from older    one supplemental data source used in the
                                    periods, the health plan's experience will look       development of actuarially sound rates.
                                    more favorable than their "run rate" for that         These revised financial statements are not
                                    period.                                               provided in the data supplement.
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239     150   Attach                If the Legislature eliminates eligibility groups      Any material change within a rate cell,
                E                   (e.g., KidsCare, HIFA parents), will AHCCCSA adjust   such as the elimination of one subset of
                                    the capitation rates, given that the prospective      a category of aid will be adjusted for in
                                    bidders are bidding rates assuming continued          the capitation rates.
                                    coverage of all groups? And if so, how will the
                                    adjustment be  made? If adjustments are made in the   The Offeror should assume that all current
                                    rates, how will this impact the algorithm?            eligibility groups will continue to exist
                                                                                          in CYE '04.
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240     151   Attach                Since the Web application for submitting capitation   Yes. A presentation of the web site will
                E                   rates has not been issued yet, will offerors have     be forthcoming at the bidder's conference.
                                    the opportunity to formally ask questions and
                                    receive responses after the February 14, 2003         A second set of technical questions will
                                    deadline to submit questions?                         be issued by AHCCCSA by due March 7, 2003.
------------------------------------------------------------------------------------------------------------------------------------
241     153   Attach                Please describe what the health plans will be         Contractor submitted pharmacy encounters
                F                   required to report on the newly required              are still the "official" documentation for
                                    "Prescription Drug Utilization Report"?               AHCCCS. However, contractors will be
                                                                                          asked to provide standard monthly
                                                                                          production reports of aggregate pharmacy
                                                                                          cost and utilization data in a mutually
                                                                                          agreeable format.
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43


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R     PAGE  SECT    PARAGRAPH                         QUESTION                                           ANSWER
------------------------------------------------------------------------------------------------------------------------------------
242     157   Attach                Is the "Notice of Action" considered the same as an   42 CFR 438.404 delineates Notice of Action
                H                   initial organization determination? Also, normally,   requirements. State statute ARS Section
                                    a member has 60 days following an adverse action to   36-2903.01 specifies a 60-day timeframe
                                    file an appeal. The timeframe listed in this          for filing non claim related grievances.
                                    section of the RFP is different. Has this timeframe   However, the BBA provisions have will have
                                    changed and, if so, when?                             a major impact on the existing AHCCCS/
                                                                                          Contractor grievance process. These
                                                                                          changes shall be communicated through
                                                                                          regulation and/or formal policy.
------------------------------------------------------------------------------------------------------------------------------------
243     157   Attach                It refers to the Notice of Action and the             The BBA regulations require that notice be
                H                   situations in which that must be generated,           given enrollees for denial of payment, in
                                    including notice to members when a claim is           whole or in part. Expedited resolution of
                                    denied--does this mandate and EOB to be sent          an appeal applies to situations when
                                    to a member? If it does, can the member ask for       taking the time for standard resolution
                                    an expedited appeal in that situation?                could seriously jeopardize the enrollee's
                                                                                          life or health or ability to attain,
                                                                                          maintain, or regain maximum function. It
                                                                                          does not appear that appeals of this
                                                                                          nature would satisfy the criteria for
                                                                                          expedited resolution. Moreover, it is
                                                                                          anticipated that most of these appeals
                                                                                          will be withdrawn once the MCO explains to
                                                                                          the enrollee, as part of its resolution
                                                                                          process, that the enrollee will not be not
                                                                                          financially responsible for payment.
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244     157   Attach                It refers to a "standard appeal"--what is this? A     42 CFR 438.408 delineates requirements for
                H                   non-expedited appeal as described in previous         standard and expedited resolution of
                                    paragraphs? A grievance as set forth in the current   appeals. The existing AHCCCS/Contractor
                                    administrative code? If it is the latter, are the     grievance process will be amended to
                                    timeframes for response changed from 30 days to 45    ensure compliance with the BBA provisions.
                                    days with extension of 2 weeks without member         These changes will be communicated through
                                    agreement, but only notice?                           regulation, contract, and/or formal
                                                                                          policy.
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245     157   Attach                Are there member grievances as previously provided    Attachments H(1) and H(2) have been
                H                   for in the administrative code? If so, under what     written to incorporate all required
                                    circumstances, and what rules, etc applies?           changes due to the BBA. This attachment
                                                                                          prevails over rule and statute effective
                                                                                          October 1, 2003.
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246     157   Attach                Is the process of requesting a "fair hearing" the     Attachments H(1) and H(2) have been
                H                   same as the current process of appealing a decision   written to incorporate all required
                                    from a member grievance? Does this still exist in     changes due to the BBA. This attachment
                                    its current form, and if so, under what               prevails over rule and statute effective
                                    circumstances?                                        October 1, 2003.
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247     157   Attach                Can a member appeal from the process set forth in     As in the current scheme, a member may
                H                   Attachment H (either standard or expedited), beyond   file a Petition for Judicial Review in
                                    the fair hearing process or is that the full and      Superior Court.
                                    final process?
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248     157   Attach                Attachment H provides that the enrollee is to be      The 20/90 day requirement for appealing a
                H                   given no less than 20 days and no more than 90        Contractor Notice of Action is delineated
                                                                                          in 42 CFR 438.402 and applies to both
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44

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QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                   days from date of Notice of Action to      expedited and standard appeals.
                                                   file an appeal--does this apply to
                                                   expedited grievances (appeals) under
                                                   Article 13 or to "standard" grievance
                                                   which currently have 60 days limit?
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249             157     Attach      Entire         This section uses the terms grievance,     Attachments H(1) and H(2) have been
                        H        Attachment H      appeal, expedited appeal, State fair       written to incorporate all
                        (1)          (1)           hearing and expedited hearing.             required changes due to the BBA.
                                                   Contractors currently utilize the          This attachment prevails over
                                                   AHCCCSA definitions of the terms           rule and statute effective October 1,
                                                   grievance and expedited hearing. May       2003. The BBA has defined specific
                                                   Contractors assume that the                terms which pertain to the Grievance
                                                   definitions and requirements will stay     System; any current terms which do not
                                                   the same for these two terms? Please       conform to the BBA must be amended to
                                                   provide more information, definitions      ensure compliance. As an example,
                                                   and processes for appeal, expedited        refer to the definition of "action,"
                                                   appeal and State fair hearing.             "appeal", and "grievance" as defined
                                                                                              in 438.400.
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250             157     Attach   Paragraph 3       Currently, we rely on the language in      If the Contractor is aware that the
                        H                          the Member Information section of the      enrollee has a limited English
                        (1)                        contract. Therefore, vital materials,      proficiency in a prevalent non English
                                                   including Notices for Denials,             language, the Contractor must
                                                   Reductions, Suspensions or                 translate the written material, e.g.
                                                   Terminations of Services are               the Contractor resolution notice, in
                                                   translated when we are aware that a        the prevalent non English language-
                                                   language is spoken by 1,000 or, 5% of      rather than simply including language
                                                   our members. We also inform our            in the document advising the enrollee
                                                   members of their right to                  that the information is available in
                                                   interpretation and translation             the prevalent non English language.
                                                   services when we are aware that
                                                   1,000 or 5% of the members speak a
                                                   specific language and have LEP.
                                                   Attachment H of the RFP states,
                                                   "Written documents, including but not
                                                   limited to the Contractor's Notice of
                                                   Action, the Notice of Contractor's
                                                   Appeal/Grievance Resolution, ... shall
                                                   be translated in the enrollee's
                                                   language if information is received by
                                                   the Contractor, orally or in writing,
                                                   indicating that the enrollee has
                                                   Limited English Proficiency." We are
                                                   interpreting this to say that we must
                                                   print the stated documents in a
                                                   member's chosen language if the member
                                                   tells us that he/she has LEP. Is this
                                                   correct?
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251             157     Attach   Bullet 2          This bullet requires a contractor to       "Appeal" is defined in 42 CFR 438.400.
                        H                          define appeal. Please provide a
                        (1)                        definition and the context that
                                                   AHCCCSA is using the term appeal.
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252             157     Attach   Bullet 4          This bullet allows for an enrollee to      42 CFR 438.402 delineates requirements
                        H                          file both a grievance and an appeal        for oral and written appeals. The BBA
                        (1)                        orally. Currently, enrollees that          does not mandate a hearing process for
                                                   dispute a grievance decision must          grievances as defined in 438.400.
                                                   submit a
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45


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                   request for hearing in writing. Does
                                                   this oral request include the appeal
                                                   of a grievance decision?
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253             157     Attach   Bullet 5          The RFP states that an enrollee shall      AHCCCS anticipates establishing a
                        H                          be given no less than 20 days (and no      specific timeframe for appealing
                        (1)                        more than 90 days) to file an appeal.      through regulation and/or formal
                                                   Is it the intent of AHCCCSA to allow       policy.
                                                   individual health plans choose the
                                                   time frame for filing grievances and
                                                   appeals, or is AHCCCSA going to define
                                                   the timeline?
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254             157     Attach   Bullet 6 Item 2   This bullet indicates that a               Please refer to the answer to question
                        H                          contractor shall notify enrollees at       # 243.
                        (1)                        the time of any action affecting the
                                                   claim when there has been a denial of
                                                   payments. Is it the intent of AHCCCSA
                                                   to require Contractors to notify
                                                   enrollees when provider claims have
                                                   been denied? Is it the intent of
                                                   AHCCCSA to allow enrollees to appeal
                                                   provider claim denials? If so what
                                                   level of appeal is meant by this
                                                   section?
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255             157     Attach   Bullet 6          As this statement does not specify         Please refer to Subpart F. Notice of
                        H                          working or calendar days, can we           Action mailing requirements are found
                        (1)                        assume it is calendar days? This           in 438.404. The timeframes generally
                                                   statement would imply that the Notice      refer to calendar days although he
                                                   of Action is sent out 10 days before       expedited timeframe is stated in terms
                                                   the date of the action. Is this to         of working days.
                                                   mean the "effective" date of the
                                                   action?
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256             157     Attach                     Are there set definitions of the terms     Yes, please refer to 438.400.
                        H                          Appeal, grievance and complaint?
                        (1)
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257             157     Attach                     Are the terms appeals and grievances       Please refer to the definitions found
                        H                          being used interchangeably OR Are you      in Subpart F. These terms are not used
                        (1)                        allowing the Health Plan to define         interchangeably and must conform to
                                                   these terms OR Do we use CFR 438           the BBA definitions.
                                                   subpart F to define the terms? Note -
                                                   CFR 438 does not recognize the term
                                                   "complaint".
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258             157     Attach                     Where it states "inquiries appealing       Please refer to 42 CFR 438.406(b).
                        H                          an action are treated as appeals and
                        (1)                        are confirmed in writing...." Please
                                                   clarify who is "confirming in writing"
                                                   -the Health Plan or the enrollee?
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259             158     Attach   Bullet 7          This item refers to the enrollee's         No, the terms "grievances" and
                        H         Item 3           right to file an appeal with the           "appeals" have distinct meanings as
                        (1)                        contractor. Does this mean the             defined in Subpart F.
                                                   enrollee's right to file a grievance?
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46


------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
260             158     Attach   Bullet 7          This bullet refers to the enrollee's       The BBA permits enrollees to file
                        H         Item 4           right to file a request for State fair     requests for hearing with the State
                        (1)                        hearing. May we take this to mean the      concerning "actions" which are not
                                                   enrollees right to file a request for      resolved solely in favor of the
                                                   expedited hearing? If not, from whom       enrollee by the Contractor. Some of
                                                   does the enrollee request a State fair     these actions may qualify as
                                                   hearing?                                   "expedited" matters.
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261             158     Attach   Bullet 7          In this item it refers to the              Expedited resolution is discussed in
                        H         Item 6           enrollee's right to file an expedited      438.408 and 438.410.
                        (1)                        resolution. Please provide a
                                                   definition of expedited resolution in
                                                   this context and the circumstances in
                                                   which an enrollee can utilize or
                                                   request the expedited resolution. With
                                                   whom does the enrollee request an
                                                   expedited resolution?
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262             158     Attach   Bullet 10         This bullet uses the term standard         Attachments H(1) and H(2) have been
                        H                          appeal. Does this terminology refer to     written to incorporate all required
                        (1)                        what is currently called a grievance?      changes due to the BBA. This
                                                   Or is this a new appeal process? This      attachment prevails over rule and
                                                   bullet allows the contractor to            statute effective October 1, 2003.
                                                   respond to standard appeals within 45
                                                   days, if this is referring to the
                                                   current grievance process, is the
                                                   AHCCCSA eliminating the 30 day time
                                                   frame currently used for processing
                                                   grievances?
------------------------------------------------------------------------------------------------------------------------------------
263             158     Attach   Bullet 14 Item    This bullet indicates that an enrollee     Subpart F delineates MCO requirements
                        H              3           can appeal the denial in whole or in       for appeals of "actions" which include
                        (1)                        part of payment for service. Is this       the denial of payment for a service,
                                                   to mean the enrollees can appeal           in whole or in part. Also refer to
                                                   provider claim denials? If so, what        response number 243.
                                                   level of appeal is meant by this
                                                   section?
------------------------------------------------------------------------------------------------------------------------------------
264             158     Attach   Bullet 21 Item    This bullet indicates that a health        42 CFR438.408 delineates the content
                        H             2 b          plan has to provide written notice of      requirements which must be included in
                        (1)                        the enrollee's right to receive            the Contractor's written notice of
                                                   benefits pending the hearing and how       resolution. The right to receive
                                                   to request continuation of benefits.       continued benefits must be included.
                                                   Bullet 15, on page 158, indicates that
                                                   benefits shall continue if the
                                                   enrollee meets all five criteria.
                                                   Should the health plan include this
                                                   information only if all of the
                                                   criteria in Bullet 15 had been
                                                   previously met? Or is it the intent of
                                                   AHCCCSA to have the health plans
                                                   include this language in every letter?
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265             158     Attach                     Attachment H provides that the             Please refer to the answer to question
                        H                          Contractor shall permit both oral and      #261.
                                                   written appeals and grievances and
                                                   those oral inquiries appealing an
                                                   action are treated as appeals and are
                                                   confirmed in writing
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R              PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                   unless expedited resolution is
                                                   requested. Please clarify what an
                                                   "expedited resolution" is? Is this is
                                                   referring to an Article 13 request for
                                                   expedited appeal?
------------------------------------------------------------------------------------------------------------------------------------
266             158     Attach                     Attachment H refers to the Contractor      Attachments H(1) and H(2) have been
                        H                          resolving all expedited appeal within      written to incorporate all required
                                                   3 working days and making reasonable       changes due to the BBA. This
                                                   efforts to provide oral notice to an       attachment prevails over rule and
                                                   enrollee regarding an expedited appeal     statute effective October 1, 2003.
                                                   resolution--is this effort to provide
                                                   notice regarding an appeal of the
                                                   expedited appeal? Is that same as
                                                   Article 13? Does this mean after the
                                                   Contractor makes decision on expedited
                                                   that the member then can access the
                                                   expedited, or non-expedited, appeal
                                                   process in either Article 13 or 8?
------------------------------------------------------------------------------------------------------------------------------------
267             158     Attach                     Attachment H1 refers to right of           Attachments H(1) and H(2) have been
                        H                          enrollee to file appeal of "failure to     written to incorporate all required
                                                   provide services in timely manner"--is     changes due to the BBA. This
                                                   this a grievance filed with Contractor     attachment prevails over rule and
                                                   about provider's car, e.g., quality of     statute effective October 1, 2003.
                                                   care complaint, that is a "standard
                                                   appeal" (with 45? Days to resolve and
                                                   right of appeal?) or a "traditional"
                                                   grievance under Article 8?
------------------------------------------------------------------------------------------------------------------------------------
268             161     Attach   Item J            "If the contractor's decision is           The terms "appeal and request for
                        H(2)                       appealed and a request for hearing is      hearing" in this context represent one
                                                   filed..........". Is that 1 step or 2      action and refers to appealing the
                                                   steps? Can the provider appeal the         Contractor decision to the State.
                                                   Health Plan grievance decision to be
                                                   relooked at and if not satisfied,
                                                   request a hearing or is "appeal and
                                                   request for hearing" saying the same
                                                   thing which would be an appeal to
                                                   AHCCCS?
------------------------------------------------------------------------------------------------------------------------------------
269                     Data      General          Upon reviewing the data supplement, it     AHCCCSA is unaware of any pertinent
                        Supp     Question          appears that in general the medical        issues that contributed to a decrease
                                                   expenses for the TANF/KidsCare under 1     in medical expenses. This information
                                                   age category show a decrease in            is based upon health plan self-
                                                   medical expenses from 2001 to 2002.        reported data.
                                                   Please explain any pertinent issues
                                                   that may cause a decrease in medical
                                                   expenses during these time periods.
 -----------------------------------------------------------------------------------------------------------------------------------
270                     Data     Section A         Please provide additional details on       This information will be presented at
                        Supp     Overview          how Mercer will develop the mid-point      the Bidder's Conference
                                                   and rate ranges for the contract
                                                   period?
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

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
271                     Data     Section A         Please provide information on any          The information in the data supplement
                        Supp     Overview          medical trend analysis that was            is not directly used in the
                                                   completed using the data in the data       development of medical trends. The
                                                   supplement.                                encounter utilization reports are used
                                                                                              to aid in the development of
                                                                                              utilization trends.
------------------------------------------------------------------------------------------------------------------------------------
272                     Data     Section A         Please provide additional details on       Health plans receive monthly
                        Supp     Overview          capitation offset on the CRCS form for     capitation for the pregnant women
                                                   Delivery Supplement.                       enrolled in their plan. Currently, the
                                                                                              assumed duration of a pregnant woman
                                                                                              in the program is 8 months including
                                                                                              the post partum time period.
                                                                                              Therefore, in order to avoid double
                                                                                              paying the plans, the maternity
                                                                                              payment is reduced for the eight
                                                                                              months of capitation dollars that the
                                                                                              plans will received.
------------------------------------------------------------------------------------------------------------------------------------
273                     Data     Section D and     How do the Provider Type and Category      The Provider type and Category of
                        Supp     F                 of Service drive the rate setting?         Service make up the criteria for
                                                   Please clarify the relationship of the     developing general service categories
                                                   service matrix which includes Provider     that are the basis of the capitation
                                                   Type and Category of Service to the        rates. The crosswalk between the
                                                   Capitation Rate Setting worksheets.        service matrix to the CRCS is provided
                                                                                              so you can use the encounter
                                                                                              utilization reports for developing
                                                                                              your capitation bids by those service
                                                                                              categories.
------------------------------------------------------------------------------------------------------------------------------------
274                     Data                       When evaluating utilization for rate       Both the professional component and
                        Supp                       setting, how do codes with global          technical component for lab and
                                                   rates billed with TC, 26 modifier get      radiology services are included in the
                                                   handled? Are the professional (26)         lab and radiology services category.
                                                   component in physician services and        See the service matrix in Section D of
                                                   the technical (TC) portion in lab,         the Data Supplement for further
                                                   radiology, etc.? If they are split,        information.
                                                   what are the percentages of splits
                                                   that will apply?
------------------------------------------------------------------------------------------------------------------------------------
275                     Data                       What is the 4/1/03 AHCCCS fee schedule     AHCCCS will increase the hospital tier
                        Supp                       status? How will adjustments to that       per diems based on the 3rd quarter
                                                   fee schedule be factored into the rate     DRI. An estimate of this will be used
                                                   setting?                                   in developing the capitation rates.
                                                                                              AHCCCS will continue to freeze its fee
                                                                                              schedule for all other rates. This
                                                                                              will be factored into the capitation
                                                                                              rate development.
------------------------------------------------------------------------------------------------------------------------------------
276                     Data     Capitation        Can you give an example of a               This is a service that does not fit
                        Supp        Rate           "Miscellaneous" service? There are no      any of the categories that are
                                 Calculation       AHCCCSA Service Matrix Categories that     contained in the service matrix.
                                 Sheet (CRCS)      crosswalk to this line in the CRCS.
------------------------------------------------------------------------------------------------------------------------------------
277                     Data     Service Matrix    In the Service Matrix of the data set,     It should be the number of units that
                        Supp                       non-emergency transportation is            is defined as a trip for
                                                   counted as number of encounters.           transportation services.
                                                   Should this not be number of units?
------------------------------------------------------------------------------------------------------------------------------------
278                     Gen                        How many disease management programs       AHCCCS has not established a standard
                        quest                      need to be in place and are there          for the number of disease management
                                                   specific diseases that are mandated?       programs a plan must offer. The
                                                                                              development and implementation of
                                                                                              disease management programs should be
                                                                                              based on the needs of the health
                                                                                              plan's members.
------------------------------------------------------------------------------------------------------------------------------------
279                     Gen                        What is meant by "disease management       Disease Management Programs are
                                                   programs"?                                 disease specific programs
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                        quest                      Do they include management of diseases     designed to assist persons with
                                                   within the realm of case management,       chronic illnesses improve their self-
                                                   or are they looking for "disease-          management skills. Case management can
                                                   specific" programs?                        be one tool of disease management.
------------------------------------------------------------------------------------------------------------------------------------
280                     Gen                        Will they accept referrals to current      Disease management programs can be
                        quest                      HIHS programs as disease management,       provided in many different methods. It
                                                   i.e. MMC's/CHC CHF Program, Diabetes       is up to the Contractor to determine
                                                   Education & Coagulation Clinic,            what is effective for their
                                                   informal asthma education, etc?            population.
------------------------------------------------------------------------------------------------------------------------------------
281                     Gen                        If they truly mean specific "disease       AHCCCS will monitor the implementation
                        quest                      management programs", with tracking of     of Disease Management programs at the
                                                   CLINICAL Indicator, (in addition to        first round of Operational and
                                                   Utilization Monitoring which can be        Financial Reviews conducted under the
                                                   easily done by the HP), is there a         new contract.
                                                   date by which these programs must be
                                                   in place?
------------------------------------------------------------------------------------------------------------------------------------
282                     Gen                        Does AHCCCSA intend to now, or at any      In lieu of specific standards by
                        quest                      time during the contract term, install     geographic area, AHCCCS is utilizing
                                                   geographic access standards for            the community access standard as the
                                                   specialists?                               guideline for network development.
                                                                                              Essentially, this means that services
                                                                                              that are generally available to the
                                                                                              population of a given community,
                                                                                              should be equally available to the
                                                                                              AHCCCS members residing in that same
                                                                                              community. Additional specific
                                                                                              requirements are not currently
                                                                                              anticipated.
------------------------------------------------------------------------------------------------------------------------------------
283                     Gen                        Will the performance bond and              The Offeror should assume that they
                        quest                      capitalization levels remain               will remain constant.
                                                   consistent during the period of the
                                                   financial statement forecast?
------------------------------------------------------------------------------------------------------------------------------------
284                     Gen                        What years' growth assumptions should      AHCCCSA will provide the estimates
                        quest                      be used of the overall AHCCCS              used by the AHCCCS budget office at
                                                   population growth in the financial         the bidder's conference.
                                                   statement forecast?
------------------------------------------------------------------------------------------------------------------------------------
285                     Gen                        Should we assume our same mixture of       This is a decision that the Offeror
                        quest                      membership by rate group as of now as      will need to make based upon its
                                                   our mixture in the financial statement     estimates.
                                                   forecast?
------------------------------------------------------------------------------------------------------------------------------------
                        Gen                        Should the margin on Financial             The contractor should not factor the
                        quest                      Statement Forecast rates set by            "margin" (risk/contingency) that is
                                                   AHCCCS' actuaries be included in the       included in the capitation rate
                                                   financial statement forecast?              development. They should report their
                                                                                              actual expected margin.
------------------------------------------------------------------------------------------------------------------------------------
286                     Gen                        When setting the rates without             Yes, some portion of the
                        quest                      pharmacy, will all administrative          administrative costs will be borne by
                                                   costs related to the pharmacy benefit      another entity. It is unknown at this
                                                   be borne by another entity?                point the amount.
------------------------------------------------------------------------------------------------------------------------------------
287                     Gen                        For the capitation rates set by            AHCCCSA anticipates that the
                        quest                      AHCCCS' actuaries (PPC, HIV/AIDS,          capitation rates in question will be
                                                   Title XIX Waiver, HIFA Parents, etc.)      available April 1, 2003. Because the
                                                   when will that data be available? What     PPC and TWG rates are reconciled, the
                                                   are the                                    Offeror should estimate what their
                                                                                              profitability will
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                   inflationary assumptions used for the      be for the TWG and PPC experience and
                                                   contract period?                           build that into their financial
                                                                                              projections. For the HIFA parents,
                                                                                              assume a rate that is 10% greater than
                                                                                              the applicable TANF rates.
------------------------------------------------------------------------------------------------------------------------------------
288                     Gen                        When will the reinsurance adjustment       The reinsurance offsets will be
                        quest                      table for plans with a deductible          available by the end of February.
                                                   greater than $20,000 be available?         Those offsets will be adjusted
                                                   Will this be consistent through out        annually when additional date is
                                                   the contract period?                       analyzed including inpatient rate
                                                                                              adjustments, program changes, and
                                                                                              actual reinsurance claims paid.
------------------------------------------------------------------------------------------------------------------------------------
289                     Gen                        Will the bidder be able to modify the      The bidder can modify their capitation
                        quest                      capitation rates after they are input      rate bids until 3:00 pm, March 31,
                                                   into the web site? If so, when will        2003.
                                                   they no longer be available for
                                                   modification?
------------------------------------------------------------------------------------------------------------------------------------
290                     Gen                        Does AHCCCSA have any enrollment           AHCCCSA will provide the estimates
                        quest                      projections for the acute care program     used by the AHCCCS budget office at
                                                   over the next 1-5 years split by GSA       the bidder's conference.
                                                   and/or eligibility category? If so,
                                                   please provide copies of what is
                                                   available.
------------------------------------------------------------------------------------------------------------------------------------
291                     Gen                        Upon bidding for GSA 10, will separate     The Offeror must submit a bid for the
                        quest                      capitation rates be quoted for Pima        entire GSA. Capitation scoring will be
                                                   County and Santa Cruz County?              based upon the blended capitation
                                                                                              rate. After all RFP scoring is
                                                                                              completed, the two bidders with the
                                                                                              highest overall scores will receive an
                                                                                              award for both Pima and Santa Cruz
                                                                                              counties. The next highest scorers
                                                                                              will receive an award in Pima County
                                                                                              only. The Pima County only Contractors
                                                                                              will be offered a rate that is their
                                                                                              bidded rate for both counties as
                                                                                              adjusted based upon a percentage
                                                                                              difference between the risk of the two
                                                                                              counties combined and Pima County only
                                                                                              as determined by Mercer. If the Pima
                                                                                              County awardee does not accept the
                                                                                              offered rate, then the next highest
                                                                                              scorer will be offered a rate until
                                                                                              all available Contractor slots are
                                                                                              awarded.
------------------------------------------------------------------------------------------------------------------------------------
292                     Gen                        Will AHCCCSA make available experience     The TPL experience is included in the
                        quest                      information regarding Third Party          current health plan financial
                                                   Recoveries?                                statements.
------------------------------------------------------------------------------------------------------------------------------------
293                     Gen                        Will AHCCCSA make available experience     The amount of the copayments will be
                        quest                      information regarding member co pays?      hard coded into the CRCS.
------------------------------------------------------------------------------------------------------------------------------------
294                     Gen                        Is there a preferred form for the          Please refer to the answer to question
                        quest                      actuarial certification?                   #1.
------------------------------------------------------------------------------------------------------------------------------------
295                     Gen                        Can AHCCCSA provide guidance as to how     AHCCCS will increase the hospital tier
                        quest                      CYE '04 reimbursement rates will vary      per diems based on the 3rd quarter
                                                   from CYE '03, specifically identifying     DRI. An estimate of this will be used
                                                   percentage changes to inpatient            in developing the capitation rates.
                                                   hospital tiered per diems, outpatient      AHCCCS will continue to freeze its fee
                                                   hospital reimbursement, and other fee-     schedule for all other rates. This
                                                   for-service                                will be factored into the capitation
                                                                                              rate development.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
QUEST
 #R             PAGE     SECT     PARAGRAPH                     QUESTION                                   ANSWER
------------------------------------------------------------------------------------------------------------------------------------
                                                   reimbursement?
------------------------------------------------------------------------------------------------------------------------------------
296                     Gen                        How many hospital supplement payments      AHCCCS will provide total hospital
                        quest                      per 1,000 non-MED members occurred in      supplemental payments for CYE '02 when
                                                   historical contract years?                 the rates are provided.
------------------------------------------------------------------------------------------------------------------------------------
297                     Gen                        What aid code groups do the $15,000        The $15,000 applies to Title XIX
                        quest                      and $20,000 deductibles correspond to      Waiver Group rates categories. The
                                                   in Exhibit U of the data supplement?       $20,000 applies to all other rate
                                                                                              categories. See further definitions of
                                                                                              risk groups in the data supplement
                                                                                              and paragraph 2 of the RFP.
------------------------------------------------------------------------------------------------------------------------------------
298                     Gen                        Will elements of the Capitation Rate       AHCCCS will set the following items in
                        quest                      Calculation sheet be set by AHCCCS? If     the CRCS:
                                                   so, please describe them.                  1.   reinsurance offsets
                                                                                              2.   copayment amounts
------------------------------------------------------------------------------------------------------------------------------------
299                     Gen                        Per instruction, all responses should      Please refer to the answer to question
                        quest                      be limited to three pages unless           #176.
                                                   indicated otherwise. Does this three
                                                   page limitation include attachments,
                                                   i.e. manual, sample reports,
                                                   handbooks, etc?
------------------------------------------------------------------------------------------------------------------------------------
300                     Gen                        Can attachments be marked as such in       Where attachments are permitted, yes.
                        quest                      the 1/2 inch margin around the page?
------------------------------------------------------------------------------------------------------------------------------------
302                     Gen                        Is the response page limit to              Page limits apply to the narrative.
                        quest                      narrative only? Do you want response       Attachments which are specifically
                                                   attachments to be included?                requested do not count toward the
                                                                                              limit.
------------------------------------------------------------------------------------------------------------------------------------
303                     Gen                        How do you want attachments that are       Attachments, which are specifically
                        quest                      not within the 8 1/2 x 11 requirements     requested, may be submitted in hard
                                                   to be displayed? I.e. electronic file      copy form in a sleeve, following the
                                                   (if available), Xerox copy of              applicable narrative.
                                                   material, in sleeves, in separate
                                                   binder?
------------------------------------------------------------------------------------------------------------------------------------
304                     Gen                        May we have a BID Rating Tool?             No.
                        quest
------------------------------------------------------------------------------------------------------------------------------------
305                     Gen                        Does AHCCCS intend to adjust its FFS       No. AHCCCS will freeze its rate
                        quest                      schedule to reflect the Medicare Fee       schedule.
                                                   schedule in 2003/2004
------------------------------------------------------------------------------------------------------------------------------------
306                     Gen                        When using the rate worksheets on the      Yes. After that, the bidder will be
                        quest                      web, are bidder's able to change them      locked out.
                                                   up until 3/31/03, 3pm?
------------------------------------------------------------------------------------------------------------------------------------
307                     Gen                        When using the rate worksheets on the      Yes. More information will be provided
                        quest                      web, are these secured and                 at the bidder's conference.
                                                   confidential from other bidders?
------------------------------------------------------------------------------------------------------------------------------------

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

ATTACHMENT H (1): ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have a written policy delineating its Grievance System which shall be in accordance with applicable Federal and State laws, regulations and policies, including, but not limited to 42 CFR Part 438 Subpart F. The Contractor shall provide the Enrollee Grievance System Policy to all providers and subcontractors at the time of contract. The Contractor shall also furnish this information to its enrollees within a reasonable time after the Contractor receives notice of the recipient's enrollment. Additionally, the Contractor shall provide written notification of any significant change in this policy at least 30 days before the intended effective date of the change.

The written information provided to enrollees describing the Grievance System including the grievance process, enrollee rights, grievance system requirements and timeframes, shall be in each prevalent non-English language occurring within the Contractor's service area and in an easily understood language and format. The Contractor shall inform enrollees that oral interpretation services are available in any language, that additional information is available in prevalent non-English languages upon request and how enrollees may obtain this information.

Written documents, including but not limited to the Contractor's Notice of Action, the Notice of Contractor's Appeal/Grievance Resolution, Notice of Contractor Extension for Resolution, and Notice of Contractor Extension of Notice of Action shall be translated in the enrollee's language if information is received by the Contractor, orally or in writing, indicating that the enrollee has a limited English proficiency. Otherwise, these documents shall be translated in the prevalent non-English language(s) or shall contain information in the prevalent non- English language(s) advising the enrollee that the information is available in the prevalent non-English language(s) and in alternative formats along with an explanation of how enrollees may obtain this information. This information must be in large, bold print appearing in a prominent location on the first page of the document.

At a minimum, the Contractor's Grievance System Standards and Policy shall specify:

         - That the Contractor shall maintain records of all grievances and appeals.

         - Information describing the grievance, appeal, and fair hearing procedures and timeframes describing the right to hearing, the method for obtaining a hearing, the rules which govern representation at the hearing, definitions of "action," "grievance," and "appeal," the right to file grievances and appeals and the requirements and timeframes for filing a grievance or appeal.

         - Information explaining that a provider acting on behalf of an enrollee and with the enrollee's written consent, may file an appeal or grievance.

         - The availability of assistance in the filing process and the Contractor's toll-free numbers that an enrollee can use to file a grievance or appeal by phone if requested by the enrollee.

         - That an enrollee shall be given no less than 20 days (and no more than 90 days) from the date of the Contractor's Notice of Action to file an appeal.

         - That the Contractor shall mail a Notice of Action: 1) at least 10 days before the date of a termination, suspension or reduction of previously authorized AHCCCS services (include exception situations, fraud, move out of state); 2) at the time of any action affecting the claim when there has been a denial of payments; 3) within 14 calendar days from receipt of a request for a standard service authorization which has been denied or reduced unless an extension is in effect; 4) within three working days from receipt of an expedited service authorization request unless an extension is in effect.

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

         - That the Notice of Action must explain: 1) the action the Contractor has taken or intends to take, 2) the reasons for the action, 3) the enrollee's right to file an appeal with the Contractor, 4) the enrollee's right to request a State fair hearing if no exhaustion of the Contractor's appeal process is required, 5) the procedures for exercising these rights, 6) circumstances when expedited resolution is available and how to request it and 7) the enrollee's right to request continued benefits pending resolution of the appeal, how to request continued benefits and the circumstances under which the enrollee may be required to pay for the cost of these services.

         - That the Contractor shall permit both oral and written appeals and grievances and that oral inquiries appealing an action are treated as appeals and are confirmed in writing unless expedited resolution is requested.

         - That the Contractor shall acknowledge receipt of each grievance and appeal, in writing, within five working days of receipt, except for appeals which meet the criteria for expedited resolution. The Contractor shall acknowledge receipt of appeals, which meet the criteria for expedited resolution, in writing, within one working day.

         - The definition of a standard appeal and that the Contractor shall resolve standard appeals no later than 45 days from the date of receipt of the appeal.

         - The definition of an expedited appeal and that the Contractor shall resolve all expedited appeals not later than three working days from the date the Contractor receives the appeal where the Contractor determines, or the provider in making the request on the enrollee's behalf indicates, that standard resolution timeframe could seriously jeopardize the enrollee's life or health or ability to attain, maintain or regain maximum function. The Contractor shall make reasonable efforts to provide oral notice to an enrollee regarding an expedited resolution appeal.

         - The standard and expedited resolution timeframes may be extended up to 14 calendar days if the enrollee requests the extension or if the Contractor establishes a need for additional information and that the delay is in the enrollee's interest.

         - That if the Contractor extends the timeframe for resolution of a grievance or appeal when not requested by the enrollee, the Contractor shall provide the enrollee with written notice of the reason for the delay.

         - That an enrollee may file an appeal of: 1) the denial or limited authorization of a requested service including the type or level of service, 2) the reduction, suspension or termination of a previously authorized service, 3) the denial in whole or in part of payment for service, 4) the failure to provide services in a timely manner, 5) the failure of the Contractor to comply with the timeframes for dispositions of grievances and appeals and 6) the denial of a rural enrollee's request to obtain services outside the Contractor's network when the Contractor is the only Contractor in the rural area.

         - That benefits shall continue only if: 1) the enrollee files an appeal before the later of a) 10 days from the mailing of the Notice of Action or b) the intended date of the Contractor's action, 2) the appeal involves the termination, suspension, or reduction of a previously authorized course of treatment, 3) the services were ordered by an authorized provider, 4) the original period covered by the original authorization has not expired, and 5) the enrollee requests a continuation of benefits.

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

         - That the Contractor continues extended benefits originally provided to the enrollee until any of the following occurs: 1) enrollee withdraws appeal, 2) enrollee has not specifically requested continued benefits pending a hearing decision within 10 days of MCO/PIHP mailing appeal resolution notice, 3) State hearing office issues decision adverse to enrollee or 4) time period or service limits of a previously authorized service has been met.

         - That for appeals, the Contractor provides the enrollee a reasonable opportunity to present evidence and allegations of fact or law in person and in writing and that the Contractor informs the enrollee of the limited time available in cases involving expedited resolution.

         - That for appeals, the Contractor provides the enrollee and his representative the opportunity before and during the appeals process to examine the enrollee's case file including medical records and other documents considered during the appeals process.

         - That if the Contractor denies a request for expedited resolution, it must make reasonable efforts to give the enrollee prompt oral notice and follow-up within two calendar days with a written notice of the denial of expedited resolution.

         - That the Contractor shall ensure that individuals who make decisions regarding grievance and appeals are individuals not involved in any previous level of review or decision making and that individuals who make decisions regarding: 1) appeals of denials based on lack of medical necessity, 2) a grievance regarding denial of expedited resolution of an appeal or 3) grievances or appeals involving clinical issues are health care professionals as defined in 42 CFR 438.2 with the appropriate clinical expertise in treating the enrollee's condition or disease.

         - That the Contractor shall provide written notice of the disposition of each appeal which must contain: 1) the results of the resolution process and the date it was completed, 2) for appeals not resolved wholly in favor of enrollees: a) the enrollee's right to request a State fair hearing and how to do so, b) the right to receive benefits pending the hearing and how to request continuation of benefits and c) information explaining that the enrollee may be held liable for the cost of benefits if the hearing decision upholds the Contractor.

         - That if the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

                           1.       Complainant's name

                           2.       Complainant's AHCCCS I.D. number

                           3.       Complainant's address

                           4.       Complainant's phone number (if applicable)

                           5.       date of receipt of grievance or appeal

                           6.       summary of the Contractor's actions
                                    undertaken to resolve the grievance and
                                    basis of the determination

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

         - The following material shall be included in the file sent by the Contractor:

                           1. written request of the Complainant asking for the request for hearing

                           2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's resolution

                           3. other information relevant to the resolution of the grievance or appeal

         - That if the Contractor or the State fair hearing decision reverses a decision to deny, limit or delay services not furnished while the appeal was pending, the Contractor shall authorize or provide the services promptly and as expeditiously as the enrollee's health condition requires.

         - That if the Contractor or State fair hearing decision reverses a decision to deny authorization of services and the disputed services were received pending appeal, the Contractor shall pay for those services.

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

ATTACHMENT H (2):   PROVIDER GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have in place a written grievance system policy for providers regarding adverse actions taken by the Contractor. The policy shall be in accordance with applicable Federal and State laws, regulations and policies. The grievance policy shall include the following provisions:

a. The grievance policy shall be provided to all subcontractors at the time of contract. For providers without a contract, the grievance policy may be mailed with a remittance advice, provided the remittance is sent within 45 days of receipt of a claim.

b. The grievance policy must specify that all grievances, with the exception of those challenging claim denials, must be filed with the Contractor no later than 60 days from the date of the adverse action. Grievances challenging claim denials must be filed in writing with the Contractor no later that 12 months from the date of service, 12 months after the date of eligibility posting or within 60 days after the date of a timely claim submission, whichever is later.

c. Specific individuals are appointed with authority to require corrective action and with requisite experience to administer the grievance process.

d. A log is maintained for all grievances containing sufficient information to identify the Complainant, date of receipt, nature of the grievance and the date the grievance is resolved. Separate logs must be maintained for provider and member grievances

e. Within five working days of receipt, the Complainant is informed by letter that the grievance has been received.

f. Each grievance is thoroughly investigated using the applicable statutory, regulatory, contractual and policy provisions, ensuring that facts are obtained from all parties.

g. All documentation received and mailed by the Contractor during the grievance process is dated upon receipt.

h. All grievances are filed in a secure designated area and are retained for five years following the Contractor's decision, the Administration's decision, judicial appeal or close of the grievance, whichever is later.

i. A copy of the Contractor's decision will be communicated in writing to all parties. [deleted] either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The decision shall be mailed to all other individuals by regular mail. The date of the decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. [deleted] The decision must include and describe in detail, the following:

      1.    the nature of the grievance

      2.    the issues involved

      3. the reasons supporting the Contractor's decision, [deleted] explained in easy to understand terms for members, [deleted] including references to applicable statute, rule, applicable contractual provisions, policy and procedure

      4. the Complainant's right to request a hearing by filing the request for hearing to the Contractor no later than 30 days after the date of the Contractor's decision.

j. If the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

      1.    Complainant's name

      2.    Complainant's AHCCCS ID number

      3.    Complainant's address

      4.    Complainant's phone number (if applicable)

      5.    the date of receipt of grievance

      6. a summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

k.    The following material shall be included in the file sent by the
      Contractor:

            1. written request of the Complainant asking for the request for hearing

            2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's decision

            3.    other information relevant to the resolution of the grievance

                                                                  Acute Care RFP
                                                       Revised February 28, 2003

                  GENERAL GUIDANCE ON BIDDING CAPITATION RATES
                  WITH THE PRESCRIPTION DRUG BENEFIT CARVED OUT

The following information is provided as guidance to bidders for submitting a capitation rate proposal with the prescription drug benefit carved out. AHCCCS is currently in the process of hiring a consultant to perform an analysis of the potential carve out. Part of that analysis will include a recommendation for the design that will be used in the event that the benefit is carved out. AHCCCS anticipates that the analysis will be completed in the Summer of 2003. Therefore, the following should be considered a guide for preparing the capitation rate bid submissions; however, it is subject to change. In any event this information will help ensure that bidders are all using most of the same assumptions when developing their capitation rate proposals for the carve out option.

     - Due to recent guidance from CMS, AHCCCS fully expects that there will be a closed formulary. AHCCCS will solicit Contractor input in developing the formulary as well as input from other required parties as defined in the federal Medicaid Drug Rebate Program.

     - AHCCCS in conjunction with its Contractors will develop statewide prior authorization criteria for the Pharmacy Benefits Manager (PBM) that is awarded a contract. It is anticipated that the prior authorization requirements will be as effective as those currently used at the health plans.

     - In the Pharmacy RFP, AHCCCS will incorporate the requirement for the PBM to send real time data to the Contractors. This process should be similar to AHCCCS' current Contractor's data exchange protocols and requirements with their PBM's.

     - The real time access to data should ensure that the Contractor's will continue to receive real time data for use in utilization management, disease management programs, identification of drug-seeking members, care coordination, case management, and provider profiling, etc.

     - AHCCCS believes that there is a potential for a prescription drug carve out to have an impact on the utilization of other services. This impact will vary by plan and type of program (acute versus long term care). Each bidder should factor its unique integration of pharmacy management into their operations when determining secondary impacts. AHCCCS expects that each plan will have a different estimate. They should factor that into their capitation rate bidding.

     - The bidder should also consider the impact the prescription drug carve out will have to their administrative costs. For example, if the PBM does all prior authorizations, how would that impact the Contractor staffing? Conversely, because the plans will continue to perform utilization management based upon PBM data, there may be no staffing impact.

Please refer to the Question and Answer document that will be issued in the 2nd RFP Amendment for further information on the potential prescription drug carve out.

                 MEDICAID ELIGIBILITY VERIFICATION SYSTEM (MEVS)

                              Contract Awards under

                                  RFP YH03-0005

CONTRACT # YH03-0005-01

Company:                         WEBMD-ENVOY
Contact:                         Wheeler Foster, Client Manager
Address:                         26 Century Blvd., Suite 601
                                 Nashville, TN  37214

Phone:                           (805) 496-3155
Fax:                             (805) 496-3077
E-mail:                          wfoster@webmd.net

CONTRACT # YH03-0005-02

Company:                         HEALTH DATA EXCHANGE (HDX)
Contact:                         Jonas Dahlen, Area Manager
Address:                         467 Creamery Way
                                 Exton, PA  19341

Phone:                           (610) 219-9099
Fax:                             (619) 219-1384
E-mail:                          JonasDahlen@siemens.com

CONTRACT # YH03-0005-03

Company:                         MEDIFAX EDI
Contact:                         Tommy Lewis, VP of Marketing
Address:                         1283 Murfreesboro Road
                                 Nashville, TN  37217

Phone:                           (615) 565-2158
Fax:                             (615) 565-2858
E-mail:                          tommy.lewis@medifax.com

[AHCCCS LOGO]

            SOLICITATION AMENDMENT

Solicitation Number: RFP YH04-0001
Amendment Number One
Solicitation Due Date: March 31, 2003, 3:00 PM (MST)

Arizona Health Care Cost
Containment System Administration
(AHCCCSA)
701 East Jefferson, MD 5700
Phoenix, Arizona 85034
Michael Veit, (602) 417-4762

A signed copy of this amendment must be included with the proposal, which must be received by AHCCCSA no later than the Solicitation due date and time. This solicitation is amended as follows:

1. REMOVE AND REPLACE: REMOVE page 58 and REPLACE with the attached Revised Page 58, dated February 10, 2003.

2. REMOVE AND REPLACE: REMOVE page 99 and REPLACE with the attached Revised Page 99, dated February 10, 2003.

3. REMOVE AND REPLACE: REMOVE all pages under Tab "B, "Program Changes", and REPLACE with the attached four (4) revised pages of the DATA SUPPLEMENT, dated February10, 2003.

4. REMOVE AND REPLACE: REMOVE the first sheet under Tab "T, "Reinsurance Payments CYE 19 (2001)" and REPLACE with the attached revised page of the DATA SUPPLEMENT, dated February 10, 2003.

5. All other terms and conditions remains the same, including the proposal due date and time.

Offeror hereby acknowledges receipt and                         This Solicitation Amendment is hereby executed this 10th day
understanding of this Solicitation Amendment.                   of February, 2003, in Phoenix, Arizona.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Signature                          Date
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Signed Copy in File
----------------------------------------------------------------------------------------------------------------------------
Typed Name and Title                                                                       Michael Veit
----------------------------------------------------------------------------------------------------------------------------
                                                                             Contracts and Purchasing Administrator
----------------------------------------------------------------------------------------------------------------------------
Name of Company
----------------------------------------------------------------------------------------------------------------------------

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

INCENTIVE FUND: AHCCCSA may retain a specified percentage of capitation reimbursement in order to distribute to Contractors based on their performance measure outcomes. The incentive fund will not be implemented in CYE '04 and contractors will be notified at least 60 days prior to implementation in a future contract year.

58. REINSURANCE

Reinsurance is a stop-loss program provided by AHCCCSA to the Contractor for the partial reimbursement of covered services, as described below, for a member with an acute medical condition beyond an annual deductible level. AHCCCSA "self-insures" the reinsurance program through a deduction to capitation rates that is intended to be budget neutral. Refer to the AHCCCSA Reinsurance Claims Processing Manual for further details on the Reinsurance Program.

INPATIENT REINSURANCE

Inpatient reinsurance covers partial reimbursement of covered inpatient facility medical services. See the table below for applicable deductible levels and coinsurance percentages. The coinsurance percent is the rate at which AHCCCSA will reimburse the Contractor for covered inpatient services incurred above the deductible. The deductible is the responsibility of the Contractor. Per diem rates paid for nursing facility services provided within 30 days of an acute hospital stay, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year shall be eligible for reinsurance coverage.

The following table represents deductible and coinsurance levels for CYE '04:

--------------------------------------------------------------------------------------------
                                                   Title XIX Waiver Group
                           Annual Deductible*         Annual Deductible
                           -----------------------------------------------------------------
                                                         Combined
Statewide Plan               Prospective            PPC and Prospective
  Enrollment                 Reinsurance                Reinsurance              Coinsurance
--------------------------------------------------------------------------------------------
0-34,999                       $20,000                     $15,000                   75%
35,000-49,999                  $35,000                     $15,000                   75%
50,000 and over                $50,000                     $15,000                   75%
--------------------------------------------------------------------------------------------

*applies to all members except for Title XIX Waiver Group members

a) PROSPECTIVE REINSURANCE: This coverage applies to prospective enrollment periods. The deductible level is based on the Contractor's statewide AHCCCS acute care enrollment (not including SOBRA Family Planning Extension services) as of October 1st each contract year for all rate codes and counties, as shown in the table above. AHCCCSA will adjust the Contractor's deductible level at the beginning of a contract year if the Contractor's enrollment changes to the next enrollment level. A Contractor at the $35,000 or $50,000 deductible level may elect a lower deductible prior to the beginning of a new contract year. These deductible levels are subject to change by AHCCCSA during the term of this contract. Any change will have a corresponding impact on capitation rates.

b) PRIOR PERIOD COVERAGE REINSURANCE: Effective October 1, 2003, AHCCCSA will no longer cover PPC inpatient expenses under the reinsurance program for any members except Title XIX Waiver Group members. See section c) below for additional information.

                                                                  Acute Care RFP
                                                       Revised February 10, 2003

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

CAPACITY ANALYSIS/PLANNING AND DEVELOPMENT

         8. Provide a copy of the Offeror's Network Development and Management Plan. (No page limit)
                  Reference: Section D, Paragraph 27, Network Development (Provider Network Development and Management Plan)

         9. Provide a synopsis of the Offerer's Disaster Recovery Plan as it relates to the provider network. (No page limit)
                  Reference: Section D, Paragraph 73, Business Continuity Plan

III.  CAPITATION

Capitation is a fixed (per member) monthly payment to contractors for the provision of covered services to members. It is an actuarially sound amount to cover expected utilization and costs for the individual risk groups in a risk-sharing managed care environment. The Offeror must demonstrate that the capitation rates proposed are actuarially sound. In general terms, this means that the Offeror who is awarded a contract should be able to keep utilization at or near its proposed levels and that it will be able to contract for unit costs that average at or near the amounts shown on the Capitation Rates Calculation Sheet (CRCS). This requirement also applies to bids submitted in best and final offer rounds.

Prior Period Coverage (PPC) and HIV/AIDS Supplement rates will be set by AHCCCS' actuaries and not bid by the Contractor. Due to the lack of complete historical data, the Title XIX Waiver Group and HIFA Parents' rates will also be set by AHCCCS' actuaries, rather than bid by the Contractor. See Section D, Paragraph 53, Compensation, for information regarding risk sharing for the Title XIX Waiver Group and PPC time period. All other rate codes, including the Delivery Supplemental Payment, will be subject to competitive bidding.

To facilitate the preparation of its capitation proposals, AHCCCSA will provide each Offeror with a Data Supplement. This data source should not be used as the sole source of information in making decisions concerning the capitation proposal. Each Offeror is solely responsible for research, preparation and documentation of its capitation proposal.

REQUIRED SUBMISSION:   CAPITATION

         10. The Offeror must submit its capitation proposal using the AHCCCSA bid web site. Instructions for accessing and using the web site will be issued by March 1, 2003. The Offeror must have an actuary who is a member of the American Academy of Actuaries certify that the bid submission is actuarially sound. This certification must be done with subsequent submissions in Best and Final Offer rounds (if applicable). The Offeror must also submit hard copy print outs of the web site CRCS. Refer to Section B and Attachment E for more details.

                  The Offeror must prepare and submit its capitation proposal assuming a $20,000 deductible level for regular reinsurance, for all rate codes, in all counties. AHCCCSA will provide a table of per member per month reinsurance adjustments to be made to capitation rates for those Contractors whose actual deductible level exceeds $20,000.

                  Capitation rates shall be submitted two ways: first, assuming all medical services are included in the capitation rates, and second, assuming that prescription drugs will be carved out of the capitation rates. Prescription drugs are defined as "FDA approved legend or over the counter (OTC) products provided upon receipt of a valid prescription order and dispensed by a pharmacist in an outpatient setting." When bidding with prescription drugs carved out, please factor the impact to the other medical service and administrative categories. AHCCCSA anticipates that in the event that prescription drugs are carved

                                                                  Acute Care RFP
                                                       Revised February 10, 2003

                                 PROGRAM CHANGES

THE FOLLOWING PROGRAM CHANGES SHOULD BE CONSIDERED WHEN REVIEWING THE ENCOUNTER UTILIZATION REPORTS AND FINANCIAL INFORMATION PROVIDED IN THE DATA SUPPLEMENT FOR PREPARATION OF THE CAPITATION RATE BID SUBMISSIONS. THERE ARE ALSO PROGRAM CHANGES THAT ARE NOT INCLUDED IN THIS DATA SUPPLEMENT. THESE CHANGES ARE EITHER EFFECTIVE AFTER THE TIME PERIOD FOR WHICH ENCOUNTERS AND CLAIMS HAVE BEEN GATHERED, OR WILL BE EFFECTIVE ON OR AFTER OCTOBER 1, 2003. BELOW IS A BRIEF DESCRIPTION OF THE AHCCCS ACUTE PROGRAM CHANGES AND THEIR EFFECTIVE DATES:

GEOGRAPHIC SERVICE AREAS

AHCCCSA HAS REGROUPED ARIZONA COUNTIES INTO THE FOLLOWING GSA'S:

                                                   MAXIMUM NUMBER OF
    GEOGRAPHIC SERVICE AREA (GSA)                      CONTRACTS

2.   YUMA, LA PAZ                                           2

4.   MOHAVE, COCONINO, APACHE, NAVAJO                       2

6.   YAVAPAI                                                2

8.   PINAL, GILA                                            2

10.  PIMA, SANTA CRUZ                                      5/2

12.  MARICOPA                                               6

14.  GRAHAM, GREENLEE, COCHISE                              2

CONTRACTS WILL BE AWARDED BY GSA. FOR GSA #10, UP TO FIVE CONTRACTS WILL BE AWARDED FOR PIMA COUNTY, AND UP TO TWO OF THOSE FIVE CONTRACTS WILL INCLUDE AN AWARD FOR SANTA CRUZ COUNTY.

THE DATA SUPPLEMENT INFORMATION HAS BEEN REVISED TO REGROUP COUNTIES INTO THE GSA'S PROPOSED FOR OCTOBER 1, 2003.

2ND NEWBORN SCREEN (PKU) TESTING

EFFECTIVE FEBRUARY 1, 2002, THE ARIZONA DEPARTMENT OF HEALTH SERVICES ADHS) REQUIRES THAT A 2ND NEWBORN SCREEN TEST BE DONE ON ALL ARIZONA NEWBORNS. THE CODE FOR THE TESTING IS S3620. THE COST OF THE TEST IS $20. IN ADDITION TO THE COST OF THE TEST, THERE ARE ASSOCIATED HANDLING FEES THAT CONTRACTORS ARE REQUIRED TO PAY TO THE PROVIDERS COLLECTING THE TEST. THE AHCCCS FEE FOR SERVICE SCHEDULE FOR HANDLING FEES IS $4.25 FOR TESTS PERFORMED IN PHYSICIANS' OFFICES, AND $10.00 FOR TESTS PERFORMED IN

CONTRACTED LABORATORY FACILITIES. THESE SERVICES ARE NOT INCLUDED IN THE DATA SUPPLEMENT DUE TO LAG IN CAPTURING ENCOUNTER DATA.

CIRCUMCISIONS

EFFECTIVE OCTOBER 1, 2002 ELECTIVE CIRCUMCISIONS ARE NO LONGER A COVERED SERVICE. CIRCUMCISION SERVICES HAVE BEEN REMOVED FROM THE ENCOUNTER UTILIZATION REPORTS.

HOSPITAL PILOT PROGRAM

THE HOSPITAL PILOT PROGRAM IN MARICOPA AND PIMA COUNTIES WAS TERMINATED FOR CYE '01 AND REINSTATED FOR CYE '02 AND CYE '03. THE PILOT PROGRAM STATES THAT IF A HEALTH PLAN IN MARICOPA AND PIMA COUNTIES IS UNABLE TO CONTRACT WITH A HOSPITAL FOR INPATIENT SERVICES, THEN THE HEALTH PLAN REIMBURSEMENT RATE IS 95% OF THE AHCCCS TIER PER DIEMS. HEALTH PLAN COST INFORMATION FOR INPATIENT STAYS IN MARICOPA AND PIMA COUNTIES WILL REFLECT THE TERMINATION OF THE PILOT PROGRAM FOR CYE '01. EVEN THOUGH THE PROGRAM IS SCHEDULED TO TERMINATED CYE '04, BIDDERS SHOULD ASSUME THAT THE PILOT PROGRAM WILL BE REINSTATED THROUGH LEGISLATION.

TITLE XIX WAIVER GROUP

EFFECTIVE APRIL 1, 2001, AHCCCS RECEIVED A WAIVER FROM CMS THAT CONVERTED THE MEDICALLY NEEDY/MEDICALLY INDIGENT (MNMI) POPULATION FROM A STATE FUNDED ONLY POPULATION TO A TITLE XIX FUNDED POPULATION. THIS GROUP WAS RENAMED THE TITLE XIX WAIVER GROUP (TWG).

THIS POPULATION HAS TWO COMPONENTS. FIRST, EFFECTIVE OCTOBER 1, 2001, THE ELIGIBILITY CRITERIA CHANGED TO INCREASE THE FEDERAL POVERTY LEVEL (FPL) FOR DETERMINING TITLE XIX ELIGIBILITY TO INCOMES AT OR BELOW 100% OF THE FPL (NON-MED'S) FROM 40% OF THE FPL. THE SECOND GROUP OF MEMBERS IS THE MEDICAL EXPENSE DEDUCTION (MED). THESE MEMBERS HAVE INCOMES ABOVE 100% OF THE FPL, BUT INCUR SUFFICIENT MEDICAL COSTS THAT CAUSE THEM TO "SPEND DOWN" TO BELOW 40% OF THE FPL.

DUE TO THE HISTORICAL HIGH PERCENTAGE OF MNMI MEMBERS BECOMING ELIGIBLE WHILE HOSPITALIZED, AHCCCSA CREATED A HOSPITALIZED SUPPLEMENTAL PAYMENT AS A METHOD OF RISK ADJUSTMENT FOR THIS POPULATION. AFTER MONITORING THE ACTUAL PERCENTAGES OF MEMBERS WHO BECOME ELIGIBLE WHILE HOSPITALIZED, EFFECTIVE OCTOBER 1, 2003, AHCCCSA WILL NO LONGER PAY A HOSPITALIZED SUPPLEMENT FOR THE NON-MED PORTION OF THE TITLE XIX WAIVER GROUP.

DUE TO UNCERTAINLY OF THE RISK OF THIS POPULATION, AHCCCSA WILL CONTINUE TO SET THE CAPITATION RATES AND RECONCILE THE MEDICAL EXPENDITURES FOR CYE '04. THE RECONCILIATION WILL INCLUDE A 2% RISK BAND. REFER TO THE TITLE XIX WAIVER GROUP RECONCILIATION POLICY IN THE BIDDER'S LIBRARY FOR MORE DETAILS.

PRIOR PERIOD COVERAGE

FOR CYE '03, AHCCCS PLACED HEALTH PLANS AT FULL RISK FOR MEDICAL SERVICE EXPENDITURES INCURRED DURING THE PRIOR PERIOD COVERAGE (PPC) TIME PERIOD. THERE WILL NOT BE A RECONCILIATION FOR CYE '03 PPC EXPENDITURES.

EFFECTIVE CYE '04, AHCCCS WILL SET THE CAPITATION RATES FOR THE PPC TIME PERIOD AND RECONCILE PPC MEDICAL EXPENSES TO SERVICE REVENUES PER THE PPC RECONCILIATION POLICY FOUND IN THE BIDDER'S LIBRARY. THE RECONCILIATION WILL INCLUDE A 2% RISK BAND.

BREAST AND CERVICAL CANCER TREATMENT PROGRAM

EFFECTIVE JANUARY 1, 2002, AHCCCS IMPLEMENTED THE BREAST AND CERVICAL CANCER TREATMENT PROGRAM. FOR CYE '02, ALL MEDICAL COSTS ASSOCIATED WITH THIS POPULATION WERE PAID THROUGH THE AHCCCS REINSURANCE PROGRAM. IN ADDITION, HEALTH PLANS WERE PAID THE TANF 14-44F CAPITATION RATE ON A MONTHLY BASIS. FOR YEARS BEGINNING WITH CYE '04, THE PLANS WILL BE AT FULL RISK FOR THIS POPULATION. AHCCCSA WILL NO LONGER PAY FOR MEDICAL SERVICES THROUGH REINSURANCE. THE ENCOUNTER UTILIZATION REPORTS FOR CYE '02 INCLUDE THE RATE CODES AND MEDICAL EXPERIENCE FOR THE BCCTP POPULATION IN THE TANF 14-44F AND TANF 45+ RISK GROUPS.

HIFA PARENTS

EFFECTIVE JANUARY 1, 2003, AHCCCSA IMPLEMENTED ITS HIFA WAIVER WITH CMS THAT PERMITS USING EXCESS TITLE XXI FUNDS TO THE COVER THE PARENTS OF KIDSCARE AND SOBRA CHILDREN ELIGIBLE MEMBERS WHO ARE NOT OTHERWISE ELIGIBLE. THIS PROGRAM HAS A LIMIT ON THE ENROLLMENT DUE TO THE AVAILABILITY OF EXCESS FUNDING. BECAUSE THERE ARE CURRENTLY NO ENCOUNTERS FOR THIS POPULATION, AHCCCSA WILL SET THE RATES FOR CYE '04.

KIDSCARE/TANF (1931) COMBINING

EFFECTIVE OCTOBER 1, 2002, AHCCCSA BLENDED THE COST AND UTILIZATION EXPERIENCE OF THE HEALTH PLANS FOR THE PURPOSE OF ESTABLISHING ONE CAPITATION RATE FOR TANF
(1931)/ SOBRA/ AND KIDSCARE MEMBERS. THE

ENCOUNTER UTILIZATION REPORTS HAVE BEEN RESTATED TO INCLUDE THE KIDSCARE RATE CODES IN THE TANF/SOBRA RISK GROUPS.

POPULATION GROWTH

WITH THE PASSAGE OF PROPOSITION 204 IN OCTOBER 2001 THAT INCREASED THE MEDICAID ELIGIBILITY LEVEL TO 100% OF THE FPL, AHCCCS POPULATION HAS GROWN DRAMATICALLY. IN ADDITION TO PROPOSITION 204, AHCCCS' MEMBERSHIP HAS GROWN DUE TO THE DOWNTURN IN THE ECONOMY AS WELL AS NEW EFFICIENCIES IN THE ELIGIBILITY PROCESS. THIS GROWTH IS REPRESENTED IN MEMBER MONTH AND ENROLLMENT INFORMATION PRESENTED IN THIS SUPPLEMENT.

                        REINSURANCE PAYMENTS FOR CYE `01

This section presents the statewide reinsurance paid per member per month to health plans for the period October 1, 2000 through September 30, 2001. When estimating reinsurance, the bidder should consider all changes to the reinsurance program effective October 1, 2003. The bidder should also consider changes in rates and utilization from year to year.

See Section B, Program Changes, for reinsurance deductible level changes effective October 1, 2003. The bidder should note that all bids should be prepared assuming the deductible levels for statewide enrollment of 0-35,000 members ($20,000). If the health plan's statewide enrollment exceeds 35,000 members, their capitation rates will be adjusted upwards where applicable, to offset the higher deductible levels.

                                 [AHCCCS LOGO]

                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM

                        ACUTE CARE REQUEST FOR PROPOSAL

                      OCTOBER 1, 2003 - SEPTEMBER 30, 2006

                                 [AHCCCS LOGO]

                                 AHCCCS MISSION

                       REACHING ACROSS ARIZONA TO PROVIDE
                     COMPREHENSIVE, QUALITY HEALTH CARE FOR
                                  THOSE IN NEED.

                                 AHCCCS VISION

                  SHAPING TOMORROW'S MANAGED HEALTH CARE...FROM
                  TODAY'S EXPERIENCE, QUALITY AND INNOVATION.

                                 AHCCCS CUSTOMER

                   DEPENDING ON THE CHANGING ROLE OF AHCCCS WE
                    RECOGNIZE DIFFERENT INTERNAL AND EXTERNAL
                   CUSTOMERS, BUT WE HAVE ONLY ONE FUNDAMENTAL
                        FOCUS THAT INSPIRES OUR EFFORTS:

                              OUR PRIMARY CUSTOMERS
                               ARE AHCCCS MEMBERS.

                                                      CONTRACT/RFP NO. YH04-0001

                  ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                         SOLICITATION, OFFER AND AWARD
                     REQUEST FOR PROPOSAL NUMBER YH04-0001

DATE ISSUED:   FEBRUARY 3, 2003             ISSUED BY:                 AHCCCSA
                                                                       CONTRACTS AND PURCHASING
SUBJECT OF SOLICITATION:                                               701 E. JEFFERSON AVE.
ACUTE CARE SERVICES                                                    PHOENIX, AZ 85034
TERM OF CONTRACT: 10/1/03- 9/30/06

   QUESTIONS CONCERNING THIS SOLICITATION SHALL BE SUBMITTED TO MICHAEL VEIT,
             (602) 417-4762 OR E-MAIL OF MJVEIT@AHCCCS.STATE.AZ.US

I. SOLICITATION

In accordance with A.R.S. Section 36-2901, which is incorporated herein by reference, competitive sealed proposals will be received at the address above, until 3:00 p.m. local time, March 31, 2003. Proposals must be in the actual possession of AHCCCSA on or prior to the time and date and at the location indicated above. LATE PROPOSALS WILL NOT BE CONSIDERED. Proposals must be submitted in a sealed envelope or package (original and 7 copies) with the Solicitation Number and the offeror's name and address clearly indicated on the envelope or package. All proposals must be completed in ink or typewritten. Additional instructions for preparing a proposal are included in this solicitation document.

                               TABLE OF CONTENTS

A.     SOLICITATION, OFFER AND AWARD.............................    1
B.     RATES.....................................................    6
C.     DEFINITIONS...............................................    7
D.     PROGRAM REQUIREMENTS......................................   15
E.     CONTRACT CLAUSES..........................................   73
F.     INDEX.....................................................   81
G.     REPRESENTATIONS & CERTIFICATIONS..........................   84
H.     EVALUATION FACTORS........................................   93
I.     INSTRUCTIONS TO OFFERORS..................................   96
J.     ATTACHMENTS...............................................  110

II.    OFFER (Must be fully completed by Offeror)

The undersigned Offeror hereby agrees, if this offer is accepted within 120 days of receipt of proposals, to provide all services in accordance with the terms and requirements stated herein, including all attachments, amendments, and Best-and-Final Offers (if any).

Name of Offeror:______________________________________Phone:____________________

Address:______________________________________________Fax:______________________

City/State/Zip:_______________________________________Email: ___________________

Printed Name of Person Authorized to Sign Offer:________________________________

Offeror's Signature:__________________________________Date:_____________________

III. AWARD (To be completed by AHCCCSA)

The offer, including all attachments, amendments and Best-and-Final Offers (if any), contained herein, is accepted. Awarded this___________day of _______________, 2003.

-----------------------------------------------
Michael Veit, as AHCCCS Contracting Officer

                               - 1 -

                                                                Acute Care RFP
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

                                                      CONTRACT/RFP NO. YH04-0001

                               TABLE OF CONTENTS

SOLICITATION, OFFER AND AWARD ........................................    1

SECTION B: CAPITATION RATES ..........................................    6

SECTION C: DEFINITIONS ...............................................    7

SECTION D: PROGRAM REQUIREMENTS ......................................   15

1.  TERM OF CONTRACT AND OPTION TO RENEW .............................   15
2.  ELIGIBILITY CATEGORIES ...........................................   16
3.  ENROLLMENT AND DISENROLLMENT .....................................   17
4.  ANNUAL ENROLLMENT CHOICE .........................................   19
5.  OPEN ENROLLMENT ..................................................   20
6.  AUTO-ASSIGNMENT ALGORITHM ........................................   20
7.  AHCCCS MEMBER IDENTIFICATION CARDS ...............................   20
8.  MAINSTREAMING OF AHCCCS MEMBERS ..................................   20
9.  TRANSITION OF MEMBERS ............................................   21
10. SCOPE OF SERVICES ................................................   21
11. SPECIAL HEALTH CARE NEEDS ........................................   29
12. BEHAVIORAL HEALTH SERVICES .......................................   29
13. AHCCCS MEDICAL POLICY MANUAL .....................................   31
14. MEDICAID IN THE PUBLIC SCHOOLS (MIPS) ............................   31
15. PEDIATRIC IMMUNIZATIONS AND THE VACCINE FOR CHILDREN PROGRAM .....   31
16. STAFF REQUIREMENTS AND SUPPORT SERVICES ..........................   32
17. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS ................   33
18. MEMBER INFORMATION ...............................................   33
19. MEMBER SURVEYS ...................................................   34
20. CULTURAL COMPETENCY ..............................................   34
21. MEDICAL RECORDS ..................................................   35
22. ADVANCE DIRECTIVES ...............................................   35
23. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM) ............   36
24. PERFORMANCE STANDARDS ............................................   37
25. GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS ..........   39
26. QUARTERLY GRIEVANCE REPORT .......................................   39
27. NETWORK DEVELOPMENT ..............................................   39
28. PROVIDER AFFILIATION TRANSMISSION ................................   41
29. NETWORK MANAGEMENT ...............................................   41
30. PRIMARY CARE PROVIDER STANDARDS ..................................   41
31. MATERNITY CARE PROVIDER STANDARDS ................................   42
32. REFERRAL PROCEDURES AND STANDARDS ................................   43
33. APPOINTMENT STANDARDS ............................................   44
34. FEDERALLY QUALIFIED HEALTH CENTERS (FQHC) ........................   45
35. PROVIDER MANUAL ..................................................   45
36. PROVIDER REGISTRATION ............................................   46
37. SUBCONTRACTS .....................................................   46
38. CLAIMS PAYMENT SYSTEM ............................................   48
39. SPECIALTY CONTRACTS ..............................................   48
40. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT ........................   49
41. NURSING FACILITY REIMBURSEMENT ...................................   49
42. PHYSICIAN INCENTIVES .............................................   50

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                                                      CONTRACT/RFP NO. YH04-0001

43. MANAGEMENT SERVICES SUBCONTRACTORS ...............................   50
44. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS .........................   51
45. MINIMUM CAPITALIZATION REQUIREMENTS ..............................   51
46. PERFORMANCE BOND OR BOND SUBSTITUTE ..............................   52
47. AMOUNT OF PERFORMANCE BOND .......................................   52
48. ACCUMULATED FUND DEFICIT .........................................   53
49. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS ...................   53
50. FINANCIAL VIABILITY STANDARDS / PERFORMANCE GUIDELINES ...........   53
51. SEPARATE INCORPORATION ...........................................   54
52. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP ...................   54
53. COMPENSATION .....................................................   54
54. PAYMENTS TO CONTRACTORS ..........................................   56
55. CAPITATION ADJUSTMENTS ...........................................   57
56. INCENTIVES .......................................................   57
57. REINSURANCE ......................................................   58
58. COORDINATION OF BENEFITS / THIRD PARTY LIABILITY .................   61
59. COPAYMENTS .......................................................   63
60. MEDICARE SERVICES AND COST SHARING ...............................   64
61. MARKETING ........................................................   64
62. CORPORATE COMPLIANCE .............................................   64
63. RECORDS RETENTION ................................................   65
64. DATA EXCHANGE REQUIREMENTS .......................................   65
65. ENCOUNTER DATA REPORTING .........................................   66
66. ENROLLMENT AND CAPITATION TRANSACTION UPDATES ....................   67
67. PERIODIC REPORT REQUIREMENTS .....................................   67
68. REQUESTS FOR INFORMATION .........................................   68
69. DISSEMINATION OF INFORMATION .....................................   68
70. OPERATIONAL AND FINANCIAL READINESS REVIEWS ......................   68
71. OPERATIONAL AND FINANCIAL REVIEWS ................................   68
72. SANCTIONS ........................................................   69
73. BUSINESS CONTINUITY PLAN .........................................   70
74. TECHNOLOGICAL ADVANCEMENT ........................................   70
75. PENDING LEGISLATIVE / OTHER ISSUES ...............................   71
76. BALANCED BUDGET ACT OF 1997 (BBA) ................................   71
77. HEALTHCARE GROUP OF ARIZONA ......................................   72

SECTION E: CONTRACT CLAUSES ..........................................   73

 1) APPLICABLE LAW ...................................................   73
 2) AUTHORITY ........................................................   73
 3) ORDER OF PRECEDENCE ..............................................   73
 4) CONTRACT INTERPRETATION AND AMENDMENT ............................   73
 5) SEVERABILITY .....................................................   73
 6) RELATIONSHIP OF PARTIES ..........................................   73
 7) ASSIGNMENT AND DELEGATION ........................................   73
 8) GENERAL INDEMNIFICATION ..........................................   73
 9) INDEMNIFICATION -- PATENT AND COPYRIGHT ..........................   74
10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS ...........   74
11) ADVERTISING AND PROMOTION OF CONTRACT ............................   74
12) PROPERTY OF THE STATE ............................................   74
13) THIRD PARTY ANTITRUST VIOLATIONS .................................   74
14) RIGHT TO ASSURANCE ...............................................   74

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

                                                      CONTRACT/RFP NO. YH04-0001

15) TERMINATION FOR CONFLICT OF INTEREST .............................   74
16) GRATUITIES .......................................................   75
17) SUSPENSION OR DEBARMENT ..........................................   75
18) TERMINATION FOR CONVENIENCE ......................................   75
19) TERMINATION FOR DEFAULT ..........................................   75
20) TERMINATION - AVAILABILITY OF FUNDS ..............................   76
21) RIGHT OF OFFSET ..................................................   76
22) NON-EXCLUSIVE REMEDIES ...........................................   76
23) NON-DISCRIMINATION ...............................................   76
24) EFFECTIVE DATE ...................................................   76
25) INSURANCE ........................................................   76
26) DISPUTES .........................................................   77
27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS ......................   77
28) INCORPORATION BY REFERENCE .......................................   77
29) COVENANT AGAINST CONTINGENT FEES .................................   77
30) CHANGES ..........................................................   77
31) TYPE OF CONTRACT .................................................   77
32) AMERICANS WITH DISABILITIES ACT ..................................   77
33) WARRANTY OF SERVICES .............................................   78
34) NO GUARANTEED QUANTITIES .........................................   78
35) CONFLICT OF INTEREST .............................................   78
36) DISCLOSURE OF CONFIDENTIAL INFORMATION ...........................   78
37) COOPERATION WITH OTHER CONTRACTORS ...............................   78
38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY ............................   78
39) OWNERSHIP OF INFORMATION AND DATA ................................   78
40) AHCCCSA RIGHT TO OPERATE CONTRACTOR ..............................   79
41) AUDITS AND INSPECTIONS ...........................................   79
42) LOBBYING .........................................................   79
43) CHOICE OF FORUM ..................................................   80

SECTION F: INDEX - PROGRAM REQUIREMENTS AND CONTRACT CLAUSES .........   81

SECTION G: REPRESENTATIONS AND CERTIFICATIONS OF OFFEROR .............   84

SECTION H: EVALUATION FACTORS AND SELECTION PROCESS ..................   93

SECTION I: INSTRUCTIONS TO OFFERORS ..................................   96

SECTION J: LIST OF ATTACHMENTS .......................................  110

ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS .........................  111

1)  ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES .........  111
2)  AWARDS OF OTHER SUBCONTRACTS .....................................  111
3)  CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND
    LABORATORY TESTING ...............................................  111
4)  CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION ..................  111
5)  CLINICAL LABORATORY IMPROVEMENT AMENDMENTS OF 1988 ...............  111
6)  COMPLIANCE WITH AHCCCSA RULES RELATING TO AUDIT AND INSPECTION ...  111
7)  COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS ......................  112
8)  CONFIDENTIALITY REQUIREMENT ......................................  112
9)  CONFLICT IN INTERPRETATION OF PROVISIONS .........................  112
10) CONTRACT CLAIMS AND DISPUTES .....................................  112
11) ENCOUNTER DATA REQUIREMENT .......................................  112

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

                                                      CONTRACT/RFP NO. YH04-0001

12) EVALUATION OF QUALITY, APPROPRIATENESS, OR
    TIMELINESS OF SERVICES ...........................................   112
13) FRAUD AND ABUSE ..................................................   112
14) GENERAL INFORMATION ..............................................   112
15) INSURANCE ........................................................   112
16) LIMITATIONS ON BILLING AND COLLECTION PRACTICES ..................   113
17) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND
    PROVIDE SERVICES .................................................   113
18) NON-DISCRIMINATION REQUIREMENTS ..................................   113
19) PRIOR AUTHORIZATION AND UTILIZATION REVIEW .......................   113
20) RECORDS RETENTION ................................................   113
21) SEVERABILITY .....................................................   113
22) SUBJECTION OF SUBCONTRACT ........................................   114
23) TERMINATION OF SUBCONTRACT .......................................   114
24) VOIDABILITY OF SUBCONTRACT .......................................   114
25) WARRANTY OF SERVICES .............................................   114

ATTACHMENT B: MINIMUM NETWORK STANDARDS ..............................   115

ATTACHMENT C: MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT ............   126

ATTACHMENT D (1): SAMPLE LETTER OF INTENT ............................   132

ATTACHMENT D (2): NETWORK SUBMISSION REQUIREMENTS ....................   136

ATTACHMENT E: INSTRUCTIONS FOR PREPARING CAPITATION PROPOSAL .........   150

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS ...........................   152

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM ..............................   154

ATTACHMENT H (1): ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY .....   157

ATTACHMENT H (2): PROVIDER GRIEVANCE SYSTEM STANDARDS AND POLICY .....   161

ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS ......................   163

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE .............................   166

ATTACHMENT K: OFFEROR'S CHECKLIST ....................................   169

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                                      - 5 -

CAPITATION RATES                                      CONTRACT/RFP NO. YH04-0001

SECTION B: CAPITATION RATES

PRE-CONTRACT AWARD

         1. The Contractor shall assume in the capitation rate calculation that services will be provided as described in this solicitation.

         2. The first page following this page must be a certification that the capitation rates submitted by the Offeror are actuarially sound by an actuary who is a member of the American Academy of Actuaries.

         3. The Capitation Rate Calculation Sheets (CRCS) will be generated by the Web application, described in Attachment E. The Offeror must complete two such CRCS for each risk group and Geographical Service Area (GSA) it is bidding. One CRCS is to be bid with Prescription Drug expenditures included and one CRCS is to be bid without Prescription Drug expenditures. The Offeror should insert a print out of the CRCS bid sheets after the actuarial certification.

         4. In the event that the Web application bid submission differs from the bid submission included with this section, the bid submitted via the Web application will prevail.

POST-CONTRACT AWARD

The Contractor shall provide services as described in this contract. In consideration for these services, the Contractor will be paid the attached Contractor specific rates for the term October 1, 2003 through September 30, 2004.

SEE ATTACHED.

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                                      - 6 -

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

SECTION C: DEFINITIONS

1931 Eligible individuals and families under the 1931 provision of the Social Security Act, with household income levels at or below 100% of the FPL.

ADHS Arizona Department of Health Services, the state agency mandated to serve the public health needs of all Arizona citizens.

ADHS BEHAVIORAL            A Title XIX or Title XXI acute care member who is
HEALTH RECIPIENT           eligible for, and is receiving, behavioral health
                           services through ADHS and its subcontractors.

AGENT Any person who has been delegated the authority to obligate or act on behalf of another person or entity.

AHCCCS Arizona Health Care Cost Containment System, which is composed of the Administration, Contractors, and other arrangements through which health care services are provided to an eligible person, as defined by A.R.S. Section 36-2902, et seq.

AHCCCS BENEFITS            See "COVERED SERVICES".

AHCCCS MEMBER              See "MEMBER".

AHCCCSA                    Arizona Health Care Cost Containment System
                           Administration.

ALTCS The Arizona Long Term Care System, a program under AHCCCSA that delivers long term, acute, behavioral health and case management services to members, as authorized by A.R.S. Section 36-2932.

AMBULATORY                 Preventive, diagnostic and treatment services
CARE                       provided on an outpatient basis by physicians, nurse
                           practitioners, physician assistants and other health care providers.

AMPM                       AHCCCS Medical Policy Manual.

ANNUAL                     The opportunity, given each member annually, to
ENROLLMENT                 change to another Contractor in their GSA.
CHOICE (AEC)

ARIZONA                    State regulations established pursuant to relevant
ADMINISTRATIVE             statutes. For purposes of this solicitation, the
CODE (A.A.C.)              relevant sections of the AAC are referred to
                           throughout this document as "AHCCCS Rules".

A.R.S.                     Arizona Revised Statutes.

BBA                        The Balanced Budget Act of 1997.

BCCTP Breast and Cervical Cancer Treatment Program, a Title XIX eligibility expansion program for women who are not otherwise Title XIX eligible and are diagnosed as needing treatment for breast and/or cervical cancer or lesions.

BIDDER'S LIBRARY           A repository of manuals, statutes, rules and other
                           reference material located at the AHCCCS Central office in Phoenix. A limited, virtual library is located on the AHCCCS website at www.ahcccs.state.az.us.

BOARD CERTIFIED            An individual who has successfully completed all
                           prerequisites of the respective specialty board and successfully passed the required examination for certification.

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

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

CAPITATION                 Payment to Contractor by AHCCCSA of a fixed monthly
                           payment per person in advance for which the Contractor provides a full range of covered services as authorized under A.R.S. Section 36-2904 and
                           Section 36-2907.

CATEGORICALLY              Member eligible for Medicaid under Title XIX of the
LINKED TITLE XIX           Social Security Act including those eligible under
MEMBER                     1931 provisions of the Social Security Act, Sixth
                           Omnibus Budget Reconciliation Act (SOBRA),
                           Supplemental Security Income (SSI), SSI-related groups. To be categorically linked, the member must be aged 65 or over, blind, disabled, a child under age 19, a parent of a dependent child, or pregnant.

CLEAN CLAIM                A claim that may be processed without obtaining
                           additional information from the provider of service or from a third party; but does not include claims under investigation for fraud or abuse or claims under review for medical necessity.

CMS (FORMERLY HCFA)        Centers for Medicare and Medicaid Services, an
                           organization within the U.S. Department of Health and Human Services, which administers the Medicare and Medicaid programs and the State Children's Health
                           Insurance Program.

COMPETITIVE BID            A state procurement system used to select Contractors
PROCESS                    to provide covered services on a geographic basis.

CONTINUING                 An AHCCCS Contractor during CYE 03 that submits a
OFFEROR                    proposal pursuant to this solicitation.
(INCUMBENT)

CONTRACT                   See "COVERED SERVICES".
SERVICES

CONTRACT YEAR              Corresponds to Federal fiscal year (Oct. 1 through
(CY)                       Sept. 30). For example, Contract Year 04 is 10/01/03
                           - 9/30/04.

CONTRACTOR                 An organization or entity agreeing through a direct
                           contracting relationship with AHCCCSA to provide the goods and services specified by this contract in conformance with the stated contract requirements, AHCCCS statute and rules and Federal law and regulations.

CONVICTED                  A judgment of conviction has been entered by a
                           Federal, State or local court, regardless of whether an appeal from that judgment is pending.

COPAYMENT                  A monetary amount specified by the Director that the
                           member pays directly to a Contractor or provider at the time covered services are rendered, as defined in R9-22-107.

COVERED SERVICES           Health care services to be delivered by a Contractor
                           which are designated in Section D of this contract, AHCCCS Rules R9-22, Article 2 and R9-31, Article 2 and the AMPM.

CRS The Children's Rehabilitative Services administered by ADHS, as defined in R9-22-114.

CY                         See "CONTRACT YEAR".

CYE                        Contract Year Ending; same as "CONTRACT YEAR".

DAYS Calendar days unless otherwise specified as defined in the text, as defined in R9-22-101.

DIRECTOR                   The Director of AHCCCSA.

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                                      - 8 -

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

DISCLOSING ENTITY          An AHCCCS provider or a fiscal agent.

DISENROLLMENT              The discontinuance of a member's ability to receive
                           covered services through a Contractor.

DME Durable Medical Equipment, which is an item, or appliance that can withstand repeated use, is designated to serve a medical purpose, and is not generally useful to a person in the absence of a medical condition, illness or injury as defined in R9-22-102.

DUAL ELIGIBLE              A member who is eligible for both Medicare and
                           Medicaid.

ELIGIBILITY                A process of determining, through a written
DETERMINATION              application and required documentation, whether an
                           applicant meets the qualifications for Title XIX or Title XXI.

EMERGENCY                  A medical condition manifesting itself by acute
MEDICAL                    symptoms of sufficient severity (including severe
CONDITION                  pain) such that a prudent layperson, who possesses an
                           average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: a) placing the patient's health (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; b) serious impairment to bodily functions;
                           or c) serious dysfunction of any bodily organ or part.

EMERGENCY                  Covered inpatient and outpatient services provided
MEDICAL SERVICE            after the sudden onset of an emergency medical
                           condition as defined above. These services must be furnished by a qualified provider, and must be necessary to evaluate or stabilize the emergency medical condition.

ENCOUNTER                  A record of a health care related service rendered by
                           a provider or providers registered with AHCCCSA to a member who is enrolled with a Contractor on the date of service.

ENROLLEE A Medicaid recipient who is currently enrolled with a contractor.

ENROLLMENT                 The process by which an eligible person becomes a
                           member of a Contractor's health plan.

EPSDT Early and Periodic Screening, Diagnosis and Treatment; services for persons under 21 years of age as described in AHCCCS rules R9-22, Article 2.

FAMILY PLANNING            A program that provides only family planning services
SERVICES                   for a maximum of 24 months to SOBRA women whose
EXTENSION                  pregnancy has ended and who are not otherwise
PROGRAM                    eligible for full Title XIX services.

FEDERALLY                  An entity which meets the requirements and receives a
QUALIFIED HEALTH           grant and funding pursuant to Section 330 of the
CENTER (FQHC)              Public Health Service Act. An FQHC includes an
                           outpatient health program or facility operated by a tribe or tribal organization under the Indian
                           Self-Determination Act (PL 93-638) or an urban Indian organization receiving funds under Title V of the Indian Health Care Improvement Act.

FEE-FOR-SERVICE            A method of payment to registered providers on an
(FFS)                      amount per service basis.

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

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

FES Federal emergency services program covered under R9-22-217, to treat an emergency medical condition for a member who is determined eligible under A.R.S.
                           Section 36-2903.03 (D).

FFP Federal financial participation (FFP) refers to the contribution that the Federal government makes to the Title XIX and Title XXI program portions of AHCCCS as defined in 42 CFR 400.203.

FISCAL YEAR (FY)           The budget year - Federal Fiscal Year: October 1
                           through September 30; State fiscal year: July 1 through June 30.

FREEDOM TO WORK            A Federal program that expands Title XIX eligibility
(TICKET TO WORK)           to individuals, 16 through 64 years old, who are
                           disabled and whose earned income, after allowable deductions, is at or below 250% of the Federal
                           Poverty Level.

GATEKEEPER                 Primary care provider who is primarily responsible
                           for all medical treatment rendered, who makes referrals as necessary, and who coordinates and monitors the member's treatment.

GEOGRAPHIC                 A specific county or defined grouping of counties
SERVICE AREA               designated by AHCCCSA within which a Contractor
(GSA)                      provides, directly or through subcontract, covered
                           health care to members enrolled with that Contractor.

HEALTHCARE                 A prepaid medical coverage plan marketed to small,
GROUP OF ARIZONA           uninsured businesses and political subdivisions
(HCG)                      within the state.

HEALTH                     Various forms of plan organization, including staff
MAINTENANCE                and group models that meet the HMO licensing
ORGANIZATION               requirements of the Federal and/or State government
(HMO)                      and offer a full array of health care services to
                           members on a capitated basis.

HEALTH PLAN                See "CONTRACTOR".

HIFA Health Insurance Flexibility and Accountability Act, a demonstration initiative by CMS, which targets State Children's Health Insurance Program (Title XXI) funding for populations with incomes below 200 percent of the Federal Poverty Level, seeking to maximize private health insurance coverage options.

HIFA PARENTS               Parents of Medicaid and KidsCare eligible children
                           who are eligible for AHCCCS benefits under the HIFA
                           Waiver. All eligible parents must pay a monthly premium based on household income.

IBNR Incurred But Not Reported liability for services rendered for which claims have not been received.

IHS Indian Health Service authorized as a Federal agency pursuant to 25 U.S.C. 1661.

KIDSCARE Individuals under the age of 19, eligible under the SCHIP program, in households with income at or below 200% FPL. Children, in households with incomes between 150% and 200% of the FPL, may participate in the program, but are required to pay a premium amount based on the number of children in the family and the gross family income.

                                                                Acute Care RFP
                                                                February 3, 2003

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

LIEN A legal claim, filed with the County Recorder's office in which a member resides and in the county an injury was sustained, for the purpose of ensuring that AHCCCS receives reimbursement for medical services paid. The lien is attached to any settlement the member may receive as a result of an injury.

MANAGED CARE               Systems that integrate the financing and delivery of
                           health care services to covered individuals by means of arrangements with selected providers to furnish comprehensive services to members; establish explicit criteria for the selection of health care providers;
                           have financial incentives for members to use providers and procedures associated with the plan;
                           and have formal programs for quality, utilization management and the coordination of care.

MANAGEMENT                 A person or organization that agrees to perform any
SERVICES                   administrative function or service for the
SUBCONTRACTOR              Contractor, specifically related to securing or
                           fulfilling the Contractor's obligations to AHCCCSA, under the terms of this contract.

MANAGING                   A general manager, business manager, administrator,
EMPLOYEE                   director, or other individual who exercises
                           operational or managerial control over, or who directly or indirectly conducts the day-to-day operation of an institution, organization or agency.

MATERIAL                   Facts, data or other information excluded from a
OMISSION                   report, contract, etc., the absence of which could
                           lead to erroneous conclusions following reasonable review of such report, contract, etc.

MEDICAID A Federal/State program authorized by Title XIX of the Social Security Act, as amended.

MEDICAL EXPENSE            Title XIX Waiver member whose family income is more
DEDUCTION (MED)            than 100% of the Federal Poverty Level and has family
                           medical expenses that reduce income to or below 40% of the Federal Poverty Level. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

MEDICARE A Federal program authorized by Title XVIII of the Social Security Act, as amended.

MEDICARE HMO               A Health Maintenance Organization or Comprehensive
                           Medical Plan, which provides Medicare services to Medicare beneficiaries pursuant to a Medicare risk contract with CMS under Section 1876 of the Social
                           Security Act.

MEMBER An eligible person who is enrolled in the system, as defined in A.R.S. Section 36-2901, A.R.S. Section 36-2981 and A.R.S. Section 36-2981.01.

NEW OFFEROR                An organization or entity that submits a proposal in
                           response to this solicitation and which has not been an AHCCCS Contractor during CYE 03.

NON-CONTRACTING            A person who provides services as prescribed in
PROVIDER                   A.R.S. Section 36-2939 and who does not have a
                           subcontract with an AHCCCS Contractor.

OFFEROR An organization or other entity that submits a proposal to the Administration in response to this RFP, as defined in R9-22-106.

PERFORMANCE                A set of standardized indicators designed to assist
STANDARDS                  AHCCCSA in evaluating, comparing and improving the
                           performance of its Contractors. Specific descriptions of health services measurement goals are found in Section D, Paragraph 24, Performance Standards.

                                                                Acute Care RFP
                                                                February 3, 2003

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

PMMIS                      AHCCCSA's Prepaid Medical Management Information
                           System.

POTENTIAL                  A Medicaid eligible recipient who is not enrolled
ENROLLEE                   with a contractor.

POST                       Medically necessary services, related to an emergency
STABILIZATION              medical condition, provided after the member's
SERVICES                   condition is sufficiently stabilized so that the
                           member could alternatively be safely discharged or transferred to another location. The services must be provided at the site where the member was treated for the emergency medical condition.

PRIMARY CARE               An individual who meets the requirements of
PROVIDER (PCP)             A.R.S. Section 36-2901, and who is PCP responsible
                           for the management of a member's health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or Chapter 17 or a practitioner defined as a physician assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S.
                           Title 32, Chapter 15.

PRIOR PERIOD               The period of time, prior to the member's enrollment,
                           during which a member is eligible for covered services. The time frame is from the effective date of eligibility to the day a member is enrolled with a Contractor.

PROVIDER Any person or entity who contracts with AHCCCSA or a Contractor for the provision of covered services to members according to the provisions A.R.S. Section 36-2901 or any subcontractor of a provider delivering services pursuant to A.R.S. Section 36-2901.

QUALIFIED                  A person, eligible under A.R.S. Section 36-2971(6),
MEDICARE                   who is entitled to Medicare Part A insurance and
BENEFICIARY                meets certain income and residency requirements of
(QMB)                      the Qualified Medicare Beneficiary program. A QMB,
                           who is also eligible for Medicaid, is commonly referred to as a QMB dual eligible.

RATE CODE                  Eligibility classification for capitation payment
                           purposes.

REGIONAL                   An organization under contract with ADHS, who
BEHAVIORAL                 administers covered behavioral health services in a
HEALTH                     geographically specific area of the state. Tribal
AUTHORITY (RBHA)           governments, through an agreement with ADHS, may
                           operate a tribal regional behavioral health authority
                           (TRBHA) for the provision of behavioral health services to Native American members living on-reservation.

REINSURANCE                A risk-sharing program provided by AHCCCSA to
                           Contractors for the reimbursement of certain contract service costs incurred for a member beyond a certain monetary threshold.

RELATED PARTY              A party that has, or may have, the ability to control
                           or significantly influence a Contractor, or a party that is, or may be, controlled or significantly influenced by a Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

RISK GROUP                 Grouping of rate codes that are paid at the same
                           capitation rate.

RFP Request For Proposal is a document prepared by AHCCCSA, which describes the services required and instructs prospective offerors about how to prepare a response (proposal), as defined in R9-22-106.

                                                                  Acute Care RFP
                                                                February 3, 2003

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

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

SCHIP State Children's Health Insurance Program under Title XXI of the Social Security Act.

SCOPE OF SERVICES          See "COVERED SERVICES".

SES State emergency services program covered under R9-22-217 to treat an emergency medical condition for a qualified alien or non-citizen who is determined eligible under A.R.S. Section 36-2901.06.

SOBRA Section 9401 of the Sixth Omnibus Budget and Reconciliation Act, 1986, amended by the Medicare Catastrophic Coverage Act of 1988, U.S.C. 1396a(a)(10)(A)(ii)(IX), November 5, 1990.

SPECIAL HEALTH             Members with special health care needs are those
CARE NEEDS                 members who have serious and chronic physical,
                           developmental or behavioral conditions, and who also require medically necessary health and related services of a type or amount beyond that required by members generally.

STATE                      The State of Arizona.

STATE PLAN                 The written agreements between the State and CMS
                           which describe how the AHCCCS program meets CMS requirements for participation in the Medicaid program and the State Children's Health Insurance
                           Program.

SUBCONTRACT                An agreement entered into by the Contractor with a
                           provider of health care services, who agrees to furnish covered services to members or with any other organization or person who agrees to perform any administrative function or service for the Contractor specifically related to fulfilling the Contractor's obligations to AHCCCSA under the terms of this contract, as defined in R9-22-101.

SUBCONTRACTOR              (1) A person, agency or organization with which the
                           Contractor has contracted or delegated some of its management functions or responsibilities to provide covered services to its members; or (2) A person, agency or organization with which a fiscal agent has entered into a contract, agreement, purchase order or lease (or leases of real property) to obtain space, supplies, equipment or services provided under the AHCCCS agreement.

SUPPLEMENTAL               Federal cash assistance program under Title XVI of
SECURITY INCOME            the Social Security Act.
(SSI)

TEMPORARY                  A Federal cash assistance program under Title IV of
ASSISTANCE TO              the Social Security Act established by the Personal
NEEDY FAMILIES             Responsibility and Work Opportunity Act of 1996. It
(TANF)                     replaced Aid To Families With Dependent Children
                           (AFDC).

THIRD PARTY                An individual, entity or program that is or may be
                           liable to pay all or part of the medical cost of injury, disease or disability of an AHCCCS applicant or member, as defined in R9-22-1001.

THIRD PARTY                The resources available from a person or entity that
LIABILITY                  is, or may be, by agreement, circumstance or
                           otherwise, liable to pay all or part of the medical expenses incurred by an AHCCCS applicant or member, as defined in R9-22-1001.

                                                                  Acute Care RFP
                                                                February 3, 2003

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

DEFINITIONS                                           CONTRACT/RFP NO. YH04-0001

TITLE XIX MEMBER           Member eligible for Federally funded Medicaid
                           programs under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act, Sixth Omnibus Budget
                           Reconciliation Act (SOBRA), Supplemental Security
                           Income (SSI), SSI-related groups, Title XIX Waiver groups, Medicare Cost Sharing groups, Breast and
                           Cervical Cancer Treatment program and Freedom to
                           Work.

TITLE XIX WAIVER           All MED (Medical Expense Deduction) members, and
MEMBER                     adults or childless couples at or below 100% of the
                           Federal Poverty Level who are not categorically linked to another Title XIX program. This would also include Title XIX linked individuals whose income exceeds the limits of the categorical program.

TITLE XXI MEMBER           Member eligible for acute care services under Title
                           XXI of the Social Security Act, referred to in Federal legislation as the "State Children's Health
                           Insurance Program" (SCHIP and HIFA). The Arizona version of SCHIP is referred to as "KidsCare."

TRIBAL FACILITY            A facility that is operated by an Indian tribe and
(638 TRIBAL                that is authorized to provide services pursuant to
FACILITY)                  Public Law 93-638, as amended.

WWHP Well Woman Healthcheck Program, administered by the Arizona Department of Health Services and funded by the Centers for Disease Control and Prevention.

YEAR                       See "Contract Year".

[END OF DEFINITIONS]

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

SECTION D: PROGRAM REQUIREMENTS

1.       TERM OF CONTRACT AND OPTION TO RENEW

The initial term of this contract shall be 10/1/03 through 9/30/06, with two one-year options to renew. All contract renewals shall be through contract amendment. AHCCCSA shall issue amendments prior to the end date of the contract when there is an adjustment to capitation rates and/or changes to the scope of service contained herein. Changes to scope of service include but are not limited to changes in the enrolled population, changes in covered services, changes in GSA's

If the Contractor has been awarded a contract in more than one GSA, each such contract will be considered separately renewable. AHCCCSA may renew the Contractor's contract in one GSA, but not in another. In addition, if the Contractor has had significant problems of non-compliance in one GSA, it may result in the capping of the Contractor's enrollment in all GSAs. Further, AHCCCSA may require the Contractor to renew all currently awarded GSA's, or may terminate the contract if the Contractor does not agree to renew all currently awarded GSA's.

When AHCCCSA issues an amendment to the contract, the provisions of such renewal will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the renewal amendment. If the Contractor provides such notification, AHCCCSA will initiate contract termination proceedings.

CONTRACTOR'S NOTICE OF INTENT NOT TO RENEW: If the Contractor chooses not to renew this contract, the Contractor may be liable for certain costs associated with the transition of its members to a different health plan. If the Contractor provides AHCCCSA written notice of its intent not to renew this contract at least 180 days before its expiration, this liability for transition costs may be waived by AHCCCSA.

CONTRACT TERMINATION: In the event the contract, or any portion thereof, is terminated for any reason, or expires, the Contractor shall assist AHCCCSA in the transition of its members to other contractors, and shall abide by standards and protocols set forth in Paragraph 9, Transition of Members. In addition, AHCCCSA reserves the right to extend the term of the contract on a month-to-month basis to assist in any transition of members. The Contractor shall make provision for continuing all management and administrative services until the transition of all members is completed and all other requirements of this contract are satisfied. The Contractor shall be responsible for providing all reports set forth in this contract and necessary for the transition process and shall be responsible for the following:

a.       Notification of subcontractors and members.

b. Payment of all outstanding obligations for medical care rendered to members.

c. Until AHCCCSA is satisfied that the Contractor has paid all such obligations, the Contractor shall provide the following reports to
         AHCCCSA:

              (1) A monthly claims aging report by provider/creditor including
                  IBNR amounts;

              (2) A monthly summary of cash disbursements;

              (3) Copies of all bank statements received by the Contractor.

d. Such reports shall be due on the fifth day of each succeeding month for the prior month.

e. In the event of termination or suspension of the contract by AHCCCSA, such termination or suspension shall not affect the obligation of the Contractor to indemnify AHCCCSA for any claim by any third party against the State or AHCCCSA arising from the Contractor's performance of this contract and for which the Contractor would otherwise be liable under this contract.

f. Any dispute by the Contractor, with respect to termination or suspension of this contract by AHCCCSA, shall be exclusively governed by the provisions of Section E, Paragraph 26, Disputes.

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

g. Any funds, advanced to the Contractor for coverage of members for periods after the date of termination, shall be returned to AHCCCSA within 30 days of termination of the contract.

2.       ELIGIBILITY CATEGORIES

AHCCCS is Arizona's Title XIX Medicaid program operating under an 1115 Waiver and Title XXI program operating under Title XXI State Plan authority. Arizona has the authority to require mandatory enrollment in managed care. All members eligible for AHCCCS benefits, with few exceptions, are enrolled in acute care health plans and paid for on a capitated basis. AHCCCSA pays for health care expenses on a fee for service (FFS) basis for Title XIX and Title XXI eligible members who receive services through the Indian Health Service; for Title XIX eligible members who are entitled to emergency services under the Federal Emergency Services (FES) program; for Medicare cost sharing beneficiaries under QMB programs; and for the State Emergency Services (SES) Program.

The following describes the eligibility groups enrolled in the managed care program and covered under this contract.

TITLE XIX

         1931 (ALSO REFERRED TO AS TANF): Eligible individuals and families under the 1931 provision of the Social Security Act, with household income levels at or below 100% of the FPL.

         SSI AND SSI RELATED GROUPS: Eligible individuals receiving Supplemental Security Income (SSI) or who are aged, blind or disabled with household income levels at or below 100% of the FPL.

         FREEDOM TO WORK (TICKET TO WORK): Eligible individuals under the Title XIX expansion program that extends eligibility to individuals, 16 through 64 years old who meet SSI disability criteria, whose earned income, after allowable deduction, is at or below 250% of the FPL and who are not eligible for any other Medicaid program. These members must pay a premium to AHCCCSA ranging from $10 to $35, depending on income.

         SOBRA: Under the Sixth Omnibus Budget and Reconciliation Act of 1986, eligible pregnant women, with household income levels at or below 133% of the FPL, and children in families with household incomes ranging from below 100% to 133% of the FPL, depending on the age of the child.

         SOBRA FAMILY PLANNING: Family planning extension program that covers the costs for family planning services only, for a maximum of 24 months following the loss of SOBRA eligibility.

         BREAST AND CERVICAL CANCER TREATMENT PROGRAM (BCCTP): Eligible individuals under the Title XIX expansion program for women with income up to 250% of the FPL, who are diagnosed with and need treatment for breast and/or cervical cancer or cervical lesions and are not eligible for other Title XIX programs providing full Title XIX services. Eligible members cannot have other creditable health insurance coverage, including Medicare.

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

TITLE XIX WAIVER GROUP

         NON-MED: Eligible individuals and couples whose income is at or below 100% of the FPL, and who are not categorically linked to another Title XIX program.

         MED: Eligible individuals and families whose income is above 100% of the FPL with medical expenses that reduce income to or below 40% of the FPL.

TITLE XXI

         KIDSCARE: Individuals under the age of 19, whose income does not exceed 200% FPL. Children, in households with incomes between 150% and 200% of the FPL, may participate in the KidsCare program, but are required to pay a premium amount to AHCCCSA based on the number of children in the family and the gross family income.

         HIFA PARENTS: Non-Title XIX-eligible parents of KidsCare children or parents of Title XIX children who are eligible under the HIFA demonstration initiative waiver. HIFA parents are required to pay a premium to AHCCCSA ranging from $15 to $25 per parent (except Native American members). Due to funding considerations, this program has an enrollment cap.

3.       ENROLLMENT AND DISENROLLMENT

AHCCCSA has the exclusive authority to enroll and disenroll members. The Contractor shall not disenroll any member for any reason unless directed to do so by AHCCCSA. The Contractor may request AHCCCSA to change the member's enrollment in accordance with the AHCCCS Health Plan Change Policy. AHCCCSA will disenroll the member when the member becomes ineligible for the AHCCCS program, moves out of the health plan's service areas, changes contractors during the member's open enrollment/annual enrollment choice period or when approved for a health plan change through the AHCCCS Health Plan Change Policy. Eligibility for the various AHCCCS coverage groups is determined by one of the following agencies:

Social Security
Administration (SSA)       SSA determines eligibility for the Supplemental
                           Security Income (SSI) cash program. SSI cash recipients are automatically eligible for AHCCCS coverage.

Department of Economic
Security (DES)             DES determines eligibility for the families with
                           children under section 1931 of the Social Security
                           Act, pregnant women and children under SOBRA, the Adoption Subsidy Program, Title IV- E foster care children, Young Adult Transitional Insurance Program, the Federal Emergency Services program (FES), HIFA parents of SOBRA eligible children, the Title XIX
                           Waiver Members, and the State Emergency Services
                           (SES) program.

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

AHCCCSA AHCCCSA determines eligibility for the SSI/Medical Assistance Only groups, including the FES program for this population (aged, disabled, blind), the Arizona Long-Term Care System (ALTCS), the Qualified Medicare Beneficiary program and other Medicare cost sharing programs, BCCTP, the Freedom to Work program, the Title XXI KidsCare program, and HIFA parents of KidsCare children.

AHCCCS acute care members are enrolled with Contractors in accordance with the rules set forth in R9-22, Article 17, R9-31-306, 307, 309 and 1719.

HEALTH PLAN CHOICE

All AHCCCS members eligible for services covered under this contract have a choice of available health plans. Information about these health plans will be given to each applicant during the application process for AHCCCS benefits. If there is only one health plan available for the applicant's Geographic Service Area, no choice is offered as long as the health plan offers the member a choice of PCPs. Members who do not choose prior to AHCCCSA being notified of their eligibility, are automatically assigned to a health plan based on family continuity or the auto-assignment algorithm. See Section D, Paragraph 6, Auto-Assignment Algorithm, for further explanation.

Exceptions to the above enrollment policies for Title XIX members include previously enrolled members who have been disenrolled for less than 90 days. These members will be automatically enrolled with the same Contractor, if still available. Members who have less than 30 days of continued eligibility will not be enrolled with a Contractor, but will be placed on Fee for Service. FES and SES members are not enrolled with a health plan. Women, who become eligible for the Family Planning Services Extension Program, will remain assigned to their current health plan.

The effective date of enrollment for a new Title XIX member with the Contractor is the day AHCCCSA takes the enrollment action, generally the day prior to the date the Contractor receives notification from AHCCCSA via the daily roster. However, the Contractor is responsible for payment of medically necessary covered services retroactive to the member's beginning date of eligibility.

KidsCare members must select a health plan prior to being determined eligible and therefore, will not be auto-assigned. If the HIFA parent does not choose, they will be enrolled with their child's health plan following the enrollment rules set forth in R9-31-1719. When a member is transferred from Title XIX to Title XXI and has not made a health plan choice for Title XXI, the member will remain with their current health plan and a choice notice will be sent to the member. The member may then change plans no later than 16 days from the date the choice notice is sent.

The effective date of enrollment for a Title XXI member, including HIFA parents, will be the first day of the month following notification to the health plan, with few exceptions.

PRIOR PERIOD COVERAGE: AHCCCS provides prior period coverage for the period of time, prior to the Title XIX member's enrollment, during which a member is eligible for covered services. The time frame is from the effective date of eligibility to the day a member is enrolled with the Contractor. The Contractor receives notification from the Administration of the member's enrollment. The Contractor is responsible for payment of all claims for medically necessary covered services provided to members during prior period coverage. This may include services provided prior to the contract year (See Section D, Paragraph 53, Compensation, for a description of the Contractor's reimbursement from AHCCCSA for this eligibility time period.)

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

NEWBORNS: Newborns, born to AHCCCS eligible mothers enrolled at the time of the child's birth, will be enrolled with the mother's contractor, when newborn notification is received by AHCCCSA. The Contractor is responsible for notifying AHCCCSA of a child's birth to an enrolled member. Capitation for the newborn will begin on the date notification is received by AHCCCSA (except for cases of births during prior period coverage). The effective date of AHCCCS eligibility will be the newborn's date of birth, and the Contractor is responsible for all covered services to the newborn whether or not AHCCCSA has received notification of the child's birth. AHCCCSA is currently available to receive notification calls 24 hours a day, 7 days a week. Eligible mothers of newborns are sent a letter advising them of their right to choose a different contractor for their child; the date of the change will be the date of processing the request from the mother. If the mother does not request a change, the child will remain with the mother's contractor.

Newborns of FES mothers are auto-assigned to a contractor and mothers of these newborns are sent a letter advising them of their right to choose a different contractor for their child. In the event the FES mother chooses a different contractor, AHCCCS will recoup all capitation paid to the originally assigned contractor and the baby will be enrolled retroactive to the date of birth in the second contractor. The second contractor will receive prior period capitation from the date of birth to the day before assignment and prospective capitation from the date of assignment forward. The second contractor will be responsible for all covered services to the newborn from date of birth.

ENROLLMENT GUARANTEES: Upon initial capitated enrollment as a Title XIX-eligible member, the member is guaranteed a minimum of five full months of continuous enrollment. Upon initial capitated enrollment as a Title XXI-eligible member, the member is guaranteed a minimum of 12 full months of continuous enrollment. Enrollment guarantees do not apply to HIFA parents. The enrollment guarantee is a one-time benefit. If a member changes from one contractor to another within the enrollment guarantee period, the remainder of the guarantee period applies to the new contractor. The enrollment guarantee may not be granted or may be terminated if the member is incarcerated or, if a minor child is adopted. AHCCCS Rule R9-22, Article 17 and R9-31, Article 3 describes other reasons for which the enrollment guarantee may not apply.

NATIVE AMERICANS: Native Americans, on or off-reservation, may choose to receive services from Indian Health Service (IHS), a PL 93-638 tribal facility or any available contractor. If a choice is not made within the specified time limit, Native American Title XIX members living on-reservation will be assigned to IHS. Native American Title XIX members living off-reservation will be assigned to an available contractor using AHCCCS' Family Continuity Policy and auto-assignment algorithm. Native American Title XXI members must make a choice prior to being determined eligible. Title XXI HIFA parent members' enrollment will follow the Title XIX enrollment rules. Native Americans may change from IHS to a contractor or from a contractor to IHS at any time.

4.       ANNUAL ENROLLMENT CHOICE

AHCCCSA conducts an Annual Enrollment Choice (AEC) for members on their annual anniversary date. AHCCCSA may hold an open enrollment as deemed necessary. During AEC, members may change contractors subject to the availability of other contractors within their Geographic Service Area. Members are mailed a printed enrollment form and other information required by the Balanced Budget Act of 1997 (BBA) 60 days prior to their AEC date and may choose a new contractor by contacting AHCCCSA to complete the enrollment process. If the member does not participate in the AEC, no change of contractor will be made (except for approved changes under the Change of Plan Policy) during the new anniversary year. This holds true if a contractor's contract is renewed and the member continues to live in a contractor's service area. The Contractor shall comply with the AHCCCS, Office of Managed Care Member Transition for Annual Enrollment Choice, Open Enrollment and Other Plan Changes Policy and the AMPM.

                                                                  Acute Care RFP
                                                                February 3, 2003

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

5.       OPEN ENROLLMENT

In the event that AHCCCSA does not award a CYE '04 contract to an incumbent contractor, AHCCCSA will hold an open enrollment for those members enrolled with the exiting contractor. If those members do not elect to choose a contractor, they will be auto assigned. In addition to open enrollment, AHCCCSA will make changes to both annual enrollment choice materials and new enrollee materials prior to October 1, 2003 to reflect the change in available health plans. The auto assignment algorithm will be adjusted to exclude auto assignment of new enrollees to exiting contractors(s). The exact dates for the open enrollment and other changes described above have not yet been determined, but will be communicated when they are finalized.

6.       AUTO-ASSIGNMENT ALGORITHM

Members who do not exercise their right to choose and do not have family continuity, are assigned to a contractor through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various contractors in a manner that is predictable and consistent with AHCCCSA goals. The algorithm favors those contractors with lower capitation rates and higher program scores in the latest contract award. For further details on the AHCCCS Auto-Assignment Algorithm, refer to Attachment G. AHCCCSA may change the algorithm at any time during the term of the contract in response to contractor-specific issues (e.g. imposition of an enrollment cap). The Contractor should consider this in preparing its response to this RFP. Capitation rates may be adjusted to reflect changes to a contractor's risk due to changes in the algorithm.

7.       AHCCCS MEMBER IDENTIFICATION CARDS

Contractors are responsible for paying the costs of producing AHCCCS member identification cards. The Contractor will receive an invoice the month following the issue date of the identification card.

8.       MAINSTREAMING OF AHCCCS MEMBERS

To ensure mainstreaming of AHCCCS members, the Contractor shall take affirmative action so that members are provided covered services without regard to payer source, race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, genetic information, or physical or mental handicap, except where medically indicated. Contractors must take into account a member's culture, when addressing members and their concerns, and must take reasonable steps to encourage subcontractors to do the same. The Contractor must make interpreters of any language available free of charge for all members to ensure appropriate delivery of covered services. The Contractor must provide members with information instructing them about how to access these services.

Examples of prohibited practices include, but are not limited to, the following:

a. Denying or not providing a member any covered service or access to an available facility.

b. Providing to a member any covered service which is different, or is provided in a different manner or at a different time from that provided to other members, other public or private patients or the public at large, except where medically necessary.

c. Subjecting a member to segregation or separate treatment in any manner related to the receipt of any covered service; restricting a member in any way in his or her enjoyment of any advantage or privilege enjoyed by others receiving any covered service.

d. The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or mental handicap of the participants to be served.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

If the Contractor knowingly executes a subcontract with a provider with the intent of allowing or permitting the subcontractor to implement barriers to care (i.e. the terms of the subcontract act to discourage the full utilization of services by some members), the Contractor will be in default of its contract.

If the Contractor identifies a problem involving discrimination by one of its providers, it shall promptly intervene and implement a corrective action plan. Failure to take prompt corrective measures may place the Contractor in default of its contract.

9.       TRANSITION OF MEMBERS

The Contractor shall comply with the AMPM, and the AHCCCS, Office of Managed Care Member Transition for Annual Enrollment Choice, Open Enrollment and Other Plan Changes Policy standards for member transitions between health plans or GSAs, enrollment in or discharge from CRS, to or from an ALTCS Program Contractor, IHS, a PL 93-638 tribal entity, and upon termination or expiration of a contract. The Contractor shall develop and implement policies and procedures, which comply with these policies to address transition of:

a. Members with significant medical conditions such as a high-risk pregnancy or pregnancy within the last 30 days, the need for organ or tissue transplantation, chronic illness resulting in hospitalization or nursing facility placement, etc.;

b. Members who are receiving ongoing services such as dialysis, home health, chemotherapy and/or radiation therapy or who are hospitalized at the time of transition;

c. Members who have received prior authorization for services such as scheduled surgeries, out-of-area specialty services, nursing home admission;

d. Prescriptions, DME and medically necessary transportation ordered for the transitioning member by the relinquishing contractor; and

e. Medical records of the transitioning member (the cost, if any, of reproducing and forwarding medical records shall be the responsibility of the relinquishing AHCCCS contractor).

When relinquishing members, the Contractor is responsible for timely notification to the receiving contractor regarding pertinent information related to any special needs of transitioning members. The Contractor, when receiving a transitioning member with special needs, is responsible for coordinating care with the relinquishing contractor in order that services not be interrupted, and for providing the new member with health plan and service information, emergency numbers and instructions about how to obtain services.

10.      SCOPE OF SERVICES

The Contractor shall provide covered services to AHCCCS members in accordance with all applicable Federal, State and local laws, rules, regulations and policies, including services listed in this document, listed by reference in attachments, and AHCCCS policies referenced in this document. The services are described in detail in AHCCCS Rules R9-22, Article 2 and the AHCCCS Medical Policy Manual (AMPM), all of which are incorporated herein by reference, except for provisions specific to the Fee-for-Service program, and may be found in the Bidder's Library. The covered services must be medically necessary and are briefly described below. Except for behavioral health and children's preventive dental services, covered services must be provided by, or coordinated with, a primary care provider. Services must be rendered by providers that are appropriately licensed or certified, operating within their scope of practice, and registered as an AHCCCS provider. The Contractor shall provide the same standard of care for all members regardless of the member's eligibility category. The Contractor may not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition. The Contractor may place

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

appropriate limits on a service on the basis of criteria such as medical necessity; or for utilization control, provided the services furnished can reasonably be expected to achieve their purpose.

The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with members regarding the members' health care, medical needs and treatment options, even if needed services are not covered by the Contractor.

AMBULATORY SURGERY AND ANESTHESIOLOGY: The Contractor shall provide surgical services for either emergency or scheduled surgeries when provided in an ambulatory or outpatient setting such as a freestanding surgical center or a hospital based outpatient surgical setting.

AUDIOLOGY: The Contractor shall provide audiology services to members under the age of 21 including the identification and evaluation of hearing loss and rehabilitation of the hearing loss through medical or surgical means (i.e. hearing aids). Only the identification and evaluation of hearing loss are covered for members 21 years of age and older unless the hearing loss is due to an accident or injury-related emergent condition.

BEHAVIORAL HEALTH: The Contractor shall provide behavioral health services as described in Section D, Paragraph 12, Behavioral Health Services.

CHILDREN'S REHABILITATIVE SERVICES (CRS): The program for children with CRS-covered conditions is administered by the Arizona Department of Health Services (ADHS) for children who meet CRS eligibility criteria. The Contractor shall refer children to the CRS program who are potentially eligible for services related to CRS covered conditions, as specified in R9-22, Article 2 and A.R.S. Title 36, Chapter 2, Article 3. Eligibility criteria and the referral process are described in the CRS Policy and Procedures Manual available in the Bidder's Library.

The Contractor shall monitor referrals to CRS to ensure covered services are provided in a timely manner to eligible members. Referral to CRS does not relieve the Contractor of the responsibility for providing medically necessary services not covered by CRS to CRS enrolled members. The Contractor is also responsible for initial care of newborn members, until those members become enrolled in CRS. The Contractor must require the member's Primary Care Provider
(PCP) to coordinate their care with the CRS program.

A member with private insurance is not required to utilize CRS. If the member uses their private insurance network for a CRS covered condition, and the member is not enrolled with CRS, the Contractor is responsible for all applicable deductibles and copays.

The Contractor remains ultimately responsible for the provision of all covered services to its members, except for instances in which the CRS eligible member refuses to receive CRS covered services through the CRS program. If the Contractor becomes aware that CRS has failed to provide medically necessary CRS covered services, the Contractor shall proceed as outlined in the CRS Medically Necessary Appointment Policy located in the AMPM.

CHIROPRACTIC SERVICES: The Contractor shall provide chiropractic services to members under age 21 when prescribed by the member's PCP and approved by the Contractor in order to ameliorate the member's medical condition. Medicare approved chiropractic services shall also be covered, subject to limitations specified in CFR 410.22, for Qualified Medicare Beneficiaries if prescribed by the member's PCP and approved by the Contractor.

DENTAL: The Contractor shall provide all members under the age of 21 with all medically necessary dental services including emergency dental services, dental screening and preventive services in accordance with the

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

AHCCCS periodicity schedule, as well as therapeutic dental services, dentures, and pre-transplantation dental services. The Contractor shall monitor compliance with the EPSDT periodicity schedule for dental screening services. The Contractor is required to meet specific utilization rates for members as described in Section D, Paragraph 24, Performance Standards. The Contractor shall ensure that members are notified when dental screenings are due if the member has not been scheduled for a visit. If a dental screening is not received by the member, a second notice must be sent. Members under the age of 21 may request dental services without referral and may choose a dental provider from the Contractor's provider network. For members who are 21 years of age and older, the Contractor shall provide emergency dental care, medically necessary dentures and dental services for transplantation services as specified in the AMPM.

DIALYSIS: The Contractor shall provide medically necessary dialysis, supplies, diagnostic testing and medication for all members when provided by Medicare-certified hospitals or Medicare-certified end stage renal disease
(ESRD) providers. Services may be provided on an outpatient basis, or on an inpatient basis if the hospital admission is not solely to provide chronic dialysis services.

EARLY AND PERIODIC SCREENING, DIAGNOSIS AND TREATMENT (EPSDT): The Contractor shall provide comprehensive health care services through primary prevention, early intervention, diagnosis and medically necessary treatment to correct or ameliorate defects and physical or mental illness discovered by the screenings for members under age 21. The Contractor shall ensure that these members receive required health screenings, including those for developmental/behavioral health, in compliance with the AHCCCS periodicity schedule. The Contractor shall submit all EPSDT reports to the AHCCCS Office of Medical Management, as required by the AMPM. The Contractor is required to meet specific participation/utilization rates for members as described in Section D, Paragraph 24, Performance Standards.

The Contractor shall ensure the initiation and coordination of a referral to the ADHS/RBHA system for members in need of behavior health services. The Contractor shall follow up with the RBHA to monitor whether members have received these health services.

EMERGENCY SERVICES: The Contractor shall have and/or provide the following as a minimum:

a. Emergency services facilities adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a 24-hour-a-day, 7-day-a-week basis, for the sudden onset of a medically emergent condition. Emergency medical services are covered without prior authorization. The Contractor is encouraged to contract with emergency service facilities for the provision of emergency services. The Contractor is also encouraged to contract with or employ the services of non-emergency facilities (e.g. urgent care centers) to address member non-emergency care issues occurring after regular office hours or on weekends. The Contractor shall be responsible for educating members and providers regarding appropriate utilization of emergency room services including behavioral health emergencies. The Contractor shall monitor emergency service utilization (by both provider and member) and shall have guidelines for implementing corrective action for inappropriate utilization;

b.       All medical services necessary to rule out an emergency condition;

c.       Emergency transportation; and

d. Member access by telephone to a physician, registered nurse, physician assistant or nurse practitioner for advice in emergent or urgent situations, 24 hours per day, 7 days per week.

Per the Balanced Budget Act of 1997, CFR 438.114, the following conditions apply with respect to coverage and payment of emergency services:

The Contractor must cover and pay for emergency services regardless of whether the provider that furnishes the service has a contract with the Contractor.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

The Contractor may not deny payment for treatment obtained under either of the following circumstances:

         1. A member had an emergency medical condition, including cases in which the absence of medical attention would not have resulted in the outcomes identified in the definition of emergency medical condition CFR 438.114.

         2. A representative of the Contractor (an employee or subcontracting provider) instructs the member to seek emergency medical services.

Additionally, the Contractor may not:

         1. Limit what constitutes an emergency medical condition as defined in CFR 438.114, on the basis of lists of diagnoses or symptoms.

         2. Refuse to cover emergency services based on the failure of the provider, hospital, or fiscal agent to notify the Contractor of the member's screening and treatment within 10 calendar days of presentation for emergency services. This notification stipulation is only related to the provision of emergency services.

A member who has an emergency medical condition may not be held liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient.

The attending emergency physician, or the provider actually treating the member, is responsible for determining when the member is sufficiently stabilized for transfer or discharge, and such determination is binding on the Contractor responsible for coverage and payment. The Contractor shall comply with BBA guidelines regarding the coordination of post-stabilization care.

EYE EXAMINATIONS/OPTOMETRY: The Contractor shall provide all medically necessary emergency eye care, vision examinations, prescriptive lenses, and treatments for conditions of the eye for all members under the age of 21. For members who are 21 years of age and older, the Contractor shall provide emergency care for eye conditions which meet the definition of an emergency medical condition. Also covered for this population is cataract removal, and medically necessary vision examinations and prescriptive lenses, if required, following cataract removal and other eye conditions as specified in the AMPM.

FAMILY PLANNING: The Contractor shall provide family planning services in accordance with the AMPM, for all members who choose to delay or prevent pregnancy. These include medical, surgical, pharmacological and laboratory services, as well as contraceptive devices. Information and counseling, which allow members to make informed decisions regarding family planning methods, shall also be included. If the Contractor does not provide family planning services, it must contract for these services through another health care delivery system, which allows members freedom of choice in selecting a provider.

The Contractor shall provide services to members enrolled in the Family Planning Services Extension Program, a program that provides family planning services only, for a maximum of 24 months, to women whose SOBRA eligibility has terminated. The Contractor is also responsible for notifying AHCCCSA when a SOBRA woman is sterilized to prevent inappropriate enrollment in the SOBRA Family Planning Services Extension Program. Notification should be made at the time the newborn is reported or after the sterilization procedure is completed.

HEALTH RISK ASSESSMENT AND SCREENING: The Contractor shall provide these services for non-hospitalized members, 21 years of age and older. These services include, but are not limited to, screening for hypertension, elevated cholesterol, colon cancer, sexually transmitted diseases, tuberculosis and HIV/AIDS; nutritional assessment in cases when the member has a chronic debilitating disease affected by nutritional needs; mammograms and prostate screenings; physical examinations and diagnostic work-ups; and immunizations.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Required assessment and screening services for members under age 21 are included in the AHCCCS EPSDT periodicity schedule.

HOME HEALTH: This service shall be provided under the direction of a physician to prevent hospitalization or institutionalization and may include nursing, therapies, supplies and home health aide services. It shall be provided on a part-time or intermittent basis.

HOSPICE: These services are covered for members under 21 years of age who are certified by a physician as being terminally ill and having six months or less to live. See the AMPM for details on covered hospice services.

HOSPITAL: Inpatient services include semi-private accommodations for routine care, intensive and coronary care, surgical care, obstetrics and newborn nurseries, and behavioral health emergency/crisis services. If the member's medical condition requires isolation, private inpatient accommodations are covered. Nursing services, dietary services and ancillary services such as laboratory, radiology, pharmaceuticals, medical supplies, blood and blood derivatives, etc. are also covered. Outpatient hospital services include any of the above, which may be appropriately provided on an outpatient or ambulatory basis (i.e. laboratory, radiology, therapies, ambulatory surgery, etc.). Observation services may be provided on an outpatient basis, if determined reasonable and necessary, when deciding whether the member should be admitted for inpatient care. Observation services include the use of a bed and periodic monitoring by hospital nursing staff and/or other staff to evaluate, stabilize or treat medical conditions of a significant degree of instability and/or disability.

IMMUNIZATIONS: The Contractor shall provide immunizations for adults (21 years of age and older) to include diphtheria-tetanus, influenza, pneumococcus, rubella, measles and hepatitis-B. For all members under the age of 21, immunization requirements include diphtheria, tetanus, pertussis vaccine (DPT), inactivated polio vaccine (IPV), measles, mumps, rubella (MMR) vaccine, H. influenza, type B (HIB) vaccine, hepatitis B (Hep B) vaccine, varicella zoster virus (VZV) vaccine and pneumococcal conjugate vaccine (PCV). The Contractor is required to meet specific immunization rates for members under the age of 21, which are described in Paragraph 24, Performance Standards.

INDIAN HEALTH SERVICE (IHS): AHCCCSA will reimburse claims on a FFS basis for acute care services that are medically necessary, eligible for 100% Federal reimbursement, and are provided to Title XIX members enrolled with the Contractor, in an IHS or a 638 tribal facility. The Contractor is responsible for reimbursement to IHS or tribal facilities for emergency services provided to Title XXI Native American members enrolled with the Contractor. The Contractor may choose to subcontract with an IHS or 638 tribal facility as part of their provider network for the delivery of covered services, however, the Contractor will be liable for the cost of the care in the event they choose to do so.

LABORATORY: Laboratory services for diagnostic, screening and monitoring purposes are covered when provided by a CLIA (Clinical Laboratory Improvement
Act) approved free standing, hospital, clinic, physician office or other health care facility laboratory.

Upon written request, the Contractor may obtain laboratory test data on members from a freestanding laboratory or hospital- based laboratory subject to the requirements specified in A.R.S. Section 36-2903(R) and (S). The data shall be used exclusively for quality improvement activities and health care outcome studies required and/or approved by the Administration.

MATERNITY: The Contractor shall provide pre-conception counseling, pregnancy identification, prenatal care, treatment of pregnancy related conditions, labor and delivery services, and postpartum care for members. Services may be provided by physicians, physician assistants, nurse practitioners, or certified nurse midwives.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Members may select or be assigned to a PCP specializing in obstetrics. All members, anticipated to have a low-risk delivery, may elect to receive labor and delivery services in their home, if this setting is included in the allowable settings of the Contractor and the Contractor has providers in its network that offer home labor and delivery services. All members, anticipated to have a low-risk prenatal course and delivery, may elect to receive prenatal care, labor and delivery and postpartum care provided by licensed midwives, if these providers are in the Contractor's network. All licensed midwife labor and delivery services must be provided in the member's home, as licensed midwives do not have admitting privileges in hospitals or AHCCCS registered freestanding birthing centers. Members receiving maternity services from a licensed midwife must also be assigned to a PCP for other health care and medical services. The Contractor shall allow women and their newborns to receive up to 48 hours of inpatient hospital care after a routine vaginal delivery and up to 96 hours of inpatient care after a cesarean delivery. The attending health care provider, in consultation with the mother, may discharge the mother or newborn prior to the 48-hour minimum length of stay. A normal newborn may be granted an extended stay in the hospital of birth when the mother's continued stay in the hospital is beyond the 48 or 96 hour stay.

The Contractor shall inform all assigned AHCCCS pregnant women of voluntary prenatal HIV testing and the availability of medical counseling if the test is positive. The Contractor shall provide information in the member handbook and annually in the member newsletter, which encourages pregnant women to be tested and provides instructions about where testing is available. Semi-annually, the Contractor shall report to AHCCCS the number of pregnant women who have been identified as HIV/AIDS positive. This report is due no later than 30 days after the end of the second and fourth quarters of the contract year.

MEDICAL FOODS: Medical foods are covered within limitations defined in the AMPM for members diagnosed with a metabolic condition included under the ADHS Newborn Screening Program and specified in the AMPM. The medical foods, including metabolic formula and modified low protein foods, must be prescribed or ordered under the supervision of a physician.

MEDICAL SUPPLIES, DURABLE MEDICAL EQUIPMENT (DME), ORTHOTIC AND PROSTHETIC
DEVICES: These services are covered when prescribed by the member's PCP, attending physician, practitioner, or by a dentist. Medical equipment may be rented or purchased only if other sources, which provide the items at no cost, are not available. The total cost of the rental must not exceed the purchase price of the item. Reasonable repairs or adjustments of purchased equipment are covered to make the equipment serviceable and/or when the repair cost is less than renting or purchasing another unit.

NURSING FACILITY: The Contractor shall provide services in nursing facilities, including religious non-medical health care institutions, for members who require short-term convalescent care not to exceed 90 days per contract year. In lieu of a nursing facility, the member may be placed in an assisted living facility, an alternative residential setting, or receive home and community based services (HCBS) as defined in R9-22, Article 2 and R9-28, Article 2 that meet the provider standards described in R9-28, Article 5, and subject to the limitations set forth in the AMPM.

Nursing facility services must be provided in a dually-certified Medicare/Medicaid nursing facility, which includes in the per-diem rate: nursing services; basic patient care equipment and sickroom supplies; dietary services; administrative physician visits; non-customized DME; necessary maintenance and rehabilitation therapies; over-the-counter medications; social, recreational and spiritual activities; and administrative, operational medical direction services. See Paragraph 41, Nursing Facility Reimbursement, for further details.

The Contractor shall notify the Assistant Director of the Division of Member Services, in writing, when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application and to prepare for potential fee-for-service coverage, if the stay goes beyond the 90-day maximum.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

NUTRITION: Nutritional assessments may be conducted as a part of the EPSDT screenings for members under age 21, and to assist members 21 years of age and older whose health status may improve with nutritional intervention. Assessment of nutritional status on a periodic basis may be provided as determined necessary, and as a part of the health risk assessment and screening services provided by the member's PCP. AHCCCS covers nutritional therapy on an enteral, parenteral or oral basis, when determined medically necessary to provide either complete daily dietary requirements or to supplement a member's daily nutritional and caloric intake and when AHCCCS criteria specified in the AMPM are met.

PHYSICIAN: The Contractor shall provide physician services to include medical assessment, treatments and surgical services provided by licensed allopathic or osteopathic physicians.

PODIATRY: The Contractor shall provide podiatry services to include bunionectomies, casting for the purpose of constructing or accommodating orthotics, medically necessary orthopedic shoes that are an integral part of a brace, and medically necessary routine foot care for patients with a severe systemic disease which prohibits care by a nonprofessional person.

POST-STABILIZATION CARE SERVICES COVERAGE AND PAYMENT: Pursuant to 42 CFR 438.114, and 42 CFR 422.113(c), the following conditions apply with respect to coverage and payment of post-stabilization care services:

The Contractor must cover and pay for post-stabilization care services without authorization, regardless of whether the provider that furnishes the service has a contract with the Contractor, for the following situations:

         1. Post-stabilization care services that were pre-approved by the Contractor; or,

         2. Post-stabilization care services were not pre-approved by the Contractor because the Contractor did not respond to the treating provider's request for pre-approval within one hour after being requested to approve such care or could not be contacted for pre-approval.

         3. The Contractor representative and the treating physician cannot reach agreement concerning the enrollee's care and a contractor physician is not available for consultation. In this situation, the Contractor must give the treating physician the opportunity to consult with a contractor physician and the treating physician may continue with care of the patient until a contractor physician is reached or one of the criteria in CFR 422.113(c)(3) is met.

Pursuant to CFR 422.113(c)(3), the Contractor's financial responsibility for post-stabilization care services that have not been pre-approved ends when:

         1. A contractor physician with privileges at the treating hospital assumes responsibility for the member's care;

         2. A contractor physician assumes responsibility for the member's care through transfer;

         3. A contractor representative and the treating physician reach an agreement concerning the member's care; or

         4.       The member is discharged.

PREGNANCY TERMINATIONS: AHCCCS covers pregnancy termination when it is the result of rape or incest, or in circumstances where the member suffers from a physical disorder, physical injury, or physical illness, including a life endangering physical condition caused by or arising from the pregnancy itself, that would, as certified by a physician, place the member in danger of death unless the pregnancy is terminated. In addition, providers must submit to the Contractor a Certificate of Medical Necessity for Pregnancy Termination. Prior authorization is required. If the procedure is performed on an emergency basis, documentation, outlined in the AMPM, is required for a member under eighteen years of age or a member who is considered an incapacitated adult who seeks a medically necessary pregnancy termination, as defined above. The scope of medically

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

necessary pregnancy termination coverage is currently in litigation and is expected to be broadened. A copy of the Court's final judgment will be placed in the Bidder's Library.

PRESCRIPTION DRUGS: Medications ordered by a PCP, attending physician or dentist and dispensed under the direction of a licensed pharmacist are covered subject to limitations related to prescription supply amounts, contractor formularies and prior authorization requirements, as well as restrictions for immunosuppressant drugs addressed in AHCCCS medical policies for transplantations. Contractors may include over-the-counter medications in their formulary. An appropriate over-the-counter medication may be prescribed, when it is determined to be a lower-cost alternative to prescription drugs. See Paragraph 75, Pending Legislative/Other Issues for more information regarding the potential carve out of prescription drug benefits from capitation.

PRIMARY CARE PROVIDER (PCP): PCP services are covered when provided by a physician, physician assistant or nurse practitioner selected by, or assigned to, the member. The PCP provides primary health care and serves as a gatekeeper and coordinator in referring the member for specialty medical services. The PCP is responsible for maintaining the member's primary medical record, which contains documentation of all health risk assessments and health care services of which they are aware whether or not they were provided by the PCP.

RADIOLOGY AND MEDICAL IMAGING: These services are covered when ordered by the member's PCP, attending physician or dentist and are provided for diagnosis, prevention, treatment or assessment of a medical condition. Services are generally provided in hospitals, clinics, physician offices and other health care facilities.

REHABILITATION THERAPY: The Contractor shall provide occupational, physical and speech therapies. Therapies must be prescribed by the member's PCP or attending physician for an acute condition and the member must have the potential for improvement due to the rehabilitation. Physical therapy for all members, and occupational and speech therapies for members under the age of 21, are covered in both inpatient and outpatient settings. For those members who are 21 and over, occupational and speech therapies are covered in inpatient settings only.

RESPIRATORY THERAPY: This therapy is covered in inpatient and outpatient settings when prescribed by the member's PCP or attending physician, and is necessary to restore, maintain or improve respiratory functioning.

TRANSPLANTATION OF ORGANS AND TISSUE, AND RELATED IMMUNOSUPPRESSANT DRUGS: These services are covered within limitations defined in the AMPM for members diagnosed with specified medical conditions. Such limitations include: whether the stage of the disease is such that the transplant can affect the outcome; the member has no other conditions that substantially reduce the potential for successful transplantation; and whether the member will be able to comply with necessary and required regimens of treatment. Bone grafts are also covered under this service. Services include pre-transplant inpatient or outpatient evaluation; donor search; organ/tissue harvesting or procurement; preparation and transplantation services; and convalescent care. In addition, if a member receives, or has received, a transplant covered by a source other than AHCCCS, medically necessary non-experimental services are provided, within limitations, after the discharge from the acute care hospitalization for the transplantation. AHCCCS has contracted with transplantation providers for the Contractor's use or the Contractor may select its own transplantation provider.

TRANSPORTATION: These services include emergency and non-emergency medically necessary transportation. Emergency transportation, including transportation initiated by an emergency response system such as 911, may be provided by ground, air or water ambulance to manage an AHCCCS member's emergency medical condition at an emergency scene and transport the member to the nearest appropriate medical facility. Non-emergency transportation shall be provided for members who are unable to provide their own transportation for medically necessary services.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

TRIAGE/SCREENING AND EVALUATION: These are covered services when provided by acute care hospitals, IHS facilities and urgent care centers to determine whether or not an emergency exists, assess the severity of the member's medical condition and determine what services are necessary to alleviate or stabilize the emergent condition. Triage/screening services must be reasonable, cost effective and meet the criteria for severity of illness and intensity of service.

11. SPECIAL HEALTH CARE NEEDS

The Contractor must implement mechanisms to identify persons with special health care needs in accordance with the guidelines provided in the AMPM.

The Contractor must implement mechanisms to assess each member identified as having special health care needs, in order to identify any ongoing special conditions of the member which require a course of treatment or regular care monitoring in accordance with the guidelines provided in the AMPM.

For members with special health care needs determined to need a specialized course of treatment or regular care monitoring, the Contractor must have procedures in place to allow members to directly access a specialist (for example through a standing referral or an approved number of visits) as appropriate for the member's condition and identified needs.

12. BEHAVIORAL HEALTH SERVICES

AHCCCS members are eligible for comprehensive behavioral health services. The behavioral health benefit for these members is provided through the ADHS - Regional Behavioral Health Authority (RBHA) system. The Contractor shall be responsible for member education regarding these benefits; provision of limited emergency inpatient services; and screening and referral to the RBHA system of members identified as requiring behavioral health services.

MEMBER EDUCATION: The Contractor shall be responsible for educating members in the member handbook and other printed documents about covered behavioral health services and where and how to access services. Covered services include:

a. Behavior Management (behavioral health personal assistance, family support, peer support)

b.       Case Management Services

c.       Emergency/Crisis Behavioral Health Services

d.       Emergency Transportation

e.       Evaluation and Screening

f.       Group Therapy and Counseling

g.       Individual Therapy and Counseling

h.       Family Therapy and Counseling

i.       Inpatient Hospital

j. Inpatient Psychiatric Facilities (residential treatment centers and sub-acute facilities)

k.       Institutions for Mental Diseases (with limitations)

l. Laboratory and Radiology Services for Psychotropic Medication Regulation and Diagnosis

m.       Non-Emergency Transportation

n. Partial Care (Supervised day program, therapeutic day program, and medical day program)

o. Psychosocial Rehabilitation (living skills training; health promotion; pre-job training, education and development; job coaching and employment support)

p.       Psychotropic Medication

q.       Psychotropic Medication Adjustment and Monitoring

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

r.       Respite Care (with limitations)

s.       Therapeutic foster care services

REFERRALS: As specified in Section D, Paragraph 10, Scope of Services, EPSDT, the Contractor must provide developmental/behavioral health screenings for members up to 21 years of age in compliance with the AHCCCS periodicity schedule. The Contractor shall ensure the initiation and coordination of behavioral health referrals of these members to the RBHA when determined necessary through the screening process. The Contractor is responsible for RBHA referral and follow-up collaboration, as necessary, for other members identified as needing behavioral health evaluation and treatment. Members may also access the RBHA system for evaluation by self-referral or be referred by schools, State agencies or other service providers. The Contractor is responsible for providing transportation to a member's first RBHA evaluation appointment if a member is unable to provide his/her own transportation.

EMERGENCY SERVICES: For those members who are not ADHS behavioral health recipients, the Contractor is responsible for up to three days of inpatient behavioral health services per emergency episode, not to exceed 12 days per contract year. A referral to the RBHA for evaluation and identification as an ADHS behavioral health recipient should be initiated as soon as possible after admission.

When members present in an emergency room setting, the Contractor is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. For members who are not ADHS behavioral health recipients, the Contractor is responsible to provide medically necessary psychiatric consultations or psychological consultations in emergency room settings to help stabilize the member or determine the need for inpatient behavioral health services. ADHS is responsible for medically necessary psychiatric consultations provided to ADHS behavioral health recipients in emergency room settings.

COORDINATION OF CARE: The Contractor is responsible for ensuring that a medical record is established by the PCP when behavioral health information is received from the RBHA or provider about an assigned member even if the PCP has not yet seen the assigned member. In lieu of actually establishing a medical record, such information may be kept in an appropriately labeled file but must be associated with the member's medical record as soon as one is established. The Contractor shall require the PCP to respond to RBHA/provider information requests pertaining to ADHS behavioral health recipient members including, but not limited to, current diagnosis, medication, pertinent laboratory results, last PCP visit, and last hospitalization. For prior period coverage, the Contractor is responsible for payment of all claims for medically necessary covered behavioral health services to members who are not ADHS behavioral health recipients.

MEDICATION MANAGEMENT SERVICES: The Contractor shall allow PCPs to provide medication management services (prescriptions, medication monitoring visits, laboratory and other diagnostic tests necessary for diagnosis and treatment of behavioral disorders) to members with diagnoses of depression, anxiety and attention deficit hyperactivity disorder. The Contractor shall make available, on the Contractor's formulary, medications for the treatment of these disorders.

The Contractor shall ensure that training and education are available to PCPs regarding behavioral health referral and consultation procedures. The Contractor shall establish policies and procedures for referral and consultation and shall describe them in its provider manual.

The Contractor shall ensure that its quality management program incorporates monitoring of the PCP's management of behavioral health disorders.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

13. AHCCCS MEDICAL POLICY MANUAL

The AHCCCS Medical Policy Manual (AMPM) is hereby incorporated by reference into this contract. The Contractor is responsible for complying with the requirements set forth within. The AMPM, with search capability and linkages to AHCCCS rules, statutes and other resources, is available to all interested parties through the AHCCCS Home Page on the Internet (www.ahcccs.state.az.us). Upon adoption by AHCCCSA, AMPM updates will be available through the Internet at the beginning of each month. The Contractor shall be responsible for maintaining a copy current with these updates.

14. MEDICAID IN THE PUBLIC SCHOOLS (MIPS)

Pursuant to an Intergovernmental Agreement with the Department of Education, and a contract with a Third Party Administrator, AHCCCSA reimburses participating school districts for specifically identified Medicaid services when provided to Medicaid eligible children who are included under the Individuals with Disabilities Education Act (IDEA). The Medicaid services must be identified in the member's Individual Education Plan (IEP) as medically necessary for the child to obtain a public school education.

MIPS services are provided in a school setting or other approved setting specifically to allow children to receive a public school education. They do not replace medically necessary services provided outside the school setting or other MIPS approved alternative setting. Currently, services include therapies (OT, PT and speech/language); behavioral health evaluation and counseling; nursing and attendant care; and specialized transportation. The Contractor's evaluations and determinations, about whether services are medically necessary, should be made independent of the fact that the child is receiving MIPS services.

Contractors and their providers must coordinate with schools and school districts that provide MIPS services to the Contractor's enrolled members. Services should not be duplicative. Contractor case managers, working with special needs children, should coordinate with school or school district case managers/special education teachers, working with these members. Transfer of member medical information and progress toward treatment goals between the Contractor and the member's school or school district is required and should be used to enhance the services provided to members.

15. PEDIATRIC IMMUNIZATIONS AND THE VACCINE FOR CHILDREN PROGRAM

Through the Vaccine for Children Program, the Federal and State governments purchase, and make available to providers free of charge, vaccines for AHCCCS children under age 19. The Contractor shall not utilize AHCCCS funding to purchase vaccines for members under the age of 19. If vaccines are not available through the VFC Program, the Contractor shall contact the AHCCCSA Office of Medical Management, Clinical Quality Management Unit. Any provider, licensed by the State to administer immunizations, may register with ADHS as a "VFC provider" and receive free vaccines. The Contractor shall comply with all VFC requirements and monitor its providers to ensure that, if providing immunizations to AHCCCS members under the age of 19, the providers are registered with ADHS/VFC.

Arizona State law requires the reporting of all immunizations given to children under the age of 19. Immunizations must be reported at least monthly to the ADHS. Reported immunizations are held in a central database known as ASIIS (Arizona State Immunization Information System), which can be accessed by providers to obtain complete, accurate immunization records. Software is available from ADHS to assist providers in meeting this reporting requirement. Contractors are encouraged to educate their provider network about these reporting requirements and the use of this resource.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

16. STAFF REQUIREMENTS AND SUPPORT SERVICES

The Contractor shall have in place the organization, management and administrative systems capable of fulfilling all contract requirements. For the purposes of this contract, the Contractor shall not employ or contract with any individual that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity. At a minimum, the following staff is required:

a. A full-time ADMINISTRATOR/CEO/COO who is available at all times to fulfill the responsibilities of the position and to oversee the entire operation of the health plan. The Administrator shall devote sufficient time to the Contractor's operations to ensure adherence to program requirements and timely responses to AHCCCS Administration.

b. A MEDICAL DIRECTOR who shall be an Arizona-licensed physician. The Medical Director shall be actively involved in all-major clinical programs and QM/UM components of the Contractor. The Medical Director shall devote sufficient time to the Contractor to ensure timely medical decisions, including after-hours consultation as needed.

c. A CHIEF FINANCIAL OFFICER/CFO who is available at all times to fulfill the responsibilities of the position and to oversee the budget and accounting systems implemented by the Contractor.

d. A QUALITY MANAGEMENT/UTILIZATION MANAGEMENT COORDINATOR who is an Arizona-licensed registered nurse, physician or physician's assistant.

e. A MATERNAL HEALTH/EPSDT COORDINATOR who shall be an Arizona-licensed registered nurse, physician or physician's assistant; or have a Master's degree in health services, public health or health care administration or other related field.

f. A BEHAVIORAL HEALTH COORDINATOR who shall be a behavioral health professional as described in Health Services Rule R9-20. The Behavioral Health Coordinator shall devote sufficient time to ensure that the Contractor's behavioral health referral and coordination activities are implemented per AHCCCSA requirements.

g. PRIOR AUTHORIZATION STAFF to authorize health care 24 hours per day, 7 days per week. This staff shall include an Arizona-licensed registered nurse, physician or physician's assistant.

h. CONCURRENT REVIEW STAFF to conduct inpatient concurrent review. This staff shall consist of an Arizona- licensed registered nurse, physician, physician's assistant or an Arizona-licensed practical nurse experienced in concurrent review and under the direct supervision of a registered nurse, physician or physician's assistant.

i. MEMBER SERVICES MANAGER AND STAFF to coordinate communications with members and act as member advocates. There shall be sufficient Member Service staff to enable members to receive prompt resolution to their inquiries/problems, and to meet the Contractor's standards for resolution, telephone abandonment rates and telephone hold times.

j. PROVIDER SERVICES MANAGER AND STAFF to coordinate communications between the Contractor and its subcontractors. There shall be sufficient Provider Services staff to enable providers to receive prompt resolution to their problems or inquiries and appropriate education about participation in the AHCCCS program.

k. A CLAIMS ADMINISTRATOR AND CLAIMS PROCESSORS to ensure the timely and accurate processing of original claims, re-submissions and overall adjudication of claims.

l. ENCOUNTER PROCESSORS to ensure the timely and accurate processing and submission to AHCCCSA of encounter data and reports.

m. A GRIEVANCE MANAGER who is responsible for oversight of the Contractor's grievance system for members and providers.

n. A COMPLIANCE OFFICER who will implement and oversee the Contractor's compliance program. The compliance officer shall be a senior, on-site official, available to all employees, with designated and recognized authority to access records and make independent referrals to the AHCCCSA, Office of Program Integrity.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

o. HEALTH PLAN STAFF sufficient to implement and oversee compliance with both the Contractor's Cultural Competency Plan and the AHCCCS Cultural Competency Policy, and to oversee compliance with all AHCCCS requirements pertaining to limited English proficiency (LEP).

p. CLERICAL AND SUPPORT STAFF to ensure appropriate functioning of the Contractor's operation.

The Contractor shall inform AHCCCS, Office of Managed Care, in writing within seven days, when an employee leaves one of the key positions listed below. The name of the interim contact person should be included with the notification. The name and resume of the permanent employee should be submitted as soon as the new hire has taken place.

Administrator                                    Member Services Manager
Medical Director                                 Provider Services Manager
Chief Financial Officer                          Claims Administrator
Maternal Health/ EPSDT Coordinator               Quality Management/Utilization Management
Grievance Manager                                Coordinator
Compliance Officer                               Behavioral Health Coordinator

The Contractor shall ensure that all staff have appropriate training, education, experience and orientation to fulfill the requirements of the position.

17. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS

The Contractor shall develop and maintain written policies, procedures and job descriptions for each functional area of its health plan, consistent in format and style. The Contractor shall maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions. All policies and procedures shall be reviewed at least annually to ensure that the Contractor's written policies reflect current practices. Reviewed policies shall be dated and signed by the Contractor's appropriate manager, coordinator, director or administrator. All medical and quality management policies must be approved and signed by the Contractor's Medical Director. Job descriptions shall be reviewed at least annually to ensure that current duties performed by the employee reflect written requirements.

18.  MEMBER INFORMATION

The Contractor shall be accessible by phone for general member information during normal business hours. All enrolled members will have access to a toll free phone number. All informational materials, prepared by the Contractor, shall be approved by AHCCCSA prior to distribution to members. The reading level and name of the evaluation methodology used should be included.

All materials shall be translated when the Contractor is aware that a language is spoken by 3,000 or 10%, whichever is less, of the Contractor's members, who also have limited English proficiency (LEP).

All vital materials shall be translated when the Contractor is aware that a language is spoken by 1,000 or 5%, whichever is less, of the Contractor's members, who also have LEP. Vital materials must include, at a minimum, notices for denials, reductions, suspensions or terminations of services, vital information from the member handbooks and consent forms.

All written notices informing members of their right to interpretation and translation services in a language shall be translated when the Contractor is aware that 1,000 or 5% (whichever is less) of the Contractor's members speak that language and have LEP.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Oral interpretation services must be available and free of charge to all members regardless of the prevalence of the language. The Contractor must notify all member of their right to access oral interpretation services and how to access them. Refer to the AHCCCS, Office of Managed Care Member Information Policy.

The Contractor shall make every effort to ensure that all information prepared for distribution to members is written at a 4th grade level. Regardless of the format chosen by the Contractor, the member information must be printed in a type, style and size, which can easily be read by members with varying degrees of visual impairment. The Contractor must notify its members that alternative formats are available and how to access them.

When there are program changes, notification shall be provided to the affected members at least 30 days before implementation.

The Contractor shall produce and provide the following printed information to each member or family within 10 days of receipt of notification of the enrollment date:

I. A member handbook which, at a minimum, shall include the items listed in the AHCCCS, Office of Managed Care Member Information Policy.

         The Contractor shall review and update the Member Handbook at least once a year. The handbook must be submitted to AHCCCS, Office of Managed Care for approval by September 1st of each contract year, or within four weeks of receiving the annual renewal amendment, whichever is later.

II. A description of the Contractor's provider network, which at a minimum, includes those items listed in the AHCCCS, Office of Managed Care Member Information Policy.

The Contractor must give written notice about termination of a contracted provider, within 15 days after receipt or issuance of the termination notice, to each member who received their primary care from, or is seen on a regular basis by, the terminated provider. Affected members must be informed of any other changes in the network 30 days prior to the implementation date of the change. The Contractor shall have information available for potential enrollees as described in the AHCCCS, Office of Managed Care Member Information Policy.

19. MEMBER SURVEYS

Unless waived by AHCCCSA, the Contractor shall perform its own annual general or focused member survey. All such contractor surveys, along with a timeline for the project, shall be approved in advance by AHCCCS Office of Managed Care. The results and the analysis of the results shall be submitted to the Operations Unit within 45 days of the completion of the project. AHCCCSA may require inclusion of certain questions.

AHCCCSA may periodically conduct a survey of a representative sample of the Contractor's membership. AHCCCSA will consider suggestions from the Contractor for questions to be included in each survey. The results of these surveys, conducted by AHCCCSA, will become public information and available to all interested parties upon request.

20. CULTURAL COMPETENCY

The Contractor shall have a Cultural Competency Plan that meets the requirements of the AHCCCS Cultural Competency Policy. An annual assessment of the effectiveness of the plan, along with any modifications to

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

the plan, must be submitted to the Office of Managed Care, no later than 45 days after the start of each contract year.

21. MEDICAL RECORDS

The member's medical record is the property of the provider who generates the record. Each member is entitled to one copy of his or her medical record free of charge. The Contractor shall have written policies and procedures to maintain the confidentiality of all medical records.

The Contractor is responsible for ensuring that a medical record is established when information is received about a member. If the PCP has not yet seen the member, such information may be kept temporarily in an appropriately labeled file, in lieu of establishing a medical record, but must be associated with the member's medical record as soon as one is established.

The Contractor shall have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information.

The Contractor shall have written standards for documentation on the medical record for legibility, accuracy and plan of care, which comply with the AMPM.

The Contractor shall have written plans for providing training and evaluating providers' compliance with the Contractor's medical records standards. Medical records shall be maintained in a detailed and comprehensive manner, which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be legible, signed and dated.

When a member changes PCPs, his or her medical records or copies of medical records must be forwarded to the new PCP within 10 working days from receipt of the request for transfer of the medical records.

AHCCCSA is not required to obtain written approval from a member, before requesting the member's medical record from the PCP or any other agency. The Contractor may obtain a copy of a member's medical records without written approval of the member, if the reason for such request is directly related to the administration of the AHCCCS program. AHCCCSA shall be afforded access to all members' medical records whether electronic or paper within 20 working days of receipt of request.

Information related to fraud and abuse may be released so long as protected HIV-related information is not disclosed (A.R.S. Section 36-664(I)).

22. ADVANCE DIRECTIVES

The Contractor shall maintain policies and procedures addressing advanced directives for adult members that specify:

a. Each contract or agreement with a hospital, nursing facility, home health agency, hospice or organization responsible for providing personal care, must comply with Federal and State law regarding advance directives for adult members. Requirements include:

         (1) Maintaining written policies that address the rights of adult members to make decisions about medical care, including the right to accept or refuse medical care, and the right to execute an

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

                  advance directive. If the agency/organization has a conscientious objection to carrying out an advance directive, it must be explained in policies. (A health care provider is not prohibited from making such objection when made pursuant to A.R.S. Section 36-3205.C.1.)

         (2) Provide written information to adult members regarding each individual's rights under State law to make decisions regarding medical care, and the health care provider's written policies concerning advance directives (including any conscientious objections).

         (3) Documenting in the member's medical record whether or not the adult member has been provided the information and whether an advance directive has been executed.

         (4) Not discriminating against a member because of his or her decision to execute or not execute an advance directive, and not making it a condition for the provision of care.

         (5) Providing education to staff on issues concerning advance directives including notification of direct care providers of services, such as home health care and personal care, of any advanced directives executed by members to whom they are assigned to provide services.

b. Contractors shall require subcontracted PCPs, which have agreements with the entities described in paragraph a. above, to comply with the requirements of subparagraphs a. (2) through (5) above. Contractors shall also encourage health care providers specified in subparagraph a. to provide a copy of the member's executed advanced directive, or documentation of refusal, to the member's PCP for inclusion in the member's medical record.

c. The Contractor shall provide written information to adult enrollees that describe the following:

         (1) A member's rights under State law, including a description of the applicable State law

         (2) The organization's policies respecting the implementation of those rights, including a statement of any limitation regarding the implementation of advance directives as a matter of conscience.

         (3)      The member's right to file complaints directly with the state

         (4) Changes to State as soon as possible, but no later than 90 days after the effective date of the change

23. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)

QUALITY MANAGEMENT (QM): The Contractor shall provide quality medical care to members, regardless of payer source or eligibility category. The Contractor shall execute processes to assess, plan, implement and evaluate quality management and improvement activities, as specified in the AMPM, that include at least the following:

-        Conducting Quality Improvement Projects (QIPs);

-        QM monitoring and evaluation activities;

-        Credentialing and recredentialing processes;

- Investigation, analysis, tracking and trending of quality of care issues, abuse and/or complaints; and

-        AHCCCS mandated performance indicators.

The Contractor shall submit, within timelines specified in Attachment F, a written QM plan that addresses its strategies for quality improvement and conducting the quality management activities described in this section. The Contractor shall conduct quality improvement projects as required by the AMPM.

The Contractor may combine its plan for quality improvement and quality management activities with the plan that addresses utilization management as described below.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

UTILIZATION MANAGEMENT (UM): The Contractor shall execute processes to assess, plan, implement and evaluate utilization management activities, as specified in the AMPM, that include at least the following:

-        Pharmacy Management;

-        Prior authorization;

-        Concurrent review;

-        Continuity and coordination of care;

-        Monitoring and evaluation of over and/or under utilization of services;

- Evaluation of new medical technologies, and new uses of existing technologies;

-        Development and/or adoption of practice guidelines; and

-        Consistent application of review criteria.

The Contractor shall maintain a written UM plan that addresses its plan for monitoring UM activities described in this section. The plan must be submitted for review by AHCCCS Office of Medical Management (OMM) within timelines specified in Attachment F.

24. PERFORMANCE STANDARDS

All Performance Standards described below apply to all member populations.

Contractors must meet AHCCCS stated Minimum Performance Standards. However, it is equally important that Contractors continually improve their performance indicator outcomes from year to year. Contractors shall strive to meet the ultimate standard, or benchmark, established by AHCCCS.

Any statistically significant drop in the Contractor's performance level for any indicator must be explained by the Contractor in its annual quality management program evaluation. If a Contractor has a significant drop in any indicator without a justifiable explanation, it will be required to submit a corrective action plan and may be subject to sanctions.

AHCCCS has established three levels of performance:

       MINIMUM PERFORMANCE STANDARD - A Minimum Performance Standard is the minimal expected level of performance by the Contractor. If a Contractor does not achieve this standard, or any indicator declines to a level below the AHCCCS Minimum Performance, the Contractor will be required to submit a corrective action plan and may be subject to sanctions.

       GOAL - A Goal is a reachable standard for a given performance indicator for the Contract Year. If the Contractor has already met or exceeded the AHCCCS Minimum Performance Standard for any indicator, the Contractor must strive to meet the established Goal for the indicator(s).

       BENCHMARK - A Benchmark is the ultimate standard to be achieved. Contractors that have already achieved or exceeded the Goal for any performance indicator must strive to meet the Benchmark for the indicator(s). Contractors that have achieved the Benchmark are expected to maintain this level of performance for future years.

A Contractor that has not shown demonstrable and sustained improvement toward meeting AHCCCS Performance Standards shall develop a corrective action plan. The corrective action plan must be received by AHCCCS, Office of Medical Management within 30 days of receipt of notification from AHCCCS. This plan must be approved by AHCCCS prior to implementation. AHCCCS may conduct one or more follow-up onsite

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

reviews to verify compliance with a corrective action plan. Failure to achieve adequate improvement may result in sanction imposed by AHCCCS.

PERFORMANCE INDICATORS: The Contractor shall comply with AHCCCS quality management requirements to improve performance for all AHCCCS established performance indicators. Complete descriptions of these indicators can be found in the Technical Specifications section of the most recently published Health Plan Performance Standards Results and Analysis documents for perinatal, pediatric and adult/adolescent services. The indicators for postpartum visits and low birth weight have been eliminated as contractual performance standards. The Contractor shall continue to monitor rates for postpartum visits and low birth weights and implement interventions as necessary to improve or sustain these rates. These activities will be monitored by AHCCCSA during the Operational and Financial Review.

CMS has been working in partnership with states in developing core performance measures for Medicaid and SCHIP programs. The current AHCCCS established performance indicators may be subject to change when these core measures are finalized and implemented.

In addition, AHCCCS has established standards for the following indicators:

EPSDT PARTICIPATION: The Contractor shall take affirmative steps to increase member participation in the EPSDT program. The participation rate is the number of children younger than 21 years receiving at least one medical screen during the contract year, compared to the number of children expected to receive at least one medical screen. The number of children expected to receive at least one medical screen is based on the AHCCCS EPSDT periodicity schedule and the average period of eligibility.

PEDIATRIC IMMUNIZATIONS: The Contractor shall ensure members under age 21 receive age-appropriate immunizations as specified in the AMPM.

The Contractor shall participate in immunization audits, at intervals specified by AHCCCSA, based on random sampling to assess and verify the immunization status of two-year-old members. AHCCCS will provide the Contractor the selected sample, specifications for conducting the audit, the AHCCCSA reporting requirements, and technical assistance. The Contractor shall identify each child's PCP, conduct the assessment, and report to AHCCCSA, in the required format, all immunization data for the two-year-old children sampled. If medical records are missing for more than 5 percent of the sample group, the Contractor is subject to sanctions by AHCCCSA. An External Quality Review Organization
(EQRO) may conduct a study to validate the Contractor's reported rates.

The following table identifies the Minimum Performance Standards, Goals and Benchmarks for each indicator:

------------------------------------------------------------------------------------------------
                                                                                     Benchmark *
                                                     CYE 04 Minimum       CYE 04      (Healthy
Performance Indicator                             Performance Standard     Goal     People Goals)
------------------------------------------------------------------------------------------------
Immunization of two-year-olds 3 antigen series             78%              82%           90%
(4:3:1)
------------------------------------------------------------------------------------------------
Immunization of two-year-olds 5 antigen series             67%              73%           90%
(4:3:1:2:3)
------------------------------------------------------------------------------------------------
Immunizations of two-year-olds
     DtaP         4 doses                                  82%              85%           90%
------------------------------------------------------------------------------------------------
     Polio        3 doses                                  88%              90%           90%
------------------------------------------------------------------------------------------------
     MMR -        1 dose                                   88%              90%           90%
------------------------------------------------------------------------------------------------
     Hib          2 doses                                  85%              90%           90%
------------------------------------------------------------------------------------------------
     HBV          3 doses                                  81%              87%           90%
------------------------------------------------------------------------------------------------

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

------------------------------------------------------------------------------------------------
                                                                                     Benchmark *
                                                     CYE 04 Minimum       CYE 04      (Healthy
Performance Indicator                             Performance Standard     Goal     People Goals)
------------------------------------------------------------------------------------------------
Varicella  1 dose                                          73%              80%          90%
------------------------------------------------------------------------------------------------
Dental visits                                              45%              55%          56%
------------------------------------------------------------------------------------------------
Well-child Visits 15 Months                                58%              64%          90%
------------------------------------------------------------------------------------------------
Well-child Visits 3-6 Years                                48%              64%          80%
------------------------------------------------------------------------------------------------
EPSDT Participation                                        58%              80%          80%
------------------------------------------------------------------------------------------------
Children's Access to PCP's                                 77%              80%          97%
------------------------------------------------------------------------------------------------
Cervical Cancer Screening (3-yr period)                    57%              60%          90%
------------------------------------------------------------------------------------------------
Breast Cancer Screening                                    55%              60%          70%
------------------------------------------------------------------------------------------------
Adolescent Well-care Visits                                48%              49%          50%
------------------------------------------------------------------------------------------------
Adult Ambulatory/Preventive Care                           78%              80%          96%
------------------------------------------------------------------------------------------------
Prenatal Care in the First Trimester                       59%              65%          90%
------------------------------------------------------------------------------------------------

*Benchmarks for each performance indicator are based on Healthy People 200 or 2010 goals for health promotion and disease prevention, as determined by the U.S. Department of Health and Human Services.

25. GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS

The Contractor shall have in place a written grievance process for enrollees and providers, which defines their rights regarding disputed matters with the Contractor. The Contractor shall provide the appropriate personnel to establish, implement and maintain the necessary functions related to the grievance systems process. Refer to Attachment H(1) and H(2) for Enrollee Grievance System Standards and Policy and Provider Grievance System Standards and Policy, respectively.

The grievance process shall be in accordance with applicable Federal and State laws, regulations and policies, including, but not limited to 42 CFR Part 438 Subpart F. The Contractor shall ensure compliance with Attachment H. Contractor shall also ensure that it timely provides written information to both enrollees and providers, which clearly explains the grievance system requirements. Information to enrollees must meet cultural competency and limited English proficiency requirements as specified in the AHCCCS Cultural Competency Policy and Section D, Paragraph 18, Member Information.

The Contractor shall be responsible to provide the necessary professional, paraprofessional and clerical services for the representation of the Contractor in all issues relating to the grievance system and any other matters arising under this contract which rise to the level of administrative hearing or a judicial proceeding.

26. QUARTERLY GRIEVANCE  REPORT

The Contractor shall submit a Quarterly Grievance Report to AHCCCSA, Office of Legal Assistance, using the Quarterly Grievance System Report Format. The Quarterly Grievance System Report must be received by the AHCCCSA, Office of Legal Assistance, no later than 45 days from the end of the quarter.

27. NETWORK DEVELOPMENT

The Contractor shall develop and maintain a provider network that is sufficient to provide all covered services to AHCCCS members. It shall ensure covered services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient personnel for the provision of covered services, including emergency medical care on a 24-hour-a-day, 7-days-a-week basis. The proposed network shall be

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

sufficient to provide covered services within designated time and distance limits. For Maricopa and Pima Counties only, this includes a network such that 95% of its members residing within the boundary area of metropolitan Phoenix and Tucson do not have to travel more than 5 miles to see a PCP, dentist or pharmacy. Ninety-five percent of its members residing outside the boundary area must not have to travel more than 10 miles to see such providers. PCPs and specialists who provide inpatient services to the Contractor's members shall have admitting and treatment privileges in a minimum of one general acute care hospital within the Contractor's service area. Hospitalists may satisfy this requirement. Contractors in Maricopa and/or Pima counties must have at least one hospital contract in each of the service districts specified in Attachment B.

Contractors must provide a comprehensive provider network that ensures its membership has access at least equal to, or better than, community norms. Services shall be as accessible to AHCCCS members in terms of timeliness, amount, duration and scope as those services are to non-AHCCCS persons within the same service area. The Contractor is expected to consider the full spectrum of care when developing its network. The Contractor must also consider communities whose residents typically receive care in neighboring states. If the Contractor is unable to provide those services locally, it must so demonstrate to AHCCCSA and shall provide reasonable alternatives for members to access care. These alternatives must be approved by AHCCCSA. If the Contractor's network is unable to provide medically necessary services required under contract, the Contractor must adequately and timely cover these services through an out of network provider until a network provider is contracted. The Contractor and out of network provider must coordinate with respect to authorization and payment issues in these circumstances.

The Contractor is also encouraged to develop non-financial incentive programs to increase participation in its provider network.

The Contractor shall not discriminate with respect to participation in the AHCCCS program, reimbursement or indemnification against any provider based solely on the provider's type of licensure or certification. In addition, the Contractor must not discriminate against particular providers that service high-risk populations or specialize in conditions that require costly treatment. This provision, however, does not prohibit the Contractor from limiting provider participation to the extent necessary to meet the needs of the Contractor's members. This provision also does not interfere with measures established by the Contractor to control costs consistent with its responsibilities under this contract. If a Contractor declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision. The Contractor may not include providers excluded from participation in Federal health care programs, under either section 1128 or section 1128A of the Social Security Act.

See Attachment B, Minimum Network Requirements, for details on network requirements by Geographic Service Area.

PROVIDER NETWORK DEVELOPMENT AND MANAGEMENT PLAN: The Contractor shall develop and maintain a provider network development and management plan, which ensures that the provision of covered services will occur as stated above. This plan shall be updated annually and submitted to AHCCCSA, Office of Managed Care, 45 days from the start of each contract year. The plan shall identify the current status of the Contractor's network, and project future needs based upon, at a minimum, membership growth; the number and types (in terms of training, experience and specialization) of providers that exist in the Contractor's service area; the expected utilization of services, given the characteristics of its population and its health care needs; the numbers of providers not accepting new Medicaid patients; and access of its membership to specialty services as compared to the general population of the community. The plan, at a minimum, shall also include the following:

         a.       current network gaps;

         b. immediate short-term interventions when a gap occurs, including expedited or temporary credentialing;

         c. interventions to fill network gaps and barriers to those interventions;

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

         d.       outcome measures/evaluation of interventions;

         e.       ongoing activities for network development;

         f.       coordination between internal departments;

         g.       coordination with outside organizations and

         h.       specialty populations.

28. PROVIDER AFFILIATION  TRANSMISSION

The Contractor shall submit information quarterly regarding its provider network. This information shall be submitted in the format described in the Provider Affiliation Transmission User Manual on October 15, January 15, April 15, and July 15 of each contract year. The manual may be found in the Bidder's Library. If the provider affiliation transmission is not timely, accurate and complete, the Contractor may be required to submit a corrective action plan and may be subject to sanction.

29. NETWORK MANAGEMENT

The Contractor shall have policies and procedures in place that pertain to all service specifications described in the AMPM. In addition, the Contractor shall have policies on how the Contractor will:

a. Communicate with the network regarding contractual and/or program changes and requirements;

b. Monitor network compliance with policies and rules of AHCCCSA and the Contractor, including compliance with all policies and procedures related to the grievance process and ensuring the member's care is not compromised during the grievance process;

c.       Evaluate the quality of services delivered by the network;

d. Provide or arrange for medically necessary covered services should the network become temporarily insufficient within the contracted service area;

e. Monitor the adequacy, accessibility and availability of its provider network to meet the needs of its members, including the provision of care to members with limited proficiency in English; and

f.       Process expedited and temporary credentials.

Contractor policies shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits.

All material changes in the Contractor's provider network must be approved in advance by AHCCCSA, Office of Managed Care. A material change is defined as one which affects, or can reasonably be foreseen to affect, the Contractor's ability to meet the performance and network standards as described in this contract. AHCCCSA will assess proposed changes in the Contractor's provider network for potential impact on members' health care and provide a written response to the Contractor. For emergency situations, AHCCCSA will expedite the approval process.

The Contractor shall notify AHCCCSA, Office of Managed Care, within one working day of any unexpected changes that would impair its provider network. This notification shall include (1) information about how the change will affect the delivery of covered services, and (2) the Contractor's plans for maintaining the quality of member care, if the provider network change is likely to affect the delivery of covered services.

30. PRIMARY CARE PROVIDER  STANDARDS

The Contractor shall include in its provider network a sufficient number of PCPs to meet the requirements of this contract. Health care providers designated by the Contractor as PCPs shall be licensed in Arizona as

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

allopathic or osteopathic physicians who generally specialize in family practice, internal medicine, obstetrics, gynecology, or pediatrics; certified nurse practitioners or certified nurse midwifes; or physician's assistants.

The Contractor shall assess the PCP's ability to meet AHCCCS appointment availability and other standards when determining the appropriate number of its members to be assigned to a PCP. The Contractor should also consider the PCP's total panel size (i.e. AHCCCS and non-AHCCCS patients) when making this determination. AHCCCS members shall not comprise the majority of a PCP's panel of patients. AHCCCSA shall inform the Contractor when a PCP has a panel of more than 1,800 AHCCCS members (assigned by a single Contractor or multiple Contractors), to assist in the assessment of the size of their panel. This information will be provided on a quarterly basis. The Contractor will adjust the size of a PCP's panel, as needed, for the PCP to meet AHCCCS standards.

The Contractor shall have a system in place to monitor and ensure that each member is assigned to an individual PCP and that the Contractor's data regarding PCP assignments is current. The Contractor is encouraged to assign members with complex medical conditions, who are age 12 and younger, to board certified pediatricians. PCP's, with assigned members diagnosed with AIDS or as HIV positive, shall meet criteria and standards set forth in the AMPM.

To the extent required by this contract, the Contractor shall offer members freedom of choice within its network in selecting a PCP. The Contractor may restrict this choice when a member has shown an inability to form a relationship with a PCP, as evidenced by frequent changes, or when there is a medically necessary reason. When a new member has been assigned to the Contractor, the Contractor shall inform the member in writing of his enrollment and of his PCP assignment within 10 days of the Contractor's receipt of notification of assignment by AHCCCSA. The Contractor shall include with the enrollment notification a list of all the Contractor's available PCPs, the process for changing the PCP assignment, should the member desire to do so, as well as the information required in the AHCCCS Office of Managed Care Member Information Policy. The Contractor shall confirm any PCP change in writing to the member. Members may make both their initial PCP selection and any subsequent PCP changes either verbally or in writing.

At a minimum, the Contractor shall hold the PCP responsible for the following gatekeeping activities:

a. Supervision, coordination and provision of care to each assigned member;

b.       Initiation of referrals for medically necessary specialty care;

c.       Maintaining continuity of care for each assigned member; and

d. Maintaining the member's medical record, including documentation of all services provided to the member by the PCP, as well as any specialty or referral services.

The Contractor shall establish and implement policies and procedures to monitor PCP gatekeeping activities and to ensure that PCPs are adequately notified of, and receive documentation regarding, specialty and referral services provided to assigned members by specialty physicians, and other health care professionals. Contractor policies and procedures shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits.

31. MATERNITY CARE PROVIDER STANDARDS

The Contractor shall ensure that a maternity care provider is designated for each pregnant member for the duration of her pregnancy and postpartum care and that maternity services are provided in accordance with the AMPM. The Contractor may include in its provider network the following maternity care providers:

a. Arizona licensed allopathic and/or osteopathic physicians who are general practitioners or specialize in family practice or obstetrics

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

b.       Physician Assistants

c.       Nurse Practitioners

d.       Certified Nurse Midwives

Pregnant members may choose, or be assigned, a PCP who provides obstetrical care. Such assignment shall be consistent with the freedom of choice requirements for selecting health care professionals while ensuring that the continuity of care is not compromised. Members who choose to receive maternity services from a licensed midwife shall also be assigned to a PCP for medical care, as primary care is not within the scope of practice for licensed midwives.

All physicians and certified nurse midwives who perform deliveries shall have OB hospital privileges or a documented hospital coverage agreement for those practitioners performing deliveries in alternate settings. Licensed midwives perform deliveries only in the member's home. Labor and delivery services may also be provided in the member's home by physicians, certified nurse practitioners and certified nurse midwives who include such services within their practice.

32. REFERRAL PROCEDURES AND STANDARDS

The Contractor shall have adequate written procedures regarding referrals to specialists, to include, at a minimum, the following:

a.       Use of referral forms clearly identifying the Contractor

b.       A system for resolving disputes regarding the referrals

c. PCP referral shall be required for specialty physician services, except that women shall have direct access to in-network GYN providers, including physicians, physician assistants and nurse practitioners within the scope of their practice, without a referral for preventive and routine services. In addition, for members with special health care needs determined to need a specialized course of treatment or regular care monitoring, the Contractor must have a mechanism in place to allow such members to directly access a specialist (for example through a standing referral or an approved number of visits) as appropriate for the member's condition and identified needs. Any waiver of this requirement by the Contractor must be approved in advance by AHCCCSA.

d. Specialty physicians shall not begin a course of treatment for a medical condition other than that for which the member was referred, unless approved by the member's PCP.

e. A process in place that ensures the member's PCP receives all specialist and consulting reports and a process to ensure PCP follow-up of all referrals including EPSDT referrals for behavioral health services

f. A referral plan for any member who is about to lose eligibility and who requests information on low-cost or no-cost health care services

g.       Referral to Medicare HMO including payment of copayments

h. Allow for a second opinion from a qualified health care professional within the network, or if one is not available in network, arrange for the member to obtain one outside the network, at no cost to the member.

The Contractor shall comply with all applicable physician referral requirements and conditions defined in Sections 1903(s) and 1877 of the Social Security Act. Upon finalization of the regulations, the Contractor shall comply with all applicable physician referral requirements and conditions defined in 42 CFR Part 411, Part 424, Part 435 and Part 455. Sections 1903(s) and 1877 of the Act prohibits physicians from making referrals for designated health services to health care entities with which the physician or a member of the physician's family has a financial relationship. Designated health services include:

a.       Clinical laboratory services

b.       Physical therapy services

c.       Occupational therapy services

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

d.       Radiology services

e.       Radiation therapy services and supplies

f.       Durable medical equipment and supplies

g.       Parenteral and enteral nutrients, equipment and supplies

h.       Prosthetics, orthotics and prosthetic devices and supplies

i.       Home health services

j.       Outpatient prescription drugs

k.       Inpatient and outpatient hospital services

33. APPOINTMENT STANDARDS

For purposes of this section, "urgent" is defined as an acute, but not necessarily life-threatening disorder, which, if not attended to, could endanger the patient's health. The Contractor shall have procedures in place that ensure the following standards are met:

a.       Emergency PCP appointments -    same day of request

b.       Urgent care PCP appointments -  within 2 days of request

c.       Routine care PCP appointments - within 21 days of request

For SPECIALTY REFERRALS, the Contractor shall be able to provide:

a.       Emergency appointments -    within 24 hours of referral

b.       Urgent care appointments -  within 3 days of referral

c.       Routine care appointments - within 45 days of referral

For DENTAL APPOINTMENTS, the Contractor shall be able to provide:

a.       Emergency appointments -    within 24 hours of request

b.       Urgent care appointments -  within 3 days of request

c.       Routine care appointments - within 45 days of request

For MATERNITY CARE, the Contractor shall be able to provide initial prenatal care appointments for enrolled pregnant members as follows:

a.       First trimester -       within 14 days of request

b.       Second trimester -      within 7 days of request

c.       Third trimester -       within 3 days of request

d.       High risk pregnancies - within 3 days of identification of high risk by the Contractor or maternity care provider, or immediately if an emergency exists

If a member needs non-emergent medically necessary transportation, the Contractor shall require its transportation provider to schedule the transportation so that the member arrives on time for the appointment, but no sooner than one hour before the appointment; does not have to wait more than one hour after making the call to be picked up; nor have to wait for more than one hour after conclusion of the appointment for transportation home.

The Contractor shall actively monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. The Contractor shall actively monitor and ensure that a member's waiting time for a scheduled appointment at the PCP's or specialist's office is no more than 45 minutes, except when the provider is unavailable due to an emergency.


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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

The Contractor shall have written policies and procedures about educating its provider network regarding appointment time requirements. The Contractor must assign a specific staff member or unit within its organization to monitor compliance with appointment standards. The Contractor must develop a corrective action plan when appointment standards are not met; if appropriate, the corrective action plan should be developed in conjunction with the provider. Appointment standards shall be included in the Provider Manual. The Contractor is encouraged to include the standards in the provider subcontract.

34. FEDERALLY QUALIFIED HEALTH CENTERS (FQHC)

The Contractor is encouraged to use FQHCs in Arizona to provide covered services and must comply with the Federal mandates. Section 4712(b)(2) of the Balanced Budget Act requires that "rates of payment between FQHCs/RHCs and MCOs shall not be less than the amount of payment for a similar set of services with a non-FQHC/RHC." The intention of this provision is to ensure that contractors negotiate rates of payment with FQHCs that are comparable to the rates paid to providers that provide similar services.

Contractors are required to submit member information for Title XIX members for each FQHC on a quarterly basis to the AHCCCSA Office of Managed Care. AHCCCSA will perform periodic audits of the member information submitted. Contractors should refer to the AHCCCS Office of Managed Care's policy on FQHC reimbursement for further guidance. The following FQHCs are currently recognized by CMS:

                  Canyonlands Community Health Care
                  Chiricahua Community Health Centers, Inc.
                  Clinica Adelante, Inc.
                  Community Health Center of West Yavapai
                  Desert Senita Community Health Center
                  El Rio Health Center
                  Inter-Tribal Health Care Center
                  Marana Health Center
                  Mariposa Community Health Center, Inc.
                  Mountain Park Health Center
                  Native American Community Health Center, Inc.
                  Native Americans for Community Action Family Health Center North Country Community Health Center
                  Sun Life Family Health Center
                  Sunset Community Health Center (formerly Valley Health Center, Inc.)
                  United Community Health Center, Inc.

35. PROVIDER MANUAL

The Contractor shall develop, distribute and maintain a provider manual. The Contractor shall ensure that each contracted provider is issued a copy of the provider manual and is encouraged to distribute a provider manual to any individual or group that submits claim and encounter data. The Contractor remains liable for ensuring that all providers, whether contracted or not, meet the applicable AHCCCS requirements such as covered services, billing, etc. At a minimum, the Contractor's provider manual must contain information on the following:

a. Introduction to the Contractor which explains the Contractor's organization and administrative structure

b.   Provider responsibility and the Contractor's expectation of the provider

c.   Overview of the Contractor's Provider Service department and function

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

d. Listing and description of covered and non-covered services, requirements and limitations including behavioral health services

e. Emergency room utilization (appropriate and non-appropriate use of the emergency room)

f. EPSDT Services - screenings include a comprehensive history, developmental/behavioral health screening, comprehensive unclothed physical examination, appropriate vision testing, hearing testing, laboratory tests, dental screenings and immunizations

g.   Dental services

h.   Maternity/Family Planning services

i.   The Contractor's policy regarding PCP assignments

j. Referrals to specialists and other providers, including access to behavioral health services provided by the ADHS/RBHA system

k.   Grievance and request for hearing rights of providers and enrollees

l.   Billing and encounter submission information

m. Information about policies and procedures relevant to the providers including, but not limited to, utilization management and claims submission

n. Reimbursement, including reimbursement for dual eligibles (i.e. Medicare and Medicaid) or members with other insurance

o.   Cost sharing responsibility

p.   Explanation of remittance advice

q.   Prior authorization and notification requirements

r.   Claims medical review

s.   Concurrent review

t.   Fraud and Abuse

u. Formularies (with updates and changes provided in advance to providers, including pharmacies)

v.   AHCCCS appointment standards

w. Americans with Disabilities Act (ADA) requirements and Title VI, as applicable

x.   Eligibility verification

y. Cultural competency information, including notification about Title VI of the Civil Rights Act of 1964. Providers should also be informed of how to access interpretation services to assist members who speak a language other the English or who use sign language.

z.   Peer review and appeal process.

36. PROVIDER REGISTRATION

The Contractor shall ensure that all of its subcontractors register with AHCCCSA as an approved service provider and receive an AHCCCS Provider ID Number. A Provider Participation Agreement must be signed by each provider who does not already have a current AHCCCS ID number. The original shall be forwarded to AHCCCSA. This provider registration process must be completed in order for the Contractor to report services a subcontractor renders to enrolled members and for the Contractor to be paid reinsurance.

37. SUBCONTRACTS

The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the legal responsibility of the Contractor to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this contract may be subcontracted to a qualified person or organization. All such subcontracts must be in writing. See the AHCCCS Claims Processing by Subcontracted Providers Policy in the Bidder's Library.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

All subcontracts entered into by the Contractor are subject to prior review and approval by AHCCCS, Office of Managed Care, and shall incorporate by reference the terms and conditions of this contract. The following subcontracts shall be submitted to AHCCCS, Office of Managed Care for prior approval at least 30 days prior to the beginning date of the subcontract:

a.   Automated data processing

b.   Third-party administrators

c.   Management Services (See also Section D, Paragraphs 43 & 44)

d.   Model subcontracts

e. Capitated or other risk subcontracts requiring claims processing by the subcontractor

f.   Hospitals

g. Requests for Proposal issued by the Contractor for the procurement of medical services.

The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to AHCCCSA within two working days of request by AHCCCSA. A subcontract is voidable and subject to immediate cancellation by AHCCCSA in the event any subcontract pertinent to "a" through "g" above is implemented without the prior written approval of AHCCCSA. All subcontracts shall comply with the applicable provisions of Federal and State laws, regulations and policies.

The Contractor shall not include covenant-not-to-compete requirements in its provider agreements. Specifically, the Contractor shall not contract with a provider and require that the provider not provide services for any other AHCCCS Contractor.

The Contractor must enter into a written agreement with any provider (including out-of-state providers) the Contractor reasonably anticipates will be providing services on its behalf more than 25 times during the contract year. Exceptions to this requirement include the following:

a. If a provider who provides services more than 25 times during the contract year refuses to enter into a written agreement with the Contractor, the Contractor shall submit documentation of such refusal to AHCCCS, Office of Managed Care within seven days of its final attempt to gain such agreement.

b. If a provider performs emergency services such as an emergency room physician or an ambulance company, a written agreement is not required.

c.   Individual providers as detailed in the AMPM.

d. Hospitals, as discussed in Section D, Paragraph 40, Hospital Subcontracting and Reimbursement.

These and any other exceptions to this requirement must be approved by AHCCCS, Office of Managed Care. Each subcontract must contain verbatim all the provisions of Attachment A, Minimum Subcontract Provisions. In addition, each subcontract must contain the following:

a. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor.

b.   Identification of the name and address of the subcontractor.

c. Identification of the population, to include patient capacity, to be covered by the subcontractor.

d. The amount, duration and scope of medical services to be provided, and for which compensation will be paid.

e. The term of the subcontract including beginning and ending dates, methods of extension, termination and re-negotiation.

f. The specific duties of the subcontractor relating to coordination of benefits and determination of third-party liability.

g. A provision that the subcontractor agrees to identify Medicare and other third-party liability coverage and to seek such Medicare or third party liability payment before submitting claims to the Contractor.

h. A description of the subcontractor's patient, medical and cost record keeping system.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

i. Specification that the subcontractor shall cooperate with quality management/quality improvement programs, and comply with the utilization management and review procedures specified in the AMPM.

j. A provision stating that a merger, reorganization or change in ownership of a subcontractor that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of AHCCCSA.

k. Procedures for enrollment or re-enrollment of the covered population (may also refer to the Provider Manual).

l. A provision that the subcontractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.

m. A provision that the subcontractor must obtain any necessary authorization from the Contractor or AHCCCSA for services provided to eligible and/or enrolled members.

n. A provision that the subcontractor must comply with encounter reporting and claims submission requirements as described in the subcontract.

38. CLAIMS PAYMENT SYSTEM

The Contractor shall develop and maintain a claims payment system capable of processing, cost avoiding and paying claims in accordance with ARS 36-2904(H) and (J), AHCCCS Rules R9-22-705, and R9-22-709, a copy of which may be found in the Bidder's Library. In the absence of a subcontract provision to the contrary, claims submission deadlines shall be calculated from the date of service or the effective date of eligibility posting, whichever is later. Remittance advices accompanying the Contractor's payments to providers must contain, at a minimum, adequate descriptions of all denials and adjustments, the reasons for such denials and adjustments, the amount billed, the amount paid, and grievance and request for hearing rights. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already-paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by AHCCCSA, Office of Managed Care.

In accordance with the Balanced Budget Act of 1997, unless a subcontract specifies otherwise, the Contractor shall ensure that 90% of all clean claims are paid within 30 days of receipt of the clean claim and 99% are paid within 90 days of receipt of the clean claim. Additionally, unless a subcontract specifies otherwise, the Contractor shall not require providers to initially submit claims earlier than 6 months after date of service or to submit clean claims earlier than 12 months after date of service for which payment is claimed. The receipt date of the claim is the date stamp on the claim. The paid date of the claim is the date on the check or other form of payment.

39. SPECIALTY CONTRACTS

AHCCCSA may at any time negotiate or contract on behalf of the Contractor and AHCCCSA for specialized hospital and medical services. AHCCCSA will consider existing Contractor resources in the development and execution of specialty contracts. AHCCCSA may require the Contractor to modify its delivery network to accommodate the provisions of specialty contracts. Specialty contracts shall take precedence over, and supersede, existing and future subcontracts for services that are subject to specialty contracts. AHCCCSA may consider waiving this requirement in particular situations if such action is determined to be in the best interest of the State; however, in no case shall reimbursement exceed that payable under the relevant AHCCCSA specialty contract.

During the term of specialty contracts, AHCCCSA may act as an intermediary between the Contractor and specialty contractors to enhance the cost effectiveness of service delivery. AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of the Contractor. Adjudication of claims related to such payments provided under specialty contracts shall remain the responsibility of the Contractor. AHCCCSA may provide technical assistance prior to the implementation of any specialty contracts.

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                                                                February 3, 2003

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Currently, AHCCCSA only has specialty contracts for transplant services. AHCCCSA shall provide at least 60 days advance written notice to the Contractor prior to the implementation of any specialty contract.

40. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT

MARICOPA AND PIMA COUNTIES ONLY: Legislation authorizes the Hospital Reimbursement Pilot Program (Pilot), which is effective from October 1, 2001, through September 30, 2003. Legislation to extend the Pilot may be introduced for CYE '04. The Pilot, as defined by AHCCCS Rule R9-22-718, requires hospital subcontracts to be negotiated between health plans in Maricopa and Pima counties and hospitals to establish reimbursement levels, terms and conditions. Subcontracts shall be negotiated by the Contractor and hospitals to cover operational concerns, such as timeliness of claims submission and payment, payment of discounts or penalties and legal resolution which may, as an option, include establishing arbitration procedures. These negotiated subcontracts shall remain under close scrutiny by AHCCCSA to ensure availability of quality services within specific service districts, equity of related party interests and reasonableness of rates. The general provisions of this program encompass acute care hospital services and outpatient hospital services that result in an admission. The Contractor shall submit all hospital subcontracts and any amendments to AHCCCSA, Office of Managed Care. For non-emergency patient-days, the Contractor shall ensure that at least 65% of its members use contracted hospitals. AHCCCSA reserves the right to subsequently adjust the 65% standard. Further, if in AHCCCSA's judgment the number of emergency days at a particular non-contracted hospital becomes significant, AHCCCSA may require a subcontract at that hospital.

ALL COUNTIES EXCEPT MARICOPA AND PIMA: The Contractor shall reimburse hospitals for member care in accordance with AHCCCS Rule R9-22-705. The Contractor is encouraged to obtain subcontracts with hospitals in all GSA's and must submit copies of these subcontracts, including amendments, to AHCCCSA, Office of Managed Care, at least seven days prior to the effective dates thereof.

OUT-OF-STATE HOSPITALS: The Contractor shall reimburse out-of-state hospitals in accordance with AHCCCS Rule R9-22-705. Contractors serving border communities (excluding Mexico) are strongly encouraged to establish contractual agreements with those out-of-state hospitals that are identified by GSA in Attachment B.

HOSPITAL RECOUPMENTS: The Contractor may conduct prepayment and post-payment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment. If the Contractor fails to identify lack of medical necessity through concurrent review and/or prepayment medical review, lack of medical necessity identified during post-payment medical review shall not constitute a basis for recoupment by the Contractor. This prohibition does not apply to recoupments that are a result of an AHCCCS reinsurance audit. See also Section D, Paragraph 38, Claims Payment System. For a more complete description of the guidelines for hospital reimbursement, please consult the Bidder's Library for applicable statutes and rules.

41. NURSING FACILITY REIMBURSEMENT

The Contractor shall not deny nursing facility services if the nursing facility is unable to obtain prior authorization in situations where acute care eligibility and ALTCS eligibility overlap and the member is enrolled with an AHCCCS acute care contractor. In such situations, the Contractor shall impose reasonable authorization requirements. The Contractor's payment responsibility, described above, applies only in situations where the nursing facility has not been notified in advance of the member's enrollment with an AHCCCS acute care contractor. When ALTCS eligibility overlaps AHCCCS acute care enrollment, the acute care enrollment takes precedence. Although the member could be ALTCS eligible for this time period, there is no ALTCS enrollment that occurs on the same days as AHCCCS acute enrollment.

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                                                                February 3, 2003

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

The Contractor shall provide medically necessary nursing facility services for any member who has a pending ALTCS application, who is currently residing in a nursing facility and is eligible for services provided under this contract. If the member becomes ALTCS eligible and is enrolled with an ALTCS Program Contractor before the end of the maximum 90 days per contract year of nursing facility coverage, the Contractor is only responsible for nursing facility coverage during the time the member is enrolled with the Contractor. Nursing facility services, covered by a third party insurer (including Medicare) while the member is enrolled with the Contractor, shall be applied to the 90 day per contract year limitation.

The Contractor shall notify the Assistant Director of the Division of Member Services in writing, when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application process and to prepare for potential fee-for-service coverage if the stay goes beyond the 90-day per contract year maximum.

42. PHYSICIAN INCENTIVES

The Contractor must comply with all applicable physician incentive requirements and conditions defined in 42 CFR 417.479. These regulations prohibit physician incentive plans that directly or indirectly make payments to a doctor or a group as an inducement to limit or refuse medically necessary services to a member. The Contractor is required to disclose all physician incentive agreements to AHCCCSA and to AHCCCS members who request them.

The Contractor shall not enter into contractual arrangements that place providers at significant financial risk as defined in CFR 417.479 unless specifically approved in advance by the AHCCCSA Office of Managed Care. In order to obtain approval, the following must be submitted to the AHCCCSA Office of Managed Care 45 days prior to the implementation of the contract:

     1.   A complete copy of the contract

     2.   A plan for the member satisfaction survey

     3.   Details of the stop-loss protection provided

     4. A summary of the compensation arrangement that meets the substantial financial risk definition.

The Contractor shall disclose to AHCCCSA the information on physician incentive plans listed in 42 CFR 417.479(h)(1) through 417.479(I) upon contract renewal, prior to initiation of a new contract, or upon request from AHCCCSA or CMS. Please refer to the Physician Incentive Plan Disclosure by Contractors Policy in the Bidder's Library for details on providing required disclosures.

The Contractor shall also provide for compliance with physician incentive plan requirements as set forth in 42 CFR 422. These regulations apply to contract arrangements with subcontracted entities that provide utilization management services.

43. MANAGEMENT SERVICES SUBCONTRACTORS

All proposed management services subcontracts and/or corporate cost allocation plans must be approved in advance by AHCCCSA, Office of Managed Care, as described in Section D, Paragraph 37, Subcontracts. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees charged and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to the Contractor. The Contractor may be placed on monthly financial reporting, and/or financial sanctions may be imposed.

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                                                                February 3, 2003

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

44. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS

All management services subcontractors that have oversight responsibilities for the Contractor's program operations (such as third-party administrators) are required to have an annual financial audit. A copy of this audit shall be submitted to AHCCCSA, Office of Managed Care, within 120 days of the subcontractor's fiscal year end. If services billed by a consultant or actuary are less than $50,000 annually, AHCCCSA will waive the requirement for an audit of that consultant or actuary.

45. MINIMUM CAPITALIZATION REQUIREMENTS

In order to be considered for a contract award, the Offeror must meet a minimum capitalization requirement for each GSA bid. The capitalization requirement for both new and continuing offerors must be met within 30 days after contract award.

Minimum capitalization requirements by GSA are as follows:

                                                CAPITALIZATION                   CAPITALIZATION
GEOGRAPHIC SERVICE AREA (GSA)                    REQUIREMENT--                    REQUIREMENT--
                                                NEW CONTRACTORS                EXISTING CONTRACTORS
Mohave/Coconino/Apache/Navajo                     $4,400,000                        $3,000,000
La Paz/Yuma                                       $3,000,000                        $2,000,000
Maricopa                                          $5,000,000                        $4,000,000
Pima/Santa Cruz                                   $4,500,000                        $3,000,000
Cochise/Graham/ Greenlee                          $2,150,000                        $2,000,000
Pinal/Gila                                        $2,400,000                        $2,000,000
Yavapai*                                          $1,600,000                        $1,600,000

*Yavapai's minimum capitalization requirement for both new and existing offerors is limited to $150 times the estimated number of members.

NEW OFFERORS: To be considered for a contract award in a given GSA or group of GSA's, a new offeror must meet the minimum capitalization requirements listed above. The capitalization requirement is subject to a $10,000,000 ceiling regardless of the number of GSA's awarded. This requirement is in addition to the Performance Bond requirements defined in Paragraphs 46 and 47 below and must be met with cash with no encumbrances, such as a loan subject to repayment. The capitalization requirement may be applied toward meeting the equity per member requirement (see Section D, Paragraph 50, Financial Viability Standards/Performance Guidelines) and is intended for use in operations of the Contractor.

CONTINUING OFFERORS: Continuing offerors that are bidding a county or GSA in which they currently have a contract must meet the equity per member standard (see Section D, Paragraph 50, Financial Viability Standards/Performance Guidelines) for their current membership. Continuing offerors that do not meet the equity standard must fund, through capital contribution, the necessary amount to meet the minimum capitalization requirement. Continuing offerors that are bidding a new GSA must provide the additional capitalization for the new GSA they are bidding. The amount of the required capitalization for continuing offers may differ from that for new offerors due to size of the existing offerors current enrollment. (See the table of requirements by GSA above).

Continuing offerors will not be required to provide additional capitalization if they currently meet the equity per member standard with their existing membership and their excess equity is sufficient to cover the proposed additional members, or they have at least $10,000,000 in equity.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

46. PERFORMANCE BOND OR BOND SUBSTITUTE

The Contractor shall be required to provide a performance bond of standard commercial scope issued by a surety company doing business in this State, an irrevocable letter of credit, or a cash deposit ("Performance Bond") to AHCCCSA for as long as the Contractor has AHCCCS-related liabilities of $50,000 or more outstanding, or 15 months following the effective date of this contract, whichever is later, to guarantee: (1) payment of the Contractor's obligations to providers, non-contracting providers, and non-providers; and (2) performance by the Contractor of its obligations under this contract. The Performance Bond shall be in a form acceptable to AHCCCSA as described in the AHCCCS Performance Bond Policy available in the Bidder's Library.

In the event of a default by the Contractor, AHCCCSA shall, in addition to any other remedies it may have under this contract, obtain payment under the Performance Bond or substitute security for the purposes of the following:

a. Paying any damages sustained by providers, non-contracting providers and non-providers by reason of a breach of the Contractor's obligations under this contract,

b. Reimbursing AHCCCSA for any payments made by AHCCCSA on behalf of the Contractor, and

c. Reimbursing AHCCCSA for any extraordinary administrative expenses incurred by reason of a breach of the Contractor's obligations under this contract, including, but not limited to, expenses incurred after termination of this contract for reasons other than the convenience of the State by AHCCCSA.

In the event AHCCCSA agrees to accept substitute security in lieu of the Performance Bond, irrevocable letter of credit or cash deposit, the Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce AHCCCSA's security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. In the event such substitute security is agreed to and accepted by AHCCCSA, the Contractor acknowledges that it has granted AHCCCSA a security interest in such substitute security to secure performance of its obligations under this contract. The Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. AHCCCSA may, after written notice to the Contractor, withdraw its permission for substitute security, in which case the Contractor shall provide AHCCCSA with a form of security described above. The Contractor may not change the amount, duration or scope of the performance bond without prior written approval from AHCCCSA, Office of Managed Care.

The Contractor shall not leverage the bond for another loan or create other creditors using the bond as security.

47. AMOUNT OF PERFORMANCE BOND

The initial amount of the Performance Bond shall be equal to 80% of the total capitation payment expected to be paid to the Contractor in the month of October 2003, or as determined by AHCCCSA. The total capitation amount shall include delivery and hospital supplemental payments. This requirement must be satisfied by the Contractor no later than 30 days after notification by AHCCCSA of the amount required. Thereafter, AHCCCSA shall evaluate the enrollment statistics of the Contractor on a monthly basis to determine if the Performance Bond must be increased. The Contractor shall have 30 days following notification by AHCCCSA to increase the amount of the Performance Bond. The Performance Bond amount that must be maintained after the contract term shall be sufficient to cover all outstanding liabilities and will be determined by AHCCCSA. The Contractor may not change the amount of the performance bond without prior written approval from AHCCCS, Office of Managed Care. Refer to the Performance Bond/Equity Per Member Policy for more details.

                                                                Acute Care RFP
                                                                February 3, 2003

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

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

48. ACCUMULATED FUND DEFICIT

The Contractor and its owners shall fund any accumulated fund deficit through capital contributions in a form acceptable to AHCCCSA within 30 days after receipt by AHCCCSA of the final audited financial statements, or as otherwise requested by AHCCCSA. AHCCCSA may, at its option, impose enrollment caps in any or all GSA's as a result of an accumulated deficit, even if unaudited.

49. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS

The Contractor shall not, without the prior approval of AHCCCSA, make any advances to a related party or subcontractor. The Contractor shall not, without similar prior approval, make any distribution, loan or loan guarantee to any entity, including another fund or line of business within its organization. All investments, other than investments in U.S. Government securities or Certificates of Deposit, also require AHCCCSA prior approval. (See the Reporting Guide for Acute Care Contractors for alternatives to the prior approval of individual investments.) All requests for prior approval are to be submitted to the AHCCCSA Office of Managed Care.

50. FINANCIAL VIABILITY STANDARDS/PERFORMANCE GUIDELINES

AHCCCSA has established financial viability standards/performance guidelines. On a quarterly basis, AHCCCSA will review the following ratios with the purpose of monitoring the financial health of the Contractor. The two financial viability standards, the Current Ratio and Equity per Member, are the standards that best represent the financial solvency of the Contractor. Therefore, the Contractor must comply with these two financial viability standards.

AHCCCSA will also monitor the Medical Expense Ratio, the Administrative Cost Percentage, and the RBUC's Days Outstanding. These guidelines are analyzed as part of AHCCCSA's due diligence in financial statement monitoring. Sanctions may not be imposed if the Contractor does not meet these performance guidelines. AHCCCSA takes into account Contractors' unique programs for managing care and improving the heath status of members when analyzing medical expense and administrative ratio results. However, if a critical combination of the Financial Viability Standards and Performance Guidelines are not met, or if a Contractor's experience differs significantly from other Contractors', additional monitoring, such as monthly reporting, may be required.

FINANCIAL VIABILITY STANDARDS

CURRENT RATIO                       Current assets divided by current
                                    liabilities. "Current assets" includes any long-term investments that can be converted to cash within 24 hours without significant penalty (i.e., greater than 20%).

                                    Standard: At least 1.00

                                    If current assets include a receivable from a parent company, the parent company must have liquid assets that support the amount of the inter-company loan.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

EQUITY PER MEMBER                   Equity, less on-balance sheet performance
                                    bond, divided by the number of non-SOBRA
                                    Family Planning Extension Services members enrolled at the end of the period.

                                    Standard: At least $150 for Contractors with enrollment < 100,000
                                                       $100 for Contractors with
                                                       enrollment of 100,000+

                                    For purposes of this measurement, the equity to be measured must be supported by unencumbered current assets.

                                    (Failure to meet this standard may result in an enrollment cap being imposed in any or all contracted GSAs.)

PERFORMANCE GUIDELINES

MEDICAL EXPENSE RATIO               Total medical expenses divided by total
                                    capitation + Delivery Supplement + Hospital
                                    Supplemental Payment +TPL+ Reinsurance +
                                    HIV/AIDS Supplement

                                    Standard: At least 80%

ADMINISTRATIVE COST PERCENTAGE      Total administrative expenses (excluding
                                    income taxes), divided by total capitation +
                                    Delivery Supplement + Hospital Supplemental
                                    Payment + TPL + Reinsurance + HIV/AIDS
                                    Supplement.

                                    Standard: No more than 10%

RECEIVED BUT UNPAID CLAIMS          Received but unpaid claims divided by the
    (DAYS OUTSTANDING)              average daily medical expenses for the
                                    period, net of sub-capitation expense.
                                    Standard: No more than 30 days

51. SEPARATE INCORPORATION

Within 60 days of contract award, a non-governmental contractor shall have established a separate corporation for the purposes of this contract, whose sole activity is the performance of contract function with AHCCCS.

52. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP

A proposed merger, reorganization or change in ownership of the Contractor shall require prior approval of AHCCCSA and a subsequent contract amendment. The Contractor must submit a detailed merger, reorganization and/or transition plan to AHCCCSA, Office of Managed Care, for review. The purpose of the plan review is to ensure uninterrupted services to members, evaluate the new entity's ability to support the provider network, ensure that services to members are not diminished and that major components of the organization and AHCCCS programs are not adversely affected by such merger, reorganization or change in ownership.

53. COMPENSATION

The method of compensation under this contract will be Prior Period Coverage
(PPC) capitation, prospective capitation, delivery supplement, hospitalized supplement for Medical Expense Deduction (MED) members, HIV-AIDS supplement, reinsurance and third party liability, as described and defined within this contract and appropriate laws, regulations or policies.

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

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Capitation rates awarded with the RFP will be effective for the period October 1, 2003 through September 30, 2004. Actuaries establish the capitation rates using practices established by the Actuarial Standards Board. AHCCCS provides the following data to its actuaries to establish rates for the purposes of rebasing the capitation rates.

     a.   Utilization and unit cost data derived from reported encounters

     b.   Audited financial statements reported by Contractors

     c.   Local market basket inflation trends

     d.   AHCCCS fee for service schedule pricing adjustments

     e.   Programmatic changes that affect reimbursement

     f.   Additional administrative requirements for Contractors

     g.   Other changes to medical practices that affect reimbursement

AHCCCS adjusts its rates to best match payment to risk. This further ensures the actuarial basis for the capitation rates. The following risk factors will be included for CYE '04:

     a.   Reinsurance (as described in Paragraph 57)

     b.   HIV/AIDS supplemental payment

     c. Age/Gender for the 1931(b), SOBRA, KidsCare and BCCTP eligibility groups

     d.   Medicare enrollment for SSI members

     e.   Delivery supplemental payment

     f.   Hospitalized supplemental payments for MED members

     g.   Geographic Service Area adjustments

     h.   Risk sharing for Title XIX Waiver Group reimbursement

     i.   Risk sharing for PPC reimbursement

     j.   Member choice statistic for Title XIX Waiver Group

The above information is reviewed by AHCCCS' actuaries in renewal years to determine if adjustments are necessary to maintain actuarially sound rates. A Contractor may cover services for members that are not covered under the State Plan; however those services are not included in the data provided to actuaries for setting capitation rates. In addition to the above data used to review the appropriateness of capitation rates, during renewal years, AHCCCS may look at other factors that potentially impact appropriate reimbursement including the medical cost experience of members who exercise their right to choose a health plan upon initial enrollment versus those who are auto assigned to a health plan.

PROSPECTIVE CAPITATION: The Contractor will be paid capitation for all prospective member months, including partial member months. This capitation includes the cost of providing medically necessary covered services to members during the prospective period coverage.

PRIOR PERIOD COVERAGE (PPC) CAPITATION: Except for KidsCare members and HIFA Parents, the Contractor will be paid capitation for all PPC member months, including partial member months. This capitation includes the cost of providing medically necessary covered services to members during prior period coverage. The PPC capitation rates will be set by AHCCCSA and will be paid to the Contractor along with the prospective capitation described below. Contractors will not receive PPC capitation for newborns of members who were enrolled at the time of delivery.

RECONCILIATION OF PPC COSTS TO REIMBURSEMENT: For CYE '04, AHCCCSA will reconcile the Contractor's PPC medical cost expenses to PPC capitation paid to the Contractor during the year. This reconciliation will limit the Contractor's profits and losses to 2%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 2% will be recouped. Encounter data will be used to determine medical expenses. Refer to the AHCCCS Office of Managed Care's PPC Reconciliation Policy for further details.

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

PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

RISK SHARING FOR TITLE XIX WAIVER MEMBERS: For CYE '04, AHCCCSA will reconcile the Contractor's PPC and prospective medical cost expenses to PPC capitation, prospective capitation, hospitalized supplemental payments, delivery supplemental payments and HIV/AIDS supplemental payments paid to the Contractor during the year. This reconciliation will limit the Contractor's profits and losses to 2%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 2% will be recouped. Encounter data will be used to determine medical expenses. Refer to the AHCCCS Office of Managed Care's Title XIX Waiver Reconciliation Policy for further details.

DELIVERY SUPPLEMENT: When the Contractor has an enrolled woman who delivers during a prospective enrollment period, the Contractor will be entitled to a supplemental payment. Supplemental payments will not apply to women who deliver in a prior period coverage time period. AHCCCSA reserves the right at any time during the term of this contract to adjust the amount of this payment for women who deliver at home. The delivery supplemental payment is not made if the hospitalized supplemental payment has already been paid.

HOSPITALIZED SUPPLEMENTAL PAYMENT: If an MED member is an inpatient on the date of application for AHCCCS eligibility, and the date of application falls within the member's eligibility period, the Contractor is entitled to a supplemental payment to help defray costs related to the inpatient stay. The payment is a one-time supplement that is paid when the member is enrolled with the Contractor and is subject to review during the term of the contract.

HIV-AIDS SUPPLEMENT: On a quarterly basis, the Contractor shall submit to AHCCCSA, Office of Managed Care, an unduplicated monthly count of members, by rate code, who are using approved HIV/AIDS drugs along with the supporting pharmacy log. The report shall be submitted, along with the quarterly financial reporting package, within 60 days after the end of each quarter. AHCCCSA reserves the right to recoup any amounts paid for ineligible members as well as an associated penalty for incorrect encounter reporting.

Refer to the AHCCCS, Office of Managed Care HIV/AIDS Supplemental Payment and Review Policy for further details and requirements.

54. PAYMENTS TO CONTRACTORS

Subject to the availability of funds, AHCCCSA shall make payments to the Contractor in accordance with the terms of this contract provided that the Contractor's performance is in compliance with the terms and conditions of this contract. Payment must comply with requirements of A.R.S. Title 36. AHCCCSA reserves the option to make payments to the Contractor by wire or National Automated Clearing House Association (NACHA) transfer and will provide the Contractor at least 30 days notice prior to the effective date of any such change.

Where payments are made by electronic funds transfer, AHCCCSA shall not be liable for any error or delay in transfer or indirect or consequential damages arising from the use of the electronic funds transfer process. Any charges or expenses imposed by the bank for transfers or related actions shall be borne by the Contractor. Except for adjustments made to correct errors in payment, and as otherwise specified in this section, any savings remaining to the Contractor as a result of favorable claims experience and efficiencies in service delivery at the end of the contract term may be kept by the Contractor.

All funds received by the Contractor pursuant to this contract shall be separately accounted for in accordance with generally accepted accounting principles.

Except for funds received from the collection of permitted copayments and third-party liabilities, the only source of payment to the Contractor for the services provided hereunder is the Arizona Health Care Cost Containment System Fund. An error discovered by the State with or without an audit in the amount of fees paid to the

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Contractor will be subject to adjustment or repayment by the Contractor making a corresponding decrease in a current Contractor's payment or by making an additional payment by AHCCCSA to the Contractor.

No payment due the Contractor by AHCCCSA may be assigned or pledged by the Contractor. This section shall not prohibit AHCCCSA at its sole option from making payment to a fiscal agent hired by Contractor.

55. CAPITATION ADJUSTMENTS

Except for changes made specifically in accordance with this contract, the rates set forth in Section B shall not be subject to re-negotiation or modification during the contract period. AHCCCSA may, at its option, review the effect of a program change and determine if a capitation adjustment is needed. In these instances the adjustment will be prospective with assumptions discussed with the Contractor prior to modifying capitation rates. The Contractor may request a review of a program change if it believes the program change was not equitable; AHCCCSA will not unreasonably withhold such a review.

If the Contractor is in any manner in default in the performance of any obligation under this contract, AHCCCSA may, at its option and in addition to other available remedies, adjust the amount of payment until there is satisfactory resolution of the default. The Contractor shall reimburse AHCCCSA and/or AHCCCSA may deduct from future monthly capitation for any portion of a month during which the Contractor was not at risk due to, for example:

a.   death of a member

b. member's incarceration (not eligible for AHCCCS benefits from the date of incarceration)

c.   duplicate capitation to the same Contractor

d.   adjustment based on change in member's contract type

e.   voluntary withdrawal

If a member is enrolled twice with the same Contractor, recoupment will be made as soon as the double capitation is identified. AHCCCSA reserves the right to modify its policy on capitation recoupments at any time during the term of this contract.

56. INCENTIVES

AHCCCSA will be implementing an incentive program that utilizes financial and/or non-financial incentives to promote program quality. AHCCCSA will use contractor clinical performance indicators in the development of an incentive program. Examples of incentive programs are listed below.

AUTO ASSIGNMENT ALGORITHM: Effective CYE '06, AHCCCSA will adjust the auto assignment algorithm methodology to incorporate contractor's clinical performance indicator results in the calculation of target percentages. AHCCCSA will use the following performance indicators:

         Prenatal Care in the First Trimester
         Well-Child Visits 3-6 Years

ADMINISTRATIVE REQUIREMENTS: Effective CYE '06, AHCCCSA may elect to reduce Operational Financial Review (OFR) requirements for high performing contractors.

USE OF WEBSITE: Contractors will be required to post their clinical performance indicators compared to AHCCCS standard and statewide averages on their website. In addition, AHCCCSA will post contractor performance indicators on its website.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

INCENTIVE FUND: AHCCCSA may retain a specified percentage of capitation reimbursement in order to distribute to Contractors based on their performance measure outcomes. The incentive fund will not be implemented in CYE '04 and contractors will be notified at least 60 days prior to implementation in a future contract year.

57. REINSURANCE

Reinsurance is a stop-loss program provided by AHCCCSA to the Contractor for the partial reimbursement of covered services, as described below, for a member with an acute medical condition beyond an annual deductible level. AHCCCSA "self-insures" the reinsurance program through a deduction to capitation rates that is intended to be budget neutral. Refer to the AHCCCSA Reinsurance Claims Processing Manual for further details on the Reinsurance Program.

INPATIENT REINSURANCE

Inpatient reinsurance covers partial reimbursement of covered inpatient facility medical services. See the table below for applicable deductible levels and coinsurance percentages. The coinsurance percent is the rate at which AHCCCSA will reimburse the Contractor for covered inpatient services incurred above the deductible. The deductible is the responsibility of the Contractor. Per diem rates paid for nursing facility services provided within 30 days of an acute hospital stay, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year shall be eligible for reinsurance coverage.

The following table represents anticipated deductible and coinsurance levels for CYE '04. These deductibles and coinsurance percentages are under review by actuaries and are subject to change, at the discretion of AHCCCSA, prior to contract awards. Any change will have a corresponding impact on capitation rates.

                                                          TITLE XIX WAIVER GROUP
                              ANNUAL DEDUCIBLE*              ANNUAL DEDUCIBLE
                              ----------------------------------------------------------------------
                                                                 COMBINED
STATEWIDE PLAN                   PROSPECTIVE               PPC AND PROSPECTIVE
  ENROLLMENT                     REINSURANCE                   REINSURANCE               COINSURANCE
----------------------------------------------------------------------------------------------------
0-49,999                           $35,000                       $35,000                    75%
50,000-99,999                      $50,000                       $35,000                    75%
100,000 and over                   $75,000                       $35,000                    75%

*applies to all members except for Title XIX Waiver Group members

a) PROSPECTIVE REINSURANCE: This coverage applies to prospective enrollment periods. The deductible level is based on the Contractor's statewide AHCCCS acute care enrollment (not including SOBRA Family Planning Extension services) as of October 1st each contract year for all rate codes and counties, as shown in the table above. AHCCCSA will adjust the Contractor's deductible level at the beginning of a contract year if the Contractor's enrollment changes to the next enrollment level. A Contractor may not elect a lower deductible. These deductible levels are subject to change by AHCCCSA during the term of this contract. Any change will have a corresponding impact on capitation rates.

b) PRIOR PERIOD COVERAGE REINSURANCE: Effective October 1, 2003, AHCCCSA will no longer cover PPC inpatient expenses under the reinsurance program for any members except Title XIX Waiver Group members. See section c) below for additional information.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

c) TITLE XIX WAIVER MEMBERS: A separate reinsurance deductible for the Title XIX Waiver Group applies for both the prospective and prior period coverage time periods. There can only be one reinsurance case for prior period and prospective enrollment.

CATASTROPHIC REINSURANCE

The reinsurance program includes a special Catastrophic Reinsurance program. This program encompasses members diagnosed with hemophilia, von Willebrand's Disease, and Gaucher's Disease. For additional detail and restrictions refer to the AHCCCS Reinsurance Claims Processing Manual and the AMPM. There are no deductibles for catastrophic reinsurance cases. All medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the Contractor's paid amount. All catastrophic claims are subject to medical review by AHCCCSA.

The Contractor shall notify AHCCCSA, Office of Managed Care, Reinsurance Unit, of cases identified for catastrophic reinsurance coverage within 30 days of (a) initial diagnosis, (b) enrollment with the Contractor, and (c) the beginning of each contract year. Catastrophic reinsurance will be paid for a maximum 30-day retroactive period from the date of notification to AHCCCSA. The determination of whether a case or type of case is catastrophic shall be made by the Director or designee based on the following criteria; 1) severity of medical condition, including prognosis; and 2) the average cost or average length of hospitalization and medical care, or both, in Arizona, for the type of case under consideration.

HEMOPHILIA: Catastrophic reinsurance coverage is available for all members diagnosed with Hemophilia (ICD9 codes 286.0, 286.1, 286.2).

VON WILLEBRAND'S DISEASE: Catastrophic reinsurance coverage is available for all members diagnosed with von Willebrand's Disease who are non-DDAVP responders and dependent on Plasma Factor VIII.

GAUCHER'S DISEASE: Catastrophic reinsurance is available for members diagnosed with Gaucher's Disease classified as Type I and are dependent on enzyme replacement therapy.

TRANSPLANTS

This program covers members who are eligible to receive covered major organ and tissue transplantation including bone marrow, heart, heart/lung, lung, liver, kidney, and other organ transplantation. Bone grafts and cornea transplantation services are not eligible for transplant reinsurance coverage but are eligible under the regular inpatient reinsurance program. Refer to the AMPM for covered services for organ and tissue transplants. Reinsurance coverage for transplants is limited to 85% of the AHCCCS contract amount for the transplantation services rendered, or 85% of the Contractor's paid amount, whichever is lower. The AHCCCS contracted transplantation rates may be found in the Bidder's Library. When a member is referred to a transplant facility for an AHCCCS-covered organ transplant, the Contractor shall notify AHCCCSA, Office of Medical Management.

OTHER

For all reinsurance case types other than transplants, Contractors will be reimbursed 100% for all medically necessary covered expenses provided in a contract year, after the reinsurance case reaches $650,000. Transplant case types have another risk limitation methodology described in the AHCCCSA Reinsurance Claims Processing Manual.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

ENCOUNTER SUBMISSION AND PAYMENTS FOR REINSURANCE

a) ENCOUNTER SUBMISSION: A Contractor shall prepare, review, verify, certify, and submit, encounters for consideration to AHCCCSA. Upon submission, the Contractor certifies that the services listed were actually rendered. The encounters must be submitted in the format prescribed by AHCCCSA. The Contractor must initiate and evaluate an encounter for probable 1st and 3rd party liability before submitting the encounter for reinsurance consideration, unless the encounter involves underinsured or uninsured motorist liability insurance, 1st and 3rd party liability insurance or a tort feasor.

The Contractor must maintain evidence that costs incurred have been paid by the Contractor before submitting reinsurance encounters. This information is subject to AHCCCSA review. Collections from 1st and 3rd parties should be reflected by the Contractor as reductions in the encounters submitted on a dollar-for-dollar basis. For purposes of AHCCCSA reinsurance, payments made by Contractor-purchased reinsurance are not considered 1st and 3rd party collections.

All reinsurance claims must reach a clean claim status within fifteen months from the end date of service, or date of eligibility posting, whichever is later.

b) ENCOUNTER PROCESSING: AHCCCSA will accept for processing only those encounters that are submitted directly by an AHCCCS Contractor and that comply with the AHCCCSA Encounter Reporting User Manual.

c) PAYMENT OF INPATIENT AND CATASTROPHIC REINSURANCE CASES: AHCCCSA will reimburse a Contractor for costs incurred in excess of the applicable deductible level, subject to coinsurance percentages. Amounts in excess of the deductible level shall be paid based upon costs paid by the Contractor, minus the coinsurance unless the costs are paid under a subcapitated arrangement. In subcapitated arrangements, the Administration shall base reimbursement of reinsurance encounters on the lower of the AHCCCS allowed amount or the reported health plan paid amount, minus the coinsurance and Medicare/TPL payment and applicable quick pay discounts.

Reimbursement for these reinsurance benefits will be made to the Contractor each month. AHCCCSA will also provide a reconciliation of reinsurance payments in the case where encounters used in the calculation of reinsurance benefits are subsequently adjusted or voided.

When a member with an annual enrollment choice changes Contractors within a contract year, for reinsurance purposes, all eligible inpatient costs, nursing facility costs and inpatient psychiatric costs incurred for that member will follow the member to the receiving health plan. Therefore, all submitted encounters from the health plan the member is leaving (for dates of service within the current contract year) will be applied toward, but not exceed, the receiving health plan's deductible level. For further details regarding this policy and other reinsurance policies refer to the AHCCCS Reinsurance Claims Processing Manual.

d) PAYMENT OF TRANSPLANT REINSURANCE CASES: Reinsurance benefits are based upon the lower of the AHCCCS contract amount or the Contractor's paid amount, subject to coinsurance percentages. While encounter data is not currently used to determine reinsurance payments for transplant services, in the future, encounters may be required in order for Contractors to receive reinsurance payments for transplants. Contractors are required to encounter all medical services provided for which a financial liability is incurred. Please refer to the AHCCCS Reinsurance Claims Processing Manual for the appropriate billing of transplant services. Reimbursement for these reinsurance benefits will be made to the Contractor each month.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

REINSURANCE AUDITS

PRE-AUDIT: Medical audits on prospective and prior period coverage reinsurance cases will be determined based on statistically valid retrospective random sampling. For closed contracts, a 100% audit will be conducted. AHCCCSA, Office of Managed Care, Reinsurance Unit, will generate the sampling and will notify the Contractor of documentation needed for the retrospective medical audit process to occur at the Contractor's offices.

ON-SITE AUDIT: AHCCCSA will give the Contractor at least 45 days advance notice of any on-site audit. The Contractor shall have all requested medical records and financial documentation on-site and available to the nurse auditors. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Audit Team during the course of the audit. The Contractor representative shall be available to the Audit Team at all times during AHCCCSA on-site audit activities. While on-site, the Contractor shall provide the Audit Team with workspace, access to a telephone, electrical outlets and privacy for conferences.

AUDIT CONSIDERATIONS: Reinsurance consideration will be given to inpatient facility contracts and hearing decisions rendered by the Office of Legal Assistance. Pre-hearing and/or hearing penalties discoverable during the review process will not be reimbursed under reinsurance.

Per diem rates may be paid for nursing facility and rehabilitation services provided the services are rendered within 30 days of an acute hospital stay, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year. The services rendered in these sub-acute settings must be of an acute nature and, in the case of rehabilitative or restorative services, steady progress must be documented in the medical record.

AUDIT DETERMINATIONS: The Contractor will be furnished a copy of the Reinsurance Post-Audit Results letter approximately 60 days after the onsite audit and given an opportunity to comment and provide additional medical or financial documentation on any audit findings. AHCCCSA may limit reinsurance reimbursement to a lower or alternative level of care if the Director or designee determines that the less costly alternative could and should have been used by the Contractor. A recoupment of reinsurance reimbursements made to the Contractor may occur based on the results of the medical audit sampling. The results of the medical audit sampling may be separately extrapolated to the entire prospective and prior period coverage reinsurance reimbursement populations in the audit timeframe for the Contractor.

A Contractor whose reinsurance case is reduced or denied shall be notified in writing by AHCCCSA and will be informed of rationale for reduction or denial determination and the applicable grievance and appeal process available.

58. COORDINATION OF BENEFITS / THIRD PARTY LIABILITY

By law, AHCCCSA is the payer of last resort. This means AHCCCSA shall be used as a source of payment for covered services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post payment recovery. The Contractor shall use these methods as described in A.A.C. R9-22-1001. (See also Section D, Paragraph 60, Medicare Services and Cost Sharing).

COST AVOIDANCE: The Contractor shall cost-avoid all claims or services that are subject to third-party payment and may deny a service to a member if it knows that a third party (i.e. other insurer) will provide the service. However, if a third-party insurer (other than Medicare) requires the member to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for copayments, coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written contract with the provider or the AHCCCS fee-for-service rate, less any amount paid by the third party. (The

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

Contractor must decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network.) If the Contractor refers the member for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all copayments, coinsurance and deductibles, the Contractor must make such payments in advance.

If the Contractor knows that the third party insurer will neither pay for nor provide the covered service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the member to do so.

The requirement to cost-avoid applies to all AHCCCS covered services. For prenatal care and preventive pediatric services, AHCCCS may require the Contractor to provide such service and then coordinate payment with the potentially liable third party ("pay and chase"). In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so the member can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent a member from receiving such service and that the member shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

POSTPAYMENT RECOVERIES: Postpayment recovery is necessary in cases where the Contractor was not aware of third-party coverage at the time services were rendered or paid for, or was unable to cost-avoid. The Contractor shall identify all potentially liable third parties and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement in the following circumstances unless the case has been referred to the Contractor by AHCCCSA or AHCCCSA's authorized representative:

Uninsured/underinsured motorist insurance              Restitution Recovery
First-and third-party liability insurance              Worker's Compensation
Tortfeasors, including casualty                        Estate recovery
Special Treatment Trusts recovery

The Contractor shall report any cases involving the above circumstances to AHCCCSA's authorized representative should the Contractor identify such a situation. See AHCCCS Rule R9-22-1002 and R9-31-1002. The Contractor shall cooperate with AHCCCSA's authorized representative in all collection efforts. In joint cases involving both AHCCCS fee-for-service or reinsurance and the Contractor, AHCCCSA's authorized representative is responsible for performing all research, investigation and payment of lien-related costs, subsequent to the referral of any and all relevant case information to AHCCCSA's authorized representative by the Contractor. AHCCCSA's authorized representative is also responsible for negotiating and acting in the best interest of all parties to obtain a reasonable settlement in joint cases and may compromise a settlement in order to maximize overall reimbursement, net of legal and other costs. The Contractor will be responsible for their prorated share of the contingency fee. The Contractor's share of the contingency fee will be deducted from the settlement proceeds prior to AHCCCSA remitting the settlement to the Contractor. For total plan cases involving only payments from the Contractor, the Contractor is responsible for performing all research, investigation, the filing of liens and payment of lien filing fees and other related costs. The Contractor shall use the cover sheet as prescribed by AHCCCS when filing liens.

The Contractor may retain up to 100% of its third-party collections if all of the following conditions exist:

a. Total collections received do not exceed the total amount of the Contractor's financial liability for the member

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

b. There are no payments made by AHCCCS related to fee-for-service, reinsurance or administrative costs (i.e. lien filing and contingency fees, etc.)

c.   Such recovery is not prohibited by State or Federal law

REPORTING: The Contractor may be required to report case level detail of third-party collections and cost avoidance, including number of referrals on total plan cases. In addition, upon AHCCCSA's request, the Contractor shall provide an electronic extract of the Casualty cases, including open and closed cases. Data elements include, but are not limited to: the member's first and last name; AHCCCS ID; date of incident; claimed amount; paid/recovered amount; and case status. The AHCCCSA TPL Section shall provide the format and reporting schedule for this information to the Contractor. The Contractor shall notify AHCCCSA's authorized representative within five working days of the identification of a third-party liability case with reinsurance. Failure to report reinsurance cases may result in one of the remedies specified in Section D, Paragraph 72, Sanctions. The Contractor shall communicate any known change in health insurance information, including Medicare, to AHCCCS Administration, Division of Member Services, not later than 10 days from the date of discovery using the AHCCCS Third-Party Coverage Form found in the Bidder's Library.

AHCCCSA will provide the Contractor, on an agreed upon schedule, with a complete file of all third-party coverage information (other than Medicare) for the purpose of updating the Contractor's files. The Contractor shall notify AHCCCSA of any known changes in coverage within deadlines and in a format prescribed by AHCCCSA.

TITLE XXI (KIDSCARE), HIFA PARENTS AND BCCTP: Eligibility for KidsCare, HIFA Parents and BCCTP benefits require that the applicant/member not be enrolled with any other creditable health insurance plan. If the Contractor becomes aware of any such coverage, the Contractor shall notify AHCCCSA immediately. AHCCCSA will determine if the other insurance meets the creditable definition in A.R.S. 36-2982(G).

CONTRACT TERMINATION: Upon termination of this contract, the Contractor will complete the existing third party liability cases or make any necessary arrangements to transfer the cases to AHCCCSA's authorized TPL representative.

59. COPAYMENTS

The Contractor is responsible for the collection of copayments from members in accordance with AHCCCS Rules R9-22-711 and R9-31-711, and 42 CFR 447. Services may not be denied for inability to pay the copayment. Any required copayments collected shall belong to the Contractor or its subcontractors.

The Contractor may not collect copayments for the following services:

     a.   Prenatal care including all obstetrical visits;

     b.   Well-baby and EPSDT care;

     c. Care in nursing facilities and intermediate care facilities for the mentally retarded;

     d. Visits scheduled by a primary care physician or practitioner, and not at the request of a member;

     e.   Drugs and medications;

     f.   Family planning services;

     g.   Translation and interpreter services.

A provider shall not bill a member for more than the statutory copayment amount. Refer to Section D, Paragraphs 58, Coordination of Benefits/Third Party Liability, Paragraph 60, Medicare Services and Cost Sharing, and R9-22-702 for exceptions.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

60. MEDICARE SERVICES AND COST SHARING

AHCCCS has members enrolled who are eligible for both Medicaid and Medicare. These members are referred to as "dual eligibles". Generally, Contractors are responsible for payment of Medicare coinsurance and/or deductibles for covered services provided to dual eligible members. However, there are different cost sharing responsibilities that apply to dual eligible members based on a variety of factors. Unless prior approval is obtained from AHCCCSA, the Contractor must limit their cost sharing responsibility according to the AHCCCS Medicare Cost Sharing Policy. The Contractor shall have no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare member.

61. MARKETING

The Contractor shall submit all proposed marketing and outreach materials and events that will involve the general public to the AHCCCS Marketing Committee for prior approval in accordance with the AHCCCS Health Plan Marketing Policy. The Contractor must have signed contracts with PCPs, specialists, dentists, and pharmacies in order for them to be included in marketing materials.

62. CORPORATE COMPLIANCE

In accordance with A.R.S. Section 36-2918.01, all contractors are required to notify the AHCCCS, Office of Program Integrity immediately of all suspected fraud or abuse. The Contractor agrees to promptly (within ten working days of discovery) inform the Office of Program Integrity in writing of instances of suspected fraud or abuse. This shall include acts of suspected fraud or abuse that were resolved internally but involved AHCCCS funds, contractors or sub-contractors.

As stated in A.R.S. Section 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false or fraudulent pretenses, representations, promises, or material omissions is guilty of a Class 2 felony.

The Contractor agrees to permit and cooperate with any onsite review. A review by the AHCCCS, Office of Program Integrity may be conducted without notice and for the purpose of ensuring program compliance.

Effective October 1, 2003, the Contractor shall be in compliance with 42 CFR
438.608. The Contractor must have a mandatory compliance program, supported by other administrative procedures, that is designed to guard against fraud and abuse.

The compliance program, which shall both prevent and detect suspected fraud or abuse, must include:

     1. Written policies, procedures, and standards of conduct that articulate the organization's commitment to and processes for complying with all applicable federal and state standards.

     2.   The designation of a compliance officer and a compliance committee.

     3.   Effective training and education.

     4. Effective lines of communication between the compliance officer and the organization's employees.

     5. Enforcement of standards through well-publicized disciplinary guidelines.

     6.   Provision for internal monitoring and auditing.

     7.   Provision for prompt response to problems detected.

The Contractor is required to research potential overpayments identified by the AHCCCS, Office of Program Integrity. After conducting a cost benefit analysis to determine if such action is warranted, the Contractor

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

should attempt to recover any overpayments identified. The AHCCCS Office of Program Integrity shall be advised of the final disposition of the research and advised of actions, if any, taken by the Contractor.

63. RECORDS RETENTION

The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

The Contractor agrees to make available, at all reasonable times during the term of this contract, any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or Federal government. The Contractor shall be responsible for any costs associated with the reproduction of requested information.

The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract.

If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof.

64. DATA EXCHANGE REQUIREMENTS

The Contractor is authorized to exchange data with AHCCCSA relating to the information requirements of this contract and as required to support the data elements to be provided AHCCCSA in the formats prescribed by AHCCCSA and in formats prescribed by the Health Insurance Portability and Accountability Act (HIPAA). Details for the formats may be found in the draft HIPAA Transaction Companion Documents & Trading Partner Agreements, and in the AHCCCS Technical Interface Guidelines, available in the Bidder's Library.

The information so recorded and submitted to AHCCCSA shall be in accordance with all procedures, policies, rules, or statutes in effect during the term of this contract. If any of these procedures, policies, rules, regulations or statutes are hereinafter changed both parties agree to conform to these changes following appropriate notification to both parties by AHCCCSA.

The Contractor is responsible for any incorrect data, delayed submission or payment (to the Contractor or its subcontractors), and/or penalty applied due to any error, omission, deletion, or erroneous insert caused by Contractor-submitted data. Any data that does not meet the standards required by AHCCCSA shall not be accepted by AHCCCSA.

The Contractor is responsible for identifying any inconsistencies immediately upon receipt of data from AHCCCSA. If any unreported inconsistencies are subsequently discovered, the Contractor shall be responsible for the necessary adjustments to correct its records at its own expense.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

The Contractor shall accept from AHCCCSA original evidence of eligibility and enrollment in a form appropriate for electronic data exchange. Upon request by AHCCCSA, the Contractor shall provide to AHCCCSA updated date-sensitive PCP assignments in a form appropriate for electronic data exchange.

The Contractor shall be provided with a Contractor-specific security code for use in all data transmissions made in accordance with contract requirements. Each data transmission by the Contractor shall include the Contractor's security code. The Contractor agrees that by use of its security code, it certifies that any data transmitted is accurate and truthful, to the best of the Contractor's Chief Executive Officer, Chief Financial Officer or designee's knowledge. The Contractor further agrees to indemnify and hold harmless the State of Arizona and AHCCCSA from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by the Contractor in the submitted input data. Neither the State of Arizona nor AHCCCSA shall be responsible for any incorrect or delayed payment to the Contractor's AHCCCS services providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by the Contractor in the submission of AHCCCS claims.

The costs of software changes are included in administrative costs paid to the Contractor. There is no separate payment for software changes. A PMMIS systems contact will be assigned after contract award. AHCCCSA will work with the health plans as they evaluate Electronic Data Interchange options.

HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA): The Contractor shall comply with the Administrative Simplification requirements of Subpart F of the HIPAA of 1996 (Public Law 107-191, 110 Statutes 1936) and all Federal regulations implementing that Subpart that are applicable to the operations of the Contractor by the dates required by the implementing Federal regulations.

65. ENCOUNTER DATA REPORTING

The accurate and timely reporting of encounter data is crucial to the success of the AHCCCS program. AHCCCSA uses encounter data to pay reinsurance benefits, set fee-for-service and capitation rates, determine disproportionate share payments to hospitals, and to determine compliance with performance standards. The Contractor shall submit encounter data to AHCCCSA for all services rendered, including services provided during prior period coverage. This requirement is a condition of the CMS grant award.

A Contractor shall prepare, review, verify, certify, and submit, encounters for consideration to AHCCCSA. Upon submission, the Contractor certifies that the services listed were actually rendered. The encounters must be submitted in the format prescribed by AHCCCSA.

Encounter data must be provided to AHCCCSA by electronic media and must be submitted in the PMMIS AHCCCSA supplied formats. Specific requirements for encounter data are described in the AHCCCSA Encounter Reporting User Manual, a copy of which may be found in the Bidder's Library. The Encounter Submission Requirements are included herein as Attachment I. Refer to Paragraph 64, Data Exchange Requirements, for further information.

An Encounter Submission Tracking Report must be maintained and made available to AHCCCSA upon request. The Tracking Report's purpose is to link each claim to an adjudicated or pended encounter returned to the Contractor. Further information regarding the Encounter Submission Tracking Report may be found in The AHCCCSA Encounter Reporting User's Manual.

Each month AHCCCSA provides the Contractor with full replacement files containing provider and medical procedure coding information. These files should be used to assist the Contractor in accurate Encounter Reporting. Refer to Paragraph 64, Data Exchange Requirements, for further information.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

66.  ENROLLMENT AND CAPITATION TRANSACTION UPDATES

AHCCCSA produces daily enrollment transaction updates identifying new members and changes to members' demographic, eligibility and enrollment data, which the Contractor shall use to update its member records. The daily enrollment transaction update, which is run prior to the monthly enrollment and capitation transaction update, is referred to as the "last daily" and will contain all rate code changes made for the prospective month, as well as any new enrollments and disenrollments.

AHCCCSA also produces a daily Manual Payment Transaction, which identifies enrollment or disenrollment activity that was not included on the daily enrollment transaction update due to internal edits. The Contractor shall use the Manual Payment Transaction in addition to the daily enrollment transaction update to update its member records.

A weekly capitation transaction will be produced to provide contractors with member-level capitation payment information. This file will show changes to the prospective capitation payments, as sent in the monthly file, resulting from enrollment changes that occur after the monthly file is produced. This file will also identify mass adjustments to and/or manual capitation payments that occurred at AHCCCS after the monthly file is produced.

The monthly enrollment and monthly capitation transaction updates are generally produced two days before the end of every month. The update will identify the total active population for the Contractor as of the first day of the next month. These updates contain the information used by AHCCCSA to produce the monthly capitation payment for the next month. The Contractor will reconcile their member files with the AHCCCS monthly update.

After reconciling the monthly update information, the Contractor resumes posting daily updates beginning with the last two days of the month. The last two daily updates are different from the regular daily updates in that they pay and/or recoup capitation into the next month. If the Contractor detects an error through the monthly update process, the Contractor shall notify AHCCCSA, Office of Managed Care.

Refer to Paragraph 64, Data Exchange Requirements, for further information.

67. PERIODIC REPORT REQUIREMENTS

AHCCCSA, under the terms and conditions of its CMS grant award, requires periodic reports, encounter data, and other information from the Contractor. The submission of late, inaccurate, or otherwise incomplete reports shall constitute failure to report subject to the penalty provisions described in this contract.

Standards applied for determining adequacy of required reports are as follows:

         a. Timeliness: Reports or other required data shall be received on or before scheduled due dates.

         b. Accuracy: Reports or other required data shall be prepared in strict conformity with appropriate authoritative sources and/or AHCCCS defined standards.

         c. Completeness: All required information shall be fully disclosed in a manner that is both responsive and pertinent to report intent with no material omissions.

AHCCCS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the contract. The Contractor shall comply with all changes specified by AHCCCSA.

The Contractor shall be responsible for continued reporting beyond the term of the contract. For example, processing claims and reporting encounter data will likely continue beyond the term of the contract because of lag time in filing source documents by subcontractors.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

The Contractor shall comply with all financial reporting requirements contained in the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System, a copy of which may be found in the Bidder's Library. The required reports, which are subject to change during the contract term, are summarized in Attachment F, Periodic Report Requirements.

68. REQUESTS FOR INFORMATION

AHCCCSA may, at any time during the term of this contract, request financial or other information from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

69. DISSEMINATION OF INFORMATION

Upon request, the Contractor shall assist AHCCCSA in the dissemination of information prepared by AHCCCSA or the Federal government to its members. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials that are produced by the Contractor and refer to covered services shall state that such services are funded under contract with AHCCCSA.

70. OPERATIONAL AND FINANCIAL READINESS REVIEWS

AHCCCSA may conduct Operational and Financial Readiness Reviews on all successful offerors and will, subject to the availability of resources, provide technical assistance as appropriate. The Readiness Reviews will be conducted prior to the start of business. The purpose of Readiness Reviews is to assess new Contractors' readiness and ability to provide covered services to members at the start of the contract year and current Contractors' readiness to expand to new geographic service areas. A new Contractor will be permitted to commence operations only if the Readiness Review factors are met to AHCCCSA's satisfaction.

71. OPERATIONAL AND FINANCIAL REVIEWS

In accordance with CMS requirements, AHCCCSA, or an independent external agent, will conduct annual Operational and Financial Reviews for the purpose of (but not limited to) ensuring operational and financial program compliance. The reviews will identify areas where improvements can be made and make recommendations accordingly, monitor the Contractor's progress towards implementing mandated programs and provide the Contractor with technical assistance if necessary. The Contractor shall comply with all other medical audit provisions as required by AHCCCS Rule R9-22-521 and R9-31-521.

The type and duration of the Operational and Financial Review will be solely at the discretion of AHCCCSA. Except in cases where advance notice is not possible or advance notice may render the review less useful, AHCCCSA will give the Contractor at least three weeks advance notice of the date of the on-site review. In preparation for the on-site Operational and Financial Reviews, the Contractor shall cooperate fully with AHCCCSA and the AHCCCSA Review Team by forwarding in advance such policies, procedures, job descriptions, contracts, logs and other information that AHCCCSA may request. The Contractor shall have all requested medical records on-site. Any documents, not requested in advance by AHCCCSA, shall be made available upon request of the Review Team during the course of the review. The Contractor personnel, as identified in advance, shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, the Contractor shall provide the Review Team with workspace, access to a telephone, electrical outlets and privacy for conferences. Certain documentation submission requirements may be waived at the discretion of AHCCCSA, if the Contractor has obtained accreditation from NCQA, JCAHO or any other

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

nationally recognized accrediting body. The Contractor must submit the entire accreditation report to AHCCCSA for such waiver consideration.

The Contractor will be furnished a draft copy of the Operational and Financial Review Report and given an opportunity to comment on any review findings prior to AHCCCSA publishing the final report. Operational and Financial Review findings may be used in the scoring of subsequent bid proposals by that Contractor. Recommendations, made by the Review Team to bring the Contractor into compliance with Federal, State, AHCCCS, and/or RFP requirements, must be implemented by the Contractor. AHCCCSA may conduct a follow- up Operational and Financial Review to determine the Contractor's progress in implementing recommendations and achieving program compliance. Follow-up reviews may be conducted at any time after the initial Operational and Financial Review.

AHCCCSA may conduct an Operational and Financial Review in the event the Contractor undergoes a merger, reorganization, change in ownership or makes changes in three or more key staff positions within a 12-month period.

72. SANCTIONS

AHCCCSA may impose monetary sanctions, suspend, deny, refuse to renew, or terminate this contract or any related subcontracts in accordance with AHCCCS Rules R9-22-606 and the terms of this contract and applicable Federal or State law and regulations. Written notice will be provided to the Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation prepayment to be withheld. The Contractor may appeal the decision to impose a sanction in accordance with A.A.C. 22, Article 8. Intermediate sanctions may be imposed, but are not limited to the following actions:

a. Substantial failure to provide medically necessary services that the Contractor is required to provide under the terms of this contract to its enrolled members.

b. Imposition of premiums or charges in excess of the amount allowed under the AHCCCS 1115 Waiver.

c. Discrimination among enrollees on the basis of their health status of need for health care services.

d. Misrepresentation or falsification of information furnished to CMS or AHCCCSA.

e. Misrepresentation or falsification of information furnished to an enrollee, potential enrollee, or provider.

f. Failure to comply with the requirement for physician incentive plan as delineated in Paragraph 42.

g. Distribution directly, or indirectly through any agent or independent contractor, of marketing materials that have not been approved by AHCCCSA or that contain false or materially misleading information.

h.   Failure to meet AHCCCS Financial Viability Standards.

i.   Material deficiencies in the Contractor's provider network.

j.   Failure to meet quality of care and quality management requirements.

k.   Failure to meet AHCCCS encounter standards.

l.   Violation of other applicable State or Federal laws or regulations.

m.   Failure to fund accumulated deficit in a timely manner.

n.   Failure to increase the Performance Bond in a timely manner.

o.   Failure to comply with any provisions contained in this RFP.

AHCCCSA may impose the following types of intermediate sanctions:

a.   Civil monetary penalties

b.   Appointment of temporary management for a Contractor as provided in 42 CFR
     438.706 and A.R.S. Section 36-2903 (M).

c. Granting enrollees the right to terminate enrollment without cause and notifying the affected enrollees of their right to disenroll.

d. Suspension of all new enrollment, including auto assignments after the effective date of the sanction.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

e. Suspension of payment for recipients enrolled after the effective date of the sanction until CMS or AHCCCSA is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.

f. Additional sanctions allowed under statue or regulation that address areas of noncompliance, such as termination of the contract.

CURE NOTICE PROCESS: Prior to the imposition of a sanction for non-compliance, AHCCCSA may provide a written cure notice to the Contractor regarding the details of the non-compliance. The cure notice will specify the period of time during which the Contractor must bring its performance back into compliance with contract requirements. If, at the end of the specified time period, the Contractor has complied with the cure notice requirements, AHCCCSA will take no further action. If, however, the Contractor has not complied with the cure notice requirements, AHCCCSA will proceed with the imposition of sanctions.

The Sanctions policy is currently being drafted and will be in the Bidders Library when finalized.

73. BUSINESS CONTINUITY PLAN

The Contractor shall adhere to all elements of the AHCCCS, Office of Managed Care Business Continuity Plan Policy. This plan is currently under review and will be placed in the Bidder's Library upon completion. The Contractor shall develop a Business Continuity Plan to deal with unexpected events that may affect its ability to adequately serve members. This plan shall, at a minimum, include planning and training for:

     -    Healthcare facility closure/loss of a major provider

     - Electronic/telephonic failure at the Contractor's main place of business

     -    Complete loss of use of the main site

     -    Loss of primary computer system/records

     - Communication between the Contractor and AHCCCSA in the event of a business disruption

The Business Continuity Plan shall be updated annually. All key staff shall be trained and familiar with the Plan.

74. TECHNOLOGICAL ADVANCEMENT

The Contractor shall implement the following technological measures according to the applicable time frame:

April 1, 2004:

     - Contractors must have a website with links to the following information:

          1.   Formulary

          2.   Provider manual

          3.   Policies

          4.   Member handbook

          5.   Provider listing

     - Contractors must have enrollment verification via website fully operational

     -    Contractors must have claims inquiry via website fully operational

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

75. PENDING LEGISLATIVE / OTHER ISSUES

The following constitute pending items that will be resolved after the initial issuance of the RFP document. Any program changes due to the resolution of the issues will be reflected in future amendments to the RFP. Final awarded capitation rates may also be adjusted to reflect the financial impact of program changes.

PRESCRIPTION DRUGS: The Governor of Arizona issued an Executive Order, available on the AHCCCS website, requiring AHCCCSA to explore carving out the prescription drug benefit from capitation in order to participate in the Federal Drug Rebate Program. As a result, the Contractor is required to submit two capitation rate proposals, one with and one without prescription drug costs and utilization. Refer to the Section C, Definitions and Section I, Instructions to Offerors, for more detail.

HOSPITAL REIMBURSEMENT PILOT PROGRAM: Legislation to extend the Pilot program may be introduced effective for contract years beginning CYE '04. See Paragraph 40, Hospital Subcontracting and Reimbursement, for additional information on the Hospital Reimbursement Pilot Program. The Pilot program is scheduled to terminate September 30, 2003.

HOSPICE SERVICES FOR MEMBERS AGE 21 AND OLDER: AHCCCSA is considering adding hospice services as a benefit for members age 21 and older and is undergoing the approval process, which includes an amendment to AHCCCS' state plan with CMS.

TRANSPLANT CONTRACTS: AHCCCSA is currently negotiating new contracts for organ and tissue transplants, to be effective October 1, 2003. Contracted rates will be published as soon as they are finalized.

TRANSPLANTS: AHCCCSA may evaluate carving out transplant services from the compendium of services for which AHCCCS Contractors are responsible. If AHCCCSA determines that carving out the responsibility for transplant services is appropriate, an RFP will be issued for the program. AHCCCSA does not anticipate a carve out in CYE '04.

TRANSPORTATION: AHCCCSA is evaluating its methodology, under capitation, for providing transportation services to its members. Options may include contracting with a centralized transportation broker to provide services to all AHCCCS members. AHCCCSA does not anticipate a carve out in CYE '04.

MEMBER COST SHARING: AHCCCSA submitted a report to the Arizona Legislature on possibilities for increasing AHCCCS' member cost sharing responsibilities. This report may be found on the AHCCCS website. Changes include increases to copayment amounts and collection of premiums. AHCCCSA is seeking CMS approval to expand member cost sharing responsibility. Refer to the AHCCCS website for a copy of the Cost Sharing Report.

76. BALANCED BUDGET ACT OF 1997 (BBA)

In August of 2002, CMS issued final regulations for the implementation of the BBA. AHCCCS is currently reviewing all areas of the regulations to ensure full compliance with the BBA; however, there are some issues that require further clarification from CMS. The following items related to the BBA regulations are pending. Any program changes due to the resolution of the issues will be reflected in amendments to the RFP. Final awarded capitation rates may be also be adjusted to reflect the financial impact of the program changes.

GRIEVANCES: AHCCCSA has not reached a final decision on whether it will implement the option for a member to request an expedited hearing directly from AHCCCSA. The final decision will be communicated through a future amendment to this RFP.

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PROGRAM REQUIREMENTS                                  CONTRACT/RFP NO. YH04-0001

SPECIAL HEALTHCARE NEEDS: AHCCCSA is in the process of determining the impact of the BBA regulations regarding individuals with special healthcare needs. The AMPM will be expanded to address policies related to this population.

PPC TIME PERIOD FOR MED POPULATION: AHCCCSA is determining how to handle reimbursement to the Contractor for the day a member meets spend down requirements.

POLICIES: AHCCCSA is currently revising policies, as needed, to reflect the BBA regulations. As the policies are updated, they will be issued to all offerors via the AHCCCS web under "Bidder's Library". If a policy is finalized after the contracts bids are awarded, they will be issued to all Contractors, both via the website and in hard copy. Examples of AHCCCS policies currently under revision include the AMPM, Sanctions Policy, Member Information Policy and the Health Plan Marketing Policy.

77. HEALTHCARE GROUP OF ARIZONA

AHCCCSA encourages all Contractors to participate in the Healthcare Group (HCG) program. Legislation was passed in 2002 that shifted administrative responsibilities from HCG contractors to AHCCCSA. Additionally, effective February 1, 2003, HCG's service package and premium structure has been redesigned to better reflect the small group product in the Arizona marketplace. HCG has created a niche market, as insurance companies are moving away from the Health Maintenance Organization market. HCG hopes to expand its enrollment significantly during the next two years, which will result in a solid membership base to spread risk, thereby increasing the attractiveness of the HCG product. For additional information, contact AHCCCSA, Office of the Director.

[END OF SECTION D]

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

SECTION E: CONTRACT CLAUSES

1) APPLICABLE LAW

ARIZONA LAW - The law of Arizona applies to this contract including, where applicable, the Uniform Commercial Code, as adopted in the State of Arizona.

IMPLIED CONTRACT TERMS - Each provision of law and any terms required by law to be in this contract are a part of this contract as if fully stated in it.

2) AUTHORITY

This contract is issued under the authority of the Contracting Officer who signed this contract. Changes to the contract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized state employee or made unilaterally by the Contractor are violations of the contract and of applicable law. Such changes, including unauthorized written contract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this contract based on those changes.

3) ORDER OF PRECEDENCE

The parties to this contract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States and applicable Federal regulations; the terms of the CMS 1115 waiver for the State of Arizona; the Constitution and laws of Arizona, and applicable State rules; the terms of this contract, including all attachments and executed amendments and modifications; AHCCCSA policies and procedures.

4) CONTRACT INTERPRETATION AND AMENDMENT

NO PAROL EVIDENCE - This contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any term used in this contract.

NO WAIVER - Either party's failure to insist on strict performance of any term or condition of the contract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the non- conforming performance knows of the nature of the performance and fails to object to it.

WRITTEN CONTRACT AMENDMENTS - The contract shall be modified only through a written contract amendment within the scope of the contract signed by the procurement officer on behalf of the State.

5) SEVERABILITY

The provisions of this contract are severable to the extent that any provision or application held to be invalid shall not affect any other provision or application of the contract, which may remain in effect without the invalid provision, or application.

6) RELATIONSHIP OF PARTIES

The Contractor under this contract is an independent contractor. Neither party to this contract shall be deemed to be the employee or agent of the other party to the contract.

7) ASSIGNMENT AND DELEGATION

The Contractor shall not assign any right nor delegate any duty under this contract without prior written approval of the Contracting Officer, who will not unreasonably withhold such approval.

8) GENERAL INDEMNIFICATION

The Contractor shall defend, indemnify and hold harmless the State from any claim, demand, suit, liability, judgment and expense (including attorney's fees and other costs of litigation) arising out of or relating to injury, disease, or death of persons or damage to or loss of property resulting from or in connection with the

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negligent performance of this contract by the Contractor, its agents, employees, and subcontractors or anyone for whom the Contractor may be responsible. The obligations, indemnities and liabilities assumed by the Contractor under this paragraph shall not extend to any liability caused by the negligence of the State or its employees. The Contractor's liability shall not be limited by any provisions or limits of insurance set forth in this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph. The Administration shall bear no liability for subcontracts that a Contractor executes with other parties for the provision of administrative or management services, medical services or covered health care services, or for any other purposes.

9) INDEMNIFICATION -- PATENT AND COPYRIGHT

The Contractor shall defend, indemnify and hold harmless the State against any liability including costs and expenses for infringement of any patent, trademark or copyright arising out of contract performance or use by the State of materials furnished or work performed under this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

The Contractor shall comply with all applicable Federal and State laws and regulations including Title VI of the Civil Rights Act of 1964; Title IX of the Education Amendments of 1972 (regarding education programs and activities); the Age Discrimination Act of 1975; and the Americans with Disabilities Act; EEO provisions; Copeland Anti-Kickback Act; Davis-Bacon Act; Contract Work Hours and Safety Standards; Rights to Inventions Made Under a Contract or Agreement; Clean Air Act and Federal Water Pollution Control Act; Byrd Anti-Lobbying Amendment. The Contractor shall maintain all applicable licenses and permits.

11) ADVERTISING AND PROMOTION OF CONTRACT

The Contractor shall not advertise or publish information for commercial benefit concerning this contract without the prior written approval of the Contracting Officer.

12) PROPERTY OF THE STATE

Any materials, including reports, computer programs and other deliverables, created under this contract are the sole property of AHCCCSA. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of AHCCCSA.

13) THIRD PARTY ANTITRUST VIOLATIONS

The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of this contract.

14) RIGHT TO ASSURANCE

If AHCCCSA, in good faith, has reason to believe that the Contractor does not intend to perform or continue performing this contract, the procurement officer may demand in writing that the Contractor give a written assurance of intent to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the State's option, be the basis for terminating the contract.

15) TERMINATION FOR CONFLICT OF INTEREST

AHCCCSA may cancel this contract without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of AHCCCSA is, or becomes at any time while the contract or any extension of the contract is in effect, an employee of, or a consultant to, any other party to this contract with respect to the subject matter of the contract. The cancellation shall be effective when the Contractor receives written notice of the cancellation unless the notice specifies a later time.

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

16) GRATUITIES

AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that employment or a gratuity was offered or made by the Contractor or a representative of the Contractor to any officer or employee of the State for the purpose of influencing the outcome of the procurement or securing the contract, an amendment to the contract, or favorable treatment concerning the contract, including the making of any determination or decision about contract performance. AHCCCSA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

17) SUSPENSION OR DEBARMENT

The Contractor shall not employ, consult, subcontract or enter into any agreement for Title XIX services with any person or entity who is debarred, suspended or otherwise excluded from Federal procurement activity. This prohibition extends to any entity which employs, consults, subcontracts with or otherwise reimburses for services any person substantially involved in the management of another entity which is debarred, suspended or otherwise excluded from Federal procurement activity.

The Contractor shall not retain as a director, officer, partner or owner of 5% or more of the Contractor entity, any person, or affiliate of such a person, who is debarred, suspended or otherwise excluded from Federal procurement activity.

AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that the Contractor has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

18) TERMINATION FOR CONVENIENCE

AHCCCSA reserves the right to terminate the contract in whole or in part at any time for the convenience of the State without penalty or recourse. The Contracting Officer shall give written notice by certified mail, return receipt requested, to the Contractor of the termination at least 90 days before the effective date of the termination. In the event of termination under this paragraph, all documents, data and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA. The Contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and materials accepted before the effective date of the termination.

19) TERMINATION FOR DEFAULT

AHCCCSA reserves the right to terminate this contract in whole or in part due to the failure of the Contractor to comply with any term or condition of the contract or failure to take corrective action as required by AHCCCSA to comply with the terms of the contract. If the Contractor is providing services under more than one contract with AHCCCSA, AHCCCSA may deem unsatisfactory performance under one contract to be cause to require the Contractor to provide assurance of performance under any and all other contracts. In such situations, AHCCCSA reserves the right to seek remedies under both actual and anticipatory breaches of contract if adequate assurance of performance is not received. The Contracting Officer shall mail written notice of the termination and the reason(s) for it to the Contractor by certified mail, return receipt requested.

In the event the Contractor requests a hearing prior to termination, AHCCCSA is required by the Balanced Budget Act of 1997 to oversee the operation of the Contractor entity through appointment of temporary management prior to the hearing.

Upon termination under this paragraph, all documents, data, and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA on demand.

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

AHCCCSA may, upon termination of this contract, procure, on terms and in the manner that it deems appropriate, materials or services to replace those under this contract. The Contractor shall be liable for any excess costs incurred by AHCCCSA in re-procuring the materials or services.

20) TERMINATION - AVAILABILITY OF FUNDS

Funds are not presently available for performance under this contract beyond the current fiscal year. No legal liability on the part of AHCCCSA for any payment may arise under this contract until funds are made available for performance of this contract.

21) RIGHT OF OFFSET

AHCCCSA shall be entitled to offset against any amounts due the Contractor any expenses or costs incurred by AHCCCSA concerning the Contractor's non-conforming performance or failure to perform the contract.

22) NON-EXCLUSIVE REMEDIES

The rights and the remedies of AHCCCSA under this contract are not exclusive.

23) NON-DISCRIMINATION

The Contractor shall comply with State Executive Order No. 99-4, which mandates that all persons, regardless of race, color, religion, sex, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and state laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

24) EFFECTIVE DATE

The effective date of this contract shall be the date that the Contracting Officer signs the award page (page 1) of this contract.

25) INSURANCE

A certificate of insurance naming the State of Arizona and AHCCCSA as the "additional insured" must be submitted to AHCCCSA within 10 days of notification of contract award and prior to commencement of any services under this contract. This insurance shall be provided by carriers rated as "A+" or higher by the A.M. Best Rating Service. The following types and levels of insurance coverage are required for this contract:

a. Commercial General Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others as a result of accidents on the premises of or as the result of operations of the Contractor.

b. Commercial Automobile Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor.

c. Workers Compensation: Provides coverage to employees of the Contractor for injuries sustained in the course of their employment. Coverage must meet the obligations imposed by Federal and State statutes and must also include Employer's Liability minimum coverage of $100,000. Evidence of qualified self- insured status will also be considered.

d. Professional Liability (if applicable): Provides coverage for alleged professional misconduct or lack of ordinary skills in the performance of a professional act of service.

The above coverages may be evidenced by either one of the following:

a. The State of Arizona Certificate of Insurance: This is a form with the special conditions required by the contract already pre-printed on the form. The Contractor's agent or broker must fill in the pertinent policy information and ensure the required special conditions are included in the Contractor's policy.

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

b. The Accord form: This standard insurance industry certificate of insurance does not contain the pre- printed special conditions required by this contract. These conditions must be entered on the certificate by the agent or broker and read as follows:

     The State of Arizona and Arizona Health Care Cost Containment System are hereby added as additional insureds. Coverage afforded under this Certificate shall be primary and any insurance carried by the State or any of its agencies, boards, departments or commissions shall be in excess of that provided by the insured Contractor. No policy shall expire, be canceled or materially changed without 30 days written notice to the State. This Certificate is not valid unless countersigned by an authorized representative of the insurance company.

26) DISPUTES

The exclusive manner for the Contractor to assert any claim, grievance, dispute or demand against AHCCCSA shall be in accordance with A.A.C. 22, Article 8. Pending the final resolution of any disputes involving this contract, the Contractor shall proceed with performance of this contract in accordance with AHCCCSA's instructions, unless AHCCCSA specifically, in writing, requests termination or a temporary suspension of performance.

27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS

AHCCCSA may, at reasonable times, inspect the part of the plant or place of business of the Contractor or subcontractor that is related to the performance of this contract, in accordance with A.R.S. Section 41-2547.

28) INCORPORATION BY REFERENCE

This solicitation and all attachments and amendments, the Contractor's proposal, best and final offer accepted by AHCCCSA, and any approved subcontracts are hereby incorporated by reference into the contract.

29) COVENANT AGAINST CONTINGENT FEES

The Contractor warrants that no person or agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, AHCCCSA shall have the right to annul this contract without liability.

30) CHANGES

AHCCCSA may at any time, by written notice to the Contractor, make changes within the general scope of this contract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, the Contractor may assert its right to an adjustment in compensation paid under this contract. The Contractor must assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Section E, Paragraph 26, Disputes, and be administered accordingly.

When AHCCCSA issues an amendment to modify the contract, the provisions of such amendment will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the amendment. If the Contractor provides such notification, AHCCCSA will initiate termination proceedings.

31) TYPE OF CONTRACT

Firm Fixed-Price

32) AMERICANS WITH DISABILITIES ACT

People with disabilities may request special accommodations such as interpreters, alternative formats or assistance with physical accessibility. Requests for special accommodations must be made with at least three days prior notice by calling Michael Veit at (602) 417-4762.

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

33) WARRANTY OF SERVICES

The Contractor warrants that all services provided under this contract will conform to the requirements stated herein. AHCCCSA's acceptance of services provided by the Contractor shall not relieve the Contractor from its obligations under this warranty. In addition to its other remedies, AHCCCSA may, at the Contractor's expense, require prompt correction of any services failing to meet the Contractor's warranty herein. Services corrected by the Contractor shall be subject to all of the provisions of this contract in the manner and to the same extent as the services originally furnished.

34) NO GUARANTEED QUANTITIES

AHCCCSA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this contract.

35) CONFLICT OF INTEREST

The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of AHCCCSA or the State without prior written approval by AHCCCSA. The Contractor shall fully and completely disclose any situation that may present a conflict of interest. If the Contractor is now performing or elects to perform during the term of this contract any services for any AHCCCS health plan, provider or Contractor or an entity owning or controlling same, the Contractor shall disclose this relationship prior to accepting any assignment involving such party.

36) DISCLOSURE OF CONFIDENTIAL INFORMATION

The Contractor shall not, without prior written approval from AHCCCSA, either during or after the performance of the services required by this contract, use, other than for such performance, or disclose to any person other than AHCCCSA personnel with a need to know, any information, data, material, or exhibits created, developed, produced, or otherwise obtained during the course of the work required by this contract. This nondisclosure requirement shall also pertain to any information contained in reports, documents, or other records furnished to the Contractor by AHCCCSA.

37) COOPERATION WITH OTHER CONTRACTORS

AHCCCSA may award other contracts for additional work related to this contract and Contractor shall fully cooperate with such other contractors and AHCCCSA employees or designated agents, and carefully fit its own work to such other contractors' work. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor or by AHCCCSA employees.

38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY

This contract is voidable and subject to immediate cancellation by AHCCCSA upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this contract without the prior written consent of AHCCCSA.

39) OWNERSHIP OF INFORMATION AND DATA

Any data or information system, including all software, documentation and manuals, developed by the Contractor pursuant to this contract, shall be deemed to be owned by AHCCCSA. The Federal government reserves a royalty-free, nonexclusive, and irrevocable license to reproduce, publish, or otherwise use and to authorize others to use for Federal government purposes, such data or information system, software, documentation and manuals. Proprietary software which is provided at established catalog or market prices and sold or leased to the general public shall not be subject to the ownership or licensing provisions of this section.

Data, information and reports collected or prepared by the Contractor in the course of performing its duties and obligations under this contract shall be deemed to be owned by AHCCCSA. The ownership provision is in consideration of the Contractor's use of public funds in collecting or preparing such data, information and reports. These items shall not be used by the Contractor for any independent project of the Contractor or publicized by the Contractor without the prior written permission of AHCCCSA. Subject to applicable state

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

and Federal laws and regulations, AHCCCSA shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information. At the termination of the contract, the Contractor shall make available all such data to AHCCCSA within 30 days following termination of the contract or such longer period as approved by AHCCCSA, Office of the Director. For purposes of this subsection, the term "data" shall not include member medical records.

Except as otherwise provided in this section, if any copyrightable or patentable material is developed by the Contractor in the course of performance of this contract, the Federal government, AHCCCSA and the State of Arizona shall have a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for state or Federal government purposes. The Contractor shall additionally be subject to the applicable provisions of 45 CFR Part 74 and 45 CFR Parts 6 and 8.

40) AHCCCSA RIGHT TO OPERATE CONTRACTOR

If, in the judgment of AHCCCSA, the Contractor's performance is in material breach of the contract or the Contractor is insolvent, AHCCCSA may directly operate the Contractor to assure delivery of care to members enrolled with the Contractor until cure by the Contractor of its breach, by demonstrated financial solvency or until the successful transition of those members to other contractors.

If AHCCCS undertakes direct operation of the Contractor, AHCCCS, through designees appointed by the Director, shall be vested with full and exclusive power of management and control of the Contractor as necessary to ensure the uninterrupted care to persons and accomplish the orderly transition of persons to a new or existing Contractor, or until the Contractor corrects the Contract Performance failure to the satisfaction of AHCCCS. AHCCCS shall have the power to employ any necessary assistants, to execute any instrument in the name of the Contractor, to commence, defend and conduct in its name any action or proceeding in which the Contractor may be a party.

All reasonable expenses of AHCCCS related to the direct operation of the Contractor, including attorney fees, cost of preliminary or other audits of the Contractor and expenses related to the management of any office or other assets of the Contractor, shall be paid by the Contractor or withheld from payment due from AHCCCS to the Contractor.

41) AUDITS AND INSPECTIONS

The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and - 521 and AHCCCS policies and procedures relating to the audit of the Contractor's records and the inspection of the Contractor's facilities. The Contractor shall fully cooperate with AHCCCSA staff and allow them reasonable access to the Contractor's staff, subcontractors, members, and records.

At any time during the term of this contract, the Contractor's or any subcontractor's books and records shall be subject to audit by AHCCCSA and, where applicable, the Federal government, to the extent that the books and records relate to the performance of the contract or subcontracts.

AHCCCSA, or its duly authorized agents, and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this contract.

42) LOBBYING

No funds paid to the Contractor by AHCCCSA, or interest earned thereon, shall be used for the purpose of influencing or attempting to influence an officer or employee of any Federal or State agency, a member of the United States Congress or State Legislature, an officer or employee of a member of the United States Congress or State Legislature in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan, or cooperative agreement. The Contractor shall disclose if any funds, other than those paid to the Contractor by

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CONTRACT CLAUSES                                      CONTRACT/RFP NO. YH04-0001

AHCCCSA, have been used or will be used to influence the persons and entities indicated above and will assist AHCCCSA in making such disclosures to CMS.

43) CHOICE OF FORUM

The parties agree that jurisdiction over any action arising out of or relating to this contract shall be brought or filed in a court of competent jurisdiction located in the State of Arizona.

[END OF SECTION E]

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

INDEX - PROGRAM REQUIREMENTS
AND CONTRACT CLAUSES                                  CONTRACT/RFP NO. YH04-0001

SECTION F: INDEX - PROGRAM REQUIREMENTS AND CONTRACT CLAUSES

A

Accumulated Fund Deficit, 53
Advance Directives, 35
Advances, 53
Ambulatory, 7, 22, 25, 39
Annual Enrollment, 19
Appointment Standards, 44
Auto-Assignment, 18, 19, 20
Auto-Assignment Algorithm, 18, 19, 20

B

BBA, 7, 19, 23, 24, 45, 48, 71, 72, 75
Behavioral Health, 7, 12, 21, 22, 23, 25, 29, 30, 31, 32, 33, 43, 46
Breast and Cervical Cancer, 7, 14, 16, 18, 55, 63
Business Continuity Plan, 70

C

Capitalization, 51
Capitation, 6, 8, 12, 15, 19, 20, 31, 52, 54, 55, 56, 57, 58, 66, 67, 69, 70
Chiropractic, 22
Claims
  Clean, 48, 60
  Payment, 48, 49
Compensation, 54
Contraceptive, 24
Convalescent Care, 26, 28
Coordination of Care, 30
Copayment, 8, 43, 56, 61, 63, 71
Copayment, 8
Copayments, 63
Cost Avoidance, 61
Cost Sharing, 14, 16, 18, 33, 46, 61, 62, 63, 64, 71
Covered Services, 7, 8, 13, 21, 30
Credentialing, 36, 40
CRS, 8, 21, 22
Cultural Competency, 34
Cure Notice, 70

D

Data Exchange, 65
Dialysis, 21, 23
Disenrollment, 67
Distributions, 53
DME, 9, 21, 26
Dual Eligibles, 46, 64

E

Eligibility
  CRS, 22
  Determination, 9
  Dual, 9, 33
Emergency, 9, 10, 13, 16, 23, 24, 25, 29, 44, 47
Encounter, 9, 32, 45, 46, 48, 55, 56, 60, 66, 67, 69, 70
Enrollment, 7, 9, 17, 19, 20, 67
  Annual, 7, 17, 19, 20, 21, 60
  Guarantees, 19
  Open, 17, 19, 20
EPSDT, 9, 23, 25, 27, 30, 32, 33, 38, 39, 43, 46, 63

F

Family Planning, 9, 16, 18, 24, 33, 46, 54, 63
Fee-for-Service, 9, 19, 21, 26, 50, 61, 62, 63, 66
FFP, 10
Financial Viability Standards, 53
Formulary, 28, 30, 70
FQHC, 9, 45
Freedom to Work, 10, 14, 16, 18, 72

G

Geographic Service Area, 6, 7, 10, 15, 18, 19, 40, 49, 51, 53, 55, 68
Grievance, 39

H

HIFA, 10, 14, 17, 18, 19, 31, 55, 63
HIFA Parents, 10, 17, 18, 19, 55, 63

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
INDEX - PROGRAM REQUIREMENTS
AND CONTRACT CLAUSES                                  CONTRACT/RFP NO. YH04-0001

HIFA PARENTS, 10, 17, 18, 19, 31, 63
HIPAA, 65, 66
HIV/AIDS, 24, 26, 33, 35, 42, 54, 55, 56
Home Health, 21, 25, 35, 36, 44
Hospice, 25, 35, 71
Hospital Subcontracting, 49

I

IBNR, 10, 15, 21
Identification Cards, 20
Immunizations, 24, 25, 31, 33, 38, 46
Indian Health Service, 10, 16, 17, 19, 21, 25, 29, 31
Inpatient, 9, 23, 25, 26, 28, 29, 30, 32, 40, 42, 44, 56, 58, 59, 60, 61
Investments, 53

K

KidsCare, 10, 14, 17, 18, 22, 31, 55, 63

L

Laboratory, 24, 25, 29, 30, 33, 43, 46
Limited English Proficiency (LEP), 33, 39
Loans, 53

M

Management Services, 7, 11, 29, 30, 47, 50, 51, 74
Maternity, 25, 33, 42, 43, 44, 46
Medicaid in the Public Schools (MIPS), 31
Medical Expense Deduction, 11, 14, 54
Medical Foods, 26
Member
  Education, 29
  Mainstreaming, 20
  Surveys, 34
  Transition, 21
Midwives, 25, 43

N

Network Management, 41
Non-Contracting Provider, 11, 52
Nurse Practitioners, 7, 25, 42, 43
Nursing Facility, 21, 26, 35, 49, 50, 58, 60, 61
Nutrition, 27

O

Observation, 25
Omission, 11, 65, 66
Optometry, 24
Outpatient, 7, 9, 22, 23, 25, 28, 44, 49

P

Performance Standards, 11, 23, 25, 37, 38, 66
Periodicity Schedule, 23, 25, 30, 38
Pharmacy, 37, 40, 56
Physician Assistants, 7, 25, 42, 43
Physician Incentives, 50
Podiatry, 27
Postpartum Care, 25, 38, 42
Post-stabilization, 24, 27
Pregnancy, 9, 21, 24, 25, 26, 27, 42
Prenatal Care, 25, 26, 33, 39, 44, 57, 62, 63
Prescription Drugs, 6, 28, 44, 65, 71
Prescription Medication, 23, 28, 29, 30, 44, 65
Primary Care Physician, 10, 12, 22, 23, 25, 26, 27, 28, 30, 33, 35, 36, 38, 39,
   40, 42, 43, 44, 46, 63, 66
Prior Authorization, 21, 23, 27, 28, 37, 46, 48, 49
Prior Period Coverage, 12, 18, 19, 30, 54, 55, 56, 58, 59, 61, 66
Provider, 11, 12, 41, 42, 45, 46
Provider Manual, 45, 48
Provider Registration, 46

Q

QMB, 12, 18
Quality Management, 31, 32, 33, 36

R

Radiology, 25, 28, 29, 44
Rate Code, 12, 56, 58, 67
RBHA, 12, 23, 29, 30, 33, 46
Referral, 10, 22, 23, 29, 30, 32, 33, 42, 43, 44, 46, 62, 63

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INDEX - PROGRAM REQUIREMENTS
AND CONTRACT CLAUSES                                  CONTRACT/RFP NO. YH04-0001

Rehabilitation, 22, 26, 28, 29, 61
Reinsurance, 12, 46, 49, 54, 55, 56, 58, 59, 60, 61, 62, 63, 66
Related Party, 12, 49, 53
Reporting Requirements, 66, 67
Respiratory, 28
Reviews, 68
RFP, 11, 12, 20, 24, 55, 69, 71
Risk Sharing, 24, 56
Roster, 18, 67

S

Sanctions, 37, 38, 50, 53, 63, 69, 70, 72
SOBRA, 8, 9, 10, 13, 14, 16, 17, 24, 31, 52, 54, 55, 58
SOBRA Family Planning, 16, 24, 54, 58
SSI, 8, 13, 14, 16, 17, 18, 55, 72
Staff Requirements, 32
Sterilization, 24
Subcontract, 10, 11, 13, 21, 25, 45, 46, 47, 48, 49, 75
Subcontractor, 11, 12, 13, 21, 46, 47, 48, 51, 53, 77, 79
Supplies, 13, 23, 25, 26, 44

T

TANF, 13, 16, 31
Technological Advancement, 70
Third Party, 8, 13, 15, 21, 26, 31, 47, 50, 54, 61, 62, 63, 74
Third Party Liability, 13, 61, 63
Ticket to Work, 10, 16, 18, 72
Title XIX, 7, 8, 9, 10, 11, 14, 16, 17, 18, 19, 22, 23, 25, 29, 30, 31, 45, 54,
  55, 56, 58, 59, 63, 72, 75
Title XIX Waiver, 11, 14, 17, 54, 55, 56, 58, 59
Title XXI, 7, 9, 10, 13, 14, 16, 17, 18, 19, 23, 25, 29, 30, 31, 63
Transplants, 21, 23, 28, 59, 60, 71
Transportation, 21, 23, 28, 29, 30, 31, 33, 44, 62, 71
Triage, 29, 30

U

Utilization Management, 32, 33, 37 Vaccine for
  Children, 31
Vision, 24, 33, 46

                                                                Acute Care RFP
                                                                February 3, 2003

                               [END OF SECTION F]

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

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

SECTION G: REPRESENTATIONS AND CERTIFICATIONS OF OFFEROR

THE OFFEROR MUST COMPLETE ALL INFORMATION REQUESTED BELOW.

1.       CERTIFICATION OF ACCURACY OF INFORMATION PROVIDED

By signing this offer, the Offeror certifies, under penalty of law, that the information provided herein is true, correct and complete to the best of the Offeror's knowledge and belief. The Offeror also acknowledges that, should investigation at any time disclose any misrepresentation or falsification, any subsequent contract may be terminated by AHCCCSA without penalty to or further obligation by AHCCCSA.

2.       CERTIFICATION OF NON-COERCION

By signing this offer, the Offeror certifies, under penalty of law, that it has not made any requests or inducements to any provider not to contract with another potential program contractor in relation to this solicitation.

3.       CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK / LABORATORY TESTING

By signing this offer, the Offeror certifies that it has not engaged and will not engage in any violation of the Medicare Anti-Kickback or the "Stark I" and "Stark II" laws governing related-entity and compensation there from. If the Offeror provides laboratory testing, it certifies that it has complied with, and has sent to AHCCCSA, simultaneous copies of the information required to be sent to the Centers for Medicare and Medicaid Services. (See 42 USC Section 1320a-7b, PL 101-239, PL 101-432, and 42 CFR Section 411.361.)

4.       AUTHORIZED SIGNATORY

Authorized Signatory for _________________________________________________
                                     [OFFEROR'S Name]
___________________________________        _______________________________
        [INDIVIDUAL'S Name]                           [Title]

is the person authorized to sign this contract on behalf of the Offeror.

5.       OFFEROR'S MAILING ADDRESS

AHCCCSA should address all notices relative to this offer to the attention of:

___________________________________________________________________
Name                                   Title

___________________________________________________________________
Address                                Telephone Number

___________________________________________________________________
Fax Number                             Email Address

___________________________________________________________________
City                                   State      ZIP

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REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

OFFEROR GENERAL INFORMATION                                        (Page 1 of 2)

1. ORGANIZATION CHART: Attach a copy of the Offeror's staff organization chart, down to the supervisor level, setting forth lines of authority, responsibility and communication which will pertain to this proposal. Provide an overall organizational chart and separate organizational charts for each functional area, which includes the number of current or proposed full-time employees in each area.

2. IF OTHER THAN A GOVERNMENTAL AGENCY, WHEN WAS YOUR ORGANIZATION FORMED?_______________________

3. LICENSE/CERTIFICATION: Attach a list of all licenses and certifications (e.g. federal HMO status or State certifications) your organization maintains. Use a separate sheet of paper listing the license requirement and the renewal dates.

Have any licenses been denied, revoked or suspended within the past 10 years? Yes _____ No _____
If yes, please explain.
________________________________________________________________________________
________________________________________________________________________________

4. CIVIL RIGHTS COMPLIANCE DATA: Has any federal or state agency ever made a finding of noncompliance with any civil rights requirements with respect to your program? Yes _____ No_____ If yes, please explain.

________________________________________________________________________________
________________________________________________________________________________

5. ACCESSIBILITY ASSURANCE: Does your organization provide assurance that no qualified person with a disability will be denied benefits of, or excluded from, participation in a program or activity because the Offeror's facilities (including subcontractors) are inaccessible to, or unusable by, persons with disabilities? (Note: Check local zoning ordinances for accessibility requirements). Yes____ No____ If yes, describe how such assurance is provided or how your organization is taking affirmative steps to provide assurance.

________________________________________________________________________________
________________________________________________________________________________

6. PRIOR CONVICTIONS: List all felony convictions within the past 15 years of any key personnel (i.e., Administrator, Medical Director, financial officers, major stockholders or those with controlling interest, etc.). Failure to make full and complete disclosure shall result in the rejection of your proposal.

________________________________________________________________________________
________________________________________________________________________________

7. FEDERAL GOVERNMENT SUSPENSION/EXCLUSION: Has the Offeror been suspended or excluded from any federal government programs for any reason? Yes_____ No_____ If yes, please explain.

________________________________________________________________________________
________________________________________________________________________________

8. WAS AN ACTUARIAL FIRM USED TO ASSIST IN DEVELOPING CAPITATION RATES? Yes_____ No_____
If yes, what is name of the actuarial firm?_____________________________________

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REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

OFFEROR GENERAL INFORMATION                                        (Page 2 of 2)

9. DID A FIRM OR ORGANIZATION PROVIDE THE OFFEROR WITH ANY ASSISTANCE IN MAKING THIS OFFER (TO INCLUDE DEVELOPING CAPITATION RATES OR PROVIDING ANY OTHER TECHNICAL ASSISTANCE)? Yes_____ No_____ If yes, what is the name of this firm or organization?

________________________________________________________________________________
Name
________________________________________________________________________________
Address                        City                     State

10. HAS THE OFFEROR CONTRACTED OR ARRANGED FOR MANAGEMENT INFORMATION SYSTEMS, SOFTWARE OR HARDWARE, FOR THE TERM OF THE CONTRACT? Yes_____ No_____ If yes, is the Management Information System being obtained from a vendor? Yes _____ No_____ If yes, please provide the vendor's name, the vendor's background with AHCCCSA, the vendor's background with other HMOs, and the vendor's background with other Medicaid programs.

________________________________________________________________________________
________________________________________________________________________________

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                                                                February 3, 2003

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

FINANCIAL DISCLOSURE STATEMENT                                     (PAGE 1 OF 2)

The Offeror must provide the following information as required by 42 CFR
455.103. This Financial Disclosure Statement shall be prepared as of 12/31/02 or as specified below. However, continuing offerors who have filed the required Financial Disclosure Statement within the last 12 months need not complete this section if no significant changes have occurred since the last filing.

1. OWNERSHIP: List the name and address of each person with an ownership or controlling interest, as defined by 42 CFR 455.101, in the entity submitting this offer:

                                                                 Percent of
Name                      Address                           Ownership or Control
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. SUBCONTRACTOR OWNERSHIP: List the name and address of each person with an ownership or control interest in any subcontractor in which the disclosing entity has direct or indirect ownership of 5% or more:

                                                                 Percent of
Name                      Address                           Ownership or Control
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Names of above persons who are related to one another as spouse, parent, child or sibling:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. OWNERSHIP IN OTHER ENTITIES: List the name of any other entity in which a person with an ownership or control interest in the Offeror entity also has an ownership or control interest:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                Acute Care RFP
                                                                February 3, 2003

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

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

FINANCIAL DISCLOSURE STATEMENT                                     (PAGE 2 OF 2)

4. LONG-TERM BUSINESS TRANSACTIONS: List any significant business transactions, as defined in 42 CFR 455.101, between the Offeror and any wholly-owned supplier or between the Offeror and any subcontractor during the five-year period ending on the Contractor's most recent fiscal year end:

Describe Ownership               Type of Business                 Dollar Amount
of Subcontractors              Transaction with Provider          of Transaction
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

5. CRIMINAL OFFENSES: List the name of any person who has ownership or control interest in the Offeror, or is an agent or managing employee of the Offeror and has been convicted of a criminal offense related to that person's involvement in any program under Medicare, Medicaid or the Title XIX or Title XXI services program since the inception of those programs:

Name                        Address                       Title
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. CREDITORS: List name and address of each creditor whose loans or mortgages exceed 5% of total Offeror equity and are secured by assets of the Offeror's company.

                                       Description                      Amount
 Name          Address                   of Debt                     of Security
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                Acute Care RFP
                                                                February 3, 2003

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

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

RELATED PARTY TRANSACTIONS                                         (PAGE 1 OF 2)

1. BOARD OF DIRECTORS: List the names and addresses of the Board of Directors of the Offeror.

Name/Title                          Address
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. HIGHEST-COMPENSATED MANAGEMENT: List names and titles of the 10 highest compensated management personnel including but not limited to the Chief Executive Officer, the Chief Financial Officer, Board Chairman, Board Secretary, and Board Treasurer:

Name                                                   Title
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. RELATED PARTY TRANSACTIONS: Describe transactions between the Offeror and any related party in which a transaction or series of transactions during any one fiscal year exceeds the lesser of $10,000 or 2% of the total operating expenses of the disclosing entity. List property, goods, services and facilities in detail noting the dollar amounts or other consideration for each transaction and the date thereof. Include a justification as to (1) the reasonableness of the transaction, (2) its potential adverse impact on the fiscal soundness of the disclosing entity, and (3) that the transaction is without conflict of interest:

a)   THE SALE, EXCHANGE OR LEASING OF ANY PROPERTY:

Description of               Name of Related Party             Dollar Amount for
 Transaction                   and Relationship                Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                Acute Care RFP
                                                                February 3, 2003

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

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

RELATED PARTY TRANSACTIONS                                         (PAGE 2 OF 2)

b)   THE FURNISHING OF GOODS, SERVICES OR FACILITIES FOR CONSIDERATION:

Description of              Name of Related Party              Dollar Amount for
 Transaction                  and Relationship                 Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

c) DESCRIBE ALL TRANSACTIONS BETWEEN OFFEROR AND ANY RELATED PARTY WHICH INCLUDES THE LENDING OF MONEY, EXTENSIONS OF CREDIT OR ANY INVESTMENT IN A RELATED PARTY. This type of transaction requires review and approval in advance by the Office of the Director:

Description of             Name of Related Party               Dollar Amount for
 Transaction                 and Relationship                  Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

d) LIST THE NAME AND ADDRESS OF ANY INDIVIDUAL WHO OWNS OR CONTROLS MORE THAN 10% OF STOCK OR THAT HAS A CONTROLLING INTEREST (i.e., FORMULATES, DETERMINES OR VETOES BUSINESS POLICY DECISIONS):

                                                                 Has Controlling
                                           Owner Or                Interest?
Name                  Address             Controller               Yes / No
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                Acute Care RFP
                                                                February 3, 2003

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

OFFEROR'S ADMINISTRATIVE FUNCTIONS SUBCONTRACTORS                  (PAGE 1 OF 1)

The Offeror must identify any organizational or administrative functions (e.g. claims processing, marketing, automated data processing, accounting) or key personnel (e.g. administrator, medical director, chief financial officer, etc.) which are subcontracted.

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:        10/1/03 - 9/30/04 $______________________
                                    10/1/04 - 9/30/05 $______________________
                                    10/1/05 - 9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:        10/1/03 - 9/30/04 $______________________
                                    10/1/04 - 9/30/05 $______________________
                                    10/1/05 - 9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:        10/1/03 - 9/30/04 $______________________
                                    10/1/04 - 9/30/05 $______________________
                                    10/1/05 - 9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:        10/1/03 - 9/30/04 $______________________
                                    10/1/04 - 9/30/05 $______________________
                                    10/1/05 - 9/30/06 $______________________

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                                                                February 3, 2003

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

REPRESENTATIONS AND CERTIFICATIONS                    CONTRACT/RFP NO. YH04-0001

OFFEROR'S KEY PERSONNEL                                            (PAGE 1 OF 1)

Indicate the names of the persons filling the following positions and the date (month/year) they began, or will begin, their staff assignment. In addition, the Offeror must attach detailed professional resumes (two pages maximum) and job descriptions for all key personnel to include, at a minimum, the following positions. If any of the following positions are filled by employees who do not spend their full time on the AHCCCS program, please describe their other duties. If personnel are not in place, submit minimum qualifications in place of resumes.

POSITION:                          NAME:            STARTING DATE:         # OF HOURS PER
                                                                          WEEK DEDICATED TO
                                                                           AHCCCS PROGRAM
Administrator
-------------------------------------------------------------------------------------------
Medical Director
-------------------------------------------------------------------------------------------
Chief Financial Officer
-------------------------------------------------------------------------------------------
Claims Administrator
-------------------------------------------------------------------------------------------
QM/UM Coordinator
-------------------------------------------------------------------------------------------
Provider Services Manager
-------------------------------------------------------------------------------------------
Member Services Manager
-------------------------------------------------------------------------------------------
Behavioral Health Coordinator
-------------------------------------------------------------------------------------------
Maternal Health/ EPSDT
Coordinator
-------------------------------------------------------------------------------------------
Grievance Coordinator
-------------------------------------------------------------------------------------------
Compliance Officer
-------------------------------------------------------------------------------------------

[END OF SECTION G]

                                                                Acute Care RFP
                                                                February 3, 2003

EVALUATION FACTORS AND SELECTION PROCESS              CONTRACT/RFP NO. YH04-0001

SECTION H: EVALUATION FACTORS AND SELECTION PROCESS

AHCCCSA has established a scoring methodology which is designed to evaluate fairly an offeror's ability to provide cost-effective, high-quality contract services in a managed care setting in accordance with the AHCCCS overall mission and goals. The following factors will be evaluated and weighted in the order listed:

     1.   Provider Network

     2.   Capitation

     3.   Program

     4.   Organization

     5.   Extra Credit (optional)

It is anticipated that Capitation and the network development portion of Provider Network will be scored by Geographic Service Area. The remaining submission areas: the network management portion of Provider Network, Program, Organization and Extra Credit, are anticipated to be scored statewide, not specific to any Geographic Service Area (GSA). The scores received for each of the four required components will be weighted separately and combined to derive a final score for the Offeror, by GSA, prior to adding any extra credit earned. Contracts will be awarded to qualified offerors whose proposals are deemed to be most advantageous to the State in accordance with Section I, Paragraph 9, Award of Contract.

In the case of negligible differences between two or more competing proposals for a particular GSA, in the best interest of the state, AHCCCSA may consider the following factors in awarding the contract:

          - an Offeror who is an incumbent health plan and has performed in an adequate manner (in the interest of continuity of care); and/or

          - an Offeror who participates satisfactorily in other lines of AHCCCS business; and/or

          -    an Offeror's past performance with AHCCCS.

Offerors are encouraged to submit a bid for more than one GSA and/or for more than just urban GSAs.

AHCCCSA reserves the right to waive immaterial defects or omissions in this solicitation or submitted proposals. The Offeror should note that, if successful, it must meet all AHCCCS requirements, irrespective of what is requested and evaluated through this solicitation. The proposal provided by the Offeror will become part of the contract with AHCCCS.

All of the components listed below will be evaluated against relevant statutes, AHCCCSA rules and policies and the requirements contained in this RFP. The Offeror's Checklist (Attachment K) contains RFP references for each of these items:

1.   PROVIDER NETWORK

The provider network will be evaluated and scored with reference to the Offeror's network development and network management. Network development is defined as the process of developing contractual arrangements with a sufficient number of providers capable of delivering all covered services to AHCCCS members in accordance with AHCCCSA standards (e.g., appointment times). AHCCCSA will use contracts and/or completed Letters of Intent with other required materials to evaluate and score network development. A signed Letter of Intent will receive the same weight and consideration as a signed contract. The Offeror's network will be evaluated by service and by site in each GSA bid by the Offeror. The Offeror should note that Attachment B of this solicitation identifies minimum geographic standards for a provider network.

                                                                Acute Care RFP
                                                                February 3, 2003

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

EVALUATION FACTORS AND SELECTION PROCESS              CONTRACT/RFP NO. YH04-0001

Network management is defined as the process by which the Offeror certifies, monitors, evaluates and communicates with its network. AHCCCSA anticipates evaluating and scoring the Offeror's submitted materials relative to the following areas:

     a.   Monitoring and management of network

     b.   Network communication

     c.   Capacity analysis, planning and development

2.   CAPITATION

The Offeror shall submit initial capitation bids by risk group within a GSA. These initial bids will be evaluated and scored. The lowest bid within each GSA and risk group will receive the maximum allowable points. If a bid is below the actuarial rate range, the bid will be evaluated as if it were at the bottom of the actuarial rate range. No additional points will be given for bids below the actuarial rate range. Conversely, the highest bid (within or above the actuarial rate range) will receive the least number of points.

If AHCCCSA requests best and final offers, these offers will be scored using the same methodology as was used to score the initial bids. The initial bid will be weighted 60% and the final bid 40%.

Offerors should note that AHCCCSA may not offer the opportunity to submit best and final offers.

3.   PROGRAM

AHCCCSA will evaluate the Offeror's responsiveness to the requirements of this solicitation and AHCCCSA policies. In particular, it is anticipated that the Offeror's proposal regarding the following will be evaluated:

     a.   Quality Management

     b.   Utilization Management

     c.   Disease Prevention/Health Maintenance

     d.   Focused Health Needs

     e.   Member Services

4.   ORGANIZATION

Organization refers to the Offeror's prospective ability to perform the administrative tasks necessary to support the requirements identified in this solicitation. It is anticipated that the following areas will be evaluated:

     a.   Organization and Staffing

     b.   Corporate Compliance

     c.   Grievance and Appeals

     d.   Claims (includes TPL)

     e.   Encounters

     f.   Financial Standards (includes Performance Bond)

     g.   Liability Management (IBNR and RBUCs)

5.   EXTRA CREDIT

The Offeror will have the option of submitting, in its proposal, descriptions of programs/initiatives it has implemented or will implement within the first year of the contract. These programs/initiatives should be ones that go beyond the requirements of this RFP. AHCCCSA's purpose in allowing these submissions is to introduce innovations to improve the AHCCCS program. The programs/initiatives should fit into one of the following three categories:

                                                                Acute Care RFP
                                                                February 3, 2003

EVALUATION FACTORS AND SELECTION PROCESS              CONTRACT/RFP NO. YH04-0001

     a.   Use of Technology

     b.   Reduction of Hassle Factors for Providers

     c.   Community Involvement

The Offeror may submit up to three programs/initiatives, but should be aware that the total of extra credit points is limited, regardless of the number submitted. Offeror's should be aware that the points earned through extra credit responses may be significant enough to determine the outcome of contract awards.

Responses for extra credit will be scored by a group experienced in Medicaid managed care at the national level.

Submission of these programs/initiatives is optional. If extra credit is awarded, the proposed programs/initiatives will be included in the successful Offeror's special terms and conditions to the contract.

[END OF SECTION H]

                                                                Acute Care RFP
                                                                February 3, 2003

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

SECTION I: INSTRUCTIONS TO OFFERORS

                                TABLE OF CONTENTS


1. CONTENTS OF OFFEROR'S PROPOSAL.........................................................   97

2. PROSPECTIVE OFFERORS' INQUIRIES........................................................  104

3. PROSPECTIVE OFFERORS' CONFERENCE AND TECHNICAL INTERFACE MEETING.......................  105

4. LATE PROPOSALS.........................................................................  105

5. WITHDRAWAL OF PROPOSAL.................................................................  105

6. AMENDMENTS TO RFP......................................................................  105

7. ON-SITE REVIEW.........................................................................  105

8. BEST AND FINAL OFFERS..................................................................  105

9. AWARD OF CONTRACT .....................................................................  107

10. FEDERAL DEADLINE FOR SIGNING CONTRACT ................................................  108

11. RFP MILESTONE DATES...................................................................  108

12. AHCCCS BIDDER'S LIBRARY...............................................................  109

13.OFFEROR'S INABILITY TO MEET REQUIREMENTS...............................................  109

                                                                Acute Care RFP
                                                                February 3, 2003

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

1.   CONTENTS OF OFFEROR'S PROPOSAL

All proposals (original and seven copies) shall be organized with strict adherence to the Offeror's Checklist (Attachment K), as described in this section and submitted using the forms and specifications provided in this RFP. All pages of the Offeror's proposal must be numbered sequentially with documents placed in sturdy 3-inch, 3-ring binders. All responses shall be in 10 point font or larger with borders no less than 1/2". Unless otherwise specified, responses to each submission requirement should be limited to three 8 1/2" x 11" one sided, single spaced, type written pages. Erasures, interlineations or other modifications in the proposal must be initialed in original ink by the authorized person signing the offer. A policy, brochure, or reference to a policy or manual does not constitute an adequate response. AHCCCSA will not reimburse the Offeror the cost of proposal preparation.

It is the responsibility of the Offeror to examine the entire RFP, seek clarification of any requirement that may not be clear, and check all responses for accuracy before submitting its proposal. The proposal becomes a part of the contract; thus, what is stated in the proposal may be evaluated either during the proposal evaluation process or during other reviews. Proposals may not be withdrawn after the published due date and time.

All proposals will become the property of AHCCCSA. The Offeror may designate certain information to be proprietary in nature by typing the word "proprietary" on top of every page for which nondisclosure is requested. Final determinations of nondisclosure, however, rest with the AHCCCSA Director. Regardless of such determinations, all portions of the Offeror's proposal, even pages that are proprietary, will be provided to CMS and its evaluation contractor.

All proposals shall be organized according to the following major categories:

     I.   General Matters

    II.   Provider Network

   III.   Capitation

    IV.   Program

     V.   Organization

    VI.   Extra Credit

Each section shall be separated by a divider and contain all information requested in this solicitation. Numbering of pages should continue in sequence through each separate section. For example, "Provider Network" would begin with the page number following the last page number in "General Matters". Each section shall begin with a table of contents.

Proposals that are not submitted in conformance with the guidelines described herein will not be considered. References to various sections of the RFP document in Section I and Section K are intended to be of assistance and are not intended to represent all requirements. Other possible resources may be found in the Bidder's Library.

All responses incorporating examples of past performance and/or outcome data must comply with the following requirements:

     - Incumbents must submit based on their AHCCCS acute care line of business

     - New Offerors currently operating as Managed Care Organizations (MCO), must submit all historical information from the same MCO/line of business

     - New Offerors without current managed care operations are not expected to respond to historical submission requirements.

                                                                Acute Care RFP
                                                                February 3, 2003

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

I.   GENERAL MATTERS

See the Offeror's Checklist (Attachment K) for information to be submitted under this section.

II.  PROVIDER NETWORK

The Offeror shall have in place an adequate network of providers capable of meeting contract requirements. Attachment B lists minimum geographic network requirements by GSA. The following specifies the submission requirements.

REQUIRED SUBMISSIONS: PROVIDER NETWORK DEVELOPMENT

     1. The provider network must be submitted on a 3.5" floppy disk according to the specifications found in Attachment D (2). Supporting signed letters of intent or contracts must be available for review by AHCCCSA, when requested, as evidence of an understanding between the Offerer and provider (See Attachment D (1)). Letters of intent and/or contracts should NOT be included with the Offerors proposal. AHCCCSA may verify any or all referenced letters of intent or contracts. Do not send letters of intent or contracts to AHCCCSA until instructed to do so.
          Reference: Attachment D (1)

     2. For each network hospital, provide a list of contracted physicians who have admitting privileges to that facility.
          References: Section D, Paragraph 27, Network Development; Attachment
          B: Geographic Service Area/Minimum Network Standards

     3.   Provide a list of network deficiencies in each GSA.
          References: Section D, Paragraph 27, Network Development; Attachment
          B: Geographic Service Area/Minimum Network Standards

REQUIRED SUBMISSIONS: PROVIDER NETWORK MANAGEMENT

MONITORING AND MANAGING THE NETWORK

     4. Describe the process of monitoring and managing the provider network for compliance with AHCCCS network standards. Identify the staff involved in the process. (Limit 5 pages)
          References: Section D, Paragraph 16, Staff Requirements and Support Services, Paragraph 27, Network Development, Paragraph 29, Network Management, Paragraph 30, Primary Care Provider Standards, Paragraph 31, Maternity Care Provider Standards and Paragraph 33, Appointment Standards

     5. Describe how the results obtained through monitoring are used to manage the network and identify how provider issues are communicated within the organization.
          Reference: Section D, Paragraph 29, Network Management

NETWORK COMMUNICATION

     6. Explain the provider communication process. Address health plan accessibility to providers (including internal benchmarks), and provider orientation, education and training.
          References: Paragraph 27, Network Development and Paragraph 29, Network Management

     7. Describe how provider satisfaction is/will be assessed. What results were obtained and what changes were implemented after the last assessment?

                                                                Acute Care RFP
                                                                February 3, 2003

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

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

CAPACITY ANALYSIS/PLANNING AND DEVELOPMENT

     8. Provide a copy of the Offeror's Network Development and Management Plan. (No page limit)
          Reference: Section D, Paragraph 27, Network Development (Provider Network Development and Management Plan)

     9. Provide a synopsis of the Offerer's Disaster Recovery Plan as it relates to the provider network. (No page limit)
          Reference: Section D, Paragraph 73, Business Continuity Plan

III. CAPITATION

Capitation is a fixed (per member) monthly payment to contractors for the provision of covered services to members. It is an actuarially sound amount to cover expected utilization and costs for the individual risk groups in a risk-sharing managed care environment. The Offeror must demonstrate that the capitation rates proposed are actuarially sound. In general terms, this means that the Offeror who is awarded a contract should be able to keep utilization at or near its proposed levels and that it will be able to contract for unit costs that average at or near the amounts shown on the Capitation Rates Calculation Sheet (CRCS). This requirement also applies to bids submitted in best and final offer rounds.

Prior Period Coverage (PPC) and HIV/AIDS Supplement rates will be set by AHCCCS' actuaries and not bid by the Contractor. Due to the lack of complete historical data, the Title XIX Waiver Group and HIFA Parents' rates will also be set by AHCCCS' actuaries, rather than bid by the Contractor. See Section D, Paragraph 53, Compensation, for information regarding risk sharing for the Title XIX Waiver Group and PPC time period. All other rate codes, including the Delivery Supplemental Payment, will be subject to competitive bidding.

To facilitate the preparation of its capitation proposals, AHCCCSA will provide each Offeror with a Data Supplement. This data source should not be used as the sole source of information in making decisions concerning the capitation proposal. Each Offeror is solely responsible for research, preparation and documentation of its capitation proposal.

REQUIRED SUBMISSION: CAPITATION

     10. The Offeror must submit its capitation proposal using the AHCCCSA bid web site. Instructions for accessing and using the web site will be issued by March 1, 2003. The Offeror must have an actuary who is a member of the American Academy of Actuaries certify that the bid submission is actuarially sound. This certification must be done with subsequent submissions in Best and Final Offer rounds (if applicable). The Offeror must also submit hard copy print outs of the web site CRCS. Refer to Section B and Attachment E for more details.

          The Offeror must prepare and submit its capitation proposal assuming a $35,000 deductible level for regular reinsurance, for all rate codes, in all counties. AHCCCSA will provide a table of per member per month reinsurance adjustments to be made to capitation rates for those Contractors whose actual deductible level exceeds $35,000.

          Capitation rates shall be submitted two ways: first, assuming all medical services are included in the capitation rates, and second, assuming that prescription drugs will be carved out of the capitation rates. Prescription drugs are defined as "FDA approved legend or over the counter (OTC) products provided upon receipt of a valid prescription order and dispensed by a pharmacist in an outpatient setting." When bidding with prescription drugs carved out, please factor the impact to the other medical service and administrative categories. AHCCCSA anticipates that in the event that prescription drugs are carved

                                                                Acute Care RFP
                                                                February 3, 2003

INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

          out, the entity with which AHCCCSA contracts will provide real time prescription drug data to the health plans in a standard National Council for Prescription Drug Programs (NCPDP) format The Offeror is expected to continue an integrated approach, including the use of prescriptive data, in the management of the member's care.

          The Offeror's rate proposal will be deemed by AHCCCSA to include the costs of administrative adjustments required during the term of this contract.
          References: Section D, Paragraph 53, Compensation, Paragraph 57, Reinsurance and Paragraph 75, Pending Legislative / Other Issues (Prescription Drugs)

IV.  PROGRAM

REQUIRED SUBMISSIONS: PROGRAM

QUALITY MANAGEMENT

     11. Describe the process the Offeror uses to identify opportunities for quality improvements. In addition, include a description of a recent quality improvement project including initial identification, interventions and results of improvement efforts. (Limit 5 pages)
          References: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM) and Paragraph 24, Performance Standards

     12. Describe how peer review is utilized in your organization and incorporated into your quality management process.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

     13. Describe how quality of care complaints are handled including how they are identified, researched and resolved.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

UTILIZATION MANAGEMENT

     14. Describe the Offeror's process for monitoring utilization, development of intervention strategies for identified utilization issues and how the effectiveness of these interventions is monitored. Include examples of data and reports used to identify utilization trends. (Limit 5 pages text and no more than 5 sample report attachments)
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

     15. Describe the strategies used for pharmacy management, including the identification and management of members with unusual utilization patterns.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

     16. Discuss the process for provider profiling including methods, criteria and actions taken based on profiling activities.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

     17. Describe the process for ensuring consistent application of clinical criteria used in the authorization process for both outpatient and inpatient care.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

                                                                Acute Care RFP
                                                                February 3, 2003

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

     18. Describe the Medical Director's role in utilization management activities, including availability to internal and external customers.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

DISEASE PREVENTION/HEALTH MAINTENANCE

     19. Describe planned health promotion, outreach, monitoring and evaluation of adult preventive services including well woman, well man and adult immunizations.
          References: Section D, Paragraph 10, Scope of Services, Paragraph 23, Quality Management and Utilization Management (QM/UM) and Paragraph 24, Performance Standards

     20. Describe planned outreach, monitoring and evaluation strategies for Early and Periodic Screening, Diagnosis and Treatment (EPSDT) and explain how the EPSDT program is integrated within the organization. In addition to overall strategies, address activities aimed at healthy children aged 3 through 6 and adolescents. (Limit 5 pages)
          References: Section D, Paragraph 10, Scope of Services, Paragraph 15, Pediatric Immunizations and the Vaccine for Children's Program, Paragraph 23, Quality Management and Utilization Management (QM/UM) and Paragraph 24, Performance Standards

     21. Describe strategies, both implemented and those planned for implementation, to improve utilization of dental services to ensure increased member participation and increased provider participation. Include the process used to develop the strategies.
          References: Section D, Paragraph 10, Scope of Services and Paragraph 24, Performance Standards

     22. Describe how utilization of family planning services for all members is monitored and benchmarked.
          References: Section D, Paragraph 10, Scope of Services and Paragraph 23, Quality Management and Utilization Management (QM/UM)

FOCUSED HEALTH NEEDS

     23. Describe how members with special health needs are identified and how the information is used to provide comprehensive case or disease management.
          References: Section D, Paragraph 11, Special Health Care Needs and Paragraph 23, Quality Management and Utilization Management (QM/UM)

     24. Describe the Offeror's disease management programs, including how outcomes are assessed.
          Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

     25. Describe how the Offeror ensures culturally competent care and specify how translation services are made available and provided to members with limited English proficiency.
          References: Section D, Paragraph 18, Member Information and Paragraph 20, Cultural Competency

     26. Describe planned outreach strategies for children with special health care needs and other hard to reach populations. Include the process used to develop the strategies.
          References: Section D, Paragraph 10, Scope of Services, Paragraph 11, Special Health Care Needs and Paragraph 23, Quality Management and Utilization Management (QM/UM)

     27. Discuss the maternity program and how processes are directed at achieving good birth outcomes. Response should include, but is not limited to prenatal care entry process, identification and assessment of high-risk maternity patients, case management, outreach and monitoring activities.

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

          References: Section D, Paragraph 10, Scope of Services, Paragraph 23, Quality Management and Utilization Management (QM/UM), Paragraph 24, Performance Standards, Paragraph 31, Maternity Care Provider Standards and Paragraph 33, Appointment Standards

MEMBER SERVICES

     28. Describe the member complaint and resolution process, including communications with other departments, benchmarks used and the average speed for resolution of complaints.
          References: Section D, Paragraph 18, Member Information, Paragraph 23, Quality Management and Utilization Management (QM/UM), Paragraph 25, Grievance and Request for Hearing Process and Standards and Attachment H (1), Enrollee Grievance System Standards and Process

     29. Explain the member communication process, addressing Offeror accessibility to members (including internal benchmarks), the development and distribution of written materials and member orientation and education.
          References: Section D, Paragraph 8, Mainstreaming of AHCCCS Members, Paragraph 16, Staffing Requirements and Support Services, Paragraph 18, Member Information and Paragraph 20, Cultural Competency

     30. Describe how the Offeror assesses member satisfaction. What changes were implemented after the last assessment?
          References: Section D, Paragraph 4, Annual Enrollment Choice, Paragraph 19, Member Surveys, Paragraph 23, Quality Management and Utilization Management (QM/UM), Paragraph 25, Grievance and Request for Hearing Process and Standards and Attachment H (1), Enrollee Grievance System Standards and Process

V.   ORGANIZATION

Organization refers to the Offeror's ability to perform the administrative tasks necessary to support the requirements identified throughout this RFP. The following identifies the submission requirements.

REQUIRED SUBMISSIONS: ORGANIZATION

ORGANIZATION AND STAFFING

     31. Describe the Offeror's experience providing similar services to similar populations. Include any experience working with federally funded programs such as Medicare and Medicaid, and with managed care organizations.

     32. Describe the organization's various committees. Include the purpose and composition (by title and functional area) of each committee. Describe how committee information flows within the organization.

     33. Submit a copy of the organization's Disaster Recovery Plan. (No page limit)
          Reference: Section D, Paragraph 73, Business Continuity Plan

CORPORATE COMPLIANCE

     34. Describe the role of the Compliance Officer (CO). Identify the CO's major responsibilities, other than those related to corporate compliance, if any. What percentage of time will the CO spend on the AHCCCS program corporate compliance activities?
          References: Section D, Paragraph 62, Corporate Compliance

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

     35. Describe how fraud is detected and reported including, but not limited to, how employees, members and providers will learn about fraud, and the process for reporting (both internally and externally) suspected fraud.
          References: Section D, Paragraph 62, Corporate Compliance

GRIEVANCE AND APPEALS

     36. Provide a flowchart and written description of the grievance and appeals processes; include both the informal and formal processes and general timeframes. Identify the staff that will be involved at each phase and provide their qualifications.
          References: Section D, Paragraph 25, Grievance and Request for Hearing Process and Standards, Attachment H (1), Enrollee Grievance System Standards and Policy and Attachment H (2), Provider Grievance System Standards and Policy

     37. Describe the process that will be used to ensure corrective action is taken with respect to deficiencies identified through the grievance system.
          References: Section D, Paragraph 25, Grievance and Request for Hearing Process and Standards, Attachment H (1), Enrollee Grievance System Standards and Policy and Attachment H (2), Provider Grievance System Standards and Policy

CLAIMS

     38. Describe your claims process including, but not limited to, how timely and accurate claims payments are ensured, the remediation process when the Offeror's standards are not met, how coordination of benefits/TPL is done and how provider claims inquiries are handled.
          References: Section D, Paragraph 38,ClaimsPayment System and Paragraph 58, Coordination of Benefits/Third Party Liability

     39. What system is used to process claims? Are claims adjudication and payment outsourced from the Offeror's organization?

     40.  Submit October, November, and December 2002 month end claims aging.

ENCOUNTERS

     41. Describe your encounter submissions process including, but not limited to, how accuracy, timeliness and completeness are ensured and the remediation process when the Offeror's standards are not met.
          References: Section D, Paragraph 64, Data Exchange Requirement, Paragraph 65, Encounter Data Reporting and Attachment I, Encounter Submission Requirements

FINANCIAL STANDARDS

     42. Submit the Offeror's plan for meeting the Performance Bond or Bond Substitute requirement including the type of bond to be posted, source of funding and timeline for meeting the requirement.
          References: Section D, Paragraph 46, Performance Bond or Bond Substitute and Paragraph 47, Amount of Performance Bond

     43.  Submit a plan for meeting the minimum capitalization requirement.
          Reference: Section D, Paragraph 45, Minimum Capitalization
          Requirements

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

     44. Provide the organization's two most recent audited financial statements. Include the parent company's most recent statements as well, if applicable. (No page limit)

     45. Submit verification of any contributions provided to the Offeror to improve its financial position after the audit (copies of bank statements and deposit slips), if applicable. (No page limit)

     46. Provide enrollment figures for the two most recent audited financial statements.

     47. Provide the organization's last four unaudited internally prepared quarterly financial statements with preparation dates indicated. (No page limit)

     48. Submit financial forecasts for the first three years of the contract starting with October 1, 2003, including a balance sheet and a statement of revenues, expenses and changes in equity in at least the level of detail specified for annual audited financial statements as outlined in the Reporting Guide for Acute Care Contractors with the Arizona Health Care Cost Containment System. Include all assumptions used for the forecasts. (No page limit)

     49. Submit financial viability calculations and results for the three-year financial projections.
          Reference: Section D, Paragraph 50, Financial Viability
          Standards/Performance Guidelines

     50.  Describe the cost allocation plan, if applicable.
          Reference: Section D, Paragraph 43, Management Services Subcontractors

LIABILITY MANAGEMENT

     51.  Describe the Offeror's RBUC/IBNR calculation methodology.
          Reference: Section D, Paragraph 50, Financial Viability
          Standards/Performance Guidelines

VI.  EXTRA CREDIT

OPTIONAL SUBMISSIONS: EXTRA CREDIT

     52. Submit a description of a program/initiative(s), which goes beyond the requirements of this RFP and fits into one or more of the following categories; Use of Technology, Reduction of Hassle Factors for Providers or Community Involvement. With the description please include actual or anticipated results, how the program/initiative will be evaluated, and a high level timeline. (Limit of three pages, plus the timeline for each program/initiative submitted. There is a limit of three program/initiatives that may be submitted.)

2.   PROSPECTIVE OFFERORS' INQUIRIES

Any questions related to this solicitation must be directed to Michael Veit, AHCCCSA Contracts and Purchasing. Offerors shall not contact or ask questions of other AHCCCSA staff unless authorized by the Contracting Officer. Questions shall be submitted on disk, saved as a text file (.txt), along with a hard copy printout, prior to the Prospective Offerors' Conference (submit by 5:00 p.m. on February 14, 2003). Offerors must submit inquiries using Microsoft Word. Questions submitted by the deadline above may be addressed at the Prospective Offerors' Conference. The envelope must be marked "RFP Questions- Acute Care". Questions arising during the Conference, or those that cannot be answered at the Prospective Offerors' Conference, will be answered within a reasonable period in writing. Any correspondence pertaining to this RFP must refer to the appropriate page, section and paragraph number.

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

3.       PROSPECTIVE OFFERORS' CONFERENCE AND TECHNICAL INTERFACE MEETING

A New Offerors' Conference will be held on February 21, 2003, from 8:30 a.m. until 9:30, at AHCCCS' 701 E. Jefferson building in the Gold Room on the 3rd Floor. The purpose of this conference will be to orient new offerors to AHCCCS. Continuing offerors are welcome to attend, but the agenda will assume no prior familiarity with the AHCCCS program. From 10:00 a.m. to 12:30 p.m., there will be a Prospective Offerors' conference for all new and continuing offerors. The purpose of this conference is to clarify the contents of this solicitation and to avoid any misunderstandings regarding AHCCCSA requirements. Any doubt as to the contents and requirements of this solicitation or any apparent omission or discrepancy should be presented at this conference. AHCCCSA will then determine the action necessary and issue a written amendment to the solicitation, if appropriate.

Also on February 21, 2003, from 2:00 p.m. until 5:00 p.m., a Technical Interface meeting will be held. The purpose of this meeting is to orient prospective offerors to the AHCCCS PMMIS system requirements and to answer any technical questions.

4.       LATE PROPOSALS

Late proposals will not be considered.

5.       WITHDRAWAL OF PROPOSAL

At any time prior to the proposal due date and time, the Offeror (or designated representative) may withdraw its proposal. Withdrawals must be provided in writing and submitted to Michael Veit, AHCCCSA, Contracts and Purchasing.

6.       AMENDMENTS TO RFP

Amendments may be issued subsequent to the issue date of this solicitation. Receipt of solicitation amendments must be acknowledged by signing and returning the signature page of the amendment to Michael Veit, AHCCCS, Contracts and Purchasing.

7.       ON-SITE REVIEW

Prior to contract award, all Offerors may be subject to on-site review(s) to determine that an infrastructure is in place that will support the provision of services to the acute population within the GSAs bid.

8.       BEST AND FINAL OFFERS

AHCCCSA reserves the right to accept any or all initial offers without further negotiation and may choose not to request a best and final offer (BFO). Offerors are therefore advised to submit their most competitive offers at the outset. However, if it is considered in the best interest of the State, AHCCCSA may issue a written request to all offerors for a best and final offer in a particular geographic service area or areas. The purpose of a BFO request is to allow offerors an opportunity to resubmit bids for rate codes not previously accepted by AHCCCSA. This request will notify them of the date, time and place for the submission of their offers. In addition, AHCCCSA will disclose to each offeror which of its bid rates are acceptable (within or below actuarial rate range), and which are not acceptable (above the actuarial rate range). All offerors whose final bid rates fall below the bottom of the actuarial rate range will have their rates increased to the bottom of that rate range after the final BFO. If an offeror does not submit a notice of withdrawal or a best and final offer, its immediate previous offer will be considered its best and final offer.

All BFOs must be submitted via the AHCCCS website, as well as in accordance with Section B of the RFP. AHCCCSA will limit the number of BFO rounds if it is in the best interest of the State. Offerors will be

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

permitted, within the restrictions and limitations defined below, to adjust upward, a capitation rate for a rate code that was previously accepted to offset the reduction of a capitation rate in another rate code in the first BFO round only. These restrictions and limitations include, but are not limited to:

         a. An offeror will be allowed to adjust upward a previously accepted rate code bid only during the first BFO round;

         b. The weighted amount of BFO increase cannot exceed the weighted amount of BFO reduction. AHCCCSA will furnish the Offeror, in the Data Supplement, the enrollment percentages, by rate code, by GSA, to be used in determining the weighted amount. Should the weighted amount of the adjustment exceed the weighted amount of the BFO reduction, AHCCCSA shall reject the first BFO and the adjustment (costing the Offeror the loss of the first BFO round in that GSA). Since a rate code can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment to previously accepted rate code bids in that GSA.

                  For example, assume that SSI w/o Medicare was the rate code where a BFO was needed and the offeror reduced this rate by $10 PMPM. Also assume the SSI w/o Medicare rate code accounted for 9% of the members in the GSA.

                  Weighted Average Capitation Reduction - 9% X $10.00 = $.90

                  Assume the rate code adjusted upward was TANF and this rate code was increased by $2.00 PMPM. Also assume this rate code accounted for 50% of the members in the GSA.

                  Weighted Average Capitation Increase - 50% X $2.00 = $1.00

                  Therefore, the BFO would be rejected because the weighted amount of the BFO adjustment exceeded the weighted amount of the BFO reduction.

         c. Offerors will not be allowed to decrease a bid in a BFO round if the initial bid was below the bottom of the rate range. If such a BFO is submitted it will be rejected.

         d. If an adjustment during the initial BFO round causes the Offeror to exceed the upper range of any rate code, AHCCCSA will reject the adjustment and return the (adjusted) rate code to the initial capitation rate bid by the Offeror. Since a previously accepted rate code bid can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment for this rate code.

         e. AHCCCSA reserves the sole right to accept or reject any adjustment. The Offeror by submitting an adjustment to a rate code is requesting approval by AHCCCSA; such approval shall not be automatic. If an initial bid is below the bottom of a rate range, it cannot be adjusted downward by the Offeror in a BFO round.

CAPITATION RATES OFFERED AFTER THE BFOs: As stated above, AHCCCSA may limit the number of BFO rounds. After the final BFO round is complete, provided it is in the best interest of the State, AHCCCSA will cease issuing BFO requests. At this point, should the Offeror have a rate code(s) without an accepted capitation rate, AHCCCSA shall offer a capitation rate to the Offeror. The capitation rate offered should be somewhere in the bottom half of the rate range (specific placement to be determined by AHCCCSA and its actuaries). Note that all rates offered in this manner shall be identical for all offerors in the same GSA and rate code.

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

9.       AWARD OF CONTRACT

AHCCCSA has determined that the provision of covered services to eligible populations in the Geographic Service Areas as described below will stabilize risk sharing. The Offeror must therefore bid on at least one entire GSA in order to be considered for a contract award. Although AHCCCSA encourages Offerors to bid on multiple GSAs, AHCCCSA may limit the number of GSA's awarded to any one offeror, if deemed in the best interest of the State.

Notwithstanding any other provision of this solicitation, AHCCCSA expressly reserves the right to:

         a.       Waive any immaterial mistake or informality;

         b.       Reject any or all proposals, or portions thereof; and/or

         c.       Reissue a Request for Proposal

If two plans or their parents merge after obtaining contract awards, AHCCCSA retains the right to address each merger issue on an individual basis according to what is deemed in the best interest of the State.

If there are significant compliance issues with a current plan or a plan's contract in a particular county has been previously terminated, AHCCCSA retains the right to address each compliance or termination issue on an individual basis according to what is deemed in the best interest of the State. A new bid proposal may not be accepted until it has been determined that the reason for the significant compliance or termination issue has been resolved and there is a reasonable assurance that it will not recur.

A response to this Request for Proposals is an offer to contract with AHCCCSA based upon the terms, conditions, scope of work and specifications of the RFP. All of the terms and conditions of the contract are contained in this solicitation, solicitation amendments and subsequent contract amendments, if any, signed by the Contracting Officer. Proposals do not become contracts unless and until they are accepted by the Contracting Officer. A contract is formed when the AHCCCSA Contracting Officer signs the award page and provides written notice of the award(s) to the successful offeror(s), and the Offeror accepts any special provisions to the contract and the final rates awarded. AHCCCSA may also, at its sole option, modify any requirements described herein. All offerors will be promptly notified of award.

AHCCCSA reserves the right to specify and/or modify the number of contracts to be awarded in any GSA. AHCCCSA anticipates awarding contracts as follows:

 GSA #:               County or Counties                    Number of Awards:
-------       ------------------------------------          -----------------
  2           Yuma, La Paz                                    Maximum of 2
  4           Apache, Coconino, Mohave, and Navajo            Maximum of 2
  6           Yavapai                                         Maximum of 2
  8           Gila, Pinal                                     Maximum of 2
  10          Pima, Santa Cruz*                               Maximum of 5
  12          Maricopa                                        Maximum of 6
  14          Graham, Greenlee, Cochise                       Maximum of 2

Note: *AHCCCS anticipates awarding up to five contracts in the Pima County portion of the Pima/Santa Cruz GSA. Contracts will be awarded to two of the five Pima contract awardees in Santa Cruz.

An existing contractor in Maricopa or Pima County who is not awarded a new contract may request to have its enrollment capped and to continue providing services under the terms and condition of this new RFP. AHCCCSA may, at its sole option, grant or deny such a request. If AHCCCSA approves such an enrollment cap,

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

the Contractor would continue to serve its existing members but would not receive any new members. The enrollment cap will not be lifted during the term of this or any subsequent contract period unless one of the following conditions exist:

         a. Another contractor is terminated and increased member capacity is needed, or

         b. Legislative action creates a sudden and substantial increase in the overall AHCCCS population, or

         c. Extraordinary and unforeseen circumstances make such an action necessary and in the best interest of the State.

If an existing contractor is not awarded a new or capped (as mentioned above) contract, an open enrollment will be held, as described in Section D, Paragraph 5 of this document. The costs of this open enrollment shall be shared by each of the Contractors within the pertinent GSA and AHCCCSA.

Subsequent to the award of contracts, in the event of significant non-compliance issues with a Contractor in a particular GSA, AHCCCSA may refer back to the results of the evaluation of this solicitation and select another Contractor for a particular GSA that is considered to be in the best interest of the State.

Finally, successful bidders should be prepared to submit sample subcontracts for approval as soon as possible after the contract award. AHCCCSA will expedite the approval process.

10.      FEDERAL DEADLINE FOR SIGNING CONTRACT

The Center for Medicare and Medicaid Services (CMS) has imposed strict deadlines for finalization of contracts in order to qualify for federal financial participation. This contract, and all subsequent amendments, must be completed and signed by both parties, and must be available for submission to CMS prior to the beginning date for the contract term (October 1, 2003). All public entity Offerors must ensure that the approval of this contract is placed on appropriate agendas well in advance to ensure compliance with this deadline. Any withholding of federal funds caused by the Offeror's failure to comply with this requirement shall be borne in full by the Offeror.

11.      RFP MILESTONE DATES

The following is the schedule of events regarding the solicitation process:

                          Activity                                              Date
----------------------------------------------------------------         -----------------
RFP Issued                                                               February 3, 2003
Technical Assistance and RFP Questions Due                               February 14, 2003
New Offerors Orientation                                                 February 21, 2003
Prospective Offerors Conference and Technical Assistance Session         February 21, 2003
PMMIS Technical Interface Meeting                                        February 21, 2003
RFP Amendment Issued, if necessary                                       February 28, 2003
Access to Web-Based Capitation Bid Submission Available                  March 3, 2003
Second Set of Technical Assistance Questions Due                         March 7, 2003
Second RFP Amendment Issued, if necessary                                March 14, 2003
Proposals Due by 3:00 P.M.                                               March 31, 2003
Contracts Awarded                                                        May 1, 2003
Readiness Reviews Begin                                                  July 1, 2003
New Contracts Effective                                                  October 1, 2003

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INSTRUCTIONS TO OFFERORS                              CONTRACT/RFP NO. YH04-0001

12.      AHCCCS BIDDER'S LIBRARY

The Bidders Library contains critical reference material on AHCCCS policies and performance requirements. References are made throughout this solicitation to material in the Bidder's Library and offerors are responsible for the contents of such referenced material as if they were printed in full herein. All such material is incorporated into the contract by reference. The Bidder's Library is located at 701 E. Jefferson, Phoenix, AZ. Please contact Michael Veit at (602) 417-4762 for further information or appointment times. Portions of the material contained in the Library are also available on the AHCCCS website at www.ahcccs.state.az.us.

13.      OFFEROR'S INABILITY TO MEET REQUIREMENTS

If a potential offeror cannot meet the minimum capitalization requirements, the performance bond requirements, or the minimum network standards described herein, AHCCCSA requests that the potential offeror not submit a bid.

[END OF SECTION I]

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

LIST OF ATTACHMENTS                                   CONTRACT/RFP NO. YH04-0001

SECTION J: LIST OF ATTACHMENTS

Attachment A: Minimum Subcontract Provisions
Attachment B: Geographic Service Area; Minimum Network Requirements Attachment C: Management Services Subcontractor Statement
Attachment D: Sample Letter of Intent: Network Submission Requirements Attachment E: Instructions for Preparing Capitation Proposal
Attachment F: Periodic Reporting Requirements
Attachment G: Auto-Assignment Algorithm
Attachment H: Grievance System Standards and Policy
Attachment I: Encounter Submission Requirements
Attachment J: EPSDT Schedules
Attachment K: Offeror's Checklist

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

ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS          CONTRACT/RFP NO. YH04-0001

ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS

[The following provisions must be included verbatim in every subcontract.]

1) ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES

No payment due the Subcontractor under this subcontract may be assigned without the prior approval of AHCCCSA. No assignment or delegation of the duties of this subcontract shall be valid unless prior written approval is received from AHCCCSA. (AAC R2-7-305)

2) AWARDS OF OTHER SUBCONTRACTS

AHCCCSA and/or the Contractor may undertake or award other contracts for additional or related work to the work performed by the Subcontractor and the Subcontractor shall fully cooperate with such other Contractors, subcontractors or state employees. The Subcontractor shall not commit or permit any act which will interfere with the performance of work by any other contractor, subcontractor or state employee. (AAC R2-7-308)

3) CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING

By signing this subcontract, the Subcontractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC Sections 1320a-7b) or the "Stark I" and "Stark II" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation there from. If the Subcontractor provides laboratory testing, it certifies that it has complied with 42 CFR Section 411.361 and has sent to AHCCCSA simultaneous copies of the information required by that rule to be sent to the Health Care Financing Administration. (42 USC Sections 1320a-7b; PL 101-239 and PL 101-432; 42 CFR
Section 411.361)

4) CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION

By signing this subcontract, the Subcontractor certifies that all representations set forth herein are true to the best of its knowledge. No payment due the Contractor under this subcontract may be assigned without the prior approval of AHCCCSA. No assignment or delegation of the duties of this subcontract shall be valid unless prior written approval is received from AHCCCSA.

5) CLINICAL LABORATORY IMPROVEMENT AMENDMENTS OF 1988

The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Certificate in order to obtain reimbursement from the Medicare and Medicaid (AHCCCS) programs. In addition, they must meet all the requirements of 42 CFR 493, Subpart A.

To comply with these requirements, AHCCCSA requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories.

Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. The Contractor may not reimburse providers who do not comply with the above requirements. (CLIA of 1988; 42 CFR 493, Subpart A)

6) COMPLIANCE WITH AHCCCSA RULES RELATING TO AUDIT AND INSPECTION

The Subcontractor shall comply with all applicable AHCCCS Rules and Audit Guide relating to the audit of the Subcontractor's records and the inspection of the Subcontractor's facilities. If the Subcontractor is an inpatient facility, the Subcontractor shall file uniform reports and Title XVIII and Title XIX cost reports with AHCCCSA.
(ARS 41-2548; 45 CFR 74.48 (d))

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ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS     CONTRACT/RFP NO. YH04-0001

7) COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS

The Subcontractor shall comply with all federal, State and local laws, rules, regulations, standards and executive orders governing performance of duties under this subcontract, without limitation to those designated within this subcontract. (Requirement for FFP, 42 CFR 434.70)

8) CONFIDENTIALITY REQUIREMENT

Confidential information shall be safeguarded pursuant to 42 CFR Part 431, Subpart F, ARS Section 36-107, 36-2903, 41-1959 and 46-135, AHCCCS Rules and Health Insurance Portability and Accountability Act (Public Law 107- 191, 110 Statutes 1936).

9) CONFLICT IN INTERPRETATION OF PROVISIONS

In the event of any conflict in interpretation between provisions of this subcontract and the AHCCCS Minimum Subcontract Provisions, the latter shall take precedence.

10) CONTRACT CLAIMS AND DISPUTES

Contract claims and disputes arising under A.R.S. Section Title 36, Chapter 29 shall be adjudicated in accordance with AHCCCS Rules. (A.R.S. Section Title 36, Chapter 29; AAC R2-7-916; AAC R9-22-802)

11) ENCOUNTER DATA REQUIREMENT

If the Subcontractor does not bill the Contractor (e.g., Subcontractor is capitated), the Subcontractor shall submit encounter data to the Contractor in a form acceptable to AHCCCSA.

12) EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES

The Arizona Health Care Cost Containment System Administration (AHCCCSA) or the U.S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this subcontract. (ARS 36-2903. C., (8.); ARS 36-2903.02; AAC 9-22-522)

13) FRAUD AND ABUSE

If the Subcontractor discovers, or is made aware, that an incident of potential fraud or abuse has occurred, the Subcontractor shall report the incident to the prime Contractor as well as to AHCCCSA, Office of Program Integrity. Incidents involving potential member eligibility fraud should be reported to AHCCCSA, Office of Managed Care, Member Fraud Unit. All other incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity. (ARS 36-2918.01; AAC R9-22-511.)

14) GENERAL INFORMATION

The parties to this contract agree that AHCCCS shall be indemnified and held harmless by the Contractor and Subcontractor for the vicarious liability of AHCCCS as a result of entering into this contract. However, the parties further agree that AHCCCS shall be responsible for its own negligence. Each party to this contract is responsible for its own negligence.

15) INSURANCE

[This provision applies only if the Subcontractor provides services directly to AHCCCS members]

The Subcontractor shall maintain for the duration of this subcontract a policy or policies of professional liability insurance, comprehensive general liability insurance and automobile liability insurance in amounts that meet AHCCCS requirements. The Subcontractor agrees that any insurance protection required by this subcontract, or otherwise obtained by the Subcontractor, shall not limit the responsibility of Subcontractor to indemnify, keep and save harmless and defend the State and AHCCCSA, their agents, officers and employees as provided herein. Furthermore, the Subcontractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage, for itself and its employees, and AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage. (45 CFR Part 74)

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ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS          CONTRACT/RFP NO. YH04-0001

16) LIMITATIONS ON BILLING AND COLLECTION PRACTICES

The Subcontractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that services provided were not AHCCCS covered services.
(AAC R9-22-702 and R9-22-201(J))

17) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES

The Subcontractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this subcontract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

18) NON-DISCRIMINATION REQUIREMENTS

The Contractor shall comply with State Executive Order No. 99-4, which mandates that all persons, regardless of race, color, religion, sex, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and state laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability. (Federal regulations, State Executive order # 99-4 & AAC R9-22-513)

19) PRIOR AUTHORIZATION AND UTILIZATION REVIEW

The Contractor and Subcontractor shall develop, maintain and use a system for Prior Authorization and Utilization Review that is consistent with AHCCCS Rules and the Contractor's policies. (AAC R9-22-522)

20) RECORDS RETENTION

         a. The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

         b. The Contractor agrees to make available at its office at all reasonable times during the term of this contract and the period set forth in the following paragraphs, any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or Federal government.

         c. The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract.

         d. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof. (45 CFR 74.53; ARS 41-2548)

21) SEVERABILITY

If any provision of these standard subcontract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

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ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS          CONTRACT/RFP NO. YH04-0001

22) SUBJECTION OF SUBCONTRACT

The terms of this subcontract shall be subject to the applicable material terms and conditions of the contract existing between the Contractor and AHCCCSA for the provision of covered services.

23) TERMINATION OF SUBCONTRACT

AHCCCSA may, by written notice to the Subcontractor, terminate this subcontract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Subcontractor, or any agent or representative of the Subcontractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or the making of any determinations with respect to the performance of the Subcontractor; provided, that the existence of the facts upon which the state makes such findings shall be in issue and may be reviewed in any competent court. If the subcontract is terminated under this section, unless the Contractor is a governmental agency, instrumentality or subdivision thereof, AHCCCSA shall be entitled to a penalty, in addition to any other damages to which it may be entitled by law, and to exemplary damages in the amount of three times the cost incurred by the Subcontractor in providing any such gratuities to any such officer or employee. (AAC R2-5-501; ARS 41- 2616 C.; 42 CFR 434.6, a.
(6))

24) VOIDABILITY OF SUBCONTRACT

This subcontract is voidable and subject to immediate termination by AHCCCSA upon the Subcontractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the subcontract without AHCCCSA's prior written approval.

25) WARRANTY OF SERVICES

The Subcontractor, by execution of this subcontract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified in this contract.

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ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

ATTACHMENT B: MINIMUM NETWORK STANDARDS

                            MINIMUM NETWORK STANDARDS
                          (BY GEOGRAPHIC SERVICE AREA)

INSTRUCTIONS:

Contractors shall have in place an adequate network of providers capable of meeting contract requirements. The information that follows describes the minimum network requirements by Geographic Service Area (GSA). In some GSAs there are required service sites located outside of the geographical boundary of a GSA. The reason for this relates to practical access to care. In certain instances, a member must travel a much greater distance to receive services within their assigned GSA, if the member were not allowed to receive services in an adjoining GSA or state.

Split zip codes occur in some counties. Split zip codes are those which straddle two different counties. Enrollment for members residing in these zip codes is based upon the county and GSA to which the entire zip code has been assigned by AHCCCS. The Contractor shall be responsible for providing services to members residing in the entire zip code that is assigned to the GSA for which the Contractor has agreed to provide services. The split zip codes GSA assignments are as follows:

                 SPLIT BETWEEN         COUNTY ASSIGNED
ZIP CODE         THESE COUNTIES              TO              ASSIGNED GSA
--------      --------------------     ---------------       ------------
 85220         Pinal and Maricopa          Maricopa               12
 85242         Pinal and Maricopa          Maricopa               12
 85292           Gila and Pinal              Gila                  8
 85342        Yavapai and Maricopa         Maricopa               12
 85358        Yavapai and Maricopa         Maricopa               12
 85390        Yavapai and Maricopa         Maricopa               12
 85643         Graham and Cochise          Cochise                14
 85645         Pima and Santa Cruz        Santa Cruz              10
 85943          Apache and Navajo          Navajo                  4
 86336        Coconino and Yavapai         Yavapai                 6
 86351        Coconino and Yavapai         Coconino                4
 86434          Mohave and Yavapai         Yavapai                 6
 86340        Coconino and Yavapai         Yavapai                 6

If outpatient specialty services (OB, family planning, internal medicine and pediatrics) are not included in the primary care provider contract, at least one subcontract is required for each of these specialties in the service sites specified.

In Tucson (GSA 10) and Metropolitan Phoenix (GSA 12), the Contractor must demonstrate its ability to provide PCP, dental and pharmacy services so that members do not have to travel more than 5 miles from their residence. Metropolitan Phoenix is defined on the Minimum Network Standard page specific to GSA # 12.

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

At a minimum, the Contractor shall have a physician with admitting and treatment privileges with each hospital in its network. Contractors in GSA 10 and/or GSA 12 must contract with physicians with admitting privileges in at least one hospital in each service district (see specific GSA requirements). Should the Hospital Reimbursement Pilot Program be renewed as discussed in Section D, Paragraph 40, Hospital Subcontracting and Reimbursement, the Contractor shall contract with at least one hospital in each service district.

Provider categories required at various service delivery sites included in the Service Area Minimum Network Standards are indicated as follows:

         H    Hospitals

         P Primary Care Providers (physicians, certified nurse practitioners and physician assistants)

         D    Dentists

         PH   Pharmacies

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

HOSPITALS IN PHOENIX METROPOLITAIN AREA (BY SERVICE DISTRICT, BY ZIP CODE)

DISTRICT 1

85006             Good Samaritan Regional Medical Center
                  St. Luke's Medical Center
85008             Maricopa Medical Center
85013             St. Joseph's Hospital & Medical Center
85020             John C. Lincoln Hospital - North Mountain

DISTRICT 2

85015             Phoenix Baptist Hospital & Medical Center
85027             John C. Lincoln Hospital - Deer Valley
85306             Thunderbird Samaritan Medical Center
85308             Arrowhead Community Hospital & Medical Center
85351             Walter O. Boswell Memorial Hospital
85375             Del E. Webb Memorial Hospital
85031             Maryvale Hospital Medical Center

DISTRICT 3

85032             Paradise Valley Hospital
85054             Mayo Clinic Hospital
85251             Scottsdale Healthcare - Osborn
85261             Scottsdale Healthcare - Shea

DISTRICT 4

85201             Mesa General Hospital Medical Center
                  Mesa Lutheran Hospital
85202             Desert Samaritan Medical Center
85206             Valley Lutheran Hospital
85224             Chandler Regional Hospital
85281             Tempe St. Luke's Hospital

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

HOSPITALS IN TUCSON METROPOLITAN AREA (BY SERVICE DISTRICT, BY ZIP CODE)

DISTRICT 1

85719    University Medical Center
85741    Northwest Hospital
85745    Carondelet St. Mary's Hospital

DISTRICT 2

85711    Carondelet St. Joseph's Hospital
85712    El Dorado Hospital
         Tucson Medical Center
85713    Kino Community Hospital

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

COUNTIES: LA PAZ AND YUMA                              GEOGRAPHIC SERVICE AREA 2

       HOSPITALS

       Blythe, CA
       Lake Havasu City
       Parker
       Yuma

       PRIMARY CARE PROVIDERS

       Blythe, CA
       Lake Havasu City
       Parker
       San Luis
       Somerton
       Wellton
       Yuma

       DENTISTS

       Blythe, CA
       Lake Havasu City
       Parker
       San Luis
       Yuma

       PHARMACIES

       Blythe, CA
       Lake Havasu City
       Parker
       Somerton
       San Luis
       Yuma

                         [GEOGRAPHIC SERVICE AREA 2 MAP]

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

COUNTIES: APACHE, COCONINO,
          MOHAVE, AND NAVAJO                           GEOGRAPHIC SERVICE AREA 4

HOSPITALS

Bullhead City
Flagstaff
Gallup, NM
Kanab, UT
Kingman
Lake Havasu City
Needles, CA
Page
Payson
Show Low
Springerville
St. George, UT
Winslow

PRIMARY CARE PROVIDERS

Ash Fork/Seligman
Bullhead City
Colorado City/Hilldale/ Kanab, UT
Flagstaff
Fort Mohave
Gallup, NM
Holbrook
Kingman
Lake Havasu City
Page
Payson
Sedona
Show Low/Pinetop/Lakeside
Snowflake/Taylor
Springerville/Eager
St. George, UT/Mesquite, NV
St. Johns
Williams
Winslow

DENTISTS

SAME AS PRIMARY
CARE PROVIDERS
(except for Fort Mohave,
  no dentist required)

PHARMACIES

SAME AS PRIMARY
CARE PROVIDERS

                         [GEOGRAPHIC SERVICE AREA 4 MAP]

H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

COUNTY: YAVAPAI                                        GEOGRAPHIC SERVICE AREA 6

HOSPITALS

Cottonwood
Flagstaff
Phoenix
Prescott

PRIMARY CARE PROVIDERS

Ash Fork/Seligman
Camp Verde
Cottonwood
Phoenix/Wickenburg
Prescott
Prescott Valley
Sedona

DENTISTS

SAME AS PRIMARY CARE
PROVIDERS

PHARMACIES

SAME AS PRIMARY CARE
PROVIDERS
(except for Ash Fork/Seligman,
  no pharmacy required)

                         [GEOGRAPHIC SERVICE AREA 6 MAP]

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

COUNTIES: PINAL AND GILA                               GEOGRAPHIC SERVICE AREA 8

HOSPITAL

Casa Grande
Globe
Mesa
Payson

PRIMARY CARE PROVIDERS

Apache Junction
Casa Grande
Coolidge/Florence
Eloy
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson

DENTISTS

Apache Junction
Casa Grande
Coolidge/Florence
Eloy
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson

PHARMACIES

Apache Junction
Casa Grande
Coolidge/Florence
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson

                         [GEOGRAPHIC SERVICE AREA 8 MAP]

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

   COUNTY: PIMA AND SANTA CRUZ                        GEOGRAPHIC SERVICE AREA 10

HOSPITAL

Tucson
  District 1
    Contract Required
  District 2
    Contract Required
Nogales
  Physician(s) w/admit and
  treatment privileges required

PRIMARY CARE PROVIDERS

Ajo
Green Valley
Marana
Nogales
Oro Valley
Tucson

DENTISTS

SAME AS PRIMARY CARE
PROVIDERS

PHARMACIES

SAME AS PRIMARY CARE
PROVIDERS

                        [GEOGRAPHIC SERVICE AREA 10 MAP]

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

   COUNTY: MARICOPA                                   GEOGRAPHIC SERVICE AREA 12

HOSPITAL

Metropolitan Phoenix*
  District 1
    Contract Required
  District 2
    Contract Required
  District 3
    Contract Required
  District 4
    Contract Required

PRIMARY CARE PROVIDERS

Buckeye
Cave Creek/Carefree
Gila Bend
Goodyear/Litchfield Park
Metropolitan Phoenix*
Queen Creek
Wickenburg

DENTISTS

Buckeye/Goodyear/Litchfield Park
Metropolitan Phoenix*
Wickenburg

PHARMACIES

Buckeye
Cave Creek/Carefree
Goodyear/Litchfield Park
Metropolitan Phoenix*
Wickenburg

                        [GEOGRAPHIC SERVICE AREA 12 MAP]

*For Purposes of this RFP, Metropolitan Phoenix encompasses the following:
Apache Junction, Avondale, Chandler, El Mirage, Fountain Hills, Gilbert, Glendale, Mesa, Paradise Valley, Peoria, Phoenix, Scottsdale, Sun City/Sun City West, Surprise, Tempe, Tolleson, and Youngtown. Within this area, distance standards must be met as specified in Attachment B.

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT B: GEOGRAPHIC SERVICE AREA                 CONTRACT/RFP NO. YH04-0001
MINIMUM NETWORK REQUIREMENTS

   COUNTIES: COCHISE, GRAHAM                          GEOGRAPHIC SERVICE AREA 14
             AND GREENLEE

HOSPITAL

Benson
Bisbee
Douglas
Safford
Sierra Vista
Tucson
Willcox

PRIMARY CARE PROVIDERS

Benson
Bisbee
Douglas
Morenci/Clifton
Safford
Sierra Vista
Willcox

DENTISTS

Benson/Willcox
Bisbee
Douglas
Morenci/Clifton
Safford
Sierra Vista

PHARMACIES

Benson
Bisbee
Douglas
Morenci/Clifton
Safford/Thatcher
Sierra Vista
Willcox

                        [GEOGRAPHIC SERVICE AREA 14 MAP]

         H=Hospital     P=Primary Care Physician     D=Dentist     Ph=Pharmacy

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

ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

ATTACHMENT C: MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT

INSTRUCTIONS: A Management Services Subcontractor is defined as a marketing organization or any other organization or person agreeing to perform any administrative function or service for the Contractor specifically related to securing or fulfilling the Contractor's obligations to AHCCCSA. This includes, but is not limited to, third-party administrators, firms or persons who manage operations of the Contractor such as marketing, automatic data processing, claims processing, quality management, utilization management, prior authorization and other management functions.

All Management Services Subcontractors are required to have an annual financial audit. A copy of this audit must be filed with AHCCCSA within 120 days of the Subcontractor's fiscal year end. Failure to file a copy may result in withdrawal of AHCCCSA approval.

Attach to this proposal a signed copy of the Management Subcontract for Contract Year 04 (10/1/03 - 9/30/04) in addition to all information requested below. If the existing subcontract is for multiple terms, attach the original management subcontract and all amendments. When making attachments to this section, please refer to the question number and the item heading.

                                     *******

                   MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT

NAME OF BUSINESS _______________________________________________________________

ADDRESS ______________________    CITY _____________       STATE ____   ZIP_____

PHONE NO.   ____________________________________

1.   TYPE OF BUSINESS (check appropriate box)

     [ ] Individual [ ] Partnership [ ] Corporation [ ] Joint Venture
     [ ] Government [ ] Other (Describe)

     If a corporation, indicate type:_______________________________________

2.   INCORPORATED IN THE STATE OF:________________________

     If incorporated in a state other than Arizona, do you have a certificate to do business in the State of Arizona? Yes_____ No_____. If yes, type of certificate and with what agency or administration is it filed:
     _________________________.

3.   WHO IS YOUR STATUTORY AGENT FOR THE STATE OF ARIZONA:

     Name_______________________________________Phone___________________________

     Address_________________________Stata:_______________  Zip:________________

4.   PARENT COMPANY AND EMPLOYER IDENTIFICATION NUMBER

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ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

     For the purpose of this RFP, a parent company is defined as one which either owns or controls the activities and basic business policies of the Management Services Subcontractor. To own another company means the parent company must own at least a majority (more than 50%) of the voting rights in the company. To control another company, such ownership is not required; if such company is able to formulate, determine, or veto business policy decisions of the Management Services Subcontractor, such other company is considered the parent company of the Management Services Subcontractor.

     Is the Management Services Subcontractor owned or controlled by a parent company as described above? Yes_____ No_____. If yes, insert in the space below the name and main office address of the parent company.

     Name_______________________________________________________________________

     Address______________________________________   State _______  Zip_________

5.   ORGANIZATION CHART

     Attach a copy of your staff functional organizational chart, setting forth lines of authority, responsibility and communication which will pertain to this proposal.

6. IF OTHER THAN A GOVERNMENT AGENCY, WHEN WAS YOUR ORGANIZATION FORMED?_____________________

     If your organization is a corporation, attach a list of the names and addresses of the Board of Directors.

7.   LICENSE/CERTIFICATION

     Attach a list of all licenses and certifications your organization is required to maintain. Use a separate sheet of paper using the following format:

     SERVICE COMPONENT          LICENSE/REQUIREMENT                RENEWAL DATE

     If any licenses have been denied, revoked or suspended within the past 10 years, please explain.

8.   ADMINISTRATIVE AGENTS

     Is your agency acting as the administrative agent for any other agency organization? Yes____ No____

     If yes, describe the relationship in both legal and functional aspects.

9.   CIVIL RIGHTS COMPLIANCE DATA

     Has any federal or state agency ever made a finding of noncompliance with any relevant civil rights requirement with respect to your company? Yes_____ No_____. If yes, please explain.

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

ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

10.  PRIOR CONVICTIONS

     Are there any felony convictions of any key personnel (i.e., Chief Executive Officer, Plan Managers, Financial Officers, major stockholders or those with controlling interest, etc.) within the past 15 years?
     Yes_____ No_____. If yes, please explain.

11. DOES YOUR COMPANY HAVE ANY OWNERSHIP OR CONTROL INTEREST OF 5% OR MORE (i.e., able to formulate, determine, vote or influence business policy decisions, etc.) in another organization?
     Yes______ No______. If yes, list each organization's name, address and the percentage of ownership and/or control.

                                                              PERCENT OF
    NAME                   ADDRESS                       OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

12. DO THOSE WHO OWN OR CONTROL YOUR COMPANY HAVE ANY OWNERSHIP OR CONTROL INTEREST OF 5% OR MORE (i.e., able to formulate, determine, veto or influence business policy decisions, etc.) in another organization? Yes_____ No_____. If yes, list each organization's name and address, the percentage of ownership or control, and the names of those with the common ownership or control interest:

                                                              PERCENT OF
    NAME                   ADDRESS                       OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

13. HAS YOUR COMPANY EVER BEEN SUSPENDED OR EXCLUDED FROM ANY FEDERAL PROGRAM FOR ANY REASON? Yes_____ No_____. If yes, please attach explanation.

14. SUBCONTRACTOR'S CUSTOMER DESCRIPTION: For each of your principal customers (i.e. one that generates 5% or more of Subcontractor's gross annual revenue), please provide the following information:

     a.  Customer's name and address

     b.  Customer's percentage of Subcontractor revenue

     c.  Percent of Subcontractor's time managing customer

     d.  Customer's principal business

15.  SUBCONTRACTOR'S PERSONNEL EXPERIENCE STATEMENT

     Please provide resumes for all key personnel describing professional experience and education including continuing educational courses taken during the last three years.

16.  SUBCONTRACTOR CONTROLLING INTEREST STATEMENT

                                                                  Acute Care RFP
                                                                February 3, 2003

ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

     Please provide the name and address of any individuals or organizations with an ownership or controlling interest in the Subcontractor company (i.e., able to formulate, determine or veto business policy decisions, etc.). You may include those whose ownership or control interest is less than 5%.

                                                              PERCENT OF
    NAME                   ADDRESS                       OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

17.  SUBCONTRACTOR FINANCIAL STATEMENT

     a.   Is your accounting system based on a cash or accrual method?

          Cash         [ ]
          Accrual      [ ]
          Other        [ ]      (Give a brief explanation.)

     b. Does your organization prepare an annual financial statement? Yes_____ No _____. If yes, provide a copy of the latest report.

     c. Are interim financial statements prepared? Yes_____ No_____. If yes, how often are they prepared? ____________________________

          Are footnotes and supplementary schedules an integral part of the statements? Yes _____ No_____.

          Provide a copy of the latest statements including all necessary data to support your answers above.

     d. Is your organization audited by an independent accounting firm or accountant? Yes_____ No_____. If yes, how often are audits conducted?________________.

          By whom are they conducted? Provide name, address and telephone number and attach a copy of the latest audited financial statements.

     e.   Do you have any uncorrected audit exceptions? Yes_____ No_____.

          If yes, please explain the action being taken to correct the exceptions.

     f.   Does your organization have an accounting manual? Yes_____ No_____.

          If no, please explain if you have proper accounting policies and procedures, and how you provide for the dissemination of such accounting policies and procedures within your organization and what controls exist to ensure the integrity of your financial information. The Subcontractor agrees to furnish copies of such written accounting policies and procedures for inspection upon request from AHCCCSA.

     g. Are management letters on internal controls issued by the accounting firm? Yes_____ No_____.

                                                                  Acute Care RFP
                                                                February 3, 2003

ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

          If yes, attach a copy of the management letter from the latest audit. This must be on the auditor's letterhead and the Subcontractor, by its submission, certifies the letter is unaltered.

          If no, please provide a comprehensive description of internal control systems. (You are responsible for instituting adequate procedures against irregularities and improprieties and enforcing adherence to generally accepted accounting principles.)

     h. Does your organization have a formal basis to distribute or allocate costs reflected in your financial statement? Yes_____ No_____. Please explain principal allocation techniques used or proposed to be used. Indicate the allocation base used for each type of cost allotment.

     i. Indicate the types of liability insurance your organization maintains. State the amount of coverage and the name and address of the carrier.

     j. Please attach a complete analysis of revenues and expenses by business segment (lines of business) and by geographic area (within Arizona and outside Arizona) for your company or your company's owners.

     k. Are there any suits, judgments, tax deficiencies, or claims pending against your organization? Yes_____ No_____.

          If yes, briefly describe each item and indicate the dollar amount, either actual or estimated.

     l. In the last 12 months has your firm or organization paid any bonuses, provided any gifts over a dollar value of $500, or in any other way provided a financial reward, over and above salary, to any staff member, board member or other personnel associated with the firm or organization? Yes_____ No_____. If yes, describe to whom it was given, the type of reward, its value and source(s) of revenue.

18.  SUBCONTRACTOR'S BACKGROUND CHECK INFORMATION

     All Management Services Subcontractors must provide sufficient information concerning key personnel to enable AHCCCSA to conduct background checks. Please provide a list of all key personnel giving the following information for each:

     a.   Name

     b.   All other names ever used

     c.   Social Security Account Number

     d.   Date of Birth

     e.   Place of Birth

     f.   All addresses for the last 10 years

     g. Ever suspended from any federal program for any reason? If yes, please explain.

                                                                  Acute Care RFP
                                                                February 3, 2003

ATTACHMENT C: MANAGEMENT SERVICES                     CONTRACT/RFP NO. YH04-0001
              SUBCONTRACTOR STATEMENT

19.  SUBCONTRACTOR RESTRICTION OF COMPETITION STATEMENT

     In connection with the Management Services Subcontractor's participation in this procurement, the Management Services Subcontractor (to include its employees) to the best of its knowledge and belief:

     a. has not disclosed and will not knowingly disclose the prices, or any matter relating to such prices, to any other offeror, subcontractor or competitor;

     b. has not attempted and will not make any attempt to induce any other person or firm to submit or not to submit a proposal for the purpose of restricting competition.

          ______________________________________________________________________

          Management Services Subcontractor Signature

          ______________________________________________________________________

          Print Name and Title

     The Management Services Subcontractor shall insert in the applicable space below, if the Management Services Offeror has no parent company, its own employer's identification number (Federal social security number used on employer's quarterly federal tax return, U.S. Treasury Department Form
     941), or, if the Subcontractor has a parent company, the employer's identification number of the parent company.

     Management Services Subcontractor
     Employer Identification No. ____________________________________________

     Parent Company's
     Employer Identification No. ____________________________________________

                                                                  Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (1): SAMPLE LETTER OF INTENT             CONTRACT/RFP NO. YH04-0001

ATTACHMENT D (1): SAMPLE LETTER OF INTENT

The following information is provided as early notification for Offerors' benefit. However, complete instructions regarding this Letter of Intent will be provided when the RFP is released. Do not send completed Letter of Intent to AHCCCSA at this time. Only instructions included in the RFP are considered official.

LETTER OF INTENT INSTRUCTIONS

The following is the mandated format for the Arizona Health Care Cost Containment System, Contract Year Ending 2004, Letter of Intent (LOI). It is to be used to show a provider's intention to enter into a contract with an Offeror. No alterations or changes are permitted, except for shaded areas, which identify the Offeror. The completed LOI or an executed contract will be acceptable evidence of an Offeror's proposed network. For purposes of the RFP, no scoring distinction will be made between an LOI and executed contracts.

If a provider has multiple sites that offer identical services, only one LOI should be signed, with additional service site information (items 1 to 6) attached to the LOI. If services differ between sites, a separate LOI must be obtained for each service site.

If a representative signs an LOI on behalf of a provider, evidence of authority for the representative must be available upon request.

                                                                  Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (1): SAMPLE LETTER OF INTENT             CONTRACT/RFP NO. YH04-0001

[OFFEROR'S LOGO]

PLEASE DO NOT SIGN THIS LETTER OF INTENT UNLESS YOU SERIOUSLY INTEND TO ENTER INTO NEGOTIATIONS WITH THE HEALTH PLAN MENTIONED BELOW.

NO ALTERATIONS OR CHANGES ARE PERMITTED, EXCEPT FOR SHADED AREAS WHICH IDENTIFY THE OFFEROR. THIS LETTER IS SUBJECT TO VERIFICATION BY THE ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION (AHCCCSA).

THE PROVIDER SIGNING BELOW IS WILLING TO ENTER INTO CONTRACT NEGOTIATIONS WITH (OFFEROR'S NAME), FOR PROVISION OF COVERED SERVICES TO AHCCCS MEMBERS ENROLLED WITH (OFFEROR'S NAME). THIS PROVIDER INTENDS TO SIGN A CONTRACT WITH (OFFEROR'S
NAME) IF (OFFEROR'S NAME) IS AWARDED AN AHCCCS CONTRACT BEGINNING OCTOBER 1, 2003 IN THE PROVIDER'S SERVICE AREA AND AN ACCEPTABLE AGREEMENT CAN BE REACHED BETWEEN THE PROVIDER AND (OFFEROR'S NAME). SIGNING THIS LETTER OF INTENT DOES NOT OBLIGATE THE PROVIDER TO SIGN A CONTRACT WITH (OFFEROR'S NAME) HOWEVER, PLEASE DO NOT SIGN THIS LETTER OF INTENT UNLESS YOU SERIOUSLY INTEND TO ENTER INTO NEGOTIATIONS WITH THE ABOVE MENTIONED HEALTH PLAN.

THE FOLLOWING INFORMATION IS FURNISHED BY THE PROVIDER:

1.     AHCCCS PROVIDER IDENTIFICATION NUMBER___________________________________

2.     PROVIDER'S PRINTED NAME__________________\_______________________________

3.     ADDRESS (WHERE SERVICES WILL BE PROVIDED)________________________________

_____________________________________________________ZIP CODE___________________

4.     COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ________

__ PLEASE CHECK HERE IF ADDITIONAL SERVICE SITE INFORMATION IS ATTACHED TO THE LETTER OF INTENT

7.     CHECK ALL THAT APPLY

___ A. PRIMARY CARE PHYSICIAN        ___ FAMILY PRACTICE     SERVICES ___ EPSDT
                                     ___ GENERAL PRACTICE             ___ OB
                                     ___ PEDIATRICS
                                     ___ INTERNAL MEDICINE

___ B. PRIMARY CARE NURSE PRACTITIONER
                            ___ FAMILY PRACTICE              SERVICES: ___ EPSDT
                            ___ ADULT                                  ___ OB
                            ___ PEDIATRICS
                            ___ MIDWIFE

___ C. PRIMARY CARE PHYSICIAN'S ASSISTANT                    SERVICES: ___ EPSDT
                                                                       ___ OB

___ D. PHYSICIAN - SPECIALIST - (SPECIFY)_______________________________________
___ E. HOSPITAL

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (1): SAMPLE LETTER OF INTENT             CONTRACT/RFP NO. YH04-0001

___ F.  URGENT CARE FACILITY
___ G.  PHARMACY
___ H.  LABORATORY
___ I.  MEDICAL IMAGING
___ J.  MEDICALLY NECESSARY TRANSPORTATION
___ K.  NURSING FACILITY
___ L.  DENTIST
___ M. THERAPY (SPECIFY PHYSICAL THERAPY, OCCUPATIONAL THERAPY, SPEECH, RESPIRATORY)____________

___ N.  BEHAVIORAL HEALTH PROVIDER (SPECIFY)____________________________________
___ O.  DURABLE MEDICAL EQUIPMENT
___ P.  HOME HEALTH AGENCY
___ Q.  OTHER (PLEASE SPECIFY)__________________________________________________

8.     LANGUAGES SPOKEN BY THE PROVIDER (OTHER THAN ENGLISH)____________________
________________________________________________________________________________

9.     NAME OF HOSPITAL(S) WHERE PHYSICIAN HAS ADMITTING PRIVILEGES ____________

________________________________________________________________________________

________________________________________________________________________________

NOTICE TO PROVIDERS: THIS LETTER OF INTENT WILL BE USED BY AHCCCSA IN ITS BID EVALUATION AND CONTRACT AWARD PROCESS. YOU SHOULD ONLY SIGN THIS LETTER OF INTENT IF YOU INTEND TO ENTER INTO CONTRACT NEGOTIATIONS WITH (OFFEROR'S NAME) SHOULD THEY RECEIVE A CONTRACT AWARD. IF YOU ARE SIGNING ON BEHALF OF A PHYSICIAN, PLEASE PROVIDE EVIDENCE OF YOUR AUTHORITY TO DO SO.

DO NOT RETURN COMPLETED LETTER OF INTENT TO AHCCCSA. COMPLETED LETTER OF INTENT NEEDS TO BE RETURNED TO (OFFEROR'S NAME).

10.    PROVIDER'S SIGNATURE____________________________________ DATE ___________

11.    PRINTED NAME OF SIGNER__________________________________TITLE ___________

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (1): SAMPLE LETTER OF INTENT             CONTRACT/RFP NO. YH04-0001

[OFFEROR'S LOGO]

ADDITIONAL SERVICE SITES

1.     AHCCCS PROVIDER IDENTIFICATION NUMBER____________________________________

2.     PROVIDER'S PRINTED NAME__________________________________________________

3.     ADDRESS (WHERE SERVICES WILL BE PROVIDED)________________________________
 _____________________________________________________ZIP CODE__________________

4.     COUNTY____________________   5.  TELEPHONE________________  6. FAX ______

3.     ADDRESS (WHERE SERVICES WILL BE PROVIDED)________________________________

_____________________________________________________ZIP CODE___________________

4.     COUNTY____________________   5.  TELEPHONE_______________   6. FAX ______

3.     ADDRESS (WHERE SERVICES WILL BE PROVIDED)________________________________
_____________________________________________________ZIP CODE___________________

4.     COUNTY____________________   5.  TELEPHONE_______________   6. FAX ______

3.     ADDRESS (WHERE SERVICES WILL BE PROVIDED)________________________________
_____________________________________________________ZIP CODE___________________

4.     COUNTY____________________   5.  TELEPHONE_______________   6. FAX ______

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

ATTACHMENT D (2): NETWORK SUBMISSION REQUIREMENTS

The entire provider network must be submitted on a 3.5" floppy disk in a .dbf format. The disk must be clearly labeled with the Offeror's name and the number of records contained on the disk. The disk must be accompanied by the Provider Network Submission Form found on the last page of this attachment.

The Offeror should note that while the layout and fields for this submission are similar to those of the quarterly Provider Affiliation Transmission, there are differences in the information and fields which are required.

The Offeror's provider network must be submitted to AHCCCSA using the layout and specifications found in this attachment.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

DEFINITION OF TERMS

-    City                              The city where the provider performs
                                       services.

-    County Code                       An AHCCCSA assigned code that
                                       identifies a particular county within
                                       Arizona or identifies a location as
                                       out-of-state.

-    EPSDT Indicator                   Indicates whether or not the
                                       provider performs early and periodic
                                       screening, diagnosis and treatment
                                       services.

-    Language Spoken Code              A code associated with a specific
                                       language, other than English, used by the provider.

-    OB Indicator                      Indicates whether or not the provider
                                       delivers obstetric services.

-    PCP Indicator                     Indicates whether or not the provider is
                                       available as a primary care provider to
                                       the general membership.

-    Provider Type Code                An AHCCCSA assigned code that identifies
                                       services that may be rendered by the
                                       provider. For example, 07 (Dentist), 08
                                       (Allopathic Physician - MD), 10
                                       (Podiatrist), 19 (Registered Nurse
                                       Practitioner), and 31 (Osteopathic
                                       Physician - DO).

-    Service Provider ID               An AHCCCSA assigned number identifying
                                       the provider.

-    Service Provider Name             The name of the service provider.

-    Specialty Code                    AHCCCSA assigned codes that are subsets
                                       of the Provider Type Codes.

-    Service Street Address            The physical street address where the
                                       provider performs services. PO BOXES MUST
                                       NOT BE USED. If a street address does not exist, you may use a physical description/location as long as it would serve to direct members to where care is provided. Providers who are Hospitalists should use the hospital address as their service street address.

-    Service City                      The city that coincides with the Service
                                       Street Address.

-    Service ZIP Code                  The ZIP code that coincides with the
                                       Service Street Address and Service City.

-    Provider Contract Status          An AHCCCSA assigned number identifying
                                       the provider's contract status.

-    Total Record Count                The total number of records submitted by
                                       the Offeror.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                       CONTRACT/RFP NO. YH04-0001

RULES AND ASSUMPTIONS

- Service Provider ID is required and must be a valid registered AHCCCSA provider. Submit ID numbers for individuals, as opposed to group provider IDs.

-    All text should be in upper case.

- A Service Provider with multiple service sites requires a separate record for each service site.

- Service Provider Name is required. Providers which are entities should be identified by the entity name followed by any individual identifier (i.e. AAA Pharmacy #111). Providers which are persons should be identified by last name, a forward slash, first name, a space, middle initial followed by a period if applicable (i.e. Smith/John A.).

- Service Street Address is required. To provide a uniform method to abbreviate an address, use the street abbreviations found in the Service Street Address table. Secondary unit abbreviations used in the Service Street Address must be taken from the Secondary Unit Abbreviation Table.

-    Service City is required.

-    Service ZIP Code is required and should be submitted as a 5 digit code.

- All of the following yes/no indicators must contain a valid 'Y' or 'N' value.

          -    PCP Indicator

          -    EPSDT Indicator

          -    OB Indicator

- Language Spoken Codes must be valid as defined by the Language Spoken Code table (maximum of two language codes are permitted). If no other languages than English are spoken the field should be left blank.

- Specialty Codes must be valid as defined by the Specialty Code table (a maximum of five Specialty Codes are permitted). Specialty Codes are required for the following provider types:

          -    07 Dentist

          -    08 Allopathic Physician (MD)

          -    19 Registered Nurse Practitioner

          -    31 Osteopathic Physician (DO)

     Specialty Codes are not required for provider types other than those listed above. In cases where Specialty Codes are not required, the field may be left blank. In cases where more fields exist than are necessary for a particular provider, the remaining, unnecessary fields should be left blank.

- Provider Contract Status must be valid as defined by the Provider Contract Status Codes table.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

FILE SPECIFICATIONS

FILE DETAIL

---------------------------------------------------------------------------------------------------------------------------
FIELD                                           LENGTH
NAME           FIELD DESCRIPTION               OF FIELD         DEMAND                   REQUIRED INFORMATION
---------------------------------------------------------------------------------------------------------------------------
A            SERVICE PROVIDER ID            6 Characters     Required     An active provider
---------------------------------------------------------------------------------------------------------------------------
B            SERVICE PROVIDER NAME          25 Characters    Required     Name of active provider
---------------------------------------------------------------------------------------------------------------------------
C            SERVICE STREET ADDRESS         25 Characters    Required     See lists of valid abbreviations in this document
---------------------------------------------------------------------------------------------------------------------------
D            SERVICE CITY                   25 Characters    Required     Name of city where services are performed
---------------------------------------------------------------------------------------------------------------------------
E            SERVICE ZIP CODE               5 Characters     Required     5 digit number
---------------------------------------------------------------------------------------------------------------------------
F            COUNTY CODE                    2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
G            PCP INDICATOR                  1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
H            OB INDICATOR                   1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
I            EPSDT INDICATOR                1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
J            LANGUAGE CODE 1                2 Characters     Optional     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
K            LANGUAGE CODE 2                2 Characters     Optional     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
L            PROVIDER TYPE CODE             2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
M            SPECIALTY CODE 1               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
N            SPECIALTY CODE 2               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
O            SPECIALTY CODE 3               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
P            SPECIALTY CODE 4               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
Q            SPECIALTY CODE 5               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
R            PROVIDER CONTRACT STATUS       2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

FILE SAMPLE

------------------------------------------------------------------------------------------------------------------------------------
   A             B                 C            D          E       F    G     H    I    J     K     L    M    N    O    P    Q   R
------------------------------------------------------------------------------------------------------------------------------------
010101  AAA PHARMACY #111  222 WEST MAIN ST  PHOENIX     85000     13   N     N    N                03                           01
------------------------------------------------------------------------------------------------------------------------------------
020202  SMITH/JOHN A.      111 EAST CENTER   TUCSON      85000     19   Y     N    Y    01          08   150  156                02
------------------------------------------------------------------------------------------------------------------------------------
121212  DOE/JANE           333 NORTH OAK     FLAGSTAFF   85000     05   Y     Y    Y    01    15    31   089                     01
------------------------------------------------------------------------------------------------------------------------------------

SOME FIELD LENGTHS IN FILE SAMPLE ARE NOT REPRESENTATIONAL OF REQUIREMENTS.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

SERVICE STREET ABBREVIATIONS

--------------------------------------------------------------
PRIMARY NAME                             APPROVED ABBREVIATION
--------------------------------------------------------------
Avenue                                   AVE
--------------------------------------------------------------
Boulevard                                BLVD
--------------------------------------------------------------
Center                                   CTR
--------------------------------------------------------------
Circle                                   CIR
--------------------------------------------------------------
Court                                    CT
--------------------------------------------------------------
Drive                                    DR
--------------------------------------------------------------
Expressway                               EXPY
--------------------------------------------------------------
Freeway                                  FWY
--------------------------------------------------------------
Highway                                  HWY
--------------------------------------------------------------
Junction                                 JCT
--------------------------------------------------------------
Lane                                     LN
--------------------------------------------------------------
Parkway                                  PKWY
--------------------------------------------------------------
Place                                    PL
--------------------------------------------------------------
Road                                     RD
--------------------------------------------------------------
Roadway                                  RDWY
--------------------------------------------------------------
Route                                    RT
--------------------------------------------------------------
Square                                   SQ
--------------------------------------------------------------
Station                                  STA
--------------------------------------------------------------
Street                                   ST
--------------------------------------------------------------
Terrace                                  TER
--------------------------------------------------------------
Trail                                    TRL
--------------------------------------------------------------

SECONDARY UNIT ABBREVIATIONS

--------------------------------------------------------------
DESCRIPTION                              APPROVED ABBREVIATION
--------------------------------------------------------------
Administration                           ADMN
--------------------------------------------------------------
Annex                                    ANX
--------------------------------------------------------------
Apartment                                APT
--------------------------------------------------------------
Branch                                   BR
--------------------------------------------------------------
Building                                 BLDG
--------------------------------------------------------------
Company                                  CO
--------------------------------------------------------------
Convalescent                             CONVAL
--------------------------------------------------------------
Department                               DEPT
--------------------------------------------------------------
Division                                 DIV
--------------------------------------------------------------
Floor                                    FL
--------------------------------------------------------------
Hospice                                  HSPC
--------------------------------------------------------------
Hospital                                 HOSP
--------------------------------------------------------------
Laboratory                               LAB
--------------------------------------------------------------
Lobby                                    LBBY
--------------------------------------------------------------
Office                                   OFC
--------------------------------------------------------------
Room                                     RM
--------------------------------------------------------------
Space                                    SPC
--------------------------------------------------------------
Suite                                    STE
--------------------------------------------------------------
Trailer                                  TRLR
--------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

C O U N T Y   C O D E S

----------------------
CODE      DESCRIPTION
----------------------
 01       APACHE
----------------------
 03       COCHISE
----------------------
 05       COCONINO
----------------------
 07       GILA
----------------------
 09       GRAHAM
----------------------
 11       GREENLEE
----------------------
 13       MARICOPA
----------------------
 15       MOHAVE
----------------------
 17       NAVAJO
----------------------
 19       PIMA
----------------------
 21       PINAL
----------------------
 23       SANTA CRUZ
----------------------
 25       YAVAPAI
----------------------
 27       YUMA
----------------------
 29       LA PAZ
----------------------
 99       OUT-OF-STATE
----------------------

LANGUAGE SPOKEN CODES

-------------------------------------------------------
CODE            DESCRIPTION              AREA OF ORIGIN
-------------------------------------------------------
 01       SPANISH
-------------------------------------------------------
 02       ALBANIAN
-------------------------------------------------------
 03       AMERICAN SIGN LANGUAGE
-------------------------------------------------------
 04       APACHE
-------------------------------------------------------
 05       ARABIC
-------------------------------------------------------
 06       ARMENIAN
-------------------------------------------------------
 07       BOSNIAN
-------------------------------------------------------
 08       CHINESE
-------------------------------------------------------
 09       CROATIAN
-------------------------------------------------------
 10       CZECH
-------------------------------------------------------
 11       DANISH
-------------------------------------------------------
 12       DUTCH
-------------------------------------------------------
 13       EDO                            NIGERIA
-------------------------------------------------------
 14       FINNISH
-------------------------------------------------------
 15       FRENCH
-------------------------------------------------------
 16       GERMAN
-------------------------------------------------------
 17       GREEK
-------------------------------------------------------
 18       GUJARATI                       INDIA
-------------------------------------------------------
 19       HEBREW
-------------------------------------------------------
 20       HINDI, INDIAN, EAST INDIAN
-------------------------------------------------------
 21       HOPI
-------------------------------------------------------
 22       IRANIAN, PERSIAN, FARSI
-------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

LANGUAGE SPOKEN CODES (CONT'D)

------------------------------------------------------------------------------
CODE         DESCRIPTION                            AREA OF ORIGIN
------------------------------------------------------------------------------
 23       ITALIAN
------------------------------------------------------------------------------
 24       JAPANESE
------------------------------------------------------------------------------
 25       KANNADA                        INDIA
------------------------------------------------------------------------------
 26       KOREAN
------------------------------------------------------------------------------
 27       MARATHI                        AFGHANISTAN, BANGLADESH, INDIA, IRAN,
                                         NEPAL, PAKISTAN, AND SRI LANKA
------------------------------------------------------------------------------
 28       NAVAJO
------------------------------------------------------------------------------
 29       NIGERIAN
------------------------------------------------------------------------------
 30       NORWEGIAN
------------------------------------------------------------------------------
 31       IGBO                           NIGERIA
------------------------------------------------------------------------------
 32       POLISH
------------------------------------------------------------------------------
 33       PORTUGUESE
------------------------------------------------------------------------------
 34       PUNJABI                        PAKISTAN
------------------------------------------------------------------------------
 35       ROMANIAN
------------------------------------------------------------------------------
 36       RUSSIAN
------------------------------------------------------------------------------
 37       SERBIAN
------------------------------------------------------------------------------
 38       SINGHALESE                     SRI LANKA
------------------------------------------------------------------------------
 39       SWEDISH
------------------------------------------------------------------------------
 40       TAGALOG (FILIPINO)
------------------------------------------------------------------------------
 41       TAIWANESE
------------------------------------------------------------------------------
 42       TAMIL                          INDIA
------------------------------------------------------------------------------
 43       THAI, SIAMESE
------------------------------------------------------------------------------
 44       TOHONO O'ODHAM
------------------------------------------------------------------------------
 45       UKRANIAN
------------------------------------------------------------------------------
 46       URDU, PAKISTANI
------------------------------------------------------------------------------
 47       VIETNAMESE
------------------------------------------------------------------------------
 48       YAQUI
------------------------------------------------------------------------------
 49       YORUBA                         WESTERN AFRICA
------------------------------------------------------------------------------
 99       OTHER
------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

PROVIDER TYPE CODES

-------------------------------------------------
CODE                     DESCRIPTION
-------------------------------------------------
 02        HOSPITAL
-------------------------------------------------
 03        PHARMACY
-------------------------------------------------
 04        LABORATORY
-------------------------------------------------
 05        URGENT CARE CENTER
-------------------------------------------------
 07        DENTIST
-------------------------------------------------
 08        MD-PHYSICIAN ALLOPATH
-------------------------------------------------
 09        CERTIFIED NURSE-MIDWIFE
-------------------------------------------------
 12        CERTIFIED REGISTERED NURSE ANESTHETIST
-------------------------------------------------
 16        CHIROPRACTOR
-------------------------------------------------
 18        PHYSICIAN'S ASSISTANT
-------------------------------------------------
 19        REGISTERED NURSE PRACTITIONER
-------------------------------------------------
 22        NURSING HOME
-------------------------------------------------
 23        HOME HEALTH AGENCY
-------------------------------------------------
 28        NON-EMERGENCY TRANSPORTATION PROVIDERS
-------------------------------------------------
 30        DME SUPPLIER
-------------------------------------------------
 31        DO-PHYSICIAN OSTEOPATH
-------------------------------------------------
 35        HOSPICE
-------------------------------------------------
 41        DIALYSIS CLINIC
-------------------------------------------------
 48        NUTRITIONIST
-------------------------------------------------
 62        AUDIOLOGIST
-------------------------------------------------
 65        HOSPITAL OUTPATIENT SURGERY CENTER
-------------------------------------------------
 69        OPTOMETRIST
-------------------------------------------------
 84        LICENSED MIDWIFE
-------------------------------------------------
 99        OTHER
-------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

SPECIALTY CODES

----------------------------------------
CODE               DESCRIPTION
----------------------------------------
010      ALLERGIST/IMMUNOLOGIST
----------------------------------------
011      ALLERGIST
----------------------------------------
012      IMMUNOLOGIST
----------------------------------------
020      ANESTHESIOLOGIST
----------------------------------------
030      SURGERY-COLON/RECTAL
----------------------------------------
040      DERMATOLOGIST
----------------------------------------
050      FAMILY PRACTICE
----------------------------------------
055      GENERAL PRACTICE
----------------------------------------
060      INTERNAL MEDICINE
----------------------------------------
062      CARDIOVASCULAR MEDICINE
----------------------------------------
063      ENDOCRINOLOGIST
----------------------------------------
064      GASTROENTEROLOGIST
----------------------------------------
065      HEMATOLOGIST
----------------------------------------
066      INFECTIOUS DISEASES
----------------------------------------
067      NEPHROLOGIST
----------------------------------------
068      PULMONARY DISEASES
----------------------------------------
069      RHEUMATOLOGIST
----------------------------------------
070      SURGERY-NEUROLOGY
----------------------------------------
075      NEUROLOGIST
----------------------------------------
076      PEDIATRIC NEUROLOGIST
----------------------------------------
080      NUCLEAR MEDICINE
----------------------------------------
082      GERONTOLOGIST
----------------------------------------
083      PSYCHOLOGIST
----------------------------------------
084      RN FAMILY NURSE PRACTITIONER
----------------------------------------
085      RN SCHOOL NURSE PRACTITIONER
----------------------------------------
086      RN PEDIATRIC NURSE ASSOCIATE
----------------------------------------
087      RN PEDIATRIC NURSE PRACTITIONER
----------------------------------------
088      RN GERIATRIC NURSE PRACTITIONER
----------------------------------------
089      OBSTETRICIAN AND GYNECOLOGIST
----------------------------------------
090      GYNECOLOGIST
----------------------------------------
091      OBSTETRICIAN
----------------------------------------
092      MATERNAL AND FETAL MEDICINE
----------------------------------------
093      REPRODUCTIVE ENDOCRINOLOGIST
----------------------------------------
094      RN MIDWIFE
----------------------------------------
095      WOMEN'S HC/OB-GYN NP
----------------------------------------
096      NEONATAL NURSE PRACTITIONER
----------------------------------------
097      RN ADULT NURSE PRACTITIONER
----------------------------------------
100      OPHTHALMOLOGIST
----------------------------------------
110      SURGERY-ORTHOPEDIC
----------------------------------------
120      OTOLARYNGOLOGIST
----------------------------------------
122      LARYNGOLOGIST
----------------------------------------
124      OTOLOGIST
----------------------------------------
125      RHINOLOGIST
----------------------------------------
150      PEDIATRICIAN
----------------------------------------
151      PEDIATRIC CARDIOLOGIST
----------------------------------------
152      PEDIATRIC HEMATOLOGIST
----------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

SPECIALTY CODES (CONT'D)

--------------------------------------------------
CODE                    DESCRIPTION
--------------------------------------------------
153      SURGERY-PEDIATRIC
--------------------------------------------------
154      PEDIATRIC NEPHROLOGIST
--------------------------------------------------
155      PEDIATRIC NEONATAL/PERINATAL
--------------------------------------------------
156      PEDIATRIC ENDOCRINOLOGIST
--------------------------------------------------
157      PEDIATRIC ALLERGIST
--------------------------------------------------
158      RADIOLOGY PEDIATRIC
--------------------------------------------------
159      PEDIATRIC PULMONARY
--------------------------------------------------
160      PHYSICAL MEDICINE/REHABILITATION
--------------------------------------------------
161      OSTEOPATHIC MANIPULATIVE THERAPY
--------------------------------------------------
165      THERAPIST-SPEECH
--------------------------------------------------
166      THERAPIST-OCCUPATIONAL
--------------------------------------------------
167      THERAPIST-PHYSICAL
--------------------------------------------------
170      SURGERY-PLASTIC
--------------------------------------------------
171      SURGERY-PLASTIC, OTOLARYNGOLOGICAL FACIAL
--------------------------------------------------
175      ACUPUNCTURIST
--------------------------------------------------
176      ADOLESCENT MEDICINE
--------------------------------------------------
181      SURGERY-OBSTETRICAL
--------------------------------------------------
182      PREVENTIVE MEDICINE
--------------------------------------------------
183      OCCUPATIONAL MEDICINE
--------------------------------------------------
187      NUTRITIONIST
--------------------------------------------------
188      PHARMACOLOGIST
--------------------------------------------------
191      PEDIATRIC-PSYCHIATRIST
--------------------------------------------------
192      PSYCHIATRIST
--------------------------------------------------
195      PSYCHIATRIST AND NEUROLOGIST
--------------------------------------------------
200      RADIOLOGY
--------------------------------------------------
201      RADIOLOGY-DIAGNOSTIC
--------------------------------------------------
205      RADIOLOGY-THERAPEUTIC
--------------------------------------------------
210      SURGERY
--------------------------------------------------
211      SURGERY-ABDOMINAL
--------------------------------------------------
212      SURGERY-CARDIOVASCULAR
--------------------------------------------------
213      SURGERY-HAND
--------------------------------------------------
214      SURGERY-HEAD AND NECK
--------------------------------------------------
215      SURGERY-MAXILLOFACIAL
--------------------------------------------------
216      SURGERY-TRAUMA
--------------------------------------------------
217      SURGERY-UROLOGICAL
--------------------------------------------------
218      SURGERY-VASCULAR
--------------------------------------------------
219      SURGERY-GYNECOLOGICAL
--------------------------------------------------
220      SURGERY-THORACIC
--------------------------------------------------
230      UROLOGIST
--------------------------------------------------
241      ONCOLOGIST
--------------------------------------------------
250      EMERGENCY MEDICINE
--------------------------------------------------
251      CRITICAL CARE MEDICINE
--------------------------------------------------
441      SURGERY-OPHTHALMOLOGICAL
--------------------------------------------------
484      SURGERY-PODIATRIST
--------------------------------------------------
490      IMMUNOHEMATOLOGY
--------------------------------------------------
503      PHYSIOLOGICAL TESTING
--------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

SPECIALTY CODES (CONT'D)

--------------------------------------
CODE               DESCRIPTION
--------------------------------------
600      OPTOMETRIST
--------------------------------------
650      PODIATRIST
--------------------------------------
714      EYE (LOW VISION SPECIALIST)
--------------------------------------
798      PHYSICIAN ASSISTANT
--------------------------------------
800      DENTIST-GENERAL
--------------------------------------
801      DENTIST-ORTHODONTURE
--------------------------------------
802      DENTIST-ENDODONTIST
--------------------------------------
803      DENTIST-ORAL PATHOLOGIST
--------------------------------------
804      DENTIST-PEDODONTIST
--------------------------------------
805      DENTIST-PROSTHODONTIST
--------------------------------------
806      DENTIST-PERIODONTIST
--------------------------------------
808      DENTIST-ORAL SURGEON
--------------------------------------
809      DENTIST-ANESTHESIOLOGIST
--------------------------------------
900      PROCEDURES-ANY CERTIFIED LAB
--------------------------------------
901      EMERGENCY ROOM PHYSICIANS
--------------------------------------
925      AUDIOLOGIST
--------------------------------------
927      CARDIOLOGIST
--------------------------------------
935      OTORHINOLARYNGOLOGIST (ENT)
--------------------------------------
943      PEDIATRIC ORTHOPEDIST
--------------------------------------
950      ORTHOPEDIST
--------------------------------------
958      GYNECOLOGICAL ONCOLOGY
--------------------------------------
963      PEDIATRIC HEMATOLOGY-ONCOLOGY
--------------------------------------
999      OTHER
--------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

PROVIDER CONTRACT STATUS CODES

-------------------------------------------------------------
CODE                    PROVIDER CONTRACT STATUS
-------------------------------------------------------------
 01        PROVIDER CURRENTLY CONTRACTED WITH OFFEROR
-------------------------------------------------------------
 02        PROVIDER HAS SIGNED LETTER OF INTENT WITH OFFEROR
-------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT D (2): NETWORK SUBMISSION
                  REQUIREMENTS                        CONTRACT/RFP NO. YH04-0001

                  PROVIDER NETWORK SUBMISSION FORM

OFFEROR NAME  _________________________________________

TOTAL RECORD COUNT  ________________________

THIS SUBMISSION INCLUDES A NETWORK FOR THE FOLLOWING GSA(s)

---------------------------
              Yes      No
---------------------------
GSA 2
---------------------------
GSA 4
---------------------------
GSA 6
---------------------------
GSA 8
---------------------------
GSA 10
---------------------------
GSA 12
---------------------------
GSA 14
---------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT E: INSTRUCTIONS FOR PREPARING               CONTRACT/RFP NO. YH8-0001
              CAPITATION PROPOSAL

ATTACHMENT E: INSTRUCTIONS FOR PREPARING CAPITATION PROPOSAL

All capitation rate bid proposals (including and best and final offers, if applicable) must be submitted to AHCCCSA via the AHCCCS Web Based Capitation Rate Proposal application. A Capitation Rate Calculation Sheet (CRCS) must be completed for every risk group in each Geographic Service Area (GSA) in which the Offeror bids.

The Offeror must also use the Web application to print and submit Section B, Capitation Rates, of the Request for Proposal (RFP). In the event that the Web application bid submission differs from the bid submission included with Section B of the RFP, the bid submitted via the Web application will prevail. The first page of Section B should be the certification that the capitation rates are actuarially sound by an actuary who is a member of the American Academy of Actuaries.

The Web application will present the CRCS bid screens by:

       a.    Pharmacy expenditures included and without pharmacy expenditures

       b.    Geographic Service Area (GSA), and

       c.    Risk Group

The following is a list of the seven GSAs and the fifteen counties associated to each GSA that will be effective 10/1/03.

----------------------------------------------
GSA               County or Counties
----------------------------------------------
2         Yuma, La Paz
----------------------------------------------
4         Apache, Coconino, Mohave, and Navajo
----------------------------------------------
6         Yavapai
----------------------------------------------
8         Gila, Pinal
----------------------------------------------
10        Pima, Santa Cruz
----------------------------------------------
12        Maricopa
----------------------------------------------
14        Graham, Greenlee, Cochise
----------------------------------------------

The following is a listing of the nine risk groups for which capitation rates need to be bid. All nine risk groups apply to each GSA.

1.    TANF <1

2.    TANF 1-13

3.    TANF 14-44 Female

4.    TANF 14-44 Male

5.    TANF 45+

6.    SSI with Medicare

7.    SSI without Medicare

8.    SOBRA Family Planning

9.    Delivery Supplemental Payment

Note: 1931s, KidsCare, SOBRA Children, SOBRA Mothers, and Breast and Cervical Cancer Treatment Program populations are included in TANF risk groups. See the Data Supplement for the roll up of rate codes in the nine risk groups.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT E: INSTRUCTIONS FOR PREPARING              CONTRACT/RFP NO. YH8-0001
              CAPITATION PROPOSAL

Detailed instructions for the Web application will be included within the Web application at the time it becomes available. Instructions will also be made available via a solicitation amendment. These instructions will include general guidelines for the usage of the Web application as well as the following items:

     -    Process to receive a unique ID and password for the Web application

     -    Application software requirements

     -    Customer technical support desk phone number

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS            CONTRACT/RFP NO. YH04-0001

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS

The following table is a summary of the periodic reporting requirements for AHCCCS acute care contractors and is subject to change at any time during the term of the contract. The table is presented for convenience only and should not be construed to limit the Contractor's responsibilities in any manner. "Reporting Guide" refers to the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System.

--------------------------------------------------------------------------------------------------------------------
                                                                                                         AHCCCS
           REPORT                               WHEN DUE                SOURCE/REFERENCE                 CONTACT:
--------------------------------------------------------------------------------------------------------------------
Monthly Financial                      30 days after the end of    Reporting Guide                   Financial
Reporting Package                      the month, as applicable                                      Manager
--------------------------------------------------------------------------------------------------------------------
Quarterly Financial                    60 days after the end of    Reporting Guide                   Financial
Reporting Package                      each quarter                                                  Manager
--------------------------------------------------------------------------------------------------------------------
Draft Annual Financial                 90 days after the end of    Reporting Guide                   Financial
Reporting Package                      each fiscal year                                              Manager
--------------------------------------------------------------------------------------------------------------------
Final Annual Financial                 120 days after the end of   Reporting Guide                   Financial
Reporting Package                      each fiscal year                                              Manager
--------------------------------------------------------------------------------------------------------------------
Management Services                    120 days after the end of   Reporting Guide                   Financial
Subcontractor Audit Report             the subcontractor's fiscal                                    Manager
(if services > $50,000)                year
--------------------------------------------------------------------------------------------------------------------
Physician Incentive Plan               To be determined            RFP Section D, Paragraph 42       Financial
(PIP) reporting                                                                                      Manager
--------------------------------------------------------------------------------------------------------------------
Provider Affiliation                   15 days after the end of    PMMIS Provider-to-Health          OMC, Health
Transmission                           each quarter                Plan FTP submission and           Plan Operations
                                                                   processing
--------------------------------------------------------------------------------------------------------------------
Corrected Pended                       Monthly, according to       Encounter Manual                  Encounter
Encounter Data                         established schedule                                          Administrator
--------------------------------------------------------------------------------------------------------------------
New Day Encounter                      Monthly, according to       Encounter Manual                  Encounter
                                       established schedule                                          Administrator
--------------------------------------------------------------------------------------------------------------------
Medical Records for Data               90 days after the request   RFP Attachment I, Encounter       Encounter
Validation                             received from               Submission Requirements           Administrator
                                       AHCCCSA
--------------------------------------------------------------------------------------------------------------------
Quarterly Grievance and                45 days after the end of    RFP Section D, Paragraph 26       Office of Legal
Appeals Report                         each quarter                                                  Assistance
--------------------------------------------------------------------------------------------------------------------
Comprehensive EPSDT                    Annually on December        RFP Section D, Paragraph 24       OMM/CQM
Plan including Dental                  15th
--------------------------------------------------------------------------------------------------------------------
EPSDT Progress Report                  15 days after the end of    AMPM, Chapter 400                 OMM/CQM
including Dental - Quarterly           each quarter
Update
--------------------------------------------------------------------------------------------------------------------
Quarterly Inpatient Hospital           15 days after the end of    State Medicaid Manual and         OMM CSM
Showing                                each quarter                the AMPM, Chapter 1000
--------------------------------------------------------------------------------------------------------------------
Quality Management                     Annually on December        AMPM, Chapter 900                 OMM/CQM
Utilization Management                 15th
Plan and Evaluation
--------------------------------------------------------------------------------------------------------------------
Monthly Pregnancy                      End of the month            AMPM, Chapter 400                 OMM/CQM
Termination Report                     following the pregnancy
                                       termination
--------------------------------------------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS            CONTRACT/RFP NO. YH04-0001

-------------------------------------------------------------------------------------------------------------------------
Maternity Care Plan                      Annually on December         AMPM, Chapter 400                 OMM/CQM
                                         15th
-------------------------------------------------------------------------------------------------------------------------
Semi-annual report of                    30 days after the end of     AMPM, Chapter 400                 OMM/CQM
number of pregnant women                 the 2nd and 4th quarter
who are HIV/AIDS positive                of each contract year
-------------------------------------------------------------------------------------------------------------------------
Provider Network                         45 days after the first day  RFP Section D, Paragraph 27       OMC, Health
Development and                          of a new contract year                                         Plan Operations
Management Plan
-------------------------------------------------------------------------------------------------------------------------
Cultural Competency Plan                 45 days after the first day  AHCCCS Cultural                   OMC, Health
                                         of a new contract year       Competency Policy                 Plan Operations
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Annually on December         AMPM, Chapter 900                 OMM/CQM
Project Proposal                         15th
(initial/baseline year of the
project)
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Annually on December         AMPM, Chapter 900                 OMM/CQM
Project Interim Report                   15th
(intervention/measurement
year(s) of the project)
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Within 180 days of the       AMPM Chapter 900                  OMM/CQM
Project Final Report                     end of the project, as
                                         defined in the project
                                         proposal approved by
                                         AHCCCS OMM
-------------------------------------------------------------------------------------------------------------------------
Provider Fraud/Abuse                     Immediately following        RFP Section D, Paragraph 62       Office of
Report                                   discovery                                                      Program Integrity
                                                                                                        Manager
-------------------------------------------------------------------------------------------------------------------------
Eligible Person                          Immediately following        RFP Section D, Paragraph 62       Office of
Fraud/Abuse Report                       discovery                                                      Program Integrity
                                                                                                        Manager
-------------------------------------------------------------------------------------------------------------------------
Non-Transplant                           Annually, within 30 days     RFP Section D, Paragraph 57       OMC
Catastrophic Reinsurance                 of the beginning of the                                        Reinsurance
covered Diseases                         contract year, enrollment                                      Manager
                                         to the plan, and when
                                         newly diagnosed.
-------------------------------------------------------------------------------------------------------------------------
Prescription Drug                        Monthly, within 45 days      AMPM                              Pharmacy
Utilization Report*                      of month end                                                   Program
                                                                                                        Administrator
-------------------------------------------------------------------------------------------------------------------------

*Applicable in the event that the prescription drug benefit remains the responsibility of the Contractor - see Paragraph 75, Pending Legislation / Other Issues, for more information.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM               CONTRACT/RFP NO. YH04-0001

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM

Members who do not have the right to choose a Contractor or members who have the right to choose but do not exercise this right, are assigned to a Contractor through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various Contractors in a manner that is predictable and consistent with AHCCCSA goals.

The algorithm employs a data table and a formula to assign cases (a case may be a member or a household of members) to Contractors using the target percentages developed. The algorithm data table consists of all the geographic service areas
(GSA) in the state, all Contractors serving each GSA, and the target percentages by risk group within each GSA.

The Contractor farthest away from its target percentage within a GSA and risk group, the largest negative difference, is assigned the next case for that GSA. The equation used is:

                  (t/T) - P = d

t = The total members assigned to the GSA, per risk group category, for the Contractor

T = The total members assigned to the GSA, per risk group category, all Contractors combined

P = The target percentage of members per risk group for the Contractor

d = The difference

The algorithm is calculated after each assignment to give a new difference for each Contractor. When more than one Contractor has the same difference, and their differences are greater than all other Contractors, the Contractor with the lowest Health Plan I.D. Number will be assigned the case.

Assignment by the algorithm applies to:

     1. Members that are newly eligible to the AHCCCS program that did not choose a Contractor within the prescribed time limits.

     2. Members whose assigned health plan is no longer available after the member moves to a new GSA and did not choose a new Contractor within the prescribed time limits.

     3. Members whose assigned plan is no longer available at the beginning of a contract cycle that did not choose a Contractor within the prescribed time limits.

All Contractors, within a given geographic service area (GSA) and for each risk group, will have a placement in the algorithm and will receive members accordingly. A Contractor with a more favorable target percentage in the algorithm will receive proportionally more members. Conversely, a Contractor with a lower target percentage in the algorithm will receive proportionally fewer members. The algorithm favors Contractors with both lower final bids and awarded rates. The algorithm also favors those Contractors with programs that score higher based on AHCCCSA's evaluation criteria.

For Contractors in the Maricopa and Pima/Santa Cruz GSAs with fewer than 25,000 members statewide, a temporary adjustment will be made to the algorithm formula in order to ensure a minimum membership (see the discussion entitled "Adjustment Methodology for Contractors with Fewer than 25,000 Members" for more information).

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM               CONTRACT/RFP NO. YH04-0001

DEVELOPMENT OF THE TARGET PERCENTAGES

For the first year of the contract, the algorithm target percentages will be developed using the methodology described below. However, for subsequent years, AHCCCS reserves the right to change the algorithm methodology to assure assignments are made in the best interest of the AHCCCS program and the State.

A Contractor's placement in the algorithm is based upon the following three factors, which are weighted as follows:

-----------------------------------------------------------------------------------------------------
#                                           FACTOR                                          WEIGHTING
-----------------------------------------------------------------------------------------------------
1          The final capitation rate bid submitted by the Contractor. Final bids               30%
           that are below the bottom of the rate range will be assigned to the bottom of the rate range for development of the target percentages.
-----------------------------------------------------------------------------------------------------
2          The Contractor's final awarded rate from AHCCCSA.                                   30%
-----------------------------------------------------------------------------------------------------
3          The Contractor's score on the Program component of the proposal.                    40%
-----------------------------------------------------------------------------------------------------

Points will be assigned to each Contractor by risk group by GSA. Based on the rankings of the final bid rates and the final awarded rates, each Contractor will be assigned a number of points for each of these two components separately as follows:

TABLE FOR FACTORS #1 AND #2

----------------------------------------------------------------------------------------
                                2nd        3rd       4th       5th       6th       7th
NUMBER OF AWARDS    LOWEST     LOWEST     LOWEST    LOWEST    LOWEST    LOWEST    LOWEST
     IN GSA          RATE       RATE       RATE      RATE      RATE      RATE      RATE
----------------------------------------------------------------------------------------
      2               60         40
----------------------------------------------------------------------------------------
      3               44         32         24
----------------------------------------------------------------------------------------
      4               35         28         22        15
----------------------------------------------------------------------------------------
      5               30         25         20        15        10
----------------------------------------------------------------------------------------
      6               26         23         19        15        11         6
----------------------------------------------------------------------------------------
      7               25         20         17        14        11         8        5
----------------------------------------------------------------------------------------

Contractors that have equal bids in a GSA for the same risk group will be given an equal percentage of the points for all of the positions combined.

The third component of the calculation, program scores, will be assigned a number of points based on the Contractor's ranking among the scores. The higher the score, the more points assigned. For this component, points will be assigned as follows:

TABLE FOR FACTOR #3

-----------------------------------------------------------------------------------------
                             2nd        3rd         4th        5th        6th       7th
NUMBER OF     HIGHEST      HIGHEST    HIGHEST     HIGHEST    HIGHEST    HIGHEST   HIGHEST
AWARDS IN     PROGRAM      PROGRAM    PROGRAM     PROGRAM    PROGRAM    PROGRAM   PROGRAM
  GSA          SCORE        SCORE      SCORE       SCORE      SCORE      SCORE     SCORE
-----------------------------------------------------------------------------------------
   2            60            40
-----------------------------------------------------------------------------------------
   3            44            32         24
-----------------------------------------------------------------------------------------
   4            35            28         22         15
-----------------------------------------------------------------------------------------
   5            30            25         20         15         10
-----------------------------------------------------------------------------------------
   6            26            23         19         15         11          6
-----------------------------------------------------------------------------------------
   7            25            20         17         14         11          8         5
-----------------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM               CONTRACT/RFP NO. YH04-0001

Contractors that have equal program scores will be given an equal percentage of the points for all of the positions combined.

The points awarded for the three components will be combined as follows to give the target percentage for each Contractor by GSA by risk group:

(Final Bid Points (.30) + Awarded Bid Points (.30) + Program Score Points (.40) / 100 = TARGET PERCENTAGE

ADJUSTMENT METHODOLOGY FOR CONTRACTORS WITH FEWER THAN 25,000 MEMBERS

At the beginning of the new contract cycle, the auto-assignment algorithm for the Maricopa and Pima/Santa Cruz GSAs will be adjusted to favor Contractors with fewer than 25,000 members statewide. The adjusted algorithm will be utilized until a target membership of 25,000 members statewide, per Contractor, is reached.

The adjustment will be made to the final percentages developed using the methodology above. A pre-determined percentage, based on the table below, will be added to the affected Contractor(s) and subtracted evenly from the other Contractors.

--------------------------------------------------------------------------------------
                                       PERCENTAGE ADDED
                                              TO             PERCENTAGE TO BE EVENLY
NUMBER OF CONTRACTORS BELOW 25,000         TARGETED         SUBTRACTED FROM REMAINING
   STATEWIDE MINIMUM ENROLLMENT           CONTRACTORS                BIDDERS
--------------------------------------------------------------------------------------
               1                             20%                        20%
--------------------------------------------------------------------------------------
               2                             15%                        30%
--------------------------------------------------------------------------------------
               3                             10%                        30%
--------------------------------------------------------------------------------------

*In the event that there are more than three affected Contractors, AHCCCS will disclose adjustment methodology by July 1, 2003.

In the event that a Contractor only receives an award in rural GSAs, AHCCCS reserves the right to make a temporary adjustment to the auto-assignment target to favor the new Contractor until a minimum enrollment is reached.

AHCCCSA reserves the right to adjust capitation rates for potential changes to the populations risk due to the adjusted algorithm.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

ATTACHMENT H (1): ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have a written policy delineating its Grievance System which shall be in accordance with applicable Federal and State laws, regulations and policies, including, but not limited to 42 CFR Part 438 Subpart F. The Contractor shall provide the Enrollee Grievance System Policy to all providers and subcontractors at the time of contract. The Contractor shall also furnish this information to its enrollees within a reasonable time after the Contractor receives notice of the recipient's enrollment. Additionally, the Contractor shall provide written notification of any significant change in this policy at least 30 days before the intended effective date of the change.

The written information provided to enrollees describing the Grievance System including the grievance process, enrollee rights, grievance system requirements and timeframes, shall be in each prevalent non-English language occurring within the Contractor's service area and in an easily understood language and format. The Contractor shall inform enrollees that oral interpretation services are available in any language, that additional information is available in prevalent non-English languages upon request and how enrollees may obtain this information.

Written documents, including but not limited to the Contractor's Notice of Action, the Notice of Contractor's Appeal/Grievance Resolution, Notice of Contractor Extension for Resolution, and Notice of Contractor Extension of Notice of Action shall be translated in the enrollee's language if information is received by the Contractor, orally or in writing, indicating that the enrollee has a limited English proficiency. Otherwise, these documents shall be translated in the prevalent non-English language(s) or shall contain information in the prevalent non- English language(s) advising the enrollee that the information is available in the prevalent non-English language(s) and in alternative formats along with an explanation of how enrollees may obtain this information. This information must be in large, bold print appearing in a prominent location on the first page of the document.

At a minimum, the Contractor's Grievance System Standards and Policy shall specify:

     - That the Contractor shall maintain records of all grievances and appeals.

     - Information describing the grievance, appeal, and fair hearing procedures and timeframes describing the right to hearing, the method for obtaining a hearing, the rules which govern representation at the hearing, definitions of "action," "grievance," and "appeal," the right to file grievances and appeals and the requirements and timeframes for filing a grievance or appeal.

     - Information explaining that a provider acting on behalf of an enrollee and with the enrollee's written consent, may file an appeal or grievance.

     - The availability of assistance in the filing process and the Contractor's toll-free numbers that an enrollee can use to file a grievance or appeal by phone if requested by the enrollee.

     - That an enrollee shall be given no less than 20 days (and no more than 90 days) from the date of the Contractor's Notice of Action to file an appeal.

     - That the Contractor shall mail a Notice of Action: 1) at least 10 days before the date of a termination, suspension or reduction of previously authorized AHCCCS services (include exception situations, fraud, move out of state); 2) at the time of any action affecting the claim when there has been a denial of payments; 3) within 14 calendar days from receipt of a request for a standard service authorization which has been denied or reduced unless an extension is in effect; 4) within three working days from receipt of an expedited service authorization request unless an extension is in effect.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

     - That the Notice of Action must explain: 1) the action the Contractor has taken or intends to take, 2) the reasons for the action, 3) the enrollee's right to file an appeal with the Contractor, 4) the enrollee's right to request a State fair hearing if no exhaustion of the Contractor's appeal process is required, 5) the procedures for exercising these rights, 6) circumstances when expedited resolution is available and how to request it and 7) the enrollee's right to request continued benefits pending resolution of the appeal, how to request continued benefits and the circumstances under which the enrollee may be required to pay for the cost of these services.

     - That the Contractor shall permit both oral and written appeals and grievances and that oral inquiries appealing an action are treated as appeals and are confirmed in writing unless expedited resolution is requested.

     - That the Contractor shall acknowledge receipt of each grievance and appeal.

     - The definition of a standard appeal and that the Contractor shall resolve standard appeals no later than 45 days from the date of receipt of the appeal.

     - The definition of an expedited appeal and that the Contractor shall resolve all expedited appeals not later than three working days from the date the Contractor receives the appeal where the Contractor determines, or the provider in making the request on the enrollee's behalf indicates, that standard resolution timeframe could seriously jeopardize the enrollee's life or health or ability to attain, maintain or regain maximum function. The Contractor shall make reasonable efforts to provide oral notice to an enrollee regarding an expedited resolution appeal.

     - The standard and expedited resolution timeframes may be extended up to 14 calendar days if the enrollee requests the extension or if the Contractor establishes a need for additional information and that the delay is in the enrollee's interest.

     - That if the Contractor extends the timeframe for resolution of a grievance or appeal when not requested by the enrollee, the Contractor shall provide the enrollee with written notice of the reason for the delay.

     - That an enrollee may file an appeal of: 1) the denial or limited authorization of a requested service including the type or level of service, 2) the reduction, suspension or termination of a previously authorized service, 3) the denial in whole or in part of payment for service, 4) the failure to provide services in a timely manner, 5) the failure of the Contractor to comply with the timeframes for dispositions of grievances and appeals and 6) the denial of a rural enrollee's request to obtain services outside the Contractor's network when the Contractor is the only Contractor in the rural area.

     - That benefits shall continue only if: 1) the enrollee files an appeal before the later of a) 10 days from the mailing of the Notice of Action or b) the intended date of the Contractor's action, 2) the appeal involves the termination, suspension, or reduction of a previously authorized course of treatment, 3) the services were ordered by an authorized provider, 4) the original period covered by the original authorization has not expired, and 5) the enrollee requests a continuation of benefits.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

     - That the Contractor continues extended benefits originally provided to the enrollee until any of the following occurs: 1) enrollee withdraws appeal, 2) enrollee has not specifically requested continued benefits pending a hearing decision within 10 days of MCO/PIHP mailing appeal resolution notice, 3) State hearing office issues decision adverse to enrollee or 4) time period or service limits of a previously authorized service has been met.

     - That for appeals, the Contractor provides the enrollee a reasonable opportunity to present evidence and allegations of fact or law in person and in writing and that the Contractor informs the enrollee of the limited time available in cases involving expedited resolution.

     - That for appeals, the Contractor provides the enrollee and his representative the opportunity before and during the appeals process to examine the enrollee's case file including medical records and other documents considered during the appeals process.

     - That if the Contractor denies a request for expedited resolution, it must make reasonable efforts to give the enrollee prompt oral notice and follow-up within two calendar days with a written notice of the denial of expedited resolution.

     - That the Contractor shall ensure that individuals who make decisions regarding grievance and appeals are individuals not involved in any previous level of review or decision making and that individuals who make decisions regarding: 1) appeals of denials based on lack of medical necessity, 2) a grievance regarding denial of expedited resolution of an appeal or 3) grievances or appeals involving clinical issues are health care professionals as defined in 42 CFR 438.2 with the appropriate clinical expertise in treating the enrollee's condition or disease.

     - That the Contractor shall provide written notice of the disposition of each appeal which must contain: 1) the results of the resolution process and the date it was completed, 2) for appeals not resolved wholly in favor of enrollees: a) the enrollee's right to request a State fair hearing and how to do so, b) the right to receive benefits pending the hearing and how to request continuation of benefits and c) information explaining that the enrollee may be held liable for the cost of benefits if the hearing decision upholds the Contractor.

     - That if the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

                     1.  Complainant's name

                     2.  Complainant's AHCCCS I.D. number

                     3.  Complainant's address

                     4.  Complainant's phone number (if applicable)

                     5.  date of receipt of grievance or appeal

                     6. summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

     -    The following material shall be included in the file sent by the
          Contractor:

                     1. written request of the Complainant asking for the
                        request for hearing

                     2. copies of the entire file which includes the
                        investigations and/or medical records; and the Contractor's resolution

                     3. other information relevant to the resolution of the
                        grievance or appeal

     - That if the Contractor or the State fair hearing decision reverses a decision to deny, limit or delay services not furnished while the appeal was pending, the Contractor shall authorize or provide the services promptly and as expeditiously as the enrollee's health condition requires.

     - That if the Contractor or State fair hearing decision reverses a decision to deny authorization of services and the disputed services were received pending appeal, the Contractor shall pay for those services.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

ATTACHMENT H (2):   PROVIDER GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have in place a written grievance system policy for providers regarding adverse actions taken by the Contractor. The policy shall be in accordance with applicable Federal and State laws, regulations and policies. The grievance policy shall include the following provisions:

a. The grievance policy shall be provided to all subcontractors at the time of contract. For providers without a contract, the grievance policy may be mailed with a remittance advice, provided the remittance is sent within 45 days of receipt of a claim.

b. The grievance policy must specify that all grievances, with the exception of those challenging claim denials, must be filed with the Contractor no later than 60 days from the date of the adverse action. Grievances challenging claim denials must be filed in writing with the Contractor no later that 12 months from the date of service, 12 months after the date of eligibility posting or within 60 days after the date of a timely claim submission, whichever is later.

c. Specific individuals are appointed with authority to require corrective action and with requisite experience to administer the grievance process.

d. A log is maintained for all grievances containing sufficient information to identify the Complainant, date of receipt, nature of the grievance and the date the grievance is resolved. Separate logs must be maintained for provider and member grievances

e. Within five working days of receipt, the Complainant is informed by letter that the grievance has been received.

f. Each grievance is thoroughly investigated using the applicable statutory, regulatory, contractual and policy provisions, ensuring that facts are obtained from all parties.

g. All documentation received and mailed by the Contractor during the grievance process is dated upon receipt.

h. All grievances are filed in a secure designated area and are retained for five years following the Contractor's decision, the Administration's decision, judicial appeal or close of the grievance, whichever is later.

i. A copy of the Contractor's decision will be either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The decision shall be mailed to all other individuals by regular mail. The date of the decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. The decision must include and describe in detail, the following:

     1.   the nature of the grievance

     2.   the issues involved

     3. the reasons supporting the Contractor's decision, explained in easy to understand terms for members, including references to applicable statute, rule, applicable contractual provisions, policy and procedure

     4. the Complainant's right to request a hearing by filing the request for hearing to the Contractor no later than 30 days after the date of the Contractor's decision.

j. If the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

     1.   Complainant's name

     2.   Complainant's AHCCCS ID number

     3.   Complainant's address

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT H:                                         CONTRACT/RFP NO. YH04-0001
GRIEVANCE SYSTEM AND STANDARDS

     4.   Complainant's phone number (if applicable)

     5.   the date of receipt of grievance

     6. a summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

k.   The following material shall be included in the file sent by the
     Contractor:

     1.   written request of the Complainant asking for the request for hearing

     2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's decision

     3.   other information relevant to the resolution of the grievance

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT I: ENCOUNTER SUBMISSION
REQUIREMENTS                                          CONTRACT/RFP NO. YH04-0001

ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS

The Contractor will be assessed sanctions for noncompliance with encounter submission requirements. AHCCCSA may also perform special reviews of encounter data, such as comparing encounter reports to the Contractor's claims files. Any findings of incomplete or inaccurate encounter data may result in the imposition of sanctions or requirement of a corrective action plan.

PENDED ENCOUNTER CORRECTIONS

The Contractor must resolve all pended encounters within 120 days of the original processing date. Sanctions will be imposed according to the following schedule for each encounter pended for more than 120 days unless the pend is due to AHCCCSA error:

0 - 120 days       121 - 180 days        181 - 240 days        241 - 360 days        361 + days
No sanction        $ 5 per month         $ 10 per month        $ 15 per month        $ 20 per month

"AHCCCSA error" is defined as a pended encounter, which (1) AHCCCSA acknowledges to be the result of its own error, and (2) requires a change to the system programming, an update to the database reference table, or further research by AHCCCSA. AHCCCSA reserves the right to adjust the sanction amount if circumstances warrant.

When the Contractor notifies AHCCCSA, in writing, that the resolution of a pended encounter depends on AHCCCSA rather than the Contractor, AHCCCSA will respond in writing within 30 days of receipt of such notification. The AHCCCSA response will report the status of each pending encounter problem or issue in question.

Pended encounters will not qualify as AHCCCSA errors if AHCCCSA reviews the Contractor's notification and asks the Contractor to research the issue and provide additional substantiating documentation, or if AHCCCSA disagrees with the Contractor's claim of AHCCCSA error. If a pended encounter being researched by AHCCCSA is later determined not to be caused by AHCCCSA error, the Contractor may be sanctioned retroactively.

Before imposing sanctions, AHCCCSA will notify the Contractor, in writing, of the total number of sanctionable encounters pended more than 120 days. Pended encounters shall not be deleted by the Contractor as a means of avoiding sanctions for failure to correct encounters within 120 days. The Contractor shall document deleted encounters and shall maintain a record of the deleted CRNs with appropriate reasons indicated. The Contractor shall, upon request, make this documentation available to AHCCCSA for review.

ENCOUNTER VALIDATION STUDIES

Per CMS requirement, AHCCCSA will conduct encounter validation studies of the Contractor's encounter submissions, and sanction the Contractor for noncompliance with encounter submission requirements. The purpose of encounter validation studies is to compare recorded utilization information from a medical record or other source with the Contractor's submitted encounter data. Any and all covered services may be validated as part of these studies. Encounter validation studies will be conducted at least yearly.

AHCCCSA may revise study methodology, timelines, and sanction amounts based on agency review or as a result of consultations with CMS. The Contractor will be notified in writing of any significant change in study methodology.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT I: ENCOUNTER SUBMISSION
REQUIREMENTS                                          CONTRACT/RFP NO. YH04-0001

AHCCCSA will conduct two encounter validation studies. Study "A" examines non-institutional services (form HCFA 1500 encounters), and Study "B" examines institutional services (form UB-92 encounters).

AHCCCSA will notify the Contractor in writing of the sanction amounts and of the selected data needed for encounter validation studies. The Contractor will have 90 days to submit the requested data to AHCCCSA. In the case of medical records requests, the Contractor's failure to provide AHCCCSA with the records requested within 90 days may result in a sanction of $1,000 per missing medical record. If AHCCCSA does not receive a sufficient number of medical records from the Contractor to select a statistically valid sample for a study, the Contractor may be sanctioned up to 5% of its annual capitation payment.

The criteria used in encounter validation studies may include timeliness, correctness, and omission of encounters. These criteria are defined as follows:

Timeliness: The time elapsed between the date of service and the date that the encounter is received at AHCCCS. All encounters must be received by AHCCCSA no later than 240 days after the end of the month in which the service was rendered, or the effective date of enrollment with the Contractor, whichever is later. For all encounters for which timeliness is evaluated, a sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter record is received by AHCCCSA more than 240 days after the date determined above. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Correctness: A correct encounter contains a complete and accurate description of AHCCCS covered services provided to a member. A sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter is incomplete or incorrectly coded. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Omission of data: An encounter not submitted to AHCCCSA or an encounter inappropriately deleted from AHCCCSA's pending encounter file or historical files in lieu of correction of such record. For Study "A" and for Study "B", a sanction per encounter error extrapolated to the population of encounters may be assessed for an omission. It is anticipated that the sanction amount will be $5.00 per error extrapolated to the population of encounters for Study "A" and $10.00 per error extrapolated to the population of encounters for Study "B"; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

For encounter validation studies, AHCCCSA will select all approved and pended encounters to be studied no earlier than 240 days after the end of the month in which the service was rendered. Once AHCCCSA has selected the Contractor's encounters for encounter validation studies, subsequent encounter submissions for the period being studied will not be considered.

AHCCCSA may review all of the Contractor's submitted encounters, or may select a sample. The sample size, or number of encounters to be reviewed, will be determined using statistical methods in order to accurately estimate the Contractor's error rates. Error rates will be calculated by dividing the number of errors found by the number of encounters reviewed. A 95% confidence interval will be used to account for limitations caused by sampling. The confidence interval shows the range within which the true error rate is estimated to be. If error rates are based on a sample, the error rate used for sanction purposes will be the lower limit of the confidence interval.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT I: ENCOUNTER SUBMISSION
REQUIREMENTS                                          CONTRACT/RFP NO. YH04-0001

Encounter validation methodology and statistical formulas are provided in the AHCCCS Encounter Data Validation Technical Document, which is available in the Bidders Library. This document also provides examples, which illustrate how AHCCCSA determines study sample sizes, error rates, confidence intervals, and sanction amounts.

Written preliminary results of all encounter validation studies will be sent to the Contractor for review and comment. The Contractor will have a maximum of 30 days to review results and provide AHCCCSA with additional documentation that would affect the final calculation of error rates and sanctions. AHCCCSA will examine the Contractor's documentation and may revise study results if warranted. Written final results of the study will then be sent to the Contractor and communicated to CMS, and any sanctions will be assessed.

The Contractor may file a written challenge to sanctions assessed by AHCCCSA not more than 35 days after the Contractor receives final study results from AHCCCSA. Challenges will be reviewed by AHCCCSA and a written decision will be rendered no later than 60 days from the date of receipt of a timely challenge. Sanctions shall not apply to encounter errors successfully challenged. A challenge must be filed on a timely basis and a decision must be rendered by AHCCCSA prior to filing a grievance and request for hearing pursuant to Article 8 of AHCCCS Rules. Sanction amounts will be deducted from the Contractor's capitation payment.

ENCOUNTER CORRECTIONS

Contractors are required to submit replacement or voided encounters in the event that claims are subsequently corrected following the initial encounter submission. This includes corrections as a result of inaccuracies identified by fraud and abuse audits or investigations conducted by AHCCCSA or the Contractor. Contractors shall refer to the Encounter Reporting User Manual for instructions regarding submission of corrected encounters.

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE              CONTRACT/RFP NO. YH04-0001

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE

                        AHCCCS EPSDT PERIODICITY SCHEDULE

======================================================================================================================
                                             INFANCY                          EARLY CHILDHOOD         MIDDLE CHILDHOOD
                          -------------------------------------------    --------------------------   ----------------
                           new  2-4  by 1   2    4     6     9     12    15    18    24    3     4     5     6     8
     PROCEDURES           born  day   mo   mo    mo    mo    mo    mo    mo    mo    mo    yr    yr    yr    yr    yr
----------------------------------------------------------------------------------------------------------------------
History Initial/Interval   x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Height & Weight            x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Head Circumference         x     x    x     x    x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Blood Pressure                                                                             x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Nutritional Assessment     x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Vision**
----------------------------------------------------------------------------------------------------------------------
Hearing**/Speech
----------------------------------------------------------------------------------------------------------------------
Dev./Behavioral Assess.    x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Physical Examination       x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Immunization             <-x----------->    x    x     x           <-----x------>                <-----x----->
----------------------------------------------------------------------------------------------------------------------
Tuberculin Test                                                    +     +     +     +     +     +     +     +     +
----------------------------------------------------------------------------------------------------------------------
Hematocrit/Hemoglobin                 <----------------------x->
----------------------------------------------------------------------------------------------------------------------
Urinalysis                                                                                             x
----------------------------------------------------------------------------------------------------------------------
Lead Screen
----------------------------------------------------------------------------------------------------------------------
    Verbal                                             x     x           x     x           x     x     x     x
----------------------------------------------------------------------------------------------------------------------
    Blood                                                          x                 x     x*    x*    x*    x*
----------------------------------------------------------------------------------------------------------------------
Anticipatory Guidance      x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Dental Referral**
======================================================================================================================

========================================================================
                                             ADOLESCENCE
                             -------------------------------------------
                             10    12    14    16    18
     PROCEDURES              yr    yr    yr    yr    yr   20+up to 21 yr
------------------------------------------------------------------------
History Initial/Interval     x     x     x     x     x          x
------------------------------------------------------------------------
Height & Weight              x     x     x     x     x          x
------------------------------------------------------------------------
Head Circumference
------------------------------------------------------------------------
Blood Pressure               x     x     x     x     x          x
------------------------------------------------------------------------
Nutritional Assessment       x     x     x     x     x          x
------------------------------------------------------------------------
Vision**
------------------------------------------------------------------------
Hearing**/Speech
------------------------------------------------------------------------
Dev./Behavioral Assess.      x     x     x     x     x          x
------------------------------------------------------------------------
Physical Examination         x     x     x     x     x          x
------------------------------------------------------------------------
Immunization                   <---x------>
------------------------------------------------------------------------
Tuberculin Test              +     +     +     +     +          +
------------------------------------------------------------------------
Hematocrit/Hemoglobin              <-----x--------------------------->
------------------------------------------------------------------------
Urinalysis                         <-----x--------------------------->
------------------------------------------------------------------------
Lead Screen
------------------------------------------------------------------------
    Verbal
------------------------------------------------------------------------
    Blood
------------------------------------------------------------------------
Anticipatory Guidance        x     x     x     x     x          x
------------------------------------------------------------------------
Dental Referral**
========================================================================

These are minimum requirements. If at any time other procedures, tests, etc. are medically indicated, the physician is obligated to perform them. If a child comes under care for the first time at any point on the schedule, or if any items are not accomplished at the suggested age, the schedule should be brought up to date at the earliest possible time.

Key: x      = to be completed   + = to be performed for members at risk when
     indicated.

<----x---->  = the range during which a service may be provided, with the x indicating the preferred age.

* Members not previously screened who fall within this range (36 to 72 months of age) must have a blood lead screen performed.

**  See separate schedule for detail.

*** If American Academy of Pediatrics guidelines are used for the screening schedule and/or more screenings are medically necessary, those additional interperiodic screenings will be covered

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE              CONTRACT/RFP NO. YH04-0001

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                           DENTAL PERIODICITY SCHEDULE

==================================================================================================================================
             MONTHS                                                     YEARS
----------------------------------------------------------------------------------------------------------------------------------
           Birth thru 36                                                                                                    20+ up
Procedure     months          3    4    5    6    7    8    9    10    11    12    13    14    15    16    17    18    19    to 21
----------------------------------------------------------------------------------------------------------------------------------
Dental          +             x    x    x    x    x    x    x    x     x     x     x     x     x     x     x     x     x       x
Referral
==================================================================================================================================

REFERRALS FOR ROUTINE DENTAL VISITS SHOULD BEGIN AT AGE THREE (3). EARLIER INITIAL DENTAL EVALUATIONS MAY BE APPROPRIATE FOR SOME CHILDREN. SUBSEQUENT EXAMINATIONS AS PRESCRIBED BY DENTIST.

KEY:  +  =  BIRTH TO 36 MONTHS IF INDICATED

      x  =  TO BE COMPLETED

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE                            CONTRACT/RFP
NO. YH04-0001

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                           VISION PERIODICITY SCHEDULE

====================================================================================================================================
                                      MONTHS                                                     YEARS
------------------------------------------------------------------------------------------------------------------------------------
            New   2 - 4  by 1                                                                                                20 + up
Procedure   born   Days   mo   2    4    6   9    12    15    18    24    3*  4    5   6    8    10    12   14    16    18  to 21 yr
------------------------------------------------------------------------------------------------------------------------------------
Vision +++   S      S     S    S    S    S   S    S     S     S     S     O   O    O   S    S    O     O    S     S     O      S
====================================================================================================================================

THESE ARE MINIMUM REQUIREMENTS: IF AT ANY TIME OTHER PROCEDURES, TESTS, ETC. ARE MEDICALLY INDICATED, THE PHYSICIAN IS
OBLIGATED TO PERFORM THEM.

KEY:  S  =SUBJECTIVE, BY HISTORY

      O  =OBJECTIVE, BY A STANDARD TESTING METHOD

      *  =IF THE PATIENT IS UNCOOPERATIVE, RESCREEN IN 6 MONTHS.

    +++  =MAY BE DONE MORE FREQUENTLY IF INDICATED OR AT INCREASED RISK.

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                     HEARING AND SPEECH PERIODICITY SCHEDULE

====================================================================================================================================
                                      MONTHS                                                     YEARS
------------------------------------------------------------------------------------------------------------------------------------
            New   2 - 4  by 1                                                                                                20 + up
Procedure   born   Days   mo   2    4    6   9    12    15    18    24   3    4    5   6    8    10    12   14    16    18  to 21 yr
------------------------------------------------------------------------------------------------------------------------------------
Hearing/    S/0     S     S    S    S    S   S    S     S     S     S    O    O    O   S    S    O     O    S     S     O      S
Speech +++
====================================================================================================================================

THESE ARE MINIMUM REQUIREMENTS: IF AT ANY TIME OTHER PROCEDURES, TESTS, ETC. ARE MEDICALLY INDICATED, THE PHYSICIAN IS
OBLIGATED TO PERFORM THEM.

KEY:  S  =SUBJECTIVE, BY HISTORY

      O  =OBJECTIVE, BY A STANDARD TESTING METHOD

      * =ALL CHILDREN, INCLUDING NEWBORNS, MEETING RISK CRITERIA FOR HEARING LOSS SHOULD BE OBJECTIVELY SCREENED.

    +++  =MAY BE DONE MORE FREQUENTLY IF INDICATED OR AT INCREASED RISK

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT K: OFFEROR'S CHECKLIST                     CONTRACT/RFP NO. YH04-0001

ATTACHMENT K: OFFEROR'S CHECKLIST

Offerors must submit all items below, unless otherwise noted. In the column titled "Offeror's Page #", the Offeror must enter the appropriate page numbers from its proposal where the AHCCCS Evaluation Panel may find the Offeror's response to that requirement.

I.       GENERAL MATTERS

-------------------------------------------------------------------------------
                 SUBJECT:                         REFERENCE    OFFEROR'S PAGE #
-------------------------------------------------------------------------------
Offeror's signature page                         (Front page)        N/A
-------------------------------------------------------------------------------
Offeror's Checklist (this attachment)                N/A
-------------------------------------------------------------------------------
Completion of all items in Section G of the RFP   Section G
-------------------------------------------------------------------------------

NOTE: The "Reqmt. #" shown below in Parts II, III, IV and V refers to the numbered submission requirements outlined in Section I, Paragraph 1 of this RFP.

II.      PROVIDER NETWORK

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Provider Network Development       1.     Attachment D (1)
------------------------------------------------------------------------------
                                   2.     Paragraph 27, Attachment
                                          B
------------------------------------------------------------------------------
                                   3.     Paragraph 27, Attachment
                                          B
------------------------------------------------------------------------------
Provider Network Management:
------------------------------------------------------------------------------
Monitoring and Managing            4.     Paragraph 16, 27, 29, 30,
                                          31, 33
------------------------------------------------------------------------------
                                   5.     Paragraph 29
------------------------------------------------------------------------------
Network Communication              6.     Paragraph 27, 29
------------------------------------------------------------------------------
                                   7.     N/A
------------------------------------------------------------------------------
Capacity Analysis/Planning and     8.     Paragraph 27
Development
------------------------------------------------------------------------------
                                   9.     Paragraph 73
------------------------------------------------------------------------------

III.     CAPITATION

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Capitation                         10.    Paragraph 53, 57, 75,
                                          Section B, Attachment E
------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT K: OFFEROR'S CHECKLIST                     CONTRACT/RFP NO. YH04-0001

IV.      PROGRAM

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Quality Management                 11.    Paragraph 23, 24
------------------------------------------------------------------------------
                                   12.    Paragraph 23
------------------------------------------------------------------------------
                                   13.    Paragraph 23
------------------------------------------------------------------------------
Utilization Management             14.    Paragraph 23
------------------------------------------------------------------------------
                                   15.    Paragraph 23
------------------------------------------------------------------------------
                                   16.    Paragraph 23
------------------------------------------------------------------------------
                                   17.    Paragraph 23
------------------------------------------------------------------------------
                                   18.    Paragraph 23
------------------------------------------------------------------------------
Disease Prevention/Health          19.    Paragraph 10, 23, 24
Maintenance
------------------------------------------------------------------------------
                                   20.    Paragraph 10, 15, 23, 24
------------------------------------------------------------------------------
                                   21.    Paragraph 10, 24
------------------------------------------------------------------------------
                                   22.    Paragraph 10, 23
------------------------------------------------------------------------------
Focused Health Needs               23.    Paragraph 11, 23
------------------------------------------------------------------------------
                                   24.    Paragraph 23
------------------------------------------------------------------------------
                                   25.    Paragraph 18, 20
------------------------------------------------------------------------------
                                   26.    Paragraph 10, 11, 23
------------------------------------------------------------------------------
                                   27.    Paragraph 10, 23, 24, 31,
                                          33
------------------------------------------------------------------------------
Member Services                    28.    Paragraph 18, 23, 25,
                                          Attachment H (1)
------------------------------------------------------------------------------
                                   29.    Paragraph 8, 16, 18, 20
------------------------------------------------------------------------------
                                   30.    Paragraph 4, 19, 23, 25,
                                          Attachment H (1)
------------------------------------------------------------------------------

V.       ORGANIZATION

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Organization and Staffing          31.    N/A
------------------------------------------------------------------------------
                                   32.    N/A
------------------------------------------------------------------------------
                                   33.    Paragraph 73
------------------------------------------------------------------------------
Corporate Compliance               34.    Paragraph 62
------------------------------------------------------------------------------
                                   35.    Paragraph 62
------------------------------------------------------------------------------
Grievance and Appeals              36.    Paragraph 25, Attachment
                                          H (1), Attachment H (2)
------------------------------------------------------------------------------
                                   37.    Paragraph 25, Attachment
                                          H (1), Attachment H (2)
------------------------------------------------------------------------------

                                                                Acute Care RFP
                                                                February 3, 2003

ATTACHMENT K: OFFEROR'S CHECKLIST                     CONTRACT/RFP NO. YH04-0001

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Claims                             38.    Paragraph 38, 58
------------------------------------------------------------------------------
                                   39.    N/A
------------------------------------------------------------------------------
                                   40.    N/A
------------------------------------------------------------------------------
Encounters                         41.    Paragraph 64, 65,
                                          Attachment I
------------------------------------------------------------------------------
Financial Standards                42.    Paragraph 46, 47
------------------------------------------------------------------------------
                                   43.    Paragraph 45
------------------------------------------------------------------------------
                                   44.    N/A
------------------------------------------------------------------------------
                                   45.    N/A
------------------------------------------------------------------------------
                                   46.    N/A
------------------------------------------------------------------------------
                                   47.    N/A
------------------------------------------------------------------------------
                                   48.    N/A
------------------------------------------------------------------------------
                                   49.    Paragraph 50
------------------------------------------------------------------------------
                                   50.    Paragraph 43
------------------------------------------------------------------------------
Liability Management               51.    Paragraph 50
------------------------------------------------------------------------------

VI.      EXTRA CREDIT


------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Optional Submissions:
------------------------------------------------------------------------------
Extra Credit                       52.              N/A
------------------------------------------------------------------------------

[END OF CHECKLIST]

                                                                  Acute Care RFP
                                                                February 3, 2003